Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT
This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of August 13, 2019 (this “Amendment”), is entered into by and among Perspecta Inc., a Nevada corporation (the “Company”), the Guarantors listed on the signature pages hereto, MUFG Bank, Ltd., a member of MUFG, a global financial group (“MUFG”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), the Incremental Tranche A2 Lenders (as defined below) party hereto, the Incremental Revolving Lenders (as defined below) party hereto and the Lenders party hereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Credit Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, dated as of May 31, 2018 (as amended by that certain First Amendment, dated as of December 12, 2018, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”), among the Company, the Guarantors party thereto, the Lenders party thereto, the Administrative Agent, MUFG Union Bank, N.A., as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”), and the other Persons party thereto, the Lenders named therein have extended certain credit facilities to the Company;
WHEREAS, the Company has appointed (i) MUFG Bank, Ltd., (ii) BofA Securities, Inc., (iii) JPMorgan Chase Bank, N.A. and (iv) Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners (collectively, the “Lead Arrangers”), to arrange (x) Incremental Revolving Commitments in an aggregate principal amount of $150,000,000 (the “Incremental Revolving Commitments”) pursuant to Section 2.20(a) of the Credit Agreement, the proceeds of which will be used for general corporate purposes and (y) Incremental Tranche A2 Advances in an aggregate principal amount of $46,000,000 (the “Incremental Tranche A2 Advances”) pursuant to Section 2.20(b) of the Credit Agreement, the proceeds of which will be used to make a voluntary prepayment of a corresponding aggregate principal amount of the existing Tranche A1 Advances outstanding immediately prior to the Second Amendment Effective Date (as defined below) (the “Existing Tranche A1 Advances”);
WHEREAS, each institution listed on Schedule I hereto as an Incremental Revolving Lender (each, an “Incremental Revolving Lender”) (i) has agreed, on the terms and conditions set forth herein and in the Credit Agreement, to provide the amount of the Incremental Revolving Commitments set forth opposite its name under the heading “Incremental Revolving Commitment” on Schedule I hereto (the “Incremental Revolving Commitment”) and (ii) by executing a signature page to this Amendment, approves of the amendments to the Credit Agreement pursuant to Section 3 hereof;
WHEREAS, each institution listed on Schedule II hereto as an Incremental Tranche A2 Lender (each, an “Incremental Tranche A2 Lender”) (i) has agreed, on the terms and conditions set forth herein and in the Credit Agreement, to provide the amount of the Incremental Tranche A2 Commitments set forth opposite its name under the heading “Incremental Tranche A2

Commitment” on Schedule II hereto (the “Incremental Tranche A2 Commitment”) and (ii) by executing a signature page to this Amendment, approves of the amendments to the Credit Agreement pursuant to Section 3 hereof;
WHEREAS, the Company has requested that each of the Revolving Lenders and each of the Swing Line Banks agree to extend the Revolving Commitment Termination Date as set forth herein, and subject to the terms and conditions hereof, each of the Revolving Lenders and each of the Swing Line Banks is willing to do so;
WHEREAS, the Company has requested that each of the Tranche A1 Lenders agree to extend the Tranche A1 Maturity Date as set forth herein, and subject to the terms and conditions hereof, each of the Tranche A1 Lenders is willing to do so;
WHEREAS, the Company has requested that each of the Tranche A2 Lenders agree to extend the Tranche A2 Maturity Date as set forth herein, and subject to the terms and conditions hereof, each of the Tranche A2 Lenders is willing to do so;
WHEREAS, the Company has requested that Majority Facility Lenders under the Pro Rata Facilities amend the financial covenant under the Credit Agreement as set forth herein, and subject to the terms and conditions hereof, the Majority Facility Lenders are willing to do so;
WHEREAS, the Company has requested that the Majority Facility Lenders under the Term Loan B Facility and the Majority Lenders (x) waive the Specified Defaults and the Specified Prepayment (each as defined below) and (y) amend the Credit Agreement to provide that the Company shall receive credit for voluntary prepayments of the Term Loan A Facilities in the applicable fiscal year for purposes of determining the Excess Cash Flow mandatory prepayment required thereunder as set forth herein, and subject to the terms and conditions hereof, the Majority Facility Lenders under the Term Loan B Facility and the Majority Lenders are willing to do so; and
WHEREAS, the Company has requested that the Majority Lenders and the Administrative Agent amend certain provisions of the Credit Agreement as set forth herein, and subject to the terms and conditions hereof, the Majority Lenders and the Administrative Agent are willing to do so.
NOW THEREFORE, in consideration of the premises, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Incremental Revolving Commitments.
(a)Subject to the terms and conditions set forth herein, each Incremental Revolving Lender agrees to provide Incremental Revolving Commitments to the Company on the Second Amendment Effective Date in a principal amount equal to its Incremental Revolving Commitment.
(b)Commencing on the Second Amendment Effective Date, for all purposes under the Amended Credit Agreement and the other Loan Documents (as defined in the Amended

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Credit Agreement), (i) the Incremental Revolving Commitments shall be “Revolving Commitments” and (ii) each Incremental Revolving Lender shall be a “Revolving Lender” with outstanding “Revolving Commitments” under the Amended Credit Agreement. The Incremental Revolving Commitments shall be on identical terms as the Revolving Commitments provided on the Closing Date and shall, together with the Revolving Commitments provided on the Closing Date, constitute a single Class of Revolving Commitments under the Amended Credit Agreement.
2.Incremental Tranche A2 Advances.
(a)Subject to the terms and conditions set forth herein, each Incremental Tranche A2 Lender agrees to make Incremental Tranche A2 Advances to the Company on the Second Amendment Effective Date in a principal amount equal to its Incremental Tranche A2 Commitment. Unless previously terminated, the Incremental Tranche A2 Commitments shall terminate at 5:00 p.m., New York City time, on the Second Amendment Effective Date.
(b)Commencing on the Second Amendment Effective Date, for all purposes under the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement), (i) the Incremental Tranche A2 Advances shall be “Tranche A2 Advances” and (ii) each Incremental Tranche A2 Lender shall be a “Tranche A2 Lender” with outstanding “Tranche A2 Advances” under the Amended Credit Agreement. The Incremental Tranche A2 Advances shall be on identical terms as the Tranche A2 Advances made on the First Amendment Effective Date and shall, together with the Tranche A2 Advances provided on the First Amendment Effective Date, constitute a single Class of Tranche A2 Advances under the Amended Credit Agreement.
3.Amendments to Credit Agreement. Effective as of the Second Amendment Effective Date, the Credit Agreement shall be amended to reflect the changes which are attached as Exhibit A hereto (the Credit Agreement, as so amended, the “Amended Credit Agreement”), such that on the Second Amendment Effective Date the terms set forth in Exhibit A hereto which appear in bold and double underlined text (inserted text) shall be added to the Credit Agreement and the terms appearing as text which is stricken (~~deleted text~~) shall be deleted from the Credit Agreement. As used in the Amended Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import shall, unless the context otherwise requires, mean, from and after the Second Amendment Effective Date, the Amended Credit Agreement.
4.Certain Agreements. The initial Interest Period with respect to the Incremental Tranche A2 Advances shall commence on the Second Amendment Effective Date and end on the last day of the Interest Period then applicable to the existing Tranche A2 Advances outstanding immediately prior to the Second Amendment Effective Date (the “Existing Tranche A2 Advances”) (or, if there shall be more than one such Interest Period, with the principal amounts of the Incremental Tranche A2 Advances apportioned among such Interest Periods in the same proportions as the Existing Tranche A2 Advances are then apportioned).
5.Limited Waiver.

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(a)In connection with the requirements under Section 2.06(b)(ii)(B), the Company delivered a certificate (the “Specified Certificate”) to the Administrative Agent setting forth a calculation of the amount required to be prepaid based on Excess Cash Flow for the fiscal year ended March 31, 2019, which such calculation incorrectly deducted the principal of prepayments of Term Loan A Advances that had been made during such fiscal year in an aggregate principal amount of $104,000,000. As a result of such inadvertent miscalculation, the Company failed to make a mandatory prepayment required under such Section 2.06(b)(ii)(B) for the fiscal year ended March 31, 2019 in an amount equal to $12,699,414.82 (the “Specified Prepayment”). The Company has notified the Administrative Agent and the Lenders that (a) the failure to make such Specified Prepayment within ninety (90) days following the end of the fiscal year ended March 31, 2019 has caused (or may have caused) a Potential Event of Default under Section 2.06(b)(ii)(B) of the Credit Agreement and an Event of Default under Sections 6.01(a) of the Credit Agreement and (b) the inaccuracy of the calculations set forth in the Specified Certificate has caused (or may have caused) an Event of Default under Section 6.01(b) of the Credit Agreement (the foregoing Potential Event of Default and Events of Default, collectively, the “Specified Defaults”).
(b)On the terms and subject to the conditions set forth herein, the Majority Facility Lenders under the Term Loan B Facility and the Majority Lenders hereby (i) waive the Specified Defaults and (ii) waive the Specified Prepayment, and any additional fees, expenses or other amounts that may have accrued as a result of the failure of the Company to have made such Specified Prepayment when due.
(c)The foregoing limited waivers are one-time waivers and shall apply only to the matters and time periods expressly set forth in this Section 5. Without limiting the generality of the foregoing, such waivers shall not apply to (i) any current or future circumstances not specified above, including similar circumstances underlying the Specified Defaults not expressly set forth in this Section 5 or (ii) any other failure of the Company or any other Loan Party to comply with any provision of the Credit Agreement or any other Loan Document.
6.No Other Amendments. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments set forth herein, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and the Company hereby ratifies and confirms its obligations thereunder. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Administrative Agent’s, the Collateral Agent’s or the Lenders’ security interests in, security titles to, or other Liens on, any Collateral for the Obligations.
7.Conditions to Effectiveness. This Amendment, the amendments to the Credit Agreement contained in Section 3 hereof, the obligation of the Incremental Revolving Lenders to provide the Incremental Revolving Commitments and the obligation of the Incremental Tranche A2 Lenders to made the Incremental Tranche A2 Advances shall become effective as of the first

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date when, and only when, each of the following conditions has been met or duly waived by the Administrative Agent and the applicable Lenders in writing (such date, the “Second Amendment Effective Date”):
(a)the Administrative Agent shall have received:

(i)
from the Company, each Guarantor, each Incremental Revolving Lender, each Incremental Tranche A2 Lender, each Revolving Lender, each Swing Line Bank, each Tranche A1 Lender, each Tranche A2 Lender, Lenders holding at least a majority in principal amount of the Term Loan B Advances outstanding immediately prior to the Second Amendment Effective Date and Lenders constituting the Majority Lenders (including, for the avoidance of doubt, after giving effect to any assignments by Second Amendment Non-Consenting Lenders (as defined below) to Eligible Lenders) either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that such party has signed a counterpart of this Amendment;

(ii)
a certificate of the Secretary or an Assistant Secretary or other authorized officer of the Company and each Guarantor, dated the Second Amendment Effective Date, (A) either (x) certifying the names and true signatures of the officers of the Company and such Guarantor, as the case may be, authorized to sign this Amendment and any other documents to be delivered by the Company or such Guarantor hereunder or (y) certifying that there has been no change to the officers of the Company and such Guarantor, as the case may be, authorized to sign Loan Documents and any other documents to be delivered by the Company or such Guarantor since the incumbency certificate delivered on the Closing Date, the Merger Date or the First Amendment Effective Date, as the case may be, (B) either (x) attaching and certifying the correctness and completeness of the copies of the Company’s and such Guarantor’s Certificate of Incorporation and Bylaws or Certificate of Formation and Limited Liability Company Agreement or (y) certifying that there has been no change to such Certificate of Incorporation and Bylaws or Certificate of Formation and Limited Liability Company Agreement since last delivered on the Closing Date, the Merger Date or the First Amendment Effective Date, as the case may be, (C) attaching and certifying the correctness and completeness of copies of the resolutions of the Board of Directors or similar governing body of each of the Company and each Guarantor, approving the execution, delivery and performance of this Amendment, and (D) attaching a good standing certificate of the Company and each Guarantor from the state of its organization, each dated a recent date prior to the Second Amendment Effective Date;

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(iii)
customary legal opinions of (i) Latham & Watkins LLP, New York and Delaware counsel to the Loan Parties and (ii) Woodburn and Wedge, special Nevada counsel to the Loan Parties, in each case, dated the Second Amendment Effective Date and consistent with the opinions provided on the Closing Date or the Merger Date, as applicable;

(iv)
a certificate signed by an authorized officer of the Company certifying that (A) the representations and warranties of the Company and the other Loan Parties set forth in Section 8 hereof and in Article IV of the Amended Credit Agreement are correct in all material respects (except those representations and warranties qualified by materiality, which shall be true and correct) on and as of the Second Amendment Effective Date, before and immediately after giving effect to the incurrence of the Incremental Revolving Commitments, the Incremental Tranche A2 Commitments and the prepayment of the Existing Tranche A1 Advances on the Second Amendment Effective Date, and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates only to an earlier date, in which case they were true and correct in all material respects (except those representations qualified by materiality, which were true and correct) as of such earlier date and (B) no event has occurred and is continuing, or would result from the incurrence of the Incremental Revolving Commitment and the Incremental Tranche A2 Advances or from the application of the proceeds therefrom or the prepayment of the Existing Tranche A1 Advances, which constitutes an Event of Default or a Potential Event of Default;

(v)
a certificate from an authorized financial officer of the Company in the form of Exhibit H to the Credit Agreement certifying as to the solvency of the Company and its Subsidiaries on a consolidated basis after giving effect to the incurrence of the Incremental Revolving Commitments, the Incremental Tranche A2 Commitments and the prepayment of the Existing Tranche A1 Advances on the Second Amendment Effective Date;

(vi)	a notice of prepayment in respect of the Existing Tranche A1 Advances in accordance with the Section 2.06(c) of the Credit Agreement;

(vii)	a Notice of Borrowing in accordance with Section 2.02 of the Credit Agreement with respect to the Incremental Tranche A2 Advances; and

(viii)
the payment of all fees and expenses payable to (x) the Administrative Agent and (y) the Lead Arrangers and the other Lenders party hereto, in each case, in connection with the execution and delivery of this Amendment, including, without limitation, to the extent invoiced at least two Business Days prior to the Second Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and

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disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Company under this Amendment;

(b)
the Administrative Agent and the Lenders shall have received all documentation and other information reasonably requested with respect to the Company and any Guarantor in writing by any Lender at least 10 Business Days in advance of the Second Amendment Effective Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation;

(c)
substantially concurrently with the incurrence of the Incremental Tranche A2 Advances, the Company shall prepay the Existing Tranche A1 Advances in an aggregate amount equal to the outstanding principal amount of the Incremental Tranche A2 Advances; and

(d)
each Second Amendment Non-Consenting Lender with respect to this Amendment shall have received payment of an amount equal to the outstanding principal amount of its Advances, accrued interest thereon, accrued fees and, to the extent invoiced at least two Business Days prior to the Second Amendment Effective Date, all other amounts payable to it under the Credit Agreement and the other Loan Documents (including pursuant to Section 9.04 of the Credit Agreement).

8.Representations and Warranties. Each Loan Party hereby represents and warrants that (i) it has taken all necessary corporate, partnership or limited liability action, as applicable, to authorize it to execute, deliver and perform its obligations under this Amendment (including under the Amended Credit Agreement) in accordance with the terms hereof and to consummate the transactions contemplated hereby, (ii) each representation and warranty made by such Loan Party hereunder or under any Loan Document is true and correct in all material respects (unless any such representation and warranty is qualified as to materiality, in which case such representation and warranty is true and correct in all respects, and unless such representation and warranty is made as of an earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date) as of the Second Amendment Effective Date, both before and after giving effect to the effectiveness of this Amendment and (iii) immediately before and after giving effect to this Amendment, no Potential Event of Default or Event of Default has occurred and is continuing. This Amendment is a valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, arrangement, moratorium and other similar laws affecting creditors’ rights generally, concepts of reasonableness and the application of general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
9.Acknowledgment of Security Interests. Each Loan Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Collateral Agent under the Credit Agreement and the other Loan Documents are in full force and effect and are enforceable in accordance with the terms of the Credit Agreement and the other Loan

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Documents, subject to the effect of applicable bankruptcy, insolvency, arrangement, moratorium and other similar laws affecting creditors’ rights generally, concepts of reasonableness and to the application of general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
10.Reaffirmation of Guarantees and Loan Documents. Each Guarantor hereby reaffirms its guaranty of the Obligations pursuant to the Amended Credit Agreement and hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to this Amendment. Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound will continue to be in full force and effect as amended by this Amendment and, except as expressly set forth in this Amendment, all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment.
11.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
12.Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.
13.Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
14.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
15.Replacement of Second Amendment Non-Consenting Lenders.
(a)The Company hereby gives notice to each Revolving Lender and the Administrative Agent that, pursuant to Section 2.17(b) of the Credit Agreement, upon receipt of signature pages to this Amendment from the Majority Lenders and the Majority Facility Lenders with respect to the Revolving Facility, if such Revolving Lender has not executed and delivered a signature page to this Amendment by 11:00 a.m. (New York City time) on August 12, 2019 (the “Consent Deadline”), the Company may, on or after the Consent Deadline, exercise its option to cause such Revolving Lender (each such Revolving Lender, a “Second Amendment Non-Consenting Revolving Lender”) to assign and delegate without recourse, all of its interests, rights (other than its existing rights to payments pursuant to Section 2.10, 2.12 or 9.04 of the Credit Agreement) and obligations under the Credit Agreement to an Eligible Assignee that shall assume such obligations and become a party to this Amendment.
(b)The Company hereby gives notice to each Tranche A1 Lender and the Administrative Agent that, pursuant to Section 2.17(b) of the Credit Agreement, upon receipt of signature pages to this Amendment from the Majority Lenders and the Majority Facility Lenders with respect to the Tranche A1 Advances, if such Tranche A1 Lender has not executed and delivered a signature

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page to this Amendment by the Consent Deadline, the Company may, on or after the Consent Deadline, exercise its option to cause such Tranche A1 Lender (each such Tranche A1 Lender, a “Second Amendment Non-Consenting Tranche A1 Lender”) to assign and delegate without recourse, all of its interests, rights (other than its existing rights to payments pursuant to Section 2.10, 2.12 or 9.04 of the Credit Agreement) and obligations under the Credit Agreement to an Eligible Assignee that shall assume such obligations and become a party to this Amendment.
(c)The Company hereby gives notice to each Tranche A2 Lender and the Administrative Agent that, pursuant to Section 2.17(b) of the Credit Agreement, upon receipt of signature pages to this Amendment from the Majority Lenders and the Majority Facility Lenders with respect to the Tranche A2 Advances, if such Tranche A2 Lender has not executed and delivered a signature page to this Amendment by the Consent Deadline, the Company may, on or after the Consent Deadline, exercise its option to cause such Tranche A2 Lender (each such Tranche A2 Lender, a “Second Amendment Non-Consenting Tranche A2 Lender” and, together with the Second Amendment Non-Consenting Revolving Lenders and the Second Amendment Non-Consenting Tranche A1 Lenders, the “Second Amendment Non-Consenting Lenders”) to assign and delegate without recourse, all of its interests, rights (other than its existing rights to payments pursuant to Section 2.10, 2.12 or 9.04 of the Credit Agreement) and obligations under the Credit Agreement to an Eligible Assignee that shall assume such obligations and become a party to this Amendment.
(d)The Administrative Agent hereby waives the payment of the processing and recordation fee specified in Section 9.07(b)(iv) of the Credit Agreement with respect to each assignment by a Second Amendment Non-Consenting Lender to an Eligible Assignee with respect to this Amendment.
[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

COMPANY:	PERSPECTA INC., as the Company
By: /s/ Henry Miller
Name: Henry Miller
Title: Vice President and Treasurer

[Signature Page to the Second Amendment]

GUARANTORS:	PERSPECTA HC LLC(f/k/a Enterprise Services Plano LLC), as a Guarantor

By: /s/ Henry Miller
Name: Henry Miller
Title: Vice President and Assistant Treasurer

PERSPECTA ENTERPRISE SOLUTIONS LLC (f/k/a Enterprise Services LLC), as a Guarantor

By: /s/ Henry Miller
Name: Henry Miller
Title: Vice President and Assistant Treasurer

ULTRA SECOND VMS LLC, as a Guarantor

By: /s/ Henry Miller
Name: Henry Miller
Title: Vice President and Assistant Treasurer

PERSPECTA ENGINEERING INC. (f/k/a Vencore, Inc.), as a Guarantor
By: /s/ James Gallagher
Name: James Gallagher
Title: Senior Vice President, General Counsel and Secretary
KGS HOLDING CORP., as a Guarantor

By: /s/ Henry Miller
Name: Henry Miller
Title: Assistant Treasurer

[Signature Page to the Second Amendment]

PERSPECTA RISK DECISIONS INC. (f/k/a KeyPoint Government Solutions, Inc.), as a Guarantor

By: /s/ Henry Miller
Name: Henry Miller
Title: Assistant Treasurer

[Signature Page to the Second Amendment]

ADMINISTRATIVE AGENT:	MUFG BANK, LTD., as Administrative Agent
By: /s/ Yen Hua
Name: Yen Hua
Title: Director
INCREMENTAL REVOVLING

LENDERS:	MUFG BANK, LTD.,
as an Incremental Revolving Lender

By: /s/ Yen Hua
Name: Yen Hua
Title: Director
INCREMENTAL TRANCHE A2

LENDERS:	MUFG BANK, LTD.,
as an Incremental Tranche A2 Lender

By: /s/ Yen Hua
Name: Yen Hua
Title: Director

LENDERS:	MUFG BANK, LTD.,
as a Tranche A1 Lender, Tranche A2 Lender,
Revolving Lender

By: /s/ Yen Hua
Name: Yen Hua
Title: Director
MUFG BANK, LTD.,
as a Term Loan B Lender

By: /s/ Yen Hua
Name: Yen Hua
Title: Director

[Signature Page to the Second Amendment]

INCREMENTAL REVOVLING

LENDERS:	BANK OF AMERICA, N.A.
as an Incremental Revolving Lender
By: /s/ Erhlich Bautista
Name: Erhlich Bautista
Title: Vice President

LENDERS:	BANK OF AMERICA, N.A.
as a Tranche A1 Lender
By: /s/ Erhlich Bautista
Name: Erhlich Bautista
Title: Vice President
BANK OF AMERICA, N.A.
as a Tranche A2 Lender
By: /s/ Erhlich Bautista
Name: Erhlich Bautista
Title: Vice President
BANK OF AMERICA, N.A.
as a Revolving Lender
By: /s/ Erhlich Bautista
Name: Erhlich Bautista
Title: Vice President

[Signature Page to the Second Amendment]

INCREMENTAL REVOVLING

LENDERS:	FIFTH THIRD BANK,
as an Incremental Revolving Lender
By: /s/ Michael S. Barnett
Name: Michael S. Barnett
Title: Senior Vice President

LENDERS:	FIFTH THIRD BANK,
as a Tranche A1 Lender, Tranche A2 Lender,
Revolving Lender
By: /s/ Michael S. Barnett
Name: Michael S. Barnett
Title: Senior Vice President

[Signature Page to the Second Amendment]

INCREMENTAL REVOVLING

LENDERS:	JP MORGAN CHASE BANK, N.A.,
as an Incremental Revolving Lender
By: /s/ Anthony Galea
Name: Anthony Galea
Title: Executive Director

LENDERS:	JP MORGAN CHASE BANK, N.A.,
as a Tranche A1 Lender, Tranche A2 Lender,
Revolving Lender
By: /s/ Anthony Galea
Name: Anthony Galea
Title: Executive Director

[Signature Page to the Second Amendment]

INCREMENTAL REVOVLING

LENDERS:	PNC BANK, NATIONAL ASSOCIATION,
as an Incremental Revolving Lender
By: /s/ Troy Pierce
Name: Troy Pierce
Title: Vice President

LENDERS:	PNC BANK, NATIONAL ASSOCIATION,
as a Tranche A1 Lender, Tranche A2 Lender, and
Revolving Lender
By: /s/ Eric H. Williams
Name: Eric H. Williams
Title: Vice President

[Signature Page to the Second Amendment]

INCREMENTAL REVOVLING

LENDERS:	SANTANDER BANK, N.A.,
as an Incremental Revolving Lender
By: /s/ Irv Roa
Name: Irv Roa
Title: Senior Vice President

LENDERS:	SANTANDER BANK, N.A.,
as a Tranche A2 Lender and Revolving Lender
By: /s/ Irv Roa
Name: Irv Roa
Title: Senior Vice President

[Signature Page to the Second Amendment]

INCREMENTAL REVOVLING

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as an Incremental Revolving Lender
By: /s/ Mark B. Felker
Name: Mark B. Felker
Title: Managing Director

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Tranche A1 Lender, Tranche A2 Lender, and
Revolving Lender
By: /s/ Pete Martinets
Name: Pete Martinets
Title: Managing Director

[Signature Page to the Second Amendment]

INCREMENTAL REVOVLING

LENDERS:	The Bank of Nova Scotia,
as an Incremental Revolving Lender
By: /s/ Jason Rinne
Name: Jason Rinne
Title: Director

LENDERS:	The Bank of Nova Scotia,
as a Tranche A1 Lender, Tranche A2 Lender, and
Revolving Lender
By: /s/ Jason Rinne
Name: Jason Rinne
Title: Director

[Signature Page to the Second Amendment]

INCREMENTAL REVOVLING

LENDERS:	TD BANK, N.A.,
as an Incremental Revolving Lender
By: /s/ Mark Hogan
Name: Mark Hogan
Title: Senior Vice President

LENDERS:	TD BANK, N.A.,
as a Tranche A1 Lender, Tranche A2 Lender, and
Revolving Lender
By: /s/ Mark Hogan
Name: Mark Hogan
Title: Senior Vice President

[Signature Page to the Second Amendment]

INCREMENTAL REVOVLING

LENDERS:	CAPITAL ONE NATIONAL ASSOCIATION,
as an Incremental Revolving Lender
By: /s/ Joseph C. Costa
Name: Joseph C. Costa
Title: Senior Vice President

LENDERS:	CAPITAL ONE NATIONAL ASSOCIATION,
as a Tranche A1 Lender, Tranche A2 Lender, and
Revolving Lender
By: /s/ Joseph C. Costa
Name: Joseph C. Costa
Title: Senior Vice President

[Signature Page to the Second Amendment]

INCREMENTAL REVOVLING

LENDERS:	ROYAL BANK OF CANADA,
as an Incremental Revolving Lender
By: /s/ Sinan Tarlan
Name: Sinan Tarlan
Title: Authorized Signatory

LENDERS:	ROYAL BANK OF CANADA,
as a Revolving Lender
By: /s/ Richard C. Smith
Name: Richard C. Smith
Title: Authorized Signatory
Royal Bank of Canada,
as a Term Loan B Lender
By: /s/ Suzanne Kaicher
Name: Suzanne Kaicher
Title: Attorney-in-Fact
Royal Bank of Canada

[Signature Page to the Second Amendment]

INCREMENTAL REVOVLING

LENDERS:	GOLDMAN SACHS BANK USA,
as an Incremental Revolving Lender
By: /s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

LENDERS:	GOLDMAN SACHS BANK USA,
as an Tranche A2 Lender and Revolving Lender
By: /s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

[Signature Page to the Second Amendment]

INCREMENTAL REVOVLING

LENDERS:	UNITED BANK,
as an Incremental Revolving Lender
By: /s/ Timothy F. Veith
Name: Timothy F. Veith
Title: EVP

LENDERS:	UNITED BANK,
as a Tranche A1 Lender, Tranche A2
Lender and Revolving Lender
By: /s/ Edward J. Goedecke
Name: Edward J. Goedecke
Title: SVP

[Signature Page to the Second Amendment]

INCREMENTAL REVOVLING

LENDERS:	MIZUHO BANK, LTD,
as an Incremental Revolving Lender
By: /s/ Raymond Ventura
Name: Raymond Ventura
Title: Managing Director

LENDERS:	MIZUHO BANK, LTD,
as a Tranche A1 Lender, Tranche A2 Lender and a
Revolving Lender
By: /s/ Raymond Ventura
Name: Raymond Ventura
Title: Managing Director

[Signature Page to the Second Amendment]

LENDERS:	CITIZENS BANK, N.A.,
as a Tranche A2 Lender and Revolving Lender
By: /s/ Tracy Van Riper
Name: Tracy Van Riper
Title: Senior Vice President
Citizens Bank, N.A.,
as a Term Loan B Lender
By: /s/ Brendan Howard
Name: Brendan Howard
Title: Vice President

[Signature Page to the Second Amendment]

LENDERS:	REGIONS BANK,
as a Tranche A1 Lender, Tranche A2 Lender and Revolving Lender
By: /s/ Tyler Tirpak
Name: Tyler Tirpak
Title: Officer

[Signature Page to the Second Amendment]

LENDERS:	U.S. BANK NATIONAL ASSOCIATION,
as a Revolver Lender, a Tranche A1 Lender and a
Tranche A2 Lender
By: /s/ Dan Stevens
Name: Dan Stevens
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	State Bank of India, New York Branch
as a Replacement Tranche A2 Lender
By: /s/ Niraj Kumar Panda
Name: Mr. Niraj Kumar Panda
Title: VP & Head (CMC)

[Signature Page to the Second Amendment]

LENDERS:	FIRST NATIONAL BANK OF PENNSYLVANIA
as a Tranche A1 Lender
By: /s/ Douglas T. Brown
Name: Douglas T. Brown
Title: Senior Vice President
FIRST NATIONAL BANK OF PENNSYLVANIA
as a Tranche A2 Lender
By: /s/ Douglas T. Brown
Name: Douglas T. Brown
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	BARCLAYS BANK PLC,
as a Revolving Lender
By: /s/ Craig Malloy
Name: Craig Malloy
Title: Director

[Signature Page to the Second Amendment]

LENDERS:	People's United Bank, National Association
as a Tranche A2 Lender
By: /s/ James Riley
Name: James Riley
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	APPLE BANK FOR SAVINGS
as a Tranche A2 Lender
By: /s/ Dana Richard MacKinnon
Name: Dan Richard MacKinnon
Title: First Vice President
Export Credit and Corporate Finance

[Signature Page to the Second Amendment]

LENDERS:	Associated Bank, N.A.,
as a Tranche A2 Lender
By: /s/ Jamie Boney
Name: Jamie Boney
Title: Vice President

[Signature Page to the Second Amendment]

LENDERS:	Stifel Bank & Trust,
as a Tranche A2 Lender
By: /s/ John H. Phillips
Name: John H. Phillips
Title: Executive Vice President

Stifel Bank & Trust,
as a Term Loan B Lender
By: /s/ John H. Phillips
Name: John Phillips
Title: Executive Vice President

[Signature Page to the Second Amendment]

LENDERS:	Mega International Commercial Bank Co., Ltd.,
New York Branch,
as a Tranche A2 Lender
By: /s/ Pi-Kai Liu
Name: Pi-Kai Liu
Title: AVP

[Signature Page to the Second Amendment]

LENDERS:	CHANG HWA COMMERCIA BANK,
LTD., NEW YORK BRANCH,
as a Tranche A2 Lender
By: /s/ Jerry C.S. Liu
Name: Jerry C.S. Liu
Title:    V.P. & G.M.

[Signature Page to the Second Amendment]

LENDERS:	Credit Industriel et Commercial, New York Branch,
as a Tranche A2 Lender
By: /s/ Clifford Abramsky
Name: Clifford Abramsky
Title: Managing Director
By: /s/ Garry Weiss
Name: Garry Weiss
Title: Managing Director

[Signature Page to the Second Amendment]

LENDERS:	Taiwan Business Bank, Ltd., New York Branch,
as a Tranche A2 Lender
By: /s/ Sandy Chen
Name: Sandy Chen
Title: General Manager

[Signature Page to the Second Amendment]

LENDERS:	BANCO DE SABADELL, S.A., MIAMI BRANCH,
as a Tranche A2 Lender
By: /s/ Pierre Dulin
Name: Pierre Dulin
Title: Chief Commercial Officer Americas

[Signature Page to the Second Amendment]

LENDERS:	Hua Nan Commercial Bank, Los Angeles
Branch,
as a Tranche A2 Lender
By: /s/ Howard Hung
Name: Howard Hung
Title: Deputy General Manager & Assistant V. P.

[Signature Page to the Second Amendment]

LENDERS:	FirstBank Puerto Rico d/b/a FirstBank Florida,
as a Tranche A2 Lender
By: /s/ Jose M. Lacasa
Name: Jose M. Lacasa
Title: SVP, Corporate Banking
By: /s/ Kevin P. Flynn
Name: Kevin P. Flynn
Title: VP, Corporate Banking
FirstBank Puerto Rico d/b/a FirstBank Florida,
as a Term Loan B Lender
By: /s/ Jose M. Lacasa
Name: Jose M. Lacasa
Title: SVP, Corporate Banking
By: /s/ Kevin P. Flynn
Name: Kevin P. Flynn
Title: VP, Corporate Banking

[Signature Page to the Second Amendment]

LENDERS:	CATHAY BANK,
as a Tranche A2 Lender
By: /s/ Dean Kawai
Name: Dean Kawai
Title: SVP
CATHAY BANK,
as a Term Loan B Lender
By: /s/ Dean Kawai
Name: Dean Kawai
Title: SVP

[Signature Page to the Second Amendment]

LENDERS:	AIB Debt Management Limited,
as a Term Loan B Lender
By: /s/ Pamela McQuade
Name: Pamela McQuade
Title: Assistant Vice President
Investment Advisor to
AIB Debt Management, Limited

By: /s/ Ellen Kenneally
Name: Ellen Kenneally
Title: Vice President
Investment Advisor to
AIB Debt Management, Limited

[Signature Page to the Second Amendment]

LENDERS:	AJ BB Loan Fund 2018,
as a Term Loan B Lender
By: Apollo Capital Management, L.P, its investment manager
By: Apollo Capital Management GP, LLC, its general partner
By: /s/ Lacary Sharpe
Name: Lacary Sharpe
Title: Vice President

[Signature Page to the Second Amendment]

LENDERS:	Alinea CLO, Ltd.,
as a Term Loan B Lender
By: Invesco Senior Secured Management, Inc. as a Collateral Manager
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	ALJ Global Loan Fund 2016 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Term Loan B Lender
By: /s/ Robert Davis
Name: Robert Davis
Title: Sr. Vice President

[Signature Page to the Second Amendment]

LENDERS:	AMADABLUM US Leveraged Loan Fund a Series Trust of Global Multi Portfolio Investment Trust,
as a Term Loan B Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Ameriprise Certificate Company,
as a Term Loan B Lender
By: /s/ Jerry R. Howard R.
Name: Jerry R. Howard R.
Title: Assistant Vice President

[Signature Page to the Second Amendment]

LENDERS:	AMJ Bank Loan Fund SERIES 2 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Term Loan B Lender
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	AMJ LOAN FUND SERIES 2 A SERIES TRUST OF MULTIMANAGER GLOBAL INVESTMENT TRUST,
as a Term Loan B Lender
By: Brown Brothers Harriman Trust Company (Cayman) Limited acting solely in its capacity as trustee of AMJ Loan Fund Series 3, a series trust of Multi Manager Global Investment Trust, acting by HPS Investment Partners, LLC as attorney-in-fact
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	AMJ LOAN FUND SERIES 4 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Term Loan B Lender
By: Brown Brothers Harriman Trust Company (Cayman) Limited acting solely in its capacity as trustee of AMJ Loan Fund Series 4, a series trust of Multi Manager Global Investment Trust, acting by HPS Investment Partners, LLC as attorney-in-fact
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	AMMC CLO 19, LIMITED,
as a Term Loan B Lender
By: American Money Management Corp.,
as Collateral Manager
By: /s/ David Meyer
Name: David Meyer
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	AMMC CLO 20, LIMITED,
as a Term Loan B Lender
By: American Money Management Corp.,
as Collateral Manager
By: /s/ David Meyer
Name: David Meyer
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	AMMC CLO 21, LIMITED,
as a Term Loan B Lender
By: American Money Management Corp.,
as Collateral Manager
By: /s/ David Meyer
Name: David Meyer
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	AMMC CLO 22, LIMITED,
as a Term Loan B Lender
By: American Money Management Corp.,
as Collateral Manager
By: /s/ David Meyer
Name: David Meyer
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	AMMC CLO XI, LIMITED,
as a Term Loan B Lender
By: American Money Management Corp.,
as Collateral Manager
By: /s/ David P. Meyer
Name: David P, Meyer
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	Annisa CLO, Ltd.,
as a Term Loan B Lender
By: Invesco RR FUND L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as
sole member
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	APIDOS CLO XI,
as a Term Loan B Lender
By: Its Collateral Manager CVC Credit Partners, LLC
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	APIDOS CLO XII,
as a Term Loan B Lender
By: Its Collateral Manager CVC Credit Partners, LLC
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	APIDOS CLO XV,
as a Term Loan B Lender
By: Its Collateral Manager CVC Credit Partners, LLC
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	APIDOS CLO XXII,
as a Term Loan B Lender
By: Its Collateral Manager CVC Credit Partners, LLC
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Apidos CLO XXIII,
as a Term Loan B Lender
By: Its Collateral Manager, CVC Credit Partners, LLC
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	APIDOS CLO XXIV,
as a Term Loan B Lender
By: Its Collateral Manager CVC Credit Partners, LLC
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Apidos CLO XXIX,
as a Term Loan B Lender
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	APIDOS CLO XXV,
as a Term Loan B Lender
By: Its Collateral Manager CVC Credit Partners
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	APIDOS CLO XXVI,
as a Term Loan B Lender
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	APIDOS CLO XXVII,
as a Term Loan B Lender
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Apidos CLO XXVIII,
as a Term Loan B Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC,
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Apidos CLO XXX,
as a Term Loan B Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Apidos CLO XXXI,
as a Term Loan B Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC,
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Atrium Underwriters Ltd., Trustees of Syndicate 609,
as a Term Loan B Lender
By: Octagon Credit Investors, LLC as Sub-adviser
By: /s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[Signature Page to the Second Amendment]

LENDERS:	AZB Funding 9 Limited,
as a Term Loan B Lender
By: /s/ Kumiko Kawango
Name: Kumiko Kawango
Title: Authorized Signatory

[Signature Page to the Second Amendment]

LENDERS:	Baloise Senior Secured Loan Fund III,
as a Term Loan B Lender
By: Octagon Credit Investors, LLC
as Sub Investment Manager
By: /s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[Signature Page to the Second Amendment]

LENDERS:	BlueCross BlueShield of Tennessee, Inc.,
as a Term Loan B Lender
By: Wellington Management Company, LLP as its Investment Adviser
By: /s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

[Signature Page to the Second Amendment]

LENDERS:	BOC Pension Investment Fund,
as a Term Loan B Lender
By: Invesco Senior Secured Management, Inc. as
Attorney in Fact
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Bronco Trading, LLC,
as a Term Loan B Lender

By: /s/ Karen Weich
Name: Karen Weich
Title: Vice President

[Signature Page to the Second Amendment]

LENDERS:	Carbone CLO, Ltd.,
as a Term Loan B Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Cent CLO 21 Limited,
as a Term Loan B Lender
By: Columbia Management Investment Advisers, LLC
As Collateral Manager
By: /s/ Jerry R. Howard R.
Name: Jerry R. Howard R.
Title: Assistant Vice President

[Signature Page to the Second Amendment]

LENDERS:	Cent CLO 24 Limited,
as a Term Loan B Lender
By: Columbia Management Investment Advisers, LLC
As Collateral Manager
By: /s/ Jerry R. Howard R.
Name: Jerry R. Howard R.
Title: Assistant Vice President

[Signature Page to the Second Amendment]

LENDERS:	Chubb Bermuda Insurance Ltd,
as a Term Loan B Lender
By: /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

[Signature Page to the Second Amendment]

LENDERS:	Chubb Tempest Reinsurance Ltd,
as a Term Loan B Lender
by KKR FI Advisors LLC
By: /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

[Signature Page to the Second Amendment]

LENDERS:	CIT Bank, N.A,
as a Term Loan B Lender

By: /s/ Christopher Mongeluzzi
Name: Christopher Mongeluzzi
Title: Director

[Signature Page to the Second Amendment]

LENDERS:	City of New York Group Trust,
as a Term Loan B Lender
BY: Voya Investment Management Co. LLC as its investment manager

By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	BEAN CREEK CLO, LTD.,
as a Term Loan B Lender

By: /s/ Bryan S Higgins
Name: Bryan S Higgins
Title: Manager

[Signature Page to the Second Amendment]

LENDERS:	CLEAR CREEK CLO, LTD.,
as a Term Loan B Lender

By: /s/ Bryan S Higgins
Name: Bryan S Higgins
Title: Manager

[Signature Page to the Second Amendment]

LENDERS:	DEER CREEK CLO, LTD.,
as a Term Loan B Lender

By: /s/ Bryan S Higgins
Name: Bryan S Higgins
Title: Manager

[Signature Page to the Second Amendment]

LENDERS:	SILVER CREEK CLO, LTD.,
as a Term Loan B Lender

By: /s/ Bryan S Higgins
Name: Bryan S Higgins
Title: Manager

[Signature Page to the Second Amendment]

LENDERS:	Columbia Cent CLO 27 Limited,
as a Term Loan B Lender
By: Columbia Management Investment Advisers, LLC
As Collateral Manager
By: /s/ Jerry R. Howard R.
Name: Jerry R. Howard R.
Title: Assistant Vice President

[Signature Page to the Second Amendment]

LENDERS:	Columbia Cent CLO 28 Limited,
as a Term Loan B Lender
By: Columbia Management Investment Advisers, LLC
As Collateral Manager
By: /s/ Jerry R. Howard R.
Name: Jerry R. Howard R.
Title: Assistant Vice President

[Signature Page to the Second Amendment]

LENDERS:	Columbia Floating Rate Fund, a series of Columbia
Funds Series Trust II,
as a Term Loan B Lender

By: /s/ Jerry R. Howard R.
Name: Jerry R. Howard R.
Title: Assistant Vice President

[Signature Page to the Second Amendment]

LENDERS:	Columbia Strategic Income Fund, a series of Columbia
Funds Series Trust I,
as a Term Loan B Lender

By: /s/ Jerry R. Howard R.
Name: Jerry R. Howard R.
Title: Assistant Vice President

[Signature Page to the Second Amendment]

LENDERS:	Diversified Credit Portfolio Ltd.,
as a Term Loan B Lender
By: Invesco Senior Secured Management, Inc. as
Investment Adviser
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Dryden 30 Senior Loan Fund,
as a Term Loan B Lender
By: PGIM, Inc., as Collateral Manager
By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Principal

[Signature Page to the Second Amendment]

LENDERS:	Dryden 33 Senior Loan Fund,
as a Term Loan B Lender
By: PGIM, Inc., as Collateral Manager
By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Principal

[Signature Page to the Second Amendment]

LENDERS:	Dryden 40 Senior Loan Fund,
as a Term Loan B Lender
By: PGIM, Inc., as Collateral Manager
By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Principal

[Signature Page to the Second Amendment]

LENDERS:	Dryden 41 Senior Loan Fund,
as a Term Loan B Lender
By: PGIM, Inc., as Collateral Manager
By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Principal

[Signature Page to the Second Amendment]

LENDERS:	Dryden 43 Senior Loan Fund,
as a Term Loan B Lender
By: PGIM, Inc., as Collateral Manager
By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Principal

[Signature Page to the Second Amendment]

LENDERS:	Dryden 49 Senior Loan Fund,
as a Term Loan B Lender
By: PGIM, Inc., as Collateral Manager
By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Principal

[Signature Page to the Second Amendment]

LENDERS:	Dryden 50 Senior Loan Fund,
as a Term Loan B Lender
By: PGIM, Inc., as Collateral Manager
By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Principal

[Signature Page to the Second Amendment]

LENDERS:	Dryden 53 CLO, Ltd.,
as a Term Loan B Lender
By: PGIM, Inc., as Collateral Manager
By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Principal

[Signature Page to the Second Amendment]

LENDERS:	Elevation CLO 2013-1, Ltd.,
as a Term Loan B Lender
By: ArrowMark Colorado Holdings LLC As
Collateral Manager
By: /s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Elevation CLO 2014-2, Ltd.,
as a Term Loan B Lender
By: ArrowMark Colorado Holdings LLC As
Collateral Manager
By: /s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Elevation CLO 2016-5, Ltd.,
as a Term Loan B Lender
By: ArrowMark Colorado Holdings LLC
As Collateral Manager
By: /s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Elevation CLO 2017-8, Ltd.,
as a Term Loan B Lender
By: /s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Elevation CLO 2018-9, Ltd.,
as a Term Loan B Lender
By: 325 Fillmore LLC
As Collateral Manager
By: /s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	FIGUROA CLO 2013-2, LTD,
as a Term Loan B Lender
By: TCW Asset Management Company as
Investment Manager
By: /s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	Garrison BSL CLO 2016-1 Ltd.,
as a Term Loan B Lender
By: Garrison BSL CLO 2016-1 Manager LLC as
Collateral Manager
By: /s/ Pavel Antonov
Name: Pavel Antonov
Title: Attorney In Fact

[Signature Page to the Second Amendment]

LENDERS:	Garrison BSL CLO 2018-1 Ltd.,
as a Term Loan B Lender
By: Garrison BSL CLO 2018-1 Manager LLC as
Collateral Manager
By: /s/ Pavel Antonov
Name: Pavel Antonov
Title: Attorney In Fact

[Signature Page to the Second Amendment]

LENDERS:	Garrison Funding 2015-1 Ltd.,
as a Term Loan B Lender
By: Garrison Funding 2015-1 Manager LLC as
Portfolio Manager
By: /s/ Pavel Antonov
Name: Pavel Antonov
Title: Attorney In Fact

[Signature Page to the Second Amendment]

LENDERS:	Golub Capital Partners CLO 19(B)-R, Ltd.,
as a Term Loan B Lender
By: GC Advisors LLC, as Collateral Manager
By: /s/ Scott Morrison
Name: Scott Morrison
Title: Designated Signatory

[Signature Page to the Second Amendment]

LENDERS:	Golub Capital Partners CLO 22(B)-R, Ltd.,
as a Term Loan B Lender
By: OPAL BSL LLC, as Collateral Manager
By: /s/ Scott Morrison
Name: Scott Morrison
Title: Designated Signatory

[Signature Page to the Second Amendment]

LENDERS:	Golub Capital Partners CLO 23(B)-R, Ltd.,
as a Term Loan B Lender
By: OPAL BSL LLC, as Collateral Manager
By: /s/ Scott Morrison
Name: Scott Morrison
Title: Designated Signatory

[Signature Page to the Second Amendment]

LENDERS:	Golub Capital Partners CLO 26(B)-R, Ltd.,
as a Term Loan B Lender
By: OPAL BSL LLC, as Collateral Manager
By: /s/ Scott Morrison
Name: Scott Morrison
Title: Designated Signatory

[Signature Page to the Second Amendment]

LENDERS:	Golub Capital Partners CLO 37(B), Ltd.,
as a Term Loan B Lender
By: OPAL BSL LLC, as Collateral Manager
By: /s/ Scott Morrison
Name: Scott Morrison
Title: Designated Signatory

[Signature Page to the Second Amendment]

LENDERS:	Golub Capital Partners CLO 39(B), Ltd.,
as a Term Loan B Lender
By: OPAL BSL LLC, as Collateral Manager
By: /s/ Scott Morrison
Name: Scott Morrison
Title: Designated Signatory

[Signature Page to the Second Amendment]

LENDERS:	Golub Capital Partners CLO 40(B), Ltd.,
as a Term Loan B Lender
By: OPAL BSL LLC, as Collateral Manager
By: /s/ Scott Morrison
Name: Scott Morrison
Title: Designated Signatory

[Signature Page to the Second Amendment]

LENDERS:	Golub Capital Partners CLO 41(B), Ltd.,
as a Term Loan B Lender
By: OPAL BSL LLC, as Collateral Manager
By: /s/ Scott Morrison
Name: Scott Morrison
Title: Designated Signatory

[Signature Page to the Second Amendment]

LENDERS:	HPS Loan Management 11-2017, Ltd.,
as a Term Loan B Lender
By: HPS Investment Partners, LLC
As the Collateral Manager
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	HPS Loan Management 13-2018, Ltd.,
as a Term Loan B Lender
By: HPS Investment Partners CLO (US), LLC,
its Investment Manager
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	HPS Loan Management 2013-2, Ltd.,
as a Term Loan B Lender
By: HPS Investment Partners LLC,
Its Investment Manager
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	HPS Loan Management 3-2014, Ltd.,
as a Term Loan B Lender
By: HPS Investment Partners CLO (US), LLC,
as investment manager
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	HPS Loan Management 4-2014, Ltd.,
as a Term Loan B Lender
By: HPS Investment Partners , LLC
As the Collateral Manager
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	HPS Loan Management 6-2015, Ltd.,
as a Term Loan B Lender
By: HPS Investment Partners, LLC
As the Collateral Manager
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	HPS Loan Management 7-2015, Ltd.,
as a Term Loan B Lender
By: HPS Investment Partners, LLC
As the Collateral Manager
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	HPS Loan Management 8-2016, Ltd.,
as a Term Loan B Lender
By: HPS Investment Partners, LLC
As the Collateral Manager
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	HPS Loan Management 9-2016, Ltd.,
as a Term Loan B Lender
By: HPS Investment Partners, LLC
As the Collateral Manager
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	Hull Street CLO, Ltd.,
as a Term Loan B Lender
By: /s/ Scott D'Orsi
Name: Scott D'Orsi
Title: Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	HYFI Aquamarine Loan Fund,
as a Term Loan B Lender
By: /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

[Signature Page to the Second Amendment]

LENDERS:	Invesco BL Fund, Ltd.,
as a Term Loan B Lender
By: Invesco Management S.A. As Investment Manager
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Invesco Dynamic Credit Opportunities Fund,
as a Term Loan B Lender
BY: Invesco Senior Secured Management, Inc.as
Sub-advisor
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Invesco Floating Rate Fund,
as a Term Loan B Lender
BY: Invesco Senior Secured Management, Inc. as
Sub-Adviser
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Invesco Floating Rate Income Fund,
as a Term Loan B Lender
By: Invesco Senior Secured Management, Inc. as
Sub-Adviser
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Invesco Gemini US Loan Fund LLC,
as a Term Loan B Lender
By: Invesco Senior Secured Management, Inc as
Investment Adviser
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Invesco Leveraged Loan Fund 2016 A Series Trust
of Global Multi Portfolio Investment Trust,
as a Term Loan B Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Invesco Polaris US Bank Loan Fund,
as a Term Loan B Lender
BY: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Invesco Polaris US Bank Loan Fund,
as a Term Loan B Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Invesco Senior Income Trust,
as a Term Loan B Lender
BY: Invesco Senior Secured Management, Inc. as
Sub-advisor
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Invesco Senior Loan Fund,
as a Term Loan B Lender
BY: Invesco Senior Secured Management, Inc. as
Sub-advisor
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	INVESCO SSL FUND LLC,
as a Term Loan B Lender
By: Invesco Senior Secured Management, Inc. as
Collateral Manager
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Invesco US Leveraged Loan Fund 2016-9 a Series Trust of Global Multi Portfolio Investment Trust,
as a Term Loan B Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Invesco US Senior Loans 2021, L.P.,
as a Term Loan B Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Invesco Zodiac Funds - Invesco Global Senior
Loan Select Fund,
as a Term Loan B Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Invesco Zodiac Funds - Invesco US Senior
Loan Fund,
as a Term Loan B Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	JM2 Global Loan Fund 2017 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Term Loan B Lender
by Alcentra NY, LLC as its Collateral Manager
By: /s/ Robert Davis
Name: Robert Davis
Title: Sr. Vice President

[Signature Page to the Second Amendment]

LENDERS:	Kaiser Foundation Hospitals,
as a Term Loan B Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Kaiser Permanente Group Trust,
as a Term Loan B Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Kapitalforeningen Investin Pro, US Leveraged Loans I,
as a Term Loan B Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Kayne CLO I, Ltd.,
as a Term Loan B Lender
By: /s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	KAYNE LIQUID CREDIT FUND, LP,
as a Term Loan B Lender
By: /s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	KKR JP LOAN FUND 2015 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST,
as a Term Loan B Lender
By: /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

[Signature Page to the Second Amendment]

LENDERS:	KKR JP Loan Fund 2017 a Series Trust of Multi Manager Global Investment Trust,
as a Term Loan B Lender
By: /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

[Signature Page to the Second Amendment]

LENDERS:	KKR JP Loan Fund BB 2018 A Series Trust of Multi Manager Global Investment Trust,
as a Term Loan B Lender
By: /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

[Signature Page to the Second Amendment]

LENDERS:	Linde Pension Plan Trust,
as a Term Loan B Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Liquid Loan Opportunities Master Fund, L.P.,
as a Term Loan B Lender
By: HPS Investment Partners LLC
Its Investment Manager
By: /s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	On behalf of the affiliated entities listed below:

By: MetLife Investment Advisors, LLC,
its investment advisor
By: /s/ Shane O'Driscoll
Name: Shane O'Driscoll
Title: Director

Affiliated entities:
Metropolitan Life Insurance Company
Brighthouse Life Insurance Company
Metropolitan Tower Life Insurance Company
Metropolitan Property & Casualty Insurance Company

[Signature Page to the Second Amendment]

LENDERS:	Metropolitan West Floating Rate Income Fund,
as a Term Loan B Lender
BY: Metropolitan West Asset Management as
Investment Manager
By: /s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	MILOS CLO, LTD.,
as a Term Loan B Lender
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Newark BSL CLO 1, Ltd.,
as a Term Loan B Lender
By: PGIM, Inc., as Collateral Manager
By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Principal

[Signature Page to the Second Amendment]

LENDERS:	Newark BSL CLO 2, Ltd.,
as a Term Loan B Lender
By: PGIM, Inc., as Collateral Manager
By: /s/ Ian F. Johnston
Name: Ian F. Johnston
Title: Principal

[Signature Page to the Second Amendment]

LENDERS:	Octagon Investment Partners 31, Ltd.,
as a Term Loan B Lender
By: Octagon Credit Investors, LLC
as Collateral Manager
By: /s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[Signature Page to the Second Amendment]

LENDERS:	Octagon Investment Partners 33, LTD.,
as a Term Loan B Lender
By: Octagon Credit Investors, LLC
as Collateral Manager
By: /s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[Signature Page to the Second Amendment]

LENDERS:	Octagon Investment Partners 34, Ltd.,
as a Term Loan B Lender
By: Octagon Credit Investors, LLC
as Collateral Manager
By: /s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[Signature Page to the Second Amendment]

LENDERS:	Octagon Investment Partners 36, Ltd.,
as a Term Loan B Lender
By: Octagon Credit Investors, LLC
as Collateral Manager
By: /s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[Signature Page to the Second Amendment]

LENDERS:	Octagon Investment Partners 37, Ltd.,
as a Term Loan B Lender
By: Octagon Credit Investors, LLC
as Collateral Manager
By: /s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[Signature Page to the Second Amendment]

LENDERS:	Octagon Investment Partners 42, Ltd.,
as a Term Loan B Lender
By: Octagon Credit Investors, LLC as Collateral
Manager
By: /s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[Signature Page to the Second Amendment]

LENDERS:	Octagon Investment Partners XV, Ltd.,
as a Term Loan B Lender
By: Octagon Credit Investors, LLC
as Collateral Manager
By: /s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[Signature Page to the Second Amendment]

LENDERS:	Octagon Investment Partners XXIII, Ltd.,
as a Term Loan B Lender
By: Octagon Credit Investors, LLC
as Collateral Manager
By: /s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[Signature Page to the Second Amendment]

LENDERS:	Octagon Paul Credit Fund Series I, Ltd.,
as a Term Loan B Lender
BY: Octagon Credit Investors, LLC
as Portfolio Manager
By: /s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[Signature Page to the Second Amendment]

LENDERS:	Octagon Senior Secured Credit Master Fund Ltd.,
as a Term Loan B Lender
BY: Octagon Credit Investors, LLC
as Investment Manager
By: /s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[Signature Page to the Second Amendment]

LENDERS:	Peoples United Bank, National Association,
as a Term Loan B Lender
By: /s/ James Riley
Name: James Riley
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	RAYMOND JAMES BANK, N.A.,
as a Term Loan B Lender
By: /s/ Kathy Bennett
Name: Kathy Bennett
Title: SVP

[Signature Page to the Second Amendment]

LENDERS:	Recette CLO, Ltd.,
as a Term Loan B Lender
By: Invesco Senior Secured Management, Inc. as
Collateral Manager
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Regatta II Funding LP,
as a Term Loan B Lender
By: Napier Park Global Capital (US) LP Attorney-in-fact
By: /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

[Signature Page to the Second Amendment]

LENDERS:	REGATTA IX FUNDING LTD.,
as a Term Loan B Lender
By: Regatta Loan Management LLC
its Collateral Manager
By: /s/ Melanie Hanlon
Name: Hanlon, Melanie
Title: Managing Director

[Signature Page to the Second Amendment]

LENDERS:	Regatta VI Funding Ltd,
as a Term Loan B Lender
By: Regatta Loan Management LLC its Collateral
Manager
By: /s/ Melanie Hanlon
Name: Hanlon, Melanie
Title: Managing Director

[Signature Page to the Second Amendment]

LENDERS:	Regatta VII Funding Ltd,
as a Term Loan B Lender
By: Regatta Loan Management LLC its Collateral
Manager
By: /s/ Melanie Hanlon
Name: Hanlon, Melanie
Title: Managing Director

[Signature Page to the Second Amendment]

LENDERS:	REGATTA VIII FUNDING LTD,
as a Term Loan B Lender
By: Regatta Loan Management LLC
attorney-in-fact
By: /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

[Signature Page to the Second Amendment]

LENDERS:	REGATTA X FUNDING LTD,
as a Term Loan B Lender
By: Regatta Loan Management LLC
its Collateral Manager
By: /s/ Melanie Hanlon
Name: Hanlon, Melanie
Title: Managing Director

[Signature Page to the Second Amendment]

LENDERS:	REGATTA XI FUNDING LTD,
as a Term Loan B Lender
By: Regatta Loan Management LLC
its Collateral Manager
By: /s/ Melanie Hanlon
Name: Hanlon, Melanie
Title: Managing Director

[Signature Page to the Second Amendment]

LENDERS:	Regatta XII Funding Ltd.,
as a Term Loan B Lender
By: Regatta Loan Management LLC, its Collateral
Manager
By: /s/ Melanie Hanlon
Name: Hanlon, Melanie
Title: Managing Director

[Signature Page to the Second Amendment]

LENDERS:	Regatta XIII Funding Ltd.,
as a Term Loan B Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact
By: /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

[Signature Page to the Second Amendment]

LENDERS:	Regatta XIV Funding Ltd.,
as a Term Loan B Lender
By: Regatta Loan Management LLC, its Collateral
Manager
By: /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

[Signature Page to the Second Amendment]

LENDERS:	Regatta XV Funding Ltd.,
as a Term Loan B Lender
By: Napier Park Global Capital (US) LP, its
Collateral Manager
By: /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

[Signature Page to the Second Amendment]

LENDERS:	Riserva CLO Ltd,
as a Term Loan B Lender
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as
sole member
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:     RiverSource Life Insurance Company,
as a Term Loan B Lender
By: /s/ Jerry R. Howard R.
Name: Jerry R. Howard R.
Title: Assistant Vice President

[Signature Page to the Second Amendment]

LENDERS:	RR 2 Ltd.,
as a Term Loan B Lender
by Redding Ridge LLC
as its collateral manage
By: /s/ Lacary Sharpe
Name: Lacary Sharpe
Title: Vice President

[Signature Page to the Second Amendment]

LENDERS:	RR 3 Ltd.,
as a Term Loan B Lender
by Apollo Credit Management (CLO), LLC, as
its collateral manager
By: /s/ Lacary Sharpe
Name: Lacary Sharpe
Title: Vice President

[Signature Page to the Second Amendment]

LENDERS:	RR 5 LTD,
as a Term Loan B Lender
by Redding Ridge Asset Management LLC
as its collateral manager
By: /s/ Lacary Sharpe
Name: Lacary Sharpe
Title: Vice President

[Signature Page to the Second Amendment]

LENDERS:	RR 6 LTD,
as a Term Loan B Lender
by Redding Ridge LLC
as its collateral manager
By: /s/ Lacary Sharpe
Name: Lacary Sharpe
Title: Vice President

[Signature Page to the Second Amendment]

LENDERS:	RR1 LTD.,
as a Term Loan B Lender
BY: Apollo Credit Management (CLO), LLC, as
its collateral manager
By: /s/ Lacary Sharpe
Name: Lacary Sharpe
Title: Vice President

[Signature Page to the Second Amendment]

LENDERS:	RR4 LTD.,
as a Term Loan B Lender
By: /s/ Lacary Sharpe
Name: Lacary Sharpe
Title: Vice President

[Signature Page to the Second Amendment]

LENDERS:	Schlumberger Group Trust Agreement,
as a Term Loan B Lender
By: Voya Investment Management Co. LLC,
as its investment manager
By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Sentry Insurance a Mutual Company,
as a Term Loan B Lender
BY: Invesco Senior Secured Management, Inc. as
Sub-Advisor
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	SHACKLETON 2018-XII CLO, LTD.,
as a Term Loan B Lender
by Alcentra NY, LLC as its Collateral Manager
By: /s/ Robert Davis
Name: Robert Davis
Title: Sr. Vice President

[Signature Page to the Second Amendment]

LENDERS:	Shell Contributory Pension Fund,
as a Term Loan B Lender
By: Invesco Senior Secured Management, Inc as
Investment Manager
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Silvermore CLO, LTD.,
as a Term Loan B Lender
By: /s/ Richard Kurth
Name: Richard Kurth
Title: Principal

[Signature Page to the Second Amendment]

LENDERS:	State of New Mexico State Investment Council,
as a Term Loan B Lender
BY: Voya Investment Management Co. LLC, as its investment manager
By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	STATE STREET BANK & TRUST COMPANY,
as a Term Loan B Lender
By: /s/ Sara Castellani
Name: Sara Castellani
Title: Managing Director

[Signature Page to the Second Amendment]

LENDERS:	Steele Creek CLO 2014-1R, LTD,
as a Term Loan B Lender
By: /s/ Paul Cal
Name: Paul Cal
Title: Senior Analyst

[Signature Page to the Second Amendment]

LENDERS:	Steele Creek CLO 2015-1, LTD.,
as a Term Loan B Lender
By: /s/ Paul Cal
Name: Paul Cal
Title: Senior Analyst

[Signature Page to the Second Amendment]

LENDERS:	Steele Creek CLO 2016-1, Ltd.,
as a Term Loan B Lender
By: /s/ Paul Cal
Name: Paul Cal
Title: Senior Analyst

[Signature Page to the Second Amendment]

LENDERS:	Steele Creek CLO 2017-1, LTD,
as a Term Loan B Lender
By: /s/ Paul Cal
Name: Paul Cal
Title: Senior Analyst

[Signature Page to the Second Amendment]

LENDERS:	Steele Creek CLO 2018-2, Ltd.,
as a Term Loan B Lender
By: /s/ Paul Cal
Name: Paul Cal
Title: Senior Analyst

[Signature Page to the Second Amendment]

LENDERS:	Steele Creek CLO 2019-1, Ltd.,
as a Term Loan B Lender
By: /s/ Paul Cal
Name: Paul Cal
Title: Senior Analyst

[Signature Page to the Second Amendment]

LENDERS:	Steele Creek CLO VI, Ltd.,
as a Term Loan B Lender
By: /s/ Paul Cal
Name: Paul Cal
Title: Senior Analyst

[Signature Page to the Second Amendment]

LENDERS:	Steele Creek Loan Funding I, LLC,
as a Term Loan B Lender
By: /s/ Paul Cal
Name: Paul Cal
Title: Senior Analyst

[Signature Page to the Second Amendment]

LENDERS:	Stichting Shell Pensioenfonds,
as a Term Loan B Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Sumitomo Mitsui Trust Bank, Limited, New York
Branch
as a Term Loan B Lender
By: /s/ Tim Ng
Name: TIM NG
Title: SENIOR DIRECTOR

[Signature Page to the Second Amendment]

LENDERS:	TCW CLO 2017-1, LTD.,
as a Term Loan B Lender
By: /s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	TCW CLO 2018-1, LTD,
as a Term Loan B Lender
TCW Asset Management Company LLC
As Asset Manager
By: /s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	TCW CLO 2019-1 AMR, LTD.,
as a Term Loan B Lender
By: /s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

[Signature Page to the Second Amendment]

LENDERS:	The City of New York Group Trust,
as a Term Loan B Lender
BY: Invesco Senior Secured Management, Inc. as
Investment Manager
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Upland CLO, Ltd.,
as a Term Loan B Lender
BY: Invesco Senior Secured Management, Inc. as
Collateral Manager
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

[Signature Page to the Second Amendment]

LENDERS:	Venture 28A CLO, Limited,
as a Term Loan B Lender
By: its investment advisor
MJX Venture Management II LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

[Signature Page to the Second Amendment]

LENDERS:	Venture 31 CLO, Limited,
as a Term Loan B Lender
By: its investment advisor
MJX Venture Management III LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

[Signature Page to the Second Amendment]

LENDERS:	Venture 32 CLO, Limited,
as a Term Loan B Lender
By: its investment advisor
MJX Asset Management LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

[Signature Page to the Second Amendment]

LENDERS:	Venture 35 CLO, Limited,
as a Term Loan B Lender
By: its investment advisor
MJX Asset Management LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

[Signature Page to the Second Amendment]

LENDERS:	VENTURE XII CLO, Limited,
as a Term Loan B Lender
By: its investment advisor
MJX Venture Management LLC
By: /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

[Signature Page to the Second Amendment]

LENDERS:	VENTURE XIII CLO, Limited,
as a Term Loan B Lender
By: its Investment Advisor
MJX Venture Management LLC
By: /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

[Signature Page to the Second Amendment]

LENDERS:	VENTURE XIV CLO, Limited,
as a Term Loan B Lender
By: its investment advisor
MJX Venture Management LLC
By: /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

[Signature Page to the Second Amendment]

LENDERS:	VENTURE XIX CLO, Limited,
as a Term Loan B Lender
By: its investment advisor
MJX Asset Management LLC
By: /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

[Signature Page to the Second Amendment]

LENDERS:	VENTURE XV CLO, Limited,
as a Term Loan B Lender
By: its investment advisor
MJX Asset Management LLC
By: /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

[Signature Page to the Second Amendment]

LENDERS:	VENTURE XVI CLO, Limited,
as a Term Loan B Lender
By: its investment advisor
MJX Venture Management II LLC
By: /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

[Signature Page to the Second Amendment]

LENDERS:	Venture XVII CLO Limited,
as a Term Loan B Lender
By: its investment advisor, MJX Asset
Management LLC
By: /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

[Signature Page to the Second Amendment]

LENDERS:	Venture XVIII CLO, Limited,
as a Term Loan B Lender
By: its investment advisor
MJX Venture Management II LLC
By: /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

[Signature Page to the Second Amendment]

LENDERS:	VENTURE XX CLO, Limited,
as a Term Loan B Lender
By: its investment advisor
MJX Venture Management LLC
By: /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

[Signature Page to the Second Amendment]

LENDERS:	Venture XXI CLO, Limited,
as a Term Loan B Lender
By: its investment advisor
MJX Venture Management LLC
By: /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

[Signature Page to the Second Amendment]

LENDERS:	Venture XXII CLO, Limited,
as a Term Loan B Lender
By: its investment advisor
MJX Venture Management II LLC
By: /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

[Signature Page to the Second Amendment]

LENDERS:	Venture XXIII CLO, Limited,
as a Term Loan B Lender
By: its investment advisor MJX Asset Management
LLC
By: /s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

[Signature Page to the Second Amendment]

LENDERS:	Venture XXIV CLO, Limited,
as a Term Loan B Lender
By: its investment advisor
MJX Asset Management LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

[Signature Page to the Second Amendment]

LENDERS:	Venture XXIX CLO, Limited,
as a Term Loan B Lender
By: its investment advisor
MJX Venture Management II LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

[Signature Page to the Second Amendment]

LENDERS:	VENTURE XXV CLO, LIMITED,
as a Term Loan B Lender
By: its investment advisor, MJX Asset
Management LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

[Signature Page to the Second Amendment]

LENDERS:	Venture XXVI CLO, Limited,
as a Term Loan B Lender
By: its investment advisor
MJX Venture Management LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

[Signature Page to the Second Amendment]

LENDERS:	Venture XXVII CLO, Limited,
as a Term Loan B Lender
By: its investment advisor
MJX Venture Management II LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

[Signature Page to the Second Amendment]

LENDERS:	Venture XXVIII CLO, Limited,
as a Term Loan B Lender
By: its investment advisor
MJX Venture Management II LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

[Signature Page to the Second Amendment]

LENDERS:	Venture XXX CLO, Limited,
as a Term Loan B Lender
By: its investment advisor
MJX Venture Management II LLC
By: /s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

[Signature Page to the Second Amendment]

LENDERS:	Voya CLO 2013-1, Ltd.,
as a Term Loan B Lender
BY: Voya Alternative Asset Management LLC, as
its investment manager

By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Voya CLO 2014-1, Ltd.,
as a Term Loan B Lender
BY: Voya Alternative Asset Management LLC, as
its investment manager

By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Voya CLO 2015-1, Ltd.,
as a Term Loan B Lender
By: Voya Alternative Asset Management LLC, as
its investment manager

By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Voya CLO 2016-1, Ltd.,
as a Term Loan B Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Voya CLO 2017-1, Ltd.,
as a Term Loan B Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Voya CLO 2017-2, Ltd.,
as a Term Loan B Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Voya CLO 2017-3, Ltd.,
as a Term Loan B Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Voya CLO 2017-4, Ltd.,
as a Term Loan B Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Voya CLO 2018-1, Ltd.,
as a Term Loan B Lender
By: Voya Alternative Asset Management LLC,
as its Portfolio Manager

By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Voya CLO 2018-2, Ltd.,
as a Term Loan B Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Voya CLO 2018-3, Ltd.,
as a Term Loan B Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Voya CLO 2018-4, Ltd.,
as a Term Loan B Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Voya CLO 2019-1, Ltd.,
as a Term Loan B Lender

By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Voya MJP Senior Loan Fund,
as a Term Loan B Lender
By: Voya Investment Management Co. LLC,
as its investment manager

By: /s/ Joseph Laguna
Name: Joseph Laguna
Title: Vice President - Portfolio Manager

[Signature Page to the Second Amendment]

LENDERS:	Wellington Multi-Sector Credit Fund,
as a Term Loan B Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By: /s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

[Signature Page to the Second Amendment]

LENDERS:	WhiteHorse X Ltd.
as a Term Loan B Lender

By: WhiteHorse Capital Management LLC
As: Collateral Manager
By: /s/ Jay Carvell
Name: Jay Carvell
Title: Authorized Signatory

[Signature Page to the Second Amendment]

LENDERS:	WhiteHorse XII Ltd.
as a Term Loan B Lender

By: WhiteHorse Capital Management LLC
As: Collateral Manager
By: /s/ Jay Carvell
Name: Jay Carvell
Title: Authorized Signatory

[Signature Page to the Second Amendment]

SCHEDULE I
Incremental Revolving Commitments

Incremental Revolving Lender	Incremental Revolving Commitment
MUFG Bank, Ltd.	$4,000,000.00
Bank of America, N.A.	$4,000,000.00
JPMorgan Chase Bank, N.A.	$5,000,000.00
Mizuho Bank, Ltd	$5,000,000.00
PNC Bank, National Association	$30,000,000.00
Santander Bank, N.A.	$20,000,000.00
Wells Fargo, National Association	$10,000,000.00
Fifth Third Bank	$10,000,000.00
The Bank of Nova Scotia	$10,000,000.00
TD Bank, N.A.	$10,000,000.00
Capital One National Association	$20,000,000.00
Royal Bank of Canada	$5,000,000.00
Goldman Sachs Bank USA	$10,000,000.00
United Bank	$7,000,000.00
Total: $150,00,000.00

SCHEDULE II
Incremental Tranche A2 Commitments

Incremental Tranche A2 Lender	Incremental Tranche A2 Commitment
MUFG Bank, Ltd.	$46,000,000.00
Total: $46,000,000.00

EXECUTION VERSION
EXHIBIT A
TO SECOND AMENDMENT

~~$3,029,125,000~~

CREDIT AGREEMENT
Dated as of May 31, 2018
(as amended by the First Amendment to Credit Agreement dated as of December 12, 2018 and the Second Amendment to Credit Agreement dated as of August 13, 2019)
among
PERSPECTA INC.
(formerly known as Ultra SC Inc.)
as the Company
THE GUARANTORS REFERRED TO HEREIN
THE LENDERS REFERRED TO HEREIN
as Lenders
MUFG BANK, LTD.
as Administrative Agent
MUFG UNION BANK, N.A.
as Collateral Agent
BANK OF AMERICA, N.A.
as Syndication Agent
JPMORGAN CHASE BANK, N.A.,
PNC BANK, NATIONAL ASSOCIATION,
and
MIZUHO BANK, LTD.
~~and~~
~~ROYAL BANK OF CANADA~~
as Co-Documentation Agents
and
MUFG BANK, LTD.,
~~MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,~~
BofA SECURITIES, INC.,
JPMORGAN CHASE BANK, N.A.,
PNC CAPITAL MARKETS, LLC
and
MIZUHO BANK, LTD.,
~~and~~

Exhibit 10.1

EXECUTION VERSION

~~EXECUTION VERSION~~
~~EXHIBIT A~~
~~TO FIRST AMENDMENT~~

~~RBC CAPITAL MARKETS1,~~
as Arrangers

2

Table of Contents
Page
ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS                     1

Section 1.01	Certain Defined Terms 1

Section 1.02	[Reserved] ~~55~~57

Section 1.03	Other Interpretive Provisions ~~55~~57

Section 1.04	Accounting Terms ~~57~~59

Section 1.05	Divisions ~~58~~61
ARTICLE II
AMOUNTS AND TERMS OF THE ADVANCES        ~~58~~61

Section 2.01	The Advances ~~58~~61

Section 2.02	Making the Advances ~~61~~64

Section 2.03	[Reserved] ~~66~~69

Section 2.04	Fees ~~66~~69

Section 2.05	Optional and Mandatory Reduction of the Commitments ~~66~~70

Section 2.06	Repayment and Prepayment of Advances ~~67~~70

Section 2.07	Interest on Advances ~~80~~83

Section 2.08	Interest Rate Determination ~~81~~85

Section 2.09	Voluntary Conversion or Continuation of Advances ~~81~~85

Section 2.10	Increased Costs ~~82~~85

Section 2.11	Payments and Computations ~~83~~87

Section 2.12	Taxes ~~84~~88

Section 2.13	Sharing of Payments, Etc. ~~88~~92

Section 2.14	Evidence of Debt ~~89~~92

Section 2.15	Use of Proceeds ~~89~~93

Section 2.16	Extension of the Maturity Date ~~90~~94

Section 2.17	Mitigation Obligations; Replacement of Lenders; Non-Ratable Termination of Commitments and Prepayments of Certain Lenders ~~92~~95

Section 2.18	Defaulting Lenders ~~94~~97

i

Section 2.19	Special Purpose Funding Vehicles ~~96~~99

Section 2.20	Incremental Commitments ~~96~~100
ARTICLE III
CONDITIONS OF LENDING    ~~102~~106

Section 3.01	Conditions Precedent to Closing Date ~~102~~106

Section 3.02	Conditions Precedent to Merger Date ~~104~~108

Section 3.03	Conditions Precedent to Each Borrowing ~~107~~111
ARTICLE IV
REPRESENTATIONS AND WARRANTIES    ~~108~~112

Section 4.01	Representations and Warranties of the Company and the Guarantors ~~108~~112
ARTICLE V

COVENANTS	~~113~~116

Section 5.01	Affirmative Covenants of the Loan Parties ~~113~~116

Section 5.02	Negative Covenants of the Loan Parties ~~119~~123
ARTICLE VI
EVENTS OF DEFAULT    ~~130~~135

Section 6.01	Events of Default ~~130~~135

Section 6.02	Application of Funds ~~134~~138
ARTICLE VII
GUARANTY        ~~134~~139

Section 7.01	Unconditional Guaranty ~~134~~139

Section 7.02	Guaranty Absolute ~~135~~139

Section 7.03	Waivers and Acknowledgments ~~137~~141

Section 7.04	Subrogation ~~138~~142

Section 7.05	Continuing Guaranty; Assignments ~~139~~143

Section 7.06	Limitation on Obligations of Guarantors ~~139~~144

Section 7.07	Subordination of the Other Obligations ~~140~~144

Section 7.08	Financial Condition of the Company and the Guarantors ~~140~~144

Section 7.09	Reinstatement ~~140~~144

Section 7.10	Keepwell ~~140~~145

Section 7.11	Guarantees of Secured Hedge Obligations ~~141~~145
ARTICLE VIII
~~ARTICLE VIII~~ THE AGENTS    ~~141~~145

Section 8.01	Appointment and Authority ~~141~~145

Section 8.02	Rights as a Lender ~~142~~146

Section 8.03	Exculpatory Provisions ~~142~~147

Section 8.04	Reliance by Agents ~~143~~148

Section 8.05	Indemnification ~~144~~148

Section 8.06	Resignation of Any Agent ~~144~~149

Section 8.07	Delegation of Duties ~~146~~150

Section 8.08	Non-Reliance on Any Agent and Other Lenders ~~146~~150

Section 8.09	Other Agents ~~146~~150
ARTICLE IX
MISCELLANEOUS    ~~146~~150

Section 9.01	Amendments, Etc. ~~146~~150

Section 9.02	Notices, Etc. ~~149~~153

Section 9.03	No Waiver; Remedies ~~152~~156

Section 9.04	Costs, Expenses and Indemnification ~~152~~156

Section 9.05	Right of Set-off ~~153~~157

Section 9.06	Binding Effect ~~154~~158

Section 9.07	Assignments and Participations ~~154~~158

Section 9.08	Release of Liens and Guarantee ~~159~~163

Section 9.09	Governing Law ~~159~~164

Section 9.10	Execution in Counterparts ~~160~~164

Section 9.11	Consent to Jurisdiction; Waiver of Immunities ~~160~~164

Section 9.12	[Reserved] ~~160~~164

Section 9.13	Waiver of Trial by Jury ~~160~~164

Section 9.14	[Reserved] ~~161~~165

Section 9.15	Survival of Certain Provisions ~~161~~165

Section 9.16	Severability ~~161~~165

Section 9.17	Headings ~~161~~165

Section 9.18	USA PATRIOT Act Notice ~~161~~165

Section 9.19	Confidentiality ~~161~~166

Section 9.20	No Fiduciary Duty ~~162~~166

Section 9.21	Acknowledgement and Consent to Bail-In of EEA
Financial Institutions    ~~163~~167

Section 9.22	Certain ERISA Matters ~~163~~167

Section 9.23	Acknowledgement Regarding Any Supported QFCs. 169

SCHEDULES

Schedule 1	Lenders’ Commitments I

Schedule 1.01(a)	Litigation and Investigations 1.01(a)

Schedule 1.01(b)	Remaining Acquired Business Debt 1.01(b)

Schedule 2.02	Administrative Agent’s Wire Instructions 2.02

Schedule 5.02(a)	Liens on the Closing Date 5.02(a)

Schedule 5.02(b)	Indebtedness on the Closing Date 5.02(b)

Schedule 5.02(g)	Existing Agreements on the Closing Date 5.02(g)

Schedule 9.02	Agents’ Addresses 9.02
EXHIBITS

Exhibit A	Form of Notice of Borrowing A

Exhibit B-1	Form of Assignment and Assumption B-1

Exhibit B-2	Form of Company Assignment and Assumption B-2

Exhibit C-1	Form of Opinion of Latham & Watkins LLP (Closing Date) C-1

Exhibit C-2	Form of Opinion of Woodburn and Wedge (Closing Date) C-2

Exhibit C-3	Form of Opinion of Latham & Watkins LLP (Merger Date) C-3

Exhibit D	Form of Extension Request D

Exhibit E-1	Form of U.S. Tax Compliance Certificate (Foreign Lenders that are not Partnerships) E-1

Exhibit E-2	Form of U.S. Tax Compliance Certificate (Foreign Participants that are not Partnerships) E-2

Exhibit E-3	Form of U.S. Tax Compliance Certificate (Foreign Participants that are Partnerships) E-3

Exhibit E-4	Form of U.S. Tax Compliance Certificate (Foreign Lenders that are

Partnerships)	E-4

Exhibit F	Form of Guarantor Joinder Agreement F

Exhibit G	Form of Perfection Certificate G

Exhibit H	Form of Solvency Certificate H

Exhibit I-1	Form of Acceptance and Prepayment Notice I-1

Exhibit I-2	Form of Discount Range Prepayment Notice I-2

Exhibit I-3	Form of Discount Range Prepayment Offer I-3

Exhibit I-4	Form of Solicited Discounted Prepayment Notice I-4

Exhibit I-5	Form of Solicited Discounted Prepayment Offer I-5

Exhibit I-6	Form of Specified Discount Prepayment Notice I-6

Exhibit I-7	Form of Specified Discount Prepayment Response I-7

Exhibit J-1	Form of Term Advance Note J-1

Exhibit J-2	Form of Revolving Loan Advance Note J-2

Exhibit J-3	Form of Swing Line Advance Note J-3

CREDIT AGREEMENT
Dated as of May 31, 2018
This CREDIT AGREEMENT is entered into as of May 31, 2018, among Perspecta Inc. (formerly known as Ultra SC Inc.), a Nevada corporation (the “Company”), the Guarantors from time to time party hereto, the financial institutions from time to time parties hereto (the “Lenders”), MUFG Bank, Ltd., a member of MUFG, a global financial group (“MUFG”), as administrative agent for the Lenders (in such capacity, including any successor thereto, the “Administrative Agent”) and MUFG Union Bank, N.A. in its capacity as collateral agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Collateral Agent”).
In consideration of the premises and the agreements, provisions and covenants herein contained, the Company, the Guarantors, the Lenders, the Administrative Agent and the Collateral Agent agree as follows:
ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS

Section 1.01    Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
“Acceptable Discount” has the meaning set forth in Section 2.06(c)(iii)(D)(2).
“Acceptable Prepayment Amount” has the meaning set forth in Section 2.06(c)(iii)(D)(3).
“Acceptance and Prepayment Notice” means a notice of the Company’s acceptance of the Acceptable Discount in substantially the form of Exhibit I-1.
“Acceptance Date” has the meaning set forth in Section 2.06(c)(iii)(D)(2).
“Acquired Business” means, collectively, Vector and Kodiak.
“Acquisition” means the Company’s acquisition indirectly though one or more of its wholly-owned Domestic Subsidiaries of the Acquired Business from the Seller as set forth in the Acquisition Agreement and for the consideration set forth therein.
“Acquisition Agreement” means the Agreement and Plan of Merger dated as of October 11, 2017 between the Company, DXC, Ultra First VMS Inc., Ultra Second VMS LLC, Ultra KMS Inc., the Seller and the Acquired Business, as amended or otherwise modified from time to time prior to the Closing Date.

“Acquisition Agreement Representations” has the meaning set forth in Section 3.02(a)(i).
“Acquisition Term Loans” has the meaning set forth in Section 2.01(c)(i).
“Administrative Agent” has the meaning set forth in the recital of parties.
“Administrative Agent Account” means the account of the Administrative Agent maintained by the Administrative Agent as set forth in Schedule 2.02 or such other account of the Administrative Agent as is designated in writing from time to time to the Company and the Appropriate Lenders for such purpose.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
“Advance” means a Revolving Loan Advance, a Tranche A1 Advance, a Tranche A2 Advance, a Term Loan B Advance, an Incremental Advance or a Swing Line Advance. Each Advance shall be either a Base Rate Advance or a Eurocurrency Rate Advance.
“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or executive officer (as such term is used in Regulation S-K promulgated under the Securities Act of 1933, as amended) of such Person.
“Agent” means the Administrative Agent, and any successor thereto in such capacity; provided that, with respect to Articles VIII and IX (other than Section 9.07) and any provisions regarding Collateral or Collateral Documents, “Agent” shall also include the Collateral Agent.
“Agent Parties” has the meaning set forth in Section 9.02(g)(ii).
“Agreement” means this Credit Agreement, as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Company or its Subsidiaries from time to time concerning or relating to bribery or corruption.
“Applicable Discount” has the meaning set forth in Section 2.06(c)(iii)(C)(2).
“Applicable Lending Office” means, with respect to each Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Company and the Administrative Agent.
“Applicable Margin” means, as at any date of determination, (i) with respect to Revolving Loan Advances, Tranche A1 Advance and Tranche A2 Advances, the interest rate per annum derived by dividing (x) the sum of the applicable Daily Margins for each of the days included in such period by (y) the number of days included in such period; provided that for the period commencing on the First Amendment Effective Date and ending on the date that the Company delivers the first compliance certificate pursuant to Section 5.01(b)(iii) together with the applicable financial statements pursuant to Section 5.01(b)(i) or Section 5.01(b)(ii), as applicable, following the First Amendment Effective Date, the Applicable Margin with respect to Revolving Loan Advances, Tranche A1 Advance and Tranche A2 Advances shall be set to the level corresponding to the higher of (x) the applicable level based on the Company’s Consolidated Total Net Leverage Ratio and (y) Level III and (ii) with respect to Term Loan B Advances, (x) 1.25%, in the case of Base Rate Advances and (y) 2.25%, in the case of Eurocurrency Rate Advances.
“Appropriate Lender” means, at any time, with respect to any Class of Borrowing, a Lender that has a Commitment or holds an Advance with respect to such Class at such time.
“Approved Fund” means any fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Arrangers” means MUFG Bank, Ltd., ~~Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement)~~BofA Securities, Inc., JPMorgan Chase Bank, N.A~~.~~, PNC Capital Markets, LLC and Mizuho Bank, Ltd. ~~and RBC Capital Markets22 RBC Capital Markets is a brand name for the capital markets activities of Royal Bank of Canada and its affiliates..~~
“Assignment and Assumption” means (a) in the case of an assignment pursuant to Section 9.07(b)(viii), a Company Assignment and Assumption, and (b) in the case of any other assignment, an assignment and assumption entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit B-1 hereto.
“Auction Agent” means (a) the Administrative Agent or (b) any other financial institution or advisor employed by the Company (whether or not an Affiliate of the Administrative Agent) to act as an arranger in connection with any Discounted Term Advance Prepayment pursuant to Section 2.06(c)(iii); provided that the Company shall not designate the Administrative Agent as the Auction Agent without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall not be under any obligation to agree to act as the Auction Agent); provided, further, that neither the Company nor any of its Affiliates may act as the Auction Agent.
“Available Amount” means, at any time (the “Available Amount Reference Time”), an amount equal to the sum of:
(a)    $200,000,000; plus

(b)    the sum, with respect to (A) the portion of the fiscal year beginning on the Closing Date and ending on the last day of the fiscal year ending on or about March 31, 2019 and (B) each full fiscal year of the Company commencing after the Closing Date and ending prior to the Available Amount Reference Time (which amount for each such fiscal year or portion shall not be less than zero), of (x) the Excess Cash Flow of the Company and its Restricted Subsidiaries for such fiscal year or portion of a fiscal year, minus (y) the ECF Percentage of such Excess Cash Flow (it being understood and agreed that (i) the difference set forth in this clause (b) shall be calculated for each fiscal year or portion of a fiscal year within five (5) Business Days after financial statements have been delivered pursuant to Section 5.01(b)(ii) and the related compliance certificate has been delivered pursuant to Section 5.01(b)(iii) for such fiscal year or portion of a fiscal year and (ii) the ECF Percentage for such fiscal year or portion of a fiscal year shall be determined as of the last day of the fiscal year or portion of a fiscal year covered by such financial statements); plus
(c)    100% of the aggregate amount of cash and Cash Equivalents, and the fair market value, as determined in good faith by the Company, of marketable securities or other property, contributed (other than by a Restricted Subsidiary) to the capital of the Company, or received (other than from a Restricted Subsidiary) in consideration for the issuance of Equity Interests (other than Disqualified Equity Interests) of the Company, after the Closing Date and on or prior to the Available Amount Reference Time (including upon the exercise of warrants or options); plus
(d)    the aggregate principal amount of any Disqualified Equity Interests or Indebtedness of the Company or any Restricted Subsidiary owed to a Person other than the Company or any Guarantor or a Restricted Subsidiary of the Company or any Guarantor issued or incurred after the Closing Date which has been converted into, or exchanged for, Equity Interests of the Company (or any direct or indirect parent) (other than Disqualified Equity Interests); plus
(e)    the aggregate amount of cash and Cash Equivalents received from each Investment made pursuant to Section 5.02(e)(xi) prior to such Available Amount Reference Time (including upon Disposition of such Investment or from dividends, distributions, interest or principal received in respect of such Investment), in each case not to exceed the amount of the original Investment; plus
(f)    the aggregate amount of Investments made pursuant to Section 5.02(e)(xi) in any Unrestricted Subsidiary that has been redesignated as a Restricted Subsidiary or that has been merged or consolidated into the Company or any of its Restricted Subsidiaries, in each case not to exceed the amount of the original Investment; plus
(g)    Declined Proceeds; minus

(h)    any amount of the Available Amount used to make Investments pursuant to Section 5.02(e)(xi) after the Closing Date and prior to the Available Amount Reference Time, minus
(i)    any amount of the Available Amount used to make Restricted Payments pursuant to Section 5.02(d)(v) after the Closing Date and prior to the Available Amount Reference Time, minus
(j)    any amount of the Available Amount used to make payments in respect of Indebtedness pursuant to Section 5.02(j)(v) after the Closing Date and prior to the Available Amount Reference Time.
“Available Amount Reference Time” has the meaning set forth in the definition of “Available Amount.”
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. § 101 et seq.).
“Base Rate” means, for any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the highest of:
(a)    the rate of interest announced publicly by MUFG in New York, New York, from time to time, as MUFG’s “Prime Rate”;
(b)    1/2 of one percent per annum above the Federal Funds Rate; and
(c)    the rate equal to the Eurocurrency Rate for U.S. Dollars based on an Interest Period of one month determined for each day that a Base Rate Advance is outstanding (and in respect of any day that is not a Business Day, such rate as in effect on the immediately preceding Business Day) plus 1.00% per annum;
provided that in the case of Term Loan B Advances only, the Base Rate shall at no time be less than 1.00% per annum.
“Base Rate Advance” means an Advance which bears interest as provided in Section 2.07(a).
“Base Rate Default Interest” has the meaning set forth in Section 2.07(a).

“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Administrative Agent and the Company giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to LIBOR for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.
“Benchmark Replacement Adjustment” means, with respect to any replacement of LIBOR with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Company giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).
“Benchmark Replacement Date” means the earlier to occur of the following events with respect to LIBOR:
(1)    in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of LIBOR permanently or indefinitely ceases to provide LIBOR; or

(2)    in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to LIBOR:
(1)    a public statement or publication of information by or on behalf of the administrator of LIBOR announcing that such administrator has ceased or will cease to provide LIBOR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR;
(2)    a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for LIBOR, a resolution authority with jurisdiction over the administrator for LIBOR or a court or an entity with similar insolvency or resolution authority over the administrator for LIBOR, which states that the administrator of LIBOR has ceased or will cease to provide LIBOR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR; or
(3)    a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR announcing that LIBOR is no longer representative.
“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Majority Lenders, as applicable, by notice to the Company, the Administrative Agent (in the case of such notice by the Majority Lenders) and the Lenders.
“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to LIBOR and solely to the extent that LIBOR has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced LIBOR for all purposes hereunder in accordance with the Section 2.02(b)(v) and (y) ending at the time that a Benchmark Replacement has replaced LIBOR for all purposes hereunder pursuant to Section 2.02(b)(v).

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Borrowing” means a borrowing of Advances of the same Type and Class made by each of the Appropriate Lenders pursuant to this Agreement on the same date to the Company pursuant to the same Notice of Borrowing.
“Borrowing Minimum” means $10,000,000.
“Borrowing Multiple” means $1,000,000.
“Business Day” means a day of the year on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurocurrency Rate Advances, on which dealings are carried on in the London interbank market and banks are open for business in London.
“Call or Defeasance Deposit” has the meaning set forth in the definition of “Called or Defeased Debt.”
“Called or Defeased Debt” means, at any time, Indebtedness of the Company or any Restricted Subsidiary that has, at such time, been called for redemption or defeased and for which cash, Cash Equivalents and/or U.S. treasury securities (a “Call or Defeasance Deposit”) have been deposited with a trustee, paying agent or other Person (other than an Affiliate of the Company) in an amount intended to satisfy the principal amount, premium, if any, and interest on such Indebtedness through the applicable maturity or redemption date.
“Capital Lease” means, with respect to any Person, any lease of any property by that Person as lessee which would, in conformity with GAAP, be required to be accounted for as a capital lease on the balance sheet of that Person.
“Capital Lease Obligations” means, with respect to any Person, the obligations of such Person to pay rent or other amounts under any Capital Lease, and the amount of such obligations shall be the capitalized amount thereof.
“Capital Stock” means (i) in the case of a corporation, capital stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.
“Cash Equivalents” means (i) marketable direct obligations issued or unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government; (ii) domestic and Eurocurrency certificates of deposit and time deposits, bankers’ acceptances and floating rate certificates of deposit issued by any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies; (iii) shares of money market, mutual or similar funds having assets in excess of $100,000,000 and at least 95.0% of the investments of which are limited to investment grade securities (i.e., securities rated at least Baa by Moody’s or at least BBB by S&P); and (iv) commercial paper of United States and foreign banks and bank holding companies and their subsidiaries and United States and foreign finance, commercial, industrial or utility companies which, at the time of acquisition, are rated A-1 (or better) by S&P or P-1 by Moody’s; provided that the maturities of such Cash Equivalents described in the foregoing clauses (i) through (iv) shall not exceed 365 days; (v) repurchase obligations of any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies having a term not more than thirty (30) days, with respect to securities issued or fully guaranteed or insured by the United States government; (vi) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth, territory, political subdivision, taxing authority or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least BBB by S&P or at least Baa by Moody’s; (vii) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any commercial bank organized under the laws of the United States, any state thereof or the District of Columbia (which commercial bank shall have a short-term debt rating of A-1 (or better) by S&P or P-1 by Moody’s), or by any foreign bank (which foreign bank shall have a rating of B or better from Thomson BankWatch Global Issuer Rating or, if not rated by Thomson BankWatch Global Issuer Rating, which foreign bank shall be an institution acceptable to the Administrative Agent), or its branches or agencies; or (viii) shares of money market mutual or similar funds at least 95.0% of the assets of which are invested in the types of investments satisfying the requirements of clauses (i) through (vii) of this definition.
“Casualty Event” means any event that gives rise to the receipt by the Company or any of its Restricted Subsidiaries of any insurance proceeds or condemnation awards in respect of any property or assets of the Company or any of its Restricted Subsidiaries to the extent the Net Cash Proceeds with respect to such event exceed $10,000,000.
“Change of Control” means any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company (or other securities convertible into such securities) representing 35% or more of the combined voting power of all securities of the Company entitled to vote in the election of directors, other than securities having such power only by reason of the happening of a contingency; provided that if the Company shall become a wholly owned Subsidiary of a publicly owned Person whose beneficial ownership is, immediately after the Company shall become such a wholly owned Subsidiary of such Person, substantially identical to that of the Company immediately prior to such circumstance (a “Holding Company”), such circumstance shall not be a Change of Control unless the beneficial ownership of such Holding Company shall be acquired as set forth in this definition.
“Class” when used in reference to any Advance or Borrowing, refers to whether such Advance, or the Advances comprising such Borrowing, are Revolving Loan Advances, Tranche A1 Advances, Tranche A2 Advances, Term Loan B Advances, Swing Line Advances, Replacement Advances or Incremental Advances, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, Swing Line Commitment, Tranche A1 Commitment, Tranche A2 Commitment, Term Loan B Commitment, Replacement Commitment or Incremental Commitment and when used in reference to any Lender, refers to whether such Lender has an Advance or Commitment with respect to the applicable Class; provided that if the Maturity Date or Revolving Commitment Termination Date of some but less than all of the Commitments or Advances of any Class shall be extended pursuant to Section 2.16, thereafter the Commitments and/or Advances of such Class in respect of which such Maturity Date or Revolving Commitment Termination Date were extended shall constitute a separate Class from the Commitments and/or Advances of such Class in respect of which no such extension was effected.
“Closing Date” means May 31, 2018, so long as the conditions precedent set forth in Section 3.01 have been satisfied.
“Code” means the Internal Revenue Code of 1986, as amended.
“Collateral” means any and all assets, whether real or personal, tangible or intangible, on which Liens are granted or purported to be granted pursuant to the Collateral Documents as security for the Secured Obligations.
“Collateral Agent” has the meaning set forth in the recital of parties.
“Collateral Agreement” means the Collateral Agreement dated as of the Closing Date among the Company, the Guarantors, the Administrative Agent and the Collateral Agent, together with all supplements thereto.
“Collateral and Guarantee Requirement” means, at any time, the requirement that:
(a)    the Collateral Agent shall have received from the Company and each Guarantor (including each entity required to become a Guarantor pursuant to Section 5.01(g)) either (i) a counterpart of the Collateral Agreement, duly executed and delivered on behalf of such Person, or (ii) in the case of any Person that becomes a Guarantor after the Closing Date, a supplement to the Collateral Agreement, in the form specified therein, duly executed and delivered on behalf of such Person, together with such documents with respect to such Guarantor as may reasonably be requested by the Collateral Agent;

(b)    all Equity Interests in Restricted Subsidiaries directly owned by the Company or any Guarantor shall have been pledged pursuant to, and to the extent required by, the Collateral Agreement and the Collateral Agent shall, to the extent required by the Collateral Agreement, have received certificates or other instruments representing all such Equity Interests that constitute “certificated securities” within the meaning of Section 8-102(a)(4) of the UCC, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank; provided, however, that (i) the Company and the Guarantors shall not be required to pledge more than 65% of any Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of any Foreign Subsidiary or Disregarded Domestic Person (provided that, for the avoidance of doubt, the Company and the Guarantors shall be required to pledge 100% of any non-voting Equity Interests of any such entity) or enter into any pledge agreement governed by the laws of any jurisdiction outside of the United States and (ii) there shall be no requirement to pledge any Equity Interests of a direct or indirect Subsidiary of a Disregarded Domestic Person or a Foreign Subsidiary;
(c)    all promissory notes, if any, evidencing Indebtedness of the Company and any Subsidiary owing to the Company or any Guarantor in a principal amount of $10,000,000 or more shall have been delivered to the Collateral Agent, together with undated instruments of transfer with respect thereto endorsed in blank;
(d)    all other documents and instruments, including UCC financing statements, required by the Collateral Documents or this Agreement shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or recording; and
(e)    the Collateral Agent shall have received (within ninety (90) days (or such longer period as the Collateral Agent may agree) after the Closing Date with respect to Mortgaged Properties on the Closing Date) (i) counterparts of a Mortgage with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property (provided that to the extent any Mortgaged Property is located in a jurisdiction which imposes mortgage recording taxes, intangibles tax, documentary tax or similar recording fees or taxes, the relevant Mortgage shall not secure an amount in excess of the fair market value of such property subject thereto and shall not secure the Secured Obligations in respect of any Secured Letters of Credit or the Revolving Facility in those states that impose a mortgage tax on paydowns or re-advances applicable thereto), (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company not to exceed the fair market value of the Mortgaged Property covered thereby insuring the Lien of each such Mortgage as a first priority Lien on the Mortgaged Property described therein, free of any other Liens except as expressly permitted by Section 5.02(a), together with such endorsements, coinsurance and reinsurance as the Administrative Agent may reasonably request (provided endorsements requiring a current survey shall not be required), (iii) if any Mortgaged Property is located in an area determined by the Federal Emergency Management Agency to have special flood hazards, evidence of such flood insurance as may be required under applicable law, including Regulation H of the Board of Governors of the Federal Reserve System and (iv) a favorable opinion on the enforceability of the Mortgage from a local counsel in each jurisdiction in which a Mortgaged Property is located in form and substance reasonably acceptable to the Administrative Agent.
Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Loan Document to the contrary, (a) the foregoing provisions of this definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance, legal opinions or other deliverables with respect to, particular assets of the Company or the Guarantors, or the provision of guaranties by any Subsidiary, if, and for so long as the Administrative Agent and the Company reasonably agree in writing that the cost of creating or perfecting such pledges or security interests in such assets, or obtaining such title insurance or other deliverables in respect of such assets, or providing such guaranties, shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (b) Liens required to be granted from time to time pursuant to the term “Collateral and Guarantee Requirement” shall be subject to exceptions and limitations set forth in the Collateral Documents as in effect on the Closing Date, (c) in no event shall control agreements or other control or similar arrangements be required with respect to deposit accounts, securities accounts, commodities accounts, letter of credit rights or other assets that may be perfected by control (other than, to the extent expressly required by the Collateral Agreement, the delivery of certificated Equity Interests that constitute “certificated securities” within the meaning of Section 8-102(a)(4) of the UCC and related stock powers or instruments of transfer), (d) in no event shall the Company or any Guarantor be required to complete any filings or other action with respect to the perfection or creation of security interests in any jurisdiction outside of the United States (or otherwise enter into any security agreements, mortgages or pledge agreements governed by the laws of any jurisdiction outside of the United States), (e) in no event shall the Collateral include any Excluded Assets and (f) in no event shall landlord lien waivers, estoppels and collateral access letters be required. The Administrative Agent may, in its sole discretion, grant extensions of time for the creation and perfection of security interests in or the obtaining of title insurance or other deliverables with respect to particular assets or the provision of any guarantee by any Subsidiary (including extensions beyond the Closing Date or in connection with assets acquired, or Subsidiaries formed or acquired, after the Closing Date) where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or the Collateral Documents.
“Collateral Documents” means the Collateral Agreement, the Mortgages and each other security agreement or pledge agreement executed and delivered pursuant to the Collateral and Guarantee Requirement, Section 5.01(h) or Section 5.01(i) to secure any of the Secured Obligations.
“Commitment” means a Revolving Commitment, a Swing Line Commitment, a Tranche A1 Commitment, a Tranche A2 Commitment, a Term Loan B Commitment or an Incremental Commitment.

“Commitment Fee Rate” means, for any date of determination, the rate per annum set forth in the table below that corresponds to the Level applicable to the Company for such date as set forth below for such date of determination:

Commitment Fee Rate
Level 1	0.15%
Level 2	0.20%
Level 3	0.25%
Level 4	0.30%
Level 5	0.35%

For the avoidance of doubt, at any time prior to the First Amendment Effective Date, the Commitment Fee Rate shall be determined in accordance with the Original Credit Agreement.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. §1 et. seq.), as amended from time to time and any successor statute.
“Communications” has the meaning set forth in Section 9.02(g)(ii).
“Company” has the meaning set forth in the recital of parties.
“Company Assignment and Assumption” means an assignment and assumption entered into by a Lender and the Company, and accepted by the Administrative Agent, in substantially the form of Exhibit B-2 hereto.
“Company Offer of Specified Discount Prepayment” means the offer by any Company Party to make a voluntary prepayment of Term Advances at a Specified Discount to par pursuant to Section 2.06(c)(iii)(B).
“Company Parties” means the collective reference to the Company and its Restricted Subsidiaries and “Company Party” means any one of them.
“Company Solicitation of Discount Range Prepayment Offers” means the solicitation by any Company Party of offers for, and the corresponding acceptance by a Lender of, a voluntary prepayment of Term Advances at a specified range of discounts to par pursuant to Section 2.06(c)(iii)(C).
“Company Solicitation of Discounted Prepayment Offers” means the solicitation by any Company Party of offers for, and the subsequent acceptance, if any, by a Lender of, a voluntary prepayment of Term Advances at a discount to par pursuant to Section 2.06(c)(iii)(D).
“Connection Income Taxes” means other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Consenting Lender” has the meaning set forth in Section 2.16(b).

“Consolidated EBITDA” means, with respect to the Company and its Restricted Subsidiaries, for any period, the sum of (a) net income of the Company and its Restricted Subsidiaries, plus (b) to the extent (except in the case of clause (b)(xvii) below) deducted in determining net income for such period, the sum of (i) provisions for income taxes, plus (ii) consolidated interest expense and preferred dividends, plus (iii) depreciation and amortization (including, but not limited to, deferred financing costs, organization costs, goodwill, comprehensive income and non-compete amortization), plus (iv) extraordinary, unusual and non-recurring losses and charges, plus (v) other non-cash charges, plus (vi) fees, costs and expenses (including amounts in respect of settlements or judgments) related to, and any reserves established in respect of, the litigation and investigations identified on Schedule 1.01(a) hereto, plus (vii) debt extinguishment charges and expenses, plus (viii) foreign currency translation losses, plus (ix) losses on investments, plus (x) mark-to-market and foreign currency conversion losses on hedging transactions and intercompany accounts, plus (xi) actuarial losses attributable to the movement of the mark-to-market valuation of pension and other post-employment benefits plus (xii) non-compete expenses, plus (xiii) losses on sales of fixed assets not in the ordinary course of business, after giving effect to any related charges for, reduction of or provisions for taxes thereon, plus (xiv) minority interests, plus (xv) charges and expenses arising from any changes in accounting with respect to pensions, plus (xvi) charges and expense arising from any revaluation, lump-sum settlement, annuitization of pension assets and liabilities or contractual termination benefits, plus (xvii) fees, costs and expenses paid or premiums and penalties incurred in connection with (a) the Spin Transaction, the Acquisition or this Agreement or (b) the issuance or incurrence of Indebtedness or Equity Interests (whether or not consummated), Permitted Acquisitions (whether or not consummated), other Investments consisting of acquisitions or assets or equity constituting a business unit, line of business, division or entity (whether or not consummated) and permitted asset sales (whether or not consummated), other than asset sales effected in the ordinary course of business, plus (xviii) (1) cost savings, operating expense reductions and synergies resulting from or related to, mergers and other business combinations, acquisitions, divestitures, restructurings, cost savings initiatives and other similar initiatives and actions that are projected by the Company in good faith to be realized after a merger or other business combination, acquisition or divestiture is consummated or any other restructuring, cost savings initiative or other initiative or action (calculated on a pro forma basis as though such cost savings, operating expense reductions and synergies had been realized on the first day of such period and as if such cost savings, operating expense reductions and synergies were realized during the entirety of such period), that are expected to be realized within the next twelve months from the fiscal quarter most recently ended, net of the amount of actual benefits realized during such period from such actions, (2) deferred revenue and deferred costs of the Acquired Business that will not be realized as a result of fair value accounting with respect to the Acquisition, in an amount not to exceed $10,000,000 (which adjustments shall fully roll-off and equal zero after the fiscal quarter ending March 31, 2019, i.e. no such adjustment may be taken in any trailing four fiscal quarter period including fiscal quarters ended after March 31, 2019) and (3) pro forma adjustments, consistent with past practice and as consistently applied, related to modifications to the 2011 contract with the United States Office of Personnel Management (the “NBIB Ramp-up”) in an amount not to exceed $25,000,000 in any trailing four-fiscal quarter period (which adjustments shall fully roll-off and equal zero after the fiscal quarter ending March 31, 2019, i.e. no such adjustment may be taken in any trailing four fiscal quarter period including fiscal quarters ended after March 31, 2019), provided that the aggregate amount of cost savings, operating expense reductions, synergies and pro forma adjustments related to the NBIB Ramp-up included pursuant to sub-clauses (1) and (3) of this clause (xviii), other than any cost savings, operating expense reductions and synergies of the type that would be permitted to be included in pro forma financial statements prepared in accordance with Regulation S-X under the Securities Act of 1933, as amended, shall not exceed $75,000,000; and provided, further that no cost savings, operating expense reductions and synergies shall be added back pursuant to this clause (xviii) to the extent duplicative of any expenses or charges otherwise added back to Consolidated EBITDA, whether through a pro forma adjustment or otherwise, for such period, plus (xiv) stock-option based and other equity-based compensation expenses (including any make-whole payments to holders of such stock options or other equity-based awards in connection with dividends paid prior to the Second Amendment Effective Date and any cash payments in respect of withholding taxes on the award or exercise of stock options or other equity-based awards), minus (c) to the extent included in the calculation of net income for such period, the sum of (i) extraordinary, unusual or non-recurring gains, plus (ii) debt extinguishment gains, plus (iii) foreign currency translation gains, plus (iv) gains on investments, plus (v) mark-to-market and foreign currency conversion gains on hedging transactions and intercompany accounts, plus (vi) actuarial gains attributable to the movement of the mark-to-market valuation of pension and other post-employment benefits, plus (vii) gains on sales of fixed assets not in the ordinary course of business, after giving effect to any related charges for, reduction of or provisions for, taxes thereon, plus (viii) other income (including other income attributable to minority interests). For the purpose of calculating Consolidated EBITDA for any Person for any period, if during such period such Person or any Subsidiary of such Person shall have made a Material Acquisition or Material Disposition, Consolidated EBITDA for such period shall be calculated after giving pro forma effect to such Material Acquisition or Material Disposition as if such Material Acquisition or Material Disposition occurred on the first day of such period provided that for purposes of calculating Excess Cash Flow, such Material Acquisitions or Material Dispositions shall be treated as having occurred on the actual date of consummation thereof. “Material Acquisition” means any acquisition or series of related acquisitions that involves consideration (including non-cash consideration) with a fair market value, as of the date of the closing thereof, in excess of $100,000,000; provided that the Company may, in its sole discretion, treat an acquisition or series of related acquisitions that involves consideration of less than $100,000,000 as a Material Acquisition. “Material Disposition” means any disposition of property or series of related dispositions of property that involves consideration (including non-cash consideration) with a fair market value, as of the date of the closing thereof, in excess of $100,000,000; provided that the Company may, in its sole discretion, treat a disposition or series of related dispositions that involves consideration of less than $100,000,000 as a Material Disposition.
“Consolidated Interest Expense” means, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of the Company and its Restricted Subsidiaries on a consolidated basis with respect to all outstanding Funded Debt of the Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing, net costs under Interest Rate Agreements and amounts referred to in Section 2.04 payable to the Administrative Agent and the Lenders that are considered interest expense in accordance with GAAP, but excluding, however (a) any such amounts referred to in Section 2.04(b) payable on or before the Closing Date, (b) net interest and charges in connection with cash pooling and notional pooling arrangements and (c) interest accrued in respect of, and any premium paid or payable in respect of any Called or Defeased Debt from and after the date of such call or defeasance.
“Consolidated Secured Debt” means, as of any date of determination, all Secured Debt (excluding Equity-linked Debt “advances” and “overdrafts” in respect of cash pooling and notional pooling arrangements and any Called or Defeased Debt) of the Company and its Restricted Subsidiaries, determined on a consolidated basis.
“Consolidated Secured Net Leverage Ratio” means the ratio, as of any date, of (i) Consolidated Secured Debt less unrestricted cash (excluding, for the avoidance of doubt, Call or Defeasance Deposits) in an amount not to exceed $~~600,000,000~~350,000,000 as of the last day of such quarterly financial reporting period to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on the last day of such quarterly financial reporting period, taken as a single period.
“Consolidated Total Debt” means, as of any date of determination, all Funded Debt (excluding Equity-linked Debt, “advances” and “overdrafts” in respect of cash pooling and notional pooling arrangements and any Called or Defeased Debt) of the Company and its Restricted Subsidiaries, determined on a consolidated basis.
“Consolidated Total Net Leverage Ratio” means the ratio, as of any date, of (i) Consolidated Total Debt less unrestricted cash (excluding, for the avoidance of doubt, any Call or Defeasance Deposits) in an amount not to exceed $~~600,000,000~~350,000,000 as of the last day of the most recently ended quarterly financial reporting period to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on the last day of such quarterly financial reporting period, taken as a single period.
“Contractual Obligation”, as applied to any Person, means any provision of any equity or debt securities issued by that Person or any indenture, mortgage, deed of trust, security agreement, pledge agreement, guaranty, contract, undertaking, agreement or instrument, in any case in writing, to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject.
“Convert,” “Conversion” and “Converted” each refers to a conversion of Advances of one Type into Advances of another Type pursuant to Section 2.09.
“Covered Entity” means any of the following:
(a)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b);

(b)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or
(c)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).
“Covered Party” has the meaning set forth in Section 9.23.
“Current Assets” means, at any time, the consolidated current assets (other than cash and Cash Equivalents) of the Company and the Restricted Subsidiaries.
“Current Liabilities” means, at any time, the consolidated current liabilities of the Company and the Restricted Subsidiaries at such time, but excluding, without duplication, (a) the current portion of any long-term Funded Debt and (b) outstanding Revolving Loan Advances.
“Customary Permitted Liens” means, with respect to any Person, any of the following Liens:
(a)    Liens with respect to the payment of taxes, assessments or governmental charges in each case that are not yet due or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP;
(b)    Liens of landlords arising by statute or lease contracts entered into in the ordinary course, inchoate, statutory or construction liens, and liens of suppliers, mechanics, carriers, materialmen, warehousemen, producers, operators or workmen and other liens imposed by law created in the ordinary course of business for amounts not yet due or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP;
(c)    liens, pledges or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other types of social security benefits, taxes, assessments, statutory obligations or other similar charges or to secure the performance of bids, tenders, sales, leases, contracts (other than for the repayment of borrowed money) or in connection with surety, appeal, customs or performance bonds or other similar instruments;
(d)    encumbrances arising by reason of zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar encumbrances on the use of real property not materially detracting from the value of such real property and not materially interfering with the ordinary conduct of the business conducted at such real property;
(e)    encumbrances arising under leases or subleases of real property that do not, individually or in the aggregate, materially detract from the value of such real property or materially interfere with the ordinary conduct of the business conducted at such real property;
(f)    encumbrances arising under non-exclusive licenses or sublicenses of intellectual property granted in the ordinary course of such Person’s business;
(g)    financing statements with respect to a lessor’s rights in and to personal property leased to such Person in the ordinary course of such Person’s business;
(h)    liens, pledges or deposits made in the ordinary course of banking arrangements in connection with any netting or set-off arrangements for the purpose of netting debit and credit balances;
(i)    Liens on deposits to secure liability for premiums to insurance carriers or securing insurance premium financing arrangements entered into in the ordinary course of business (including deposits securing letters of credit that secure payment under such liabilities or insurance premium financing arrangements);
(j)    Liens that are bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and cash equivalents on deposit in one or more accounts maintained by the Company or any Guarantor in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts and netting arrangements or otherwise arising by virtue of any statutory or common law regarding banker’s Liens;
(k)    Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 6.01(f);
(l)    Liens on property leased pursuant to a Sale-Leaseback Transaction; provided that such Sale-Leaseback Transaction is permitted by this Agreement;
(m)    rights of consignors of goods, whether or not perfected by the filing of a financing statement under the UCC or other applicable law, and the filing of customary UCC financing statements in connection with operating leases, consignment of goods or bailment agreements;
(n)    Liens on equipment or vehicles of the Company or any Restricted Subsidiary granted in the ordinary course of business or consistent with industry practice; and
(o)    Liens disclosed by the title insurance policies delivered on or subsequent to the Closing Date for any Mortgaged Property and any replacement, extension or renewal of any such Liens (so long as the Indebtedness and other obligations secured by such replacement, extension or renewal Liens are permitted by this Agreement); provided that such replacement, extension or renewal Liens do not cover any property other than the property that was subject to such Liens prior to such replacement, extension or renewal.

“Daily Margin” means, for any date of determination, the interest rate per annum set forth in the table below that corresponds to (i) the Level applicable to the Company for such date of determination and (ii) the Class and Type of Advance:

	Daily Margin for Tranche A1 Advances that are Eurocurrency Rate Advances	Daily Margin for Tranche A1 Advances that are Base Rate Advances	Daily Margin for Revolving Loan Advances and Tranche A2 Advances that are Eurocurrency Rate Advances	Daily Margin for Revolving Loan Advances and Tranche A2 Advances that are Base Rate Advances
Level 1	0.875%	0.000%	1.000%	0.000%
Level 2	1.125%	0.125%	1.250%	0.250%
Level 3	1.375%	0.375%	1.500%	0.500%
Level 4	1.625%	0.625%	1.750%	0.750%
Level 5	1.875%	0.875%	2.000%	1.000%

For the avoidance of doubt, at any time prior to the First Amendment Effective Date, the Daily Margin shall be determined in accordance with the Original Credit Agreement.
“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States of America or other applicable jurisdictions from time to time in effect.
“Declined Proceeds” has the meaning set forth in Section 2.06(b)(ii)(D).
“Defaulting Lender” means at any time, subject to Section 2.18(b), (i) any Lender that has failed for three or more Business Days to comply with its obligations under this Agreement to make an Advance, or fails to fund participations in Swing Line Advances within three Business Days of the date required to be funded, unless, in the case of any Advance, such Lender has notified the Administrative Agent and the Company in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding has not been satisfied (which conditions precedent, together with the applicable default, if any, will be specifically identified in such writing), (ii) any Lender that has notified the Administrative Agent, any Swing Line Bank or the Company in writing, or has stated publicly, that it does not intend to comply with its funding obligations hereunder (unless such writing or public statement relates to such Lender’s obligation to fund an Advance hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (iii) any Lender that has notified, or whose Parent Company has notified, the Administrative Agent or the Company in writing, or has stated publicly, that it does not intend to comply with its funding obligations under loan agreements or credit agreements generally, (iv) any Lender that has, for three or more Business Days after written request of the Administrative Agent, any Swing Line Bank or the Company, failed to confirm in writing to the Administrative Agent, each Swing Line Bank and the Company that it will comply with its prospective funding obligations hereunder (provided that such Lender will cease to be a Defaulting Lender pursuant to this clause (iv) upon the Administrative Agent’s, each

Swing Line Bank’s and the Company’s receipt of such written confirmation), or (v) any Lender with respect to which a Lender Insolvency Event has occurred and is continuing with respect to such Lender or its Parent Company or any Lender that has become the subject of a Bail-In Action; provided that a Lender Insolvency Event shall not be deemed to occur with respect to a Lender or its Parent Company solely as a result of the acquisition or maintenance of an ownership interest in such Lender or Parent Company by a governmental authority or instrumentality thereof so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such governmental authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any of clauses (i) through (v) above will be conclusive and binding absent manifest error, and such Lender will be deemed to be a Defaulting Lender (subject to Section 2.18(b)) upon notification of such determination by the Administrative Agent to the Company, each Swing Line Bank and the Lenders.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Designated Noncash Consideration” means the fair market value of noncash consideration received by the Company or any of its Restricted Subsidiaries in connection with an asset sale that is so designated as Designated Noncash Consideration pursuant to a certificate of an authorized officer of the Company delivered to the Administrative Agent setting forth the basis of such valuation, less the amount of cash and Cash Equivalents received in connection with a subsequent sale of such Designated Noncash Consideration.
“Determination Date” has the meaning set forth in Section 2.16(a).
“Discount Prepayment Accepting Lender” has the meaning set forth in Section 2.06(c)(iii)(B)(1).
“Discount Range” has the meaning set forth in Section 2.06(c)(iii)(C)(1).
“Discount Range Prepayment Amount” has the meaning set forth in Section 2.06(c)(iii)(C)(1).
“Discount Range Prepayment Notice” means a written notice of a Company Solicitation of Discount Range Prepayment Offers made pursuant to Section 2.06(c)(iii)(C) substantially in the form of Exhibit I-2.
“Discount Range Prepayment Offer” means the irrevocable written offer by a Lender, substantially in the form of Exhibit I-3, submitted in response to an invitation to submit offers following the Auction Agent’s receipt of a Discount Range Prepayment Notice.
“Discount Range Prepayment Response Date” has the meaning set forth in Section 2.06(c)(iii)(C)(1).

“Discount Range Proration” has the meaning set forth in Section 2.06(c)(iii)(C)(3).
“Discounted Prepayment Determination Date” has the meaning set forth in Section 2.06(c)(iii)(D)(3).
“Discounted Prepayment Effective Date” means in the case of a Company Offer of Specified Discount Prepayment, Company Solicitation of Discount Range Prepayment Offer or Company Solicitation of Discounted Prepayment Offer, five (5) Business Days following the Specified Discount Prepayment Response Date, the Discount Range Prepayment Response Date or the Solicited Discounted Prepayment Response Date, as applicable, in accordance with Section 2.06(c)(iii)(B), Section 2.06(c)(iii)(C)(1) or Section 2.06(c)(iii)(D)(1), respectively, unless a shorter period is agreed to between the Company and the Auction Agent.
“Discounted Term Advance Prepayment” has the meaning set forth in Section 2.06(c)(iii)(A).
“Disposition” or “Dispose” means the sale, assignment, transfer or other disposition of any property by any Person (including any Sale-Leaseback Transaction and any issuance of Equity Interests by a Restricted Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.
“Disqualified Equity Interests” means any Equity Interest that (a) by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than solely for Equity Interests that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests) pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than solely for Equity Interests that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests), in whole or in part, on or prior to the date that is 91 days after the latest Maturity Date, (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or other Indebtedness or (ii) any Equity Interest referred to in clause (a) above (other than solely for Equity Interests that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests), in each case at any time on or prior to the date that is 91 days after the latest Maturity Date, (c) contains any repurchase obligation that may come into effect prior to payment in full of all Obligations, (d) requires cash dividend payments prior to the date that is 91 days after the latest Maturity Date; provided, however, that (i) an Equity Interest in any Person that would not constitute a Disqualified Equity Interest but for terms thereof giving holders thereof the right to require such Person to redeem or purchase such Equity Interest upon the occurrence of an “asset sale” or a “change of control” (or similar event, however denominated) shall not constitute a Disqualified Equity Interest if any such requirement becomes operative only after repayment in full of all the Advances and all other Obligations that are accrued and payable and the termination or expiration of the Commitments and (ii) an Equity Interest in any Person that is issued to any employee or to any plan for the benefit of employees or by any such plan to such employees shall not constitute a Disqualified Equity Interest solely because it may be required to be repurchased by such Person or any of its subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability.
“Disregarded Domestic Person” means a Domestic Subsidiary with no material assets other than Indebtedness (if any) of and Equity Interests in one or more Foreign Subsidiaries.
“Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States or of any political subdivision of the United States.
“DXC” means DXC Technology Company, a Nevada corporation.
“Early Opt-in Election” means the occurrence of:
(1)    (i) a determination by the Administrative Agent or (ii) a notification by the Majority Lenders to the Administrative Agent (with a copy to the Company) that the Majority Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 2.02(b)(v) are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace LIBOR, and
(2)    (i) the election by the Administrative Agent or (ii) the election by the Majority Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Company and the Lenders or by the Majority Lenders of written notice of such election to the Administrative Agent.
“ECF Percentage” means, as of the date of determination, (a) if the Consolidated Secured Net Leverage Ratio as of the last day of the applicable fiscal year of the Company is greater than 3:~~00~~50:1.00, 50.0%, (b) if the Consolidated Secured Net Leverage Ratio as of the last day of the applicable fiscal year of the Company is less than or equal to ~~3.0~~3.50:1.00 but greater than ~~2.5~~3.00:1.00, 25.0% and (c) otherwise, 0.0%. For the avoidance of doubt, at any time following a Lien Release Event, but prior to any Ratings Trigger Event, the ECF Percentage shall be 0.0%.
“EDS Notes” means the 7.450% notes due 2029 issued under that certain Indenture dated as of August 12, 1996 among Enterprise Services LLC (f/k/a Electronic Data Systems Corporation), as issuer, and Texas Commerce Bank National Association, as trustee.
“EDS Notes Excess Amount” has the meaning set forth in Section 2.05(b)(ii).
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Effective Yield” means, as to any Indebtedness, the effective yield applicable thereto calculated by the applicable Agent in consultation with the Company in a manner consistent with generally accepted financial practices, taking into account (a) interest rate margins, (b) interest rate floors (subject to the proviso set forth below), (c) any amendment to the relevant interest rate margins and interest rate floors prior to the applicable date of determination and (d) original issue discount and upfront or similar fees paid (based on an assumed four-year average life to maturity or lesser remaining average life to maturity), but excluding (i) any arrangement, structuring and/or underwriting fees not payable to all relevant lenders generally and (ii) any other fee that is not payable to all relevant lenders generally; provided that (A) to the extent that the Eurocurrency Rate (with an Interest Period of three months) or Base Rate (without giving effect to any floor specified in the definition thereof) is less than any floor applicable to the loans in respect of which the Effective Yield is being calculated on the date on which the Effective Yield is determined, the amount of the resulting difference will be deemed added to the interest rate margin applicable to the relevant Indebtedness for purposes of calculating the Effective Yield and (B) to the extent that the Eurocurrency Rate (for a period of three months) or Base Rate (without giving effect to any floor specified in the definition thereof) is greater than any applicable floor on the date on which the Effective Yield is determined, the floor will be disregarded in calculating the Effective Yield.
“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 9.07(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 9.07(b)(iii)).
“Employee Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA which is or was maintained or contributed to by the Company, its Restricted Subsidiaries or any of its ERISA Affiliates.
“Environmental Law” means any and all statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions of any federal, state, local or foreign governmental authority or any State or territory thereof and which relate to the pollution or protection of the environment or the release of any hazardous materials into the environment.
“Equity-linked Debt” means Indebtedness that is required to be converted at, or prior to, maturity solely into equity securities of the Company.

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock and any indebtedness that is convertible into, or exchangeable for, Capital Stock.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.
“ERISA Affiliate” means any Person who for purposes of Title IV of ERISA is a member of the Company’s controlled group, or under common control with the Company, within the meaning of Section 414 of the Code and the regulations promulgated and rulings issued thereunder. Any former ERISA Affiliate of the Company or its Restricted Subsidiaries shall continue to be considered an ERISA Affiliate within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of the Company or its Restricted Subsidiaries and with respect to liabilities arising after such period for which the Company or its Restricted Subsidiaries could be liable under the Code or ERISA.
“ERISA Event” means (a) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, unless the 30-day notice requirement with respect thereto has been waived by the PBGC; (b) the provision by the administrator of any Pension Plan of a notice of intent to terminate such Pension Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (c) the cessation of operations at a facility in the circumstances described in Section 4062(e) of ERISA; (d) the withdrawal by the Company or an ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (e) the failure by the Company or any ERISA Affiliate to make a payment to a Pension Plan required under Section 303(k) of ERISA, which Section imposes a lien for failure to make required payments; (f) the institution by the PBGC of proceedings to terminate a Pension Plan, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition which, in the reasonable judgment of the Company, might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, a Pension Plan; (g) the withdrawal by the Company or any ERISA Affiliate from any Multiemployer Plan or the termination of such Multiemployer Plan resulting in liability pursuant to Title IV of ERISA; or (h) a determination that any Pension Plan is, or is expected to be, in “at-risk” status (within the meaning of Section 303(i)(4)(A) of ERISA or Section 430(i)(4)(A) of the Code).
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Eurocurrency Default Interest” has the meaning set forth in Section 2.07(b).
“Eurocurrency Liabilities” has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.
“Eurocurrency Rate” means, for any Interest Period for each Eurocurrency Rate Advance comprising part of the same Borrowing, the rate per annum equal to the London interbank offered rate as administered by ICE Benchmark Association (or the successor thereto if the ICE Benchmark Association is no longer administering such rate) (“LIBOR”), as published by Reuters (or such other commercially available source providing quotations of LIBOR as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in U.S. Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; provided that, with respect to any Interest Period as to which the applicable Eurocurrency Rate is not displayed on the Reuters system, (i) in the case of the Term Loan A Advances and the Revolving Loan Advances, the Eurocurrency Rate for such Interest Period shall be the Interpolated Rate and (ii) in the case of Term Loan B Advances for which the Interest Period exceeds one month, the Eurocurrency Rate for such Interest Period shall be the Interpolated Rate; provided further that in all cases the Eurocurrency Rate shall at no time be less than 0% per annum.
“Eurocurrency Rate Advance” means an Advance which bears interest as provided in Section 2.07(b).
“Events of Default” has the meaning set forth in Section 6.01.
“Excess Cash Flow” means, for any fiscal year of the Company (or in the case of the fiscal year ending on or about March 31, 2019, the portion thereof commencing on the Closing Date and ending on or about March 31, 2019), the excess of (a) the sum, without duplication, of (i) Consolidated EBITDA for such fiscal year, (ii) reductions in Working Capital between the beginning of each fiscal year or portion and the end of such fiscal year or portion and (iii) cash items deducted in the calculation of Consolidated EBITDA for such fiscal year or period pursuant to clause (c)(i), (c)(ii) or (c)(viii) of the definition of “Consolidated EBITDA” ~~over~~less (b) the sum, without duplication, of (i) the amount of any Taxes payable in cash on a current basis by the Company and its Restricted Subsidiaries with respect to such fiscal year or portion, (ii) Consolidated Interest Expense payable in cash on a current basis for such fiscal year or portion, (iii) capital expenditures made in cash during such fiscal year or portion, except to the extent financed with the proceeds of Funded Debt (other than Revolving Loan Advances), equity issuances, casualty proceeds, condemnation proceeds or other proceeds that would not be included in Consolidated EBITDA, (iv) permanent repayments of Funded Debt (other than mandatory prepayments of Term Advances under Section 2.06(b) and voluntary prepayments of Term Advances under Section 2.06(c)) made in cash by the Company and its Restricted Subsidiaries during such fiscal year or portion, but only to the extent that the Funded Debt so prepaid by its terms cannot be reborrowed or redrawn and such prepayments do not occur in connection with a refinancing of all or any portion of such Funded Debt, (v) increases in Working Capital between the beginning of each fiscal year or portion and the end of such fiscal year or portion, (vi) cash items added back in the calculation of Consolidated EBITDA for such fiscal year or portion pursuant to clause (b)(iv), (b)(vi), (b)(vii), (b)(xii), (b)(xvi) or (b)(xvii) of the definition of “Consolidated EBITDA”, (vii) amounts added back in the calculation of Consolidated EBITDA for such fiscal year or portion pursuant to clause (b)(xiv) or (b)(xviii) of the definition of “Consolidated EBITDA”, (viii) Investments made in cash during such fiscal year or portion to the extent permitted by Section 5.02(e)(ii) or 5.02(e)(xiii), and (ix) Restricted Payments (other than Restricted Payments made to the Company or any

Restricted Subsidiary) made in cash during such fiscal year or period pursuant to Section 5.02(d)(iv), 5.02(d)(ix) or 5.02(d)(x).
“Exchange Act Report” means, collectively, the Form 10, the Annual Reports of the Company on Form 10-K, from time to time, and Quarterly Reports on Form 10-Q, from time to time, and Reports on Form 8-K of the Company filed with or furnished to the SEC from time to time.
“Excluded Assets” has the meaning set forth in the Collateral Agreement.
“Excluded Subsidiary” means (i) any Subsidiary that is not a wholly owned Subsidiary of the Company, (ii) any Foreign Subsidiary, (iii) any Disregarded Domestic Person, (iv) any Subsidiary that is a direct or indirect Subsidiary of a Foreign Subsidiary or a Disregarded Domestic Person, (v) any Subsidiary that is prohibited or restricted by applicable law, regulation or by any Contractual Obligation existing on the Closing Date or on the date such Person becomes a Subsidiary (as long as such Contractual Obligation was not entered into in contemplation of such Person becoming a Subsidiary) from providing a guarantee of the Guaranteed Obligations or if such guarantee would require governmental (including regulatory) consent, approval, license or authorization unless such consent, approval, license or authorization has been received, (vi) any Subsidiary that is a not-for-profit organization, (vii) any Unrestricted Subsidiary, (viii) any other Restricted Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent, the cost or other consequences of becoming a Guarantor shall be excessive in view of the benefits to be obtained by the Lenders therefrom and (ix) any SPV.
“Excluded Swap Obligation” means, with respect to any Loan Party, any obligation (a “Swap Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act, if, and to the extent that, all or a portion of the guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 7.10 and any other “keepwell, support or other agreement” for the benefit of such Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act) at the time the guarantee of such Loan Party, or a grant by such Loan Party of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest becomes illegal.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, branch profits Taxes or similar Taxes (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender or SPC, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender or SPC with respect to an applicable interest in an Advance or Commitment pursuant to a law in effect on the date on which (i) such Lender or SPC acquires such interest in the Advance or Commitment (other than pursuant to an assignment request by the Company under Section 2.17(b)) or (ii) such Lender or SPC changes its lending office, except in each case to the extent that, pursuant to Section 2.12, amounts with respect to such Taxes were payable either to such Lender’s or SPC’s assignor immediately before such Lender or SPC became a party hereto or to such Lender or SPC immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.12(f) and (d) any withholding Taxes imposed under FATCA.
“Existing Kodiak Credit Agreement” means that certain Credit Agreement dated as of April 18, 2017 among KeyPoint Government Solutions, Inc., as borrower, KGS Holdings Corp., the lenders from time to time party thereto and Cortland Capital Market Services LLC, as administrative agent and collateral agent, as amended, supplemented or otherwise modified prior to the Merger Date.
“Existing Vector Credit Agreements” means (i) that certain First Lien Credit Agreement dated as of May 23, 2014 among The SI Organization, Inc., as borrower, The SI Organization Holding Corp., the lenders from time to time party thereto and UBS AG, Stamford Branch, as administrative agent, as amended, supplemented or otherwise modified prior to the Merger Date, and (ii) that certain Second Lien Credit Agreement dated as of May 23, 2014 among The SI Organization, Inc., as borrower, The SI Organization Holding Corp., the lenders from time to time party thereto and UBS AG, Stamford Branch, as administrative agent, as amended, supplemented or otherwise modified prior to the Merger Date.
“Extended Advances” means any Advances in respect of which the Maturity Date is extended pursuant to Section 2.16.
“Extension” has the meaning set forth in Section 2.16(a).
“Extension Amendment” has the meaning set forth in Section 9.01.
“Extension Request” has the meaning set forth in Section 2.16(a).
“Facility” means the Revolving Facility, the Swing Line Sub-Facility, the Term Loan A Facilities, the Term Loan B Facility, a Replacement Facility or an Incremental Facility, if any, as applicable; provided that if the Maturity Date or Revolving Commitment Termination Date of some but less than all of the Commitments or Advances of any Facility shall be extended pursuant to Section 2.16, thereafter the Commitments and/or Advances of such Facility in respect of which such Maturity Date or Revolving Commitment Termination Date were extended shall constitute a separate Facility from the Commitments and/or Advances of such Facility in respect of which no such extension was effected.

“FATCA” means Sections 1471 through 1474 of the Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.
“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.
“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source
“Financial Covenant Standstill” has the meaning set forth in Section 6.01(c).
“Financial Covenants” has the meaning set forth in Section 5.02(m).
“First Amendment” means that certain First Amendment to Credit Agreement, dated as of December 12, 2018, by and among the Company, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.
“First Amendment Effective Date” means the date on which the conditions set forth in Section 5 of the First Amendment have been satisfied, which date is December 12, 2018.
“First Lien Intercreditor Agreement” means an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent and the Company, among the Company, each Guarantor, the Administrative Agent and one or more collateral agents or representatives for the holders of Indebtedness issued or incurred pursuant to Section 5.02(b)(xvi) that are intended to be secured on a pari passu basis to the Liens securing the Secured Obligations.
“Fitch” means Fitch Ratings, Inc. and any successor thereto.
“Foreign Lender” means a Lender that is not a U.S. Person.
“Foreign Mandatory Prepayment Event” has the meaning set forth in Section 2.06(b)(ii)(F).
“Foreign Subsidiary” means any Subsidiary of the Company, other than a Domestic Subsidiary.

“Form 10” means the Form 10 Registration Statement originally filed with the SEC on February 8, 2018, as amended by Amendment No. 1 to Form 10 filed with the SEC on March 16, 2018, Amendment No. 2 to Form 10 filed with the SEC on April 11, 2018, Amendment No. 3 to Form 10 filed with the SEC on April 30, 2018 and by any subsequent amendments thereto that are not materially adverse to the Lenders (or that are consented to by the Administrative Agent).
“Funded Debt” means, with respect to any Person, (a) indebtedness of such Person for borrowed money, (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments and (c) obligations of such Person as lessee under Capital Leases; provided that “Funded Debt” shall not include borrowings against the cash surrender value of life insurance policies covering employees of the Company or its Affiliates and owned by the Company so long as (i) recourse for such borrowings is limited to such policies and the proceeds thereof and (ii) any value assigned to such policies on the consolidated financial statements of the Company and its Subsidiaries is net of the amount of such borrowings.
“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.
“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra national bodies such as the European Union or the European Central Bank).
“Granting Lender” has the meaning set forth in Section 2.19.
“Guarantee Obligation” means, with respect to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit), if to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term “Guarantee Obligation” shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (1) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (2) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.
“Guaranteed Obligations” has the meaning set forth in Section 7.01.
“Guarantor Joinder Agreement” means a joinder agreement in the form of Exhibit F to this Agreement or any other form reasonably acceptable to the Administrative Agent.
“Guarantors” means any Significant Domestic Subsidiary of the Company that is party to this Agreement on the Closing Date or, after the Closing Date, becomes party to this Agreement in accordance with Section 5.01(g).
“Guaranty” has the meaning set forth in Section 7.02.
“Hedge Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.
“Hedge Termination Value” shall mean, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and termination value(s) have been determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements (which may include a Lender or any Affiliate of a Lender).

“Holding Company” has the meaning set forth in Section 6.01(h).
“Identified Participating Lenders” has the meaning set forth in Section 2.06(c)(iii)(C)(3).
“Identified Qualifying Lenders” has the meaning set forth in Section 2.06(c)(iii)(D)(3).
“Increased Revolver Amount Date” has the meaning set forth in Section 2.20(a)(i).
“Incremental Advances” means advances made by one or more Incremental Lenders to the Company pursuant to this Agreement. Incremental Advances may be made in the form of additional Revolving Loan Advances, Tranche A1 Advances, Tranche A2 Advances, Term Loan B Advances or, to the extent permitted by Section 2.20 and provided for in the relevant Incremental Assumption Agreement, as Other Term Loan Advances.
“Incremental Commitment” means the commitment of any Incremental Revolving Lender, Incremental Term Loan A Lender or Incremental Term Loan B Lender established pursuant to Section 2.20, to make Incremental Revolving Advances, Incremental Term Loan A Advances or Incremental Term Loan B Advances to the Company.
“Incremental Facility” means an Incremental Revolving Facility, an Incremental Term Loan A Facility or an Incremental Term Loan B Facility.
“Incremental Lenders” means the Incremental Revolving Lenders, the Incremental Term Loan A Lenders and the Incremental Term Loan B Lenders.
“Incremental Revolving Advances” means advances made by one or more Incremental Revolving Lenders to the Company pursuant to this Agreement.
“Incremental Revolving Amount” means, at any time, the excess, if any, of (a) the sum of $250,000,000 plus the aggregate amount of reductions of Revolving Commitments prior to such time in accordance with Section 2.05(a) ~~over~~less (b) the aggregate amount of all Incremental Revolving Commitments established after the Second Amendment Effective Date and prior to such time in accordance with Section 2.20(a).
“Incremental Revolving Assumption Agreement” has the meaning set forth in Section 2.20(a)(ii).
“Incremental Revolving Commitment” means any commitment of any Incremental Lender, established pursuant to Section 2.20, to make Incremental Revolving Advances to the Company.
“Incremental Revolving Facility” means any Incremental Revolving Facility established pursuant to Section 2.20(a).

“Incremental Revolving Lender” means any bank, financial institution or other investor with an Incremental Revolving Commitment or an outstanding Incremental Revolving Advance.
“Incremental Shared Term Amount” means, at any time, the excess, if any, of (a) $500,000,000 ~~over~~less (b) the aggregate amount of all Incremental Term Loan A Commitments and Incremental Term Loan B Commitments established prior to such time in accordance with Section 2.20(b)(i)(x) and Section 2.20(c)(i)(x).
“Incremental Term Loan A Advances” means Advances made by one or more Incremental Term Loan A Lenders to the Company pursuant to any Incremental Term Loan A Facility. Incremental Term Loan A Advances may be Tranche A1 Advances, Tranche A2 Advances and/or Other Term Loan A Advances.
“Incremental Term Loan A Assumption Agreement” has the meaning set forth in Section 2.20(b)(ii).
“Incremental Term Loan A Commitment” means any commitment made by a lender to provide all or any portion of any Incremental Term Loan A Facility.
“Incremental Term Loan A Facility” means any Incremental Term Loan A Facility established pursuant to Section 2.20(b).
“Incremental Term Loan A Facility Amendment” has the meaning set forth in Section 2.20(b)(i).
“Incremental Term Loan A Lender” means any bank, financial institution or other investor with an Incremental Term Loan A Commitment or an outstanding Incremental Term Loan A Advance.
“Incremental Term Loan A Maturity Date” means, with respect to Incremental Term Loan A Advances, the scheduled date on which such Incremental Term Loan A Advances shall become due and payable in full hereunder, as specified in the applicable Incremental Term Loan A Facility Amendment.
“Incremental Term Loan B Advances” means Advances made by one or more Incremental Term Loan B Lenders to the Company pursuant to any Incremental Term Loan B Facility.
“Incremental Term Loan B Assumption Agreement” has the meaning set forth in Section 2.20(c)(ii).
“Incremental Term Loan B Commitment” has the meaning set forth in Section 2.20(c)(i).
“Incremental Term Loan B Facility” means any Incremental Term Loan B Facility established pursuant to Section 2.20(c).

“Incremental Term Loan B Facility Amendment” has the meaning set forth in Section 2.20(c)(i).
“Incremental Term Loan B Lender” means any bank, financial institution or other investor with an Incremental Term Loan B Commitment or an outstanding Incremental Term Loan B Advance.
“Incremental Term Loan B Maturity Date” means, with respect to Incremental Term Loan B Advances, the scheduled date on which such Incremental Term Loan B Advances shall become due and payable in full hereunder, as specified in the applicable Incremental Term Loan B Facility Amendment.
“Indebtedness” means, of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services, including seller notes or earn-out obligations appearing on such Person’s balance sheet in accordance with GAAP (other than trade payables and deferred compensation incurred in the ordinary course of such Person’s business), (c) all obligations of such Person evidenced by notes, bonds, debentures, loan agreements or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under bankers’ acceptance, letter of credit or similar facilities, (g) all obligations of such Person in respect of Disqualified Equity Interests of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) all obligations of the kind referred to in clauses (a) through (h) above secured by any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation and (j) all obligations of such Person in respect of Hedge Agreements.
“Indemnified Person” has the meaning set forth in Section 9.04(c).
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Company under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.
“Intercreditor Agreements” means any First Lien Intercreditor Agreement or Junior Lien Intercreditor Agreement that may be executed from time to time.
“Interest Period” means, for each Eurocurrency Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Eurocurrency Rate Advance, or on the date of continuation of such Advance as a Eurocurrency Rate Advance upon expiration of successive Interest Periods applicable thereto, or on the date of Conversion of a Base Rate Advance into a Eurocurrency Rate Advance, and ending on the last day of the period selected by the Company pursuant to the provisions hereof. The duration of each such Interest Period shall be one, two, three or six months, as the Company may select in the Notice of Borrowing or the Notice of Conversion/Continuation for such Advance; provided, however, that:
(a)    the Company may not select any Interest Period with respect to a Borrowing of any Class which ends after the Maturity Date in respect of such Class;
(b)    Interest Periods commencing on the same date for Advances comprising part of the same Borrowing shall be of the same duration;
(c)    any Interest Period that begins on the last Business Day of any calendar month, or on any day for which there is no corresponding day in the last month of such Interest Period, shall end on the last Business Day of the month at the end of such Interest Period;
(d)    whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and
(e)    the initial Interest Period with respect to (i) the Term Advances made on the Closing Date, shall commence on the Closing Date and end on the last Business Day of the first full calendar month thereafter and (ii) the Term Advances made on the Merger Date, shall commence on the Merger Date and end on the last day of the Interest Period then applicable to the Advances of the relevant Class made on the Closing Date (or, if there shall be more than one such Interest Period, on the last day of each such Interest Period, with the principal amounts of the Advances of such Class made on the Merger Date apportioned among such Interest Periods in the same proportions as the Advances of such Class made on the Closing Date are then apportioned).
“Interest Rate Agreement” means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement to which the Company or any of its Subsidiaries is a party.
“Interpolated Rate” means for any Borrowing, the rate which results from interpolating on a linear basis between:
(a)    the applicable Eurocurrency Rate for the longest period (for which such Eurocurrency Rate is available) which is less than the Interest Period of such Borrowing; and
(b)    the applicable Eurocurrency Rate for the shortest period (for which such Eurocurrency Rate is available) which exceeds the Interest Period of such Borrowing,

each as of the date on which the Eurocurrency Rate of such Borrowing is determined in accordance with the terms of this Agreement.
“Investment” means, with respect to any Person, (i) any purchase or other acquisition by that Person of any Indebtedness, Equity Interests or other securities, or of a beneficial interest in any Indebtedness, Equity Interests or other securities, issued by any other Person, (ii) any direct or indirect purchase by that Person of all or substantially all of the assets of a business conducted by another Person, and (iii) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable, advances to employees and similar items made or incurred in the ordinary course of business) or capital contribution by that Person to any other Person, including all Indebtedness to such Person arising from a sale of property by such Person other than in the ordinary course of its business.
“IRS” means the United States Internal Revenue Service.
“Junior Lien Intercreditor Agreement” means an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent and the Company, among the Company, each Guarantor, the Administrative Agent and one or more collateral agents or representatives for the holders of Indebtedness issued or incurred pursuant to Section 5.02(b)(xvi) that are intended to be secured on a basis junior to the Liens securing the Secured Obligations.
“Kodiak” means KGS Holding Corp., a Delaware corporation.
“Kodiak Entities” means Kodiak and each of its Subsidiaries.
“LCA Election” has the meaning set forth in Section 1.03(h).
“LCA Test Date” has the meaning set forth in Section 1.03(h).
“Lender Insolvency Event” means that (i) a Lender or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, or (ii) a Lender or its Parent Company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its Parent Company, or such Lender or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment.
“Lenders” means the Revolving Lenders, each Swing Line Bank, the Tranche A1 Lenders, the Tranche A2 Lenders, the Term Loan B Lenders, the Incremental Lenders, if any, and any other Person that shall become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.
“Level” means Level 1, Level 2, Level 3, Level 4 or Level 5, as the case may be.

“Level 1” means that, as of any date of determination, the Company’s Consolidated Total Net Leverage Ratio is less than or equal to 1.75:1.00 as of the end of the most recent quarterly financial reporting period for which financial statements have been delivered on or prior to such date pursuant to Section 3.01(a)(vi), 5.01(b)(i) or 5.01(b)(ii).
“Level 2” means that, as of any date of determination, the Company’s Consolidated Total Net Leverage Ratio is greater than 1.75:1.00 and less than or equal to 2.75:1.00 as of the end of the most recent quarterly financial reporting period to which financial statements have been delivered on or prior to such date pursuant to Section 3.01(a)(vi), 5.01(b)(i) or 5.01(b)(ii)).
“Level 3” means that, as of any date of determination, the Company’s Consolidated Total Net Leverage Ratio is greater than 2.75:1.00 and less than or equal to 3.75:1.00 as of the end of the most recent quarterly financial reporting period to which financial statements have been delivered on or prior to that such pursuant to Section 3.01(a)(vi), 5.01(b)(i) or 5.01(b)(ii).
“Level 4” means that, as of any date of determination, the Company’s Consolidated Total Net Leverage Ratio is greater than 3.75:1.00 and less than or equal to 4.25:1.00 as of the end of the most recent quarterly financial reporting period to which financial statements have been delivered on or prior to such date pursuant to Section 3.01(a)(vi), 5.01(b)(i) or 5.01(b)(ii).
“Level 5” means that, as of any date of determination, the Company’s Consolidated Total Net Leverage Ratio is greater than 4.25:1.00 as of the end of the most recent quarterly financial reporting period to which financial statements have been delivered on or prior to such date pursuant to Section 3.01(a)(vi), 5.01(b)(i) or 5.01(b)(ii).
“Lien” means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including any interest of a vendor or lessor under any conditional sale or other title retention agreement and any lease in the nature thereof).
“Lien Release Event” means the occurrence of both of the following: (i) the Ratings with respect to the Company are BBB-/Baa3 (or the equivalent) with a stable outlook or better from two or more of S&P, Moody’s and Fitch and (ii) all Advances under the Term Loan B Facility shall have been repaid in full and all Term Loan B Commitments shall have been terminated.
“Limited Condition Acquisition” means any Permitted Acquisition or other Investment permitted hereunder which the Company or one or more of its Restricted Subsidiaries has contractually committed to consummate, the terms of which do not condition the Company’s or such Restricted Subsidiary’s, as applicable, obligation to close such Permitted Acquisition or other Investment on the availability of third-party financing.
“Loan Document” means this Agreement, the Collateral Agreement, the other Collateral Documents, the First Amendment, the Second Amendment, any Note, any

Extension Amendment, any Incremental Facility Amendment, any Guarantor Joinder Agreement and any Intercreditor Agreement.
“Loan Party” means the Company and the Guarantors.
“Long Stop Date” has the meaning set forth in Section 2.06(a)(iv).
“Majority Facility Lenders” means at any time, with respect to any Facility, Lenders holding greater than 50% of the then aggregate unpaid principal amount of the Advances held by all Lenders under a Facility, or, if no such principal amount is then outstanding, Lenders having greater than 50% of the aggregate Commitments under such Facility (provided that, for purposes hereof, no Defaulting Lender, shall be included in (a) the Lenders holding such amount of the Advances or having such amount of the Commitments or (b) determining the aggregate unpaid principal amount of the Advances or the total Commitments).
“Majority Lenders” means at any time Lenders holding greater than 50% of the sum of (x) the then aggregate unpaid principal amount of the Advances held by all Lenders and (y) the aggregate undrawn Commitments of all Lenders (provided that, for purposes hereof, no Defaulting Lender, shall be included in (a) the Lenders holding such amount of the Advances or having such amount of the Commitments or (b) determining the aggregate unpaid principal amount of the Advances or the undrawn Commitments).
“Majority Pro Rata Facility Lenders” means, at any time, with respect to the Term Loan A Facilities and the Revolving Facility taken together, Lenders holding greater than 50% of (x) the then aggregate unpaid principal amount of the Advances held by all Lenders under such Facilities and (y) the aggregate undrawn Commitments of all Lenders under such Facilities (provided that, for purposes hereof, no Defaulting Lender shall be included in (a) the Lenders holding such amount of the Advances or having such amount of Commitments or (b) determining the aggregate unpaid principal amount of the Advances outstanding under such Facilities or the aggregate unfunded Commitments under such Facilities.
“Maturity Date” means (i) with respect to the Revolving Facility, the Revolving Commitment Termination Date, (ii) with respect to the Term Loan A Facilities, the Tranche A1 Maturity Date or the Tranche A2 Maturity Date, as applicable, (iii) with respect to the Term Loan B Facility, the Term Loan B Maturity Date, (iv) with respect to any tranche of Extended Advances, the final maturity date as specified in the applicable Extension Amendment for such tranche, (v) with respect to each Replacement Facility, if any, the final maturity date as specified in the applicable Replacement Amendment for such Replacement Facility or (vi) with respect to each Incremental Facility, if any, the date specified as such in the applicable Incremental Assumption Agreement.
“Merger Date” means the date of the consummation of the Acquisition.
“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.
“Mortgage” means a mortgage, deed of trust, assignment of leases and rents or other security document granting a Lien on any Mortgaged Property to secure the Secured

Obligations. Each Mortgage shall be in form and substance reasonably satisfactory to the Administrative Agent.
“Mortgaged Property” means each parcel of real property located in the United States of America owned in fee by the Company or any Guarantor, and the improvements thereto, that (together with such improvements) has a book value of $25,000,000 or more on the Closing Date or at the time of acquisition thereof by the Company or any Guarantor or, with respect to real property owned by a Restricted Subsidiary that becomes a Guarantor after the Closing Date, at the time such Restricted Subsidiary becomes a Guarantor.
“MUFG” has the meaning set forth in the recital of parties.
“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which the Company or any ERISA Affiliate of the Company is making, or is obligated to make, contributions or has within any of the preceding six plan years been obligated to make or accrue contributions.
“Multiple Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, which (a) is maintained for employees of the Company or an ERISA Affiliate and at least one Person other than the Company and its ERISA Affiliates or (b) was so maintained and in respect of which the Company or an ERISA Affiliate could have liability under Section 4063, 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.
“NBIB Ramp-up” has the meaning set forth in the definition of “Consolidated EBITDA”.
“Net Cash Proceeds” means:
(a)    with respect to the Disposition of any asset by the Company or any Restricted Subsidiary or any Casualty Event, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such Disposition or Casualty Event (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received and, with respect to any Casualty Event, any insurance proceeds or condemnation awards in respect of such Casualty Event received by or paid to or for the account of the Company or any Restricted Subsidiary) ~~over~~less (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the asset subject to such Disposition or Casualty Event and that is repaid in connection with such Disposition or Casualty Event (other than Indebtedness under the Loan Documents), (B) the out-of-pocket expenses incurred by the Company or such Restricted Subsidiary in connection with such Disposition or Casualty Event (including attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith), (C) income taxes reasonably estimated to be actually payable as a result of any gain recognized in connection therewith, and (D) any reserve for adjustment in respect of (x) the sale price of such asset or assets established in accordance with GAAP (subject to Section 1.04) and (y) any liabilities associated with such asset or assets and retained by the Company or any Restricted Subsidiary after such sale or other disposition thereof, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction, it being understood that “Net Cash Proceeds” shall include, without limitation, any cash or Cash Equivalents (i) received upon the Disposition of any non-cash consideration received by the Company or any Restricted Subsidiary in any such Disposition and (ii) upon the reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount) of any reserve described in clause (D) of the preceding sentence or, if such liabilities have not been satisfied in cash and such reserve not reversed within three hundred and sixty-five (365) days after such Disposition or Casualty Event, the amount of such reserve; and
(b)    with respect to the incurrence or issuance of any Indebtedness by the Company or any Restricted Subsidiary, the excess, if any, of (i) the sum of the cash received in connection with such incurrence or issuance ~~over~~less (ii) the investment banking fees, underwriting discounts and commissions, taxes reasonably estimated to be actually payable and other out-of-pocket expenses, incurred by the Company or such Restricted Subsidiary in connection with such incurrence or issuance.
“New Consenting Lender” has the meaning set forth in Section 2.16(b).
“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of all Lenders or all affected Lenders (or any other Class or group of Lenders other than the Majority Lenders or the Majority Facility Lenders) in accordance with the terms of Section 9.01 and (ii) has been approved by the Majority Lenders or the Majority Facility Lenders, as applicable.
“Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender.
“Non-Extending Lender” has the meaning set forth in Section 2.16(b).
“Non-Public Information” means information which has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD promulgated by the SEC under the Securities Act and the Exchange Act.
“Note” means a promissory note of the Company payable to any Lender of any Class, in substantially the form of Exhibit J-1, J-2 or J-3, as applicable, hereto and delivered pursuant to a request made under Section 2.14, evidencing the aggregate indebtedness of the Company to such Lender resulting from the Advances of such Class made or held by such Lender.
“Notice of Borrowing” has the meaning set forth in Section 2.02(a)(i).

“Notice of Conversion/Continuation” has the meaning set forth in Section 2.09.
“Notice of Swing Line Borrowing” has the meaning set forth in Section 2.02(a)(ii).
“Obligations” mean the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Advances and interest accruing after the filing of any petition in bankruptcy, or the commencement of any proceeding under any Debtor Relief Law, relating to the Company and its Restricted Subsidiaries, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Advances and all other obligations and liabilities owed by the Company and its Restricted Subsidiaries to the Administrative Agent, the Collateral Agent, any Arranger or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Arrangers, the Administrative Agent, the Collateral Agent or any Lender that are required to be paid by the Company pursuant hereto) or otherwise. Notwithstanding the foregoing, Obligations of any Guarantor shall in no event include any Excluded Swap Obligations of such Guarantor.
“Obligee Guarantor” has the meaning set forth in Section 7.07.
“Offered Amount” has the meaning set forth in Section 2.06(c)(iii)(D)(1).
“Offered Discount” has the meaning set forth in Section 2.06(c)(iii)(D)(1).
“Organizational Documents” means with respect to any Person (other than an individual), such Person’s Articles (Certificate) of Incorporation, or equivalent formation documents, and Regulations (Bylaws), or equivalent governing documents, and, in the case of any partnership or limited liability company, includes any partnership agreement, operating agreement or limited liability company agreements (as applicable) and any amendments to any of the foregoing.
“Original Credit Agreement” means the Credit Agreement, dated as of May 31, 2018, by and among the Company, the Lenders party thereto, the Guarantors party thereto, the Collateral Agent and the Administrative Agent, as amended, restated, amended and restated, supplemented or otherwise modified prior to the First Amendment Effective Date.
“Original Debt” has the meaning set forth in the definition of “Refinancing Debt”.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Advance or Loan Document).

“Other Secured Agreements” means the Secured Hedge Agreements and the agreements governing the Secured Letters of Credit and the Secured Cash Management Obligations.
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.17).
“Other Term Loan Advances” means Other Term Loan A Advances or Other Term Loan B Advances or both.
“Other Term Loan Commitments” means Other Term Loan A Commitments or Other Term Loan B Commitments or both.
“Other Term Loan A Advances” has the meaning set forth in Section 2.20(b).
“Other Term Loan A Commitments” has the meaning set forth in Section 2.20(b).
“Other Term Loan B Advances” has the meaning set forth in Section 2.20(c).
“Other Term Loan B Commitments” has the meaning set forth in Section 2.20(c).
“Parent Company” means, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender, or if such Lender does not have a bank holding company, then any corporation, association, partnership or other business entity owning, beneficially or of record, directly or indirectly, a majority of the shares of such Lender.
“Participant” has the meaning set forth in Section 9.07(d).
“Participant Register” has the meaning set forth in Section 9.07(d).
“Participating Lender” has the meaning set forth in Section 2.06(c)(iii)(C)(2).
“PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).
“PBGC” means the U.S. Pension Benefit Guaranty Corporation.
“Pension Plan” means a Single Employer Plan or a Multiple Employer Plan or both.
“Perfection Certificate” means a certificate substantially in the form of Exhibit G.
“Permitted Acquisition” means the purchase or other acquisition by the Company or any Restricted Subsidiary of Equity Interests in, or all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of), any Person if (a) in the case of any purchase or other acquisition of Equity Interests in a Person, such Person will be, upon the consummation of such acquisition a Restricted Subsidiary, in each case including as a result of a merger or consolidation between any Subsidiary and such Person, or (b) in the case of any purchase or other acquisition of other assets, such assets will be owned by the Company or a Restricted Subsidiary; provided that, in each case, (i) no Potential Event of Default exists or would result therefrom and (ii) on a pro forma basis, the ~~Consolidated Secured Net Leverage Ratio and the Consolidated Total Net Leverage Ratio, in each case as of the last day of the most recent fiscal quarter of the Company for which financial statements have been delivered pursuant to Section 5.01(b) prior to the consummation of such purchase or other acquisition do not exceed 3.75:1:00 and 5.00:1:00, respectively.~~Company shall be in compliance with the Financial Covenants.
“Permitted Disposition” means any of the following:
(a)    Dispositions of inventory in the ordinary course of business;
(b)    (i) non-exclusive licenses and sublicenses of intellectual property of the Company or any of its Restricted Subsidiaries in the ordinary course of business and (ii) the lapse or abandonment of intellectual property rights in the ordinary course of business which, in the reasonable good faith determination of the Company, are not material to the conduct of the business of the Company and its Restricted Subsidiaries taken as a whole;
(c)    sales, transfers and other Dispositions of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture arrangements and similar binding arrangements;
(d)    Dispositions of equipment and other property in the ordinary course of business that is worn-out, damaged, obsolete, surplus or, in the judgment of the Company, no longer useful or necessary in its business or that of any Restricted Subsidiary;
(e)    sales, transfers and other Dispositions among the Company and its Restricted Subsidiaries;
(f)    Dispositions that constitute Restricted Payments that are otherwise permitted hereunder;
(g)    Dispositions permitted pursuant to Section 5.02(h) hereof;
(h)    the Disposition of defaulted receivables and the compromise, settlement and collection of receivables in the ordinary course of business or in bankruptcy or other proceedings concerning the other account party thereon and not as part of an accounts receivable financing transaction;

(i)    leases, licenses or subleases or sublicenses of any real or personal property in the ordinary course of business;
(j)    any surrender or waiver of contract rights or the settlement, release, recovery on or surrender of contract, tort or other claims of any kind which, in the reasonable good faith determination of the Company, are not material to the conduct of the business of the Company and its Restricted Subsidiaries taken as a whole;
(k)    sales of inventory determined by the management of the Company not to be saleable in the ordinary course of business of the Company or any of its Restricted Subsidiaries;
(l)    foreclosures on assets or Dispositions of assets pursuant to Casualty Events;
(m)    swaps of assets in exchange for services or other assets of comparable or greater value or usefulness to the business of the Company and its Restricted Subsidiaries as a whole, the aggregate fair market value of which not to exceed $50,000,000;
(n)    Dispositions in the form of Investments permitted under Section 5.02(e);
(o)    the granting of any Liens permitted under Section 5.02(a);
(p)    Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are applied to the purchase price of such replacement property;
(q)    additional Dispositions (other than Dispositions of all or substantially all of the assets of the Company and its Restricted Subsidiaries, taken as a whole); provided that, at the time of any such Disposition, after giving effect thereto, the Consolidated Secured Net Leverage Ratio (or, following a Lien Release Event, but prior to any subsequent Ratings Trigger Event, the Consolidated Total Net Leverage Ratio) as of the last day of the most recent fiscal quarter of the Company for which financial statements have been delivered pursuant to Section 5.01(b) (calculated on a pro forma basis) would be less than 2.50:1.00;
(r)    Dispositions or discounts without recourse of accounts receivable in the ordinary course of business;
(s)    Dispositions of property pursuant to Sale-Leaseback Transactions; provided that the fair market value of all property so Disposed of after the Closing Date shall not exceed $100,000,000;

(t)    termination of leases, subleases, licenses and sublicenses in the ordinary course of business and which do not materially interfere with the business of the Company and its Restricted Subsidiaries taken as a whole;
(u)    other Dispositions so long as no Event of Default then exists or would arise as a result of such transaction; provided that (i) such Disposition (other than any Disposition of assets with fair market value of less than $10,000,000 as reasonably determined by the Company in good faith) shall be for fair market value as reasonably determined by the Company in good faith and (ii) the Company or any of its Restricted Subsidiaries shall receive not less than 75.0% of the consideration therefor in the form of cash or Cash Equivalents (provided that for the purposes of this clause (u)(ii), the following shall be deemed to be cash: (A) the assumption by the transferee of Indebtedness or other liabilities contingent or otherwise of the Company or any of its Restricted Subsidiaries (other than Subordinated Debt) and the valid release of the Company or such Restricted Subsidiary, by all applicable creditors in writing, from all liability on such Indebtedness or other liability in connection with such Disposition, (B) securities, notes or other obligations received by the Company or any of its Restricted Subsidiaries from the transferee that are converted by the Company or any of its Restricted Subsidiaries into cash or Cash Equivalents within 180 days following the closing of such Disposition, (C) Indebtedness of any Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Disposition, to the extent that the Company and each other Restricted Subsidiary are released from any guarantee of payment of such Indebtedness in connection with such Disposition and (D) aggregate Designated Noncash Consideration received by the Company and any applicable Restricted Subsidiary having an aggregate fair market value (determined as of the closing of the applicable Disposition for which such Designated Noncash Consideration is received) not to exceed $100,000,000); and
(v)    Dispositions of accounts receivable pursuant to limited recourse receivables factoring or financing facilities (including any discount and/or forgiveness thereof) or in connection with the collection or compromise thereof.
“Person” means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.
“Platform” has the meaning set forth in Section 9.02(g)(i).
“Potential Event of Default” means a condition or event which, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.
“Prepayment Event” means:
(a)    any disposition (including pursuant to a Sale-Leaseback Transaction or by way of merger or consolidation) of any asset of the Company or any Restricted

Subsidiary, including any sale or issuance to a Person other than the Company or any Restricted Subsidiary of Equity Interests in any Subsidiary, other than (i) dispositions described in clauses (a)-(t) and (v) of the definition of “Permitted Disposition” and (ii) other dispositions resulting in aggregate Net Cash Proceeds not exceeding $50,000,000 for any individual transactions or series of related transactions;
(b)    any Casualty Event with respect to any asset of the Company or any Restricted Subsidiary resulting in aggregate Net Cash Proceeds of $25,000,000 or more; or
(c)    the incurrence by the Company or any Restricted Subsidiary of any Indebtedness, other than any Indebtedness permitted to be incurred by Section 5.02(b) other than Replacement Advances.
“Pro Rata Facilities” means the Revolving Facility and the Term Loan A Facilities.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Public Lender” means any Lender that does not wish to receive Non-Public Information with respect to the Company or its Subsidiaries or their respective securities.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“QFC Credit Support” has the meaning set forth in Section 9.23.
“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Qualifying Lender” has the meaning set forth in Section 2.06(c)(iii)(D)(3).
“Ratable Share” of any amount means, with respect to any Lender under any Facility at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s Commitment under such Facility at such time (or, if such Commitments shall have been terminated pursuant to Section 2.05 or 6.01, such Lender’s applicable Commitment as in effect immediately prior to such termination) and the denominator of which is the aggregate amount of all Commitments under such Facility at such time (or, if such Commitments shall have been terminated pursuant to Section 2.05 or 6.01, the aggregate amount of all such Commitments as in effect immediately prior to such termination).

“Rating” means as of any date, the corporate credit rating or corporate family rating that has been most recently announced by S&P, Fitch and/or Moody’s ~~and/or, solely for purposes of determining whether a Lien Release Event or Ratings Trigger Event has occurred, Fitch~~, as the case may be, with respect to the Company.
“Ratings Trigger Event” means the first date following a Lien Release Event on which the Ratings with respect to the Company are BB+/Ba1 (or the equivalent) with a stable outlook or lower (or not rated) from two or more of S&P, Moody’s and Fitch.
“RCRA” has the meaning set forth in Section 4.01(m).
“Recipient” means (a) any Agent, (b) any Lender and (c) any SPC, as applicable.
“Refinancing” means the refinancing by the Company of substantially all of the indebtedness for borrowed money of the Acquired Business and its subsidiaries, including, without limitation, the Existing Vector Credit Agreements and the Existing Kodiak Credit Agreement (other than the Remaining Acquired Business Debt).
“Refinancing Debt” means, in respect of any Indebtedness (the “Original Debt”), any Indebtedness that extends, renews, replaces or refinances such Original Debt (or any Refinancing Debt in respect thereof); provided that (a) the principal amount of such Refinancing Debt shall not exceed the principal amount of such Original Debt plus any interest, fees or premiums associated therewith, and costs and expenses related to the incurrence of such Refinancing Debt; (b) the stated final maturity of such Refinancing Debt shall not be earlier than, and the Weighted Average Life to Maturity of such Refinancing Debt shall not be less than, that of such Original Debt; (c) such Refinancing Debt shall not constitute an obligation (including pursuant to a guarantee) of any Subsidiary that shall not have been (or, in the case of after-acquired Subsidiaries, shall not have been required to become pursuant to the terms of the Original Debt) an obligor in respect of such Original Debt; (d) if such Original Debt is unsecured, such Refinancing Debt shall be unsecured; (e) if such Original Debt is secured, such Refinancing Debt shall not be secured by any Lien on any asset other than the assets that secured such Original Debt (or would have been required to secure such Original Debt pursuant to the terms thereof); (f) if such Original Debt is subordinated in right of payment to the Secured Obligations, such Refinancing Debt is subordinated in right of payment to the Secured Obligations on terms, taken as a whole, at least as favorable (as determined in good faith by the Company) to the Lenders as those contained in the documentation governing such Original Debt; (g) if such Original Debt is subject to an intercreditor agreement, a representative validly acting on behalf of the holders of such Refinancing Debt shall become a party to an intercreditor agreement no less favorable to the Secured Parties and (h) the primary obligors and guarantors in respect of such Original Debt remain the same (or constitute a subset thereof).
“Register” has the meaning set forth in Section 9.07(c).
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.
“Remaining Acquired Business Debt” means the indebtedness for borrowed money of the Acquired Business and its subsidiaries listed on Schedule 1.01(b) hereto.
“Removal Effective Date” has the meaning set forth in Section 8.06(b).
“Replaced Advances” has the meaning set forth in Section 9.01.
“Replaced Commitments” has the meaning set forth in Section 9.01.
“Replacement Advances” has the meaning set forth in Section 9.01.
“Replacement Amendment” has the meaning set forth in Section 9.01.
“Replacement Commitments” has the meaning set forth in Section 9.01.
“Replacement Facility” has the meaning set forth in Section 9.01.
“Repricing Event” means each of (a) the prepayment, repayment, refinancing, substitution or replacement of all or a portion of the Term Loan B Advances with the Net Cash Proceeds of issuances, offerings or placements of Indebtedness having an Effective Yield that is less than the Effective Yield applicable to the Term Loan B Advances so prepaid, repaid, refinanced, substituted or replaced and (b) any amendment, waiver or other modification to this Agreement that would have the effect of reducing the Effective Yield applicable to the Term Loan B Advances; provided that the primary purpose of such prepayment, repayment, refinancing, substitution, replacement, amendment, waiver or other modification was to reduce the Effective Yield applicable to the Term Loan B Advances; provided, further, that in no event shall any such prepayment, repayment, refinancing, substitution, replacement amendment, waiver or other modification in connection with a Change of Control, Investments and other transformation transactions not permitted under this Agreement constitute a Repricing Event. Any determination by the Term Loan B Administrative Agent of the Effective Yield for purposes of this definition shall be conclusive and binding on all Term Loan B Lenders, and the Term Loan B Administrative Agent shall have no liability to any Person with respect to such determination absent gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.
“Resignation Effective Date” has the meaning set forth in Section 8.06(a).
“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to any Person’s stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment.
“Restricted Subsidiary” means any Subsidiary of the Company other than an Unrestricted Subsidiary.
“Revolving Commitment” means as to any Revolving Lender (a) the U.S. Dollar amount set forth opposite such Lender’s name on Schedule 1 hereto as such Lender’s “Revolving Commitment”, (b) if such Lender has become a Lender hereunder pursuant to an Incremental Assumption Agreement, the U.S. Dollar amount set forth in such Incremental Assumption Agreement or (c) if such Lender has entered into an Assignment and Assumption, the U.S. Dollar amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(c), as such amount may be reduced pursuant to Section 2.05(a) or increased pursuant to Section 2.20. The aggregate amount of Revolving Commitments outstanding on the Second Amendment Effective Date is $750,000,000.
“Revolving Commitment Termination Date” means, with respect to any Revolving Lender or Swing Line Bank, the earlier of (i) ~~May~~August 31, ~~2023~~2024 or such later date to which such date may be extended from time to time pursuant to Section 2.16(a) with the consent of such Revolving Lender or Swing Line Bank (as applicable) and (ii) the date of termination in whole of the Commitments of all Lenders pursuant to Section 2.05(a) or 6.01.
“Revolving Facility” means, at any time, the aggregate amount of the Revolving Lenders’ Revolving Commitments at such time; provided that if the Revolving Commitment Termination Date of some but less than all of the Revolving Commitments or Revolving Loan Advances shall be extended pursuant to Section 2.16, thereafter the Revolving Commitments and/or Revolving Loan Advances in respect of which such Revolving Commitment Termination Date was extended shall constitute a separate Revolving Facility from the Revolving Commitments and/or Revolving Loan Advances in respect of which no such extension was effected.
“Revolving Lenders” means the Lenders listed on Schedule 1 as having a Revolving Commitment and any other Person that shall have become party hereto with a Revolving Commitment pursuant to an Incremental Assumption Agreement or an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.
“Revolving Loan Advance” means an advance by a Revolving Lender to the Company as part of a Borrowing under the Revolving Facility and refers to a Base Rate Advance or a Eurocurrency Rate Advance (each of which shall be a “Type” of Revolving Loan Advance).
“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc. and any successor thereto.

“Sale-Leaseback Transaction” means an arrangement relating to property owned by the Company or any Restricted Subsidiary whereby the Company or such Restricted Subsidiary sells or transfers such property to any Person and the Company or any Restricted Subsidiary leases such property, or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, from such Person or its Affiliates.
“Sanctioned Country” means, at any time, a country, region or territory which is the subject or target of any comprehensive territorial Sanctions.
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council ~~or~~, the European Union or the Government of Canada, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union ~~or~~, Her Majesty’s Treasury of the United Kingdom or the Government of Canada.
“SEC” means the Securities and Exchange Commission and any successor agency.
“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of August 13, 2019, by and among the Company, the Guarantors party thereto, the Incremental Revolving Lenders (as defined therein) party thereto, the Incremental Tranche A2 Lenders (as defined therein) party thereto, the other Lenders party thereto and the Administrative Agent.
“Second Amendment Effective Date” means the date on which the conditions set forth in Section 7 of the Second Amendment have been satisfied, which date is August 13, 2019.
“Secured Cash Management Bank” is defined in the Collateral Agreement
“Secured Cash Management Obligations” is defined in the Collateral Agreement.
“Secured Debt” means, as of any date, Funded Debt of the Company and the Restricted Subsidiaries outstanding as of such date that is secured by any Lien on any asset of the Company or any Restricted Subsidiary.
“Secured Hedge Agreements” is defined in the Collateral Agreement.
“Secured Hedge Bank” is defined in the Collateral Agreement.
“Secured Letter of Credit” is defined in the Collateral Agreement.

“Secured Letter of Credit Bank” is defined in the Collateral Agreement.
“Secured Obligations” is defined in the Collateral Agreement and if a Lien Release Event has occurred and the Obligations remain unsecured, any reference to Secured Obligations hereunder or in any other Loan Document will refer to the Obligations.
“Secured Party” means the Administrative Agent, the Collateral Agent, the Swing Line Bank, any Lender, any Secured Hedge Bank, any Secured Cash Management Bank or any Secured Letter of Credit Bank.
“Seller” means, collectively, The SI Organization Holdings LLC and KGS Holding LLC.
“Separation Agreement” has the meaning set forth in the definition of “Spin Transaction”.
“Separation Consideration” means the distribution of up to $984,000,000 to be made by the Company to the Company’s shareholders immediately before the consummation of the Spin Transaction.
“Significant Domestic Subsidiary” means a Significant Subsidiary that is a Domestic Subsidiary and is not an Excluded Subsidiary.
“Significant Subsidiary” means, at any time, any Subsidiary of the Company which accounts for more than 10% of consolidated revenue of the Company determined in accordance with GAAP; provided that the aggregate revenues of all Restricted Subsidiaries that are not Significant Subsidiaries (other than Excluded Subsidiaries) may not exceed 20% of consolidated revenue of the Company, collectively, at any time, determined in accordance with GAAP.
“Single Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, which (a) is maintained for employees of the Company or any ERISA Affiliate and no Person other than the Company and its ERISA Affiliates or (b) was so maintained and in respect of which the Company or an ERISA Affiliate could have liability under Section 4062 or 4069 of ERISA in the event such plan has been or were to be terminated.
“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.
“Solicited Discount Proration” has the meaning set forth in Section 2.06(c)(iii)(D)(3).
“Solicited Discounted Prepayment Amount” has the meaning set forth in Section 2.06(c)(iii)(D)(1).

“Solicited Discounted Prepayment Notice” means a written notice of the Company of Solicited Discounted Prepayment Offers made pursuant to Section 2.06(c)(iii)(D) substantially in the form of Exhibit I-4.
“Solicited Discounted Prepayment Offer” means the irrevocable written offer by each Lender, substantially in the form of Exhibit I-5, submitted following the Administrative Agent’s receipt of a Solicited Discounted Prepayment Notice.
“Solicited Discounted Prepayment Response Date” has the meaning set forth in Section 2.06(c)(iii)(D)(1).
“Solvent” means, with respect to any Person, as of any date of determination, (i) the sum of the debt (including contingent liabilities) of such Person and its Subsidiaries, taken as a whole, does not exceed the fair value of the assets (on a going concern basis) of such Person and its Subsidiaries, taken as a whole, (ii) the present fair saleable value of the assets (on a going concern basis) of such Person and its Subsidiaries, taken as a whole, is not less than the amount that will be required to pay the probable liabilities of such Person and its Subsidiaries, taken as a whole, on their debts as they become absolute and matured in the ordinary course of business; (iii) the capital of such Person and its Subsidiaries, taken as a whole, is not unreasonably small in relation to the business of such Person or its Subsidiaries, taken as a whole, contemplated as of such date; and (iv) such Person and its Subsidiaries, taken as a whole, do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debts as they mature in the ordinary course of business; provided that the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“SPC” has the meaning set forth in Section 2.19.
“Specified Discount” has the meaning set forth in Section 2.06(c)(iii)(B)(III).
“Specified Discount Prepayment Amount” has the meaning set forth in Section 2.06(c)(iii)(B)(III).
“Specified Discount Prepayment Notice” means a written notice of the Company Offer of Specified Discount Prepayment made pursuant to Section 2.06(c)(iii)(B) substantially in the form of Exhibit I-6.
“Specified Discount Prepayment Response” means the irrevocable written response by each Lender, substantially in the form of Exhibit I-7, to a Specified Discount Prepayment Notice.
“Specified Discount Prepayment Response Date” has the meaning set forth in Section 2.06(c)(iii)(B).
“Specified Discount Proration” has the meaning set forth in Section 2.06(c)(iii)(B)(2).

“Specified Loan Party” means any Guarantor that is not a Qualified ECP Guarantor.
“Specified Representations” means those representations made in Sections 4.01(a)(i), 4.01(a)(ii), 4.01(a)(iii), 4.01(b), 4.01(d), 4.01(g), 4.01(i), 4.01(p) and 4.01(q) (with respect to Sections 2.15(b) and (c) only).
“Spin Transaction” means the pro rata distribution by DXC to its shareholders of the common stock of the Company as described in the Form 10 and in accordance with the separation and distribution agreement described therein (the “Separation Agreement”) and in other filings made by DXC with the SEC prior to the Closing Date, with any changes thereto that are not materially adverse to the Lenders (or that are consented to by the Administrative Agent).
“Spin Transaction Term Loans” has the meaning set forth in Section 2.01(c)(i).
“SPV” means any special purpose entity established for the purpose of purchasing receivables in connection with a receivables securitization transaction permitted under the terms of this Agreement.
“Submitted Amount” has the meaning set forth in Section 2.06(c)(iii)(C)(1).
“Submitted Discount” has the meaning set forth in Section 2.06(c)(iii)(C)(1).
“Subordinated Debt” means any Debt that has been subordinated in right of payment to the prior payment in full of all of the Obligations pursuant to a written agreement.
“Subsidiary” of any Person means any corporation, association, partnership or other business entity of which at least 50% of the total voting power of shares of stock or other securities entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company.
“Successor Company” has the meaning set forth in Section 5.02(h).
“Supported QFC” has the meaning set forth in Section 9.23.
“Swap Obligation” has the meaning set forth in the definition of “Excluded Swap Obligation.”
“Swing Line Advance” means an advance under the Swing Line Sub-Facility made in U.S. Dollars as a Base Rate Advance pursuant to Section 2.01(b).
“Swing Line Bank” means any Lender or its Affiliate that agrees to serve as a Swing Line Bank and has provided the Company and the Administrative Agent evidence of its Swing Line Commitment, or any successor swing line lender hereunder.

“Swing Line Commitment” means, for each Swing Line Bank, such amount as shall be notified to the Administrative Agent and the Company.
“Swing Line Sub-Facility” means an amount equal to the lesser of (a) $100,000,000 and (b) the aggregate amount of the Commitments under the Revolving Facility. The Swing Line Sub-Facility is part of, and not in addition to, the Revolving Facility.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments or other like charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term Advance” means a Tranche A1 Advance, a Tranche A2 Advance, a Term Loan B Advance, an Incremental Term Loan A Advance, an Incremental Term Loan B Advance or a Replacement Advance in respect of any of the foregoing.
“Term Facility” means a Term Loan A Facility, the Term Loan B Facility, an Incremental Term Loan A Facility or Incremental Term Loan B Facility.
“Term Lender” means a Tranche A1 Lender, a Tranche A2 Lender, an Incremental Term Loan A Lender, a Term Loan B Lender, an Incremental Term Loan B Lender or a lender in respect of Replacement Advances that are Term Advances.
“Term Loan A Advance” means a Tranche A1 Advance, a Tranche A2 Advance or an Incremental Term Loan A Advance.
“Term Loan A Facilities” means the Tranche A1 Facility and the Tranche A2 Facility.
“Term Loan B Advance” means an advance made on pursuant to Section 2.01(d).
“Term Loan B Commitment” means, with respect to each Term Loan B Lender, the commitment, if any, of such Term Loan B Lender to make a Term Loan B Advance hereunder on the Closing Date or, if the Company so elects, the Merger Date. The initial aggregate amount of the Term Loan B Lenders’ Commitments on the Closing Date was $500,000,000.
“Term Loan B Facility” means the Term Loan B Facility provided hereunder.
“Term Loan B Lender” means a lender with a Term Loan B Commitment or Term Loan B Advance.
“Term Loan B Maturity Date” means May 31, 2025 or, if such date is not a Business Day, the first Business Day thereafter (unless such next Business Day is not in the same calendar month, in which case the next preceding Business Day).
“Term Loan B Repayment Date” means the last Business Day of each March, June, September and December, commencing with the last Business Day of the first full fiscal quarter ending after the Closing Date.

“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
“Trade Date” has the meaning set forth in Section 9.07(b)(i)(B).
“Tranche A1 Advance” means an advance made pursuant to Section 2.01(c)(i). The aggregate amount of the Tranche A1 Advances outstanding on the First Amendment Effective Date was $322,000,000. The aggregate amount of Tranche A1 Advances outstanding on the Second Amendment Effective Date (after giving effect to the repayment of Tranche A1 Advances in connection with the funding of the Incremental Tranche A2 Advances pursuant to the Second Amendment, in each case to be made on such date) will be $200,000,000.
“Tranche A1 Commitment” means, with respect to each Tranche A1 Lender, the commitment, if any, of such Tranche A1 Lender to make Tranche A1 Advances hereunder on the Closing Date and, if the Company so elects, the Merger Date. The initial aggregate amount of the Tranche A1 Lenders’ Commitments on the Closing Date was $350,000,000. ~~The aggregate amount of the Tranche A1 Lenders’ Commitments on the First Amendment Effective Date was $322,000,000.~~
“Tranche A1 Facility” means the Tranche A1 Facility provided hereunder.
“Tranche A1 Lender” means a lender with a Tranche A1 Commitment or Tranche A1 Advance.
“Tranche A1 Maturity Date” means ~~May~~August 31, ~~2021~~2022 or, if such date is not a Business Day, the first Business Day thereafter (unless such next Business Day is not in the same calendar month, in which case the next preceding Business Day).
“Tranche A2 Advance” means an advance made, converted or continued pursuant to Section 2.01(c)(ii). The aggregate amount of the Tranche A2 Advances outstanding on the First Amendment Effective Date was $1,608,375,000. The aggregate amount of Tranche A2 Advances outstanding on the Second Amendment Effective Date (after giving effect to the funding of the Incremental Tranche A2 Advances pursuant to the Second Amendment to be made on such date) will be $1,613,500,000.
“Tranche A2 Commitment” means, with respect to each Tranche A2 Lender, the commitment, if any, of such Tranche A2 Lender to make a Tranche A2 Advance hereunder on the Closing Date and, if the Company so elects, the Merger Date. The initial aggregate amount of the Tranche A2 Lenders’ Commitments on the Closing Date was $1,650,000,000. ~~The aggregate amount of the Tranche A2 Lenders’ Commitments on the First Amendment Effective Date was $1,608,375,000.~~
“Tranche A2 Facility” means the Tranche A2 Facility provided hereunder.
“Tranche A2 Lender” means a lender with a Tranche A2 Commitment or Tranche A2 Advance.

“Tranche A2 Maturity Date” means ~~May~~August 31, ~~2023~~2024 or, if such date is not a Business Day, the first Business Day thereafter (unless such next Business Day is not in the same calendar month, in which case the next preceding Business Day).
“Tranche A2 Repayment Date” means the last Business Day of each March, June, September and December, commencing with the last Business Day of the first full fiscal quarter ending after the Closing Date.
“Transaction Costs” means the fees, premiums and expenses incurred in connection with the Transactions.
“Transactions” means, (a) the Spin Transaction, (b) the Separation Consideration, (c) the Acquisition, (d) the Refinancing, (e) the Company’s obtaining of the Revolving Facility and borrowing all or a portion of the Advances available under the Term Loan A Facilities and the Term Loan B Facility on the Closing Date and (f) the Company’s borrowing any Advances available under the Term Loan A Facilities and Term Loan B Facility but not borrowed on the Closing Date, on the Merger Date.
“Type”, when used in reference to any Advance or Borrowing, refers to whether the rate of interest on such Advance, or on the Advances comprising such Borrowing, is determined by reference to the Base Rate or the Eurocurrency Rate.
“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the perfection of security interests created by the Collateral Documents.
“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.
“Unrestricted Subsidiary” means any Subsidiary of the Company then designated by the Company as an Unrestricted Subsidiary pursuant to Section 5.01(m) subsequent to the Closing Date.
“Unused Revolving Commitment” means, with respect to each Revolving Lender on any date, (a) such Revolving Lender’s Revolving Commitment, at such time minus (b) the sum of (i) the aggregate principal amount of all Revolving Loan Advances made by such Revolving Lender (in its capacity as a Revolving Lender) and outstanding at such time, plus (ii) such Revolving Lender’s Ratable Share of the aggregate principal amount of all Swing Line Advances then outstanding.
“U.S. Dollars” and “$” each means the lawful currency of the United States of America.
“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.
“U.S. Special Resolution Regimes” has the meaning set forth in Section 9.23.

“U.S. Tax Compliance Certificate” has the meaning ~~assigned to such term~~set forth in Section 2.12(f)(ii)(B)(3).
“Vector” means Vencore Holding Corp., a Delaware corporation.
“Vector Entities” means Vector and each of its Subsidiaries.
“Vector/Kodiak Material Adverse Effect” shall mean any effect, change or circumstance, individually or in the aggregate, that is, or would reasonably be expected to be, materially adverse to (a) Vector, Kodiak, their respective Subsidiaries, or the business, operations, assets, prospects, financial condition or results of operations of the Vector Entities and the Kodiak Entities, taken as a whole, assuming the Vector Entities and the Kodiak Entities are a consolidated group of entities; or (b) the ability of Vector and Kodiak to consummate the Transactions (as defined in the Acquisition Agreement) and to perform their respective obligations under the Acquisition Agreement and the Transaction Agreements (as defined in the Acquisition Agreement); provided, however, that none of the following shall be deemed to constitute, and none of the following shall be taken into account in determining whether, a Vector/Kodiak Material Adverse Effect has occurred: any adverse effect, change or circumstance, individually or in the aggregate, arising from or relating to: (i) general business or economic conditions in the United States; (ii) generally affecting the industry or industries in which any Vector Entity or Kodiak Entity operate; (iii) national or international political or social conditions, including the engagement by the U.S. in hostilities (or the escalation thereof), whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the U.S., or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment or personnel of the U.S.; (iv) natural or man-made disasters or acts of God; (v) financial, banking or securities markets; (vi) changes or proposed changes in applicable Law or in GAAP; (vii) the failure of any Government Bid (as defined in the Acquisition Agreement) to result in a Government Contract (as defined in the Acquisition Agreement), the existence of any protest initiated by any third party with respect to any Government Bid or Government Contract of the Vector Entities or the Kodiak Entities (but not underlying reasons why any such protest may be successful), or the failure of any protest relating to a Government Bid or Government Contract initiated by the Vector Entities or the Kodiak Entities; (viii) any actions that are required to be taken by, or in compliance with, any Transaction Document, including Section 8.9 of the Acquisition Agreement, or the pendency or announcement of the Transactions (as defined in the Acquisition Agreement), including the identity of any of the Parties under the Acquisition Agreement; and (ix) the credit ratings of the Vector Entities or the Kodiak Entities or the failure of the Vector Entities or the Kodiak Entities to meet published or internal projections or forecast (provided that, in the case of this clause (ix), the underlying changes or failures that do not otherwise fall within any of the exceptions describe in clauses (i) through (vii) of this sentence may nonetheless be taken into account in determining whether a Vector/Kodiak Material Adverse Effect exists or would reasonably be expected to exist); provided that, in the case of clauses (i) through (vi) of this sentence, such effects, changes or circumstances shall be taken into account in determining whether a Vector/Kodiak Material Adverse Effect exists or would reasonably be expected to exist, but only if and to the extent the Vector Entities and Kodiak Entities, taken as a whole, are disproportionately affected thereby compared to other providers of information technology services to the United States Federal Government.
“Voidable Transfer” has the meaning ~~assigned to such term~~set forth in Section 7.09.
“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining instalment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (ii) the then outstanding principal amount of such Indebtedness.
“Withdrawal Liability” has the meaning given such term under Part I of Subtitle E of Title IV of ERISA.
“Withholding Agent” means the Company, the Guarantors, the Administrative Agent and the Collateral Agent.
“Working Capital” means, at any time, Current Assets at such time minus Current Liabilities at such time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
“Yield Differential” has the meaning set forth in Section 2.20(c)(iii).
Section 1.02    [Reserved]

Section 1.03    Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:
(a)    ~~(a)~~    The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.
(b)    ~~(b)~~    The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.
(c)    ~~(c)~~    Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.
(d)    ~~(d)~~    The term “including” is by way of example and not limitation.
(e)    ~~(e)~~    The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(f)    ~~(f)~~    In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.”
(g)    ~~(g)~~    Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.
(h)    ~~(h)~~    In connection with any action being taken solely in connection with a Limited Condition Acquisition, for purposes of:

(i)     ~~(i)~~    determining compliance with any provision of this Agreement which requires the calculation of the Consolidated Total Net Leverage Ratio or the Consolidated Secured Net Leverage Ratio; or
(ii)    ~~(ii)~~    testing availability under baskets set forth in this Agreement (including baskets measured as a percentage of consolidated total assets, if any);
in each case, at the option of the Company (the Company’s election to exercise such option in connection with any Limited Condition Acquisition, an “LCA Election”), the date of determination of whether any such action is permitted hereunder may be deemed to be the date the definitive agreements for such Limited Condition Acquisition are entered into (the “LCA Test Date”), and if, after giving pro forma effect to the Limited Condition Acquisition and the other transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) as if they had occurred at the beginning of the most recent four consecutive fiscal quarters ending prior to the LCA Test Date for which consolidated financial statements of the Company are available, the Company could have taken such action on the relevant LCA Test Date in compliance with such ratio or basket, such ratio or basket shall be deemed to have been complied with. For the avoidance of doubt, if the Company has made an LCA Election and any of the ratios or baskets for which compliance was determined or tested as of the LCA Test Date are exceeded as a result of fluctuations in any such ratio or basket, including due to fluctuations in consolidated total assets of the Company or the Person subject to such Limited Condition Acquisition, at or prior to the consummation of the relevant transaction or action, such baskets or ratios will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether the relevant transaction or action is permitted to be consummated or taken. If the Company has made an LCA Election for any Limited Condition Acquisition, then in connection with any subsequent calculation of any ratio or basket availability with respect to the incurrence of Indebtedness or Liens, or the making of Restricted Payments, mergers, the conveyance, lease or other transfer of all or substantially all of the assets of the Company, the prepayment, redemption, purchase, defeasance or other satisfaction of Indebtedness, or the designation of an Unrestricted Subsidiary on or following the relevant LCA Test Date and prior to the earlier of the date on which such Limited Condition Acquisition is consummated or the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, any such ratio or basket shall be tested by calculating the availability under such ratio or basket on a pro forma basis (i) assuming such Limited Condition Acquisition and other transactions in connection therewith have been consummated and (ii) assuming such Limited Condition Acquisition and other transactions in connection therewith have not been consummated.

In connection with any action being taken primarily in connection with a Limited Condition Acquisition, for purposes of determining compliance with any provision of this Agreement which requires that no Potential Event of Default or Event of Default, as applicable, has occurred, is continuing or would result from any such action, as applicable, such condition may, at the option of the Company, be deemed satisfied, so long as no Potential Event of Default or Event of Default, as applicable, exists on the date the definitive agreements for such Limited Condition Acquisition are entered into. For the avoidance of doubt, if the Company has exercised its option under this clause (h), and any Potential Event of Default or Event of Default occurs following the date the definitive agreements for the applicable Limited Condition Acquisition were entered into and prior to the consummation of such Limited Condition Acquisition, any such Potential Event of Default or Event of Default shall be deemed to not have occurred or be continuing for purposes of determining whether any action being taken in connection with such Limited Condition Acquisition is permitted hereunder.
In connection with any action being taken in connection with a Limited Condition Acquisition, for purposes of determining compliance with any provision of this Agreement which requires compliance with any representations and warranties set forth herein, such condition may, at the option of the Company, be deemed satisfied, so long as the Company is in compliance with such representations and warranties on the date the definitive agreements for such Limited Condition Acquisition are entered into. For the avoidance of doubt, if the Company has exercised its option under this clause (h), and any breach of a representation or warranty occurs following the date the definitive agreements for the applicable Limited Condition Acquisition were entered into and prior to the consummation of such Limited Condition Acquisition, any such breach shall be deemed to not have occurred for purposes of determining whether any action being taken in connection with such Limited Condition Acquisition is permitted hereunder.
Section 1.04    Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 4.01(e). All computations determining compliance with financial covenants or terms, including definitions used therein, shall be prepared in accordance with generally accepted accounting principles in effect at the time of the preparation of, and in conformity with those used to prepare, the historical financial statements delivered to the Lenders pursuant to Section 4.01(e). If at any time the computations for determining compliance with financial covenants or provisions relating thereto utilize generally accepted accounting principles different than those then being utilized in the financial statements being delivered to the Lenders, such financial statements shall be accompanied by a reconciliation statement. If at any time any change in GAAP or the required adoption by the Company of international financial reporting standards would affect the computation of any financial ratio or requirement set forth in this Agreement, and either the Company or the Majority Lenders shall so request, the Administrative Agent, the Lenders and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP or the adoption of such international financial reporting standards (subject to the approval of the Majority Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP in effect at the time of the preparation of, and in conformity with those used to prepare, the historical financial statements delivered to the Lenders pursuant to Section 4.01(e) and (ii) the Company shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP or the adoption of such international financial reporting standards. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, (a) whether a lease constitutes a capital lease or an operating lease shall be determined based on GAAP as in effect on the Closing Date, notwithstanding any modification or interpretative change thereto after the Closing Date; provided that supplier and sub-contractor arrangements and joint venture arrangements that are accounted as capitalized leases pursuant to GAAP but where the supplier or partner, as applicable, acts as a sub-contractor to the Company or its Affiliates, and where the Company’s financial obligation under such sub-contracting arrangements terminate in the event of a termination of the underlying customer contract where the Company or its Affiliates act as the prime contractor shall not constitute capital leases, and payments thereunder shall not constitute interest expense, for any purpose under this Agreement, (b) the calculation of Capital Lease Obligations shall (x) exclude any impact to the book basis resulting from the application of “fair value” purchase accounting adjustments, (y) include the value of lease cash flow stream obligations only to the extent subject to contractual obligations and (z) exclude any impact from assumptions pertaining to potential term extensions or end-of-term equipment buyouts, (c) the calculation of net income of the Company and its Restricted Subsidiaries shall disregard the portion of Corporate Expenses relating to global support functions prior to the Spin Transaction that are reflected in the financial statements of the United States Public Sector business and referred to in the Form 10 as expected to be eliminated following consummation of the Spin Transaction and (d) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Company or any Restricted Subsidiary thereof at “fair value”, as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.
Section 1.05    Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.
ARTICLE II
AMOUNTS AND TERMS OF THE ADVANCES

Section 2.01    The Advances.
(a)    ~~(a)~~    Revolving Facility. Each Revolving Lender of any Class severally agrees, on the terms and conditions hereinafter set forth, to make Revolving Loan Advances of such Class denominated in U.S. Dollars to the Company from time to time on any Business Day during the period from the Closing Date until the Revolving Commitment Termination Date of such Lender in respect of such Class in an amount not to exceed such Revolving Lender’s Unused Revolving Commitment; provided that the aggregate principal amount of all Revolving Loan Advances to be made on the Closing Date and the Merger Date shall not exceed $100,000,000. Each Borrowing under the Revolving Facility shall be in an amount not less than the Borrowing Minimum or a Borrowing Multiple in excess thereof and shall consist of Revolving Loan Advances of the same Type and in the same currency made on the same day by the Revolving Lenders ratably according to their respective Revolving Commitments. Within the limits of each Revolving Lender’s Revolving Commitment of such Class, the Company may borrow under this Section 2.01(a), prepay pursuant to Section 2.06 and reborrow under this Section 2.01(a).
(b)    ~~(a)~~ Swing Line Advances. Each Swing Line Bank agrees, on the terms and conditions hereinafter set forth, to make Swing Line Advances denominated in U.S. Dollars to the Company from time to time on any Business Day during the period from the Closing Date until the Revolving Commitment Termination Date applicable to such Swing Line Bank (i) in an aggregate amount for each Swing Line Bank not to exceed at any time outstanding such Swing Line Bank’s Swing Line Commitment, (ii) in an aggregate amount for all Swing Line Banks not to exceed at any time outstanding the Swing Line Sub-Facility and (iii) in an amount for each Borrowing of Swing Line Advances not to exceed the Unused Revolving Commitments of the Revolving Lenders on such Business Day. No Swing Line Advance shall be used for the purpose of funding the payment of principal of any other Swing Line Advance. Each Borrowing under the Swing Line Sub-Facility shall be in an amount not less than the Borrowing Minimum or a Borrowing Multiple in excess thereof and shall consist of Swing Line Advances of the same Type and on the same day by the Swing Line Banks ratably according to their respective Swing Line Commitments. Within the limits of the Swing Line Sub-Facility and within the limits referred to in this Section 2.01(b), the Company may borrow under this Section 2.01(b), prepay pursuant to Section 2.06(d) and reborrow under this Section 2.01(b) provided, that after giving effect to the making of any Swing Line Loan, in no event shall the total utilization of Revolving Commitments of any Swing Line Lender exceed the Revolving Commitment of such Swing Line Lender then in effect.
(c)    ~~(b)~~ Tranche A1 Advances and Tranche A2 Advances.
(i)    ~~(i)~~    Each Tranche A1 Lender severally agrees, on the terms and conditions hereinafter set forth, to make a Tranche A1 Advance denominated in U.S. Dollars to the Company on the Closing Date and, if the Company so elects, the Merger Date in an aggregate principal amount not to exceed its Tranche A1 Commitment. The Company may, at its option, (x) (1) make one borrowing of Tranche A1 Advances on the Closing Date in an aggregate amount, together with the Tranche A2 Advances made on the Closing Date, in each case the proceeds of which are to be used (A) to pay a portion of the Separation Consideration, (B) to pay a portion of the Transaction Costs in connection with the Separation Consideration and the Spin Transaction and (C) for general corporate purposes (such

Tranche A1 Advances and Tranche A2 Advances borrowed for the purposes described in this clause (x)(1), the “Spin Transaction Term Loans”), and any Revolving Loan Advances made on the Closing Date, not to exceed $1,150,000,000 and (2) make a separate borrowing of Tranche A1 Advances on the Merger Date the proceeds of which are to be used (A) to pay a portion of the funding of the Acquisition, (B) to pay a portion of the funding of the Refinancing, (C) to pay a portion of the Transaction Costs in connection with the Acquisition and the Refinancing and (D) for general corporate purposes (such Tranche A1 Advances, together with any Tranche A2 Advances and Term Loan B Advances borrowed for the purposes described in this clause (x)(2), the “Acquisition Term Loans”) or (y) make a single borrowing of the full amount of the Tranche A1 Advances on the Closing Date; provided that, to the extent the Company elects to make a single borrowing of the full amount of the Tranche A1 Advances on the Closing Date, the portion of such borrowing consisting of Acquisition Term Loans shall be funded into escrow on terms satisfactory to the Administrative Agent in its sole discretion and released to the Company on the Merger Date upon satisfaction of the conditions set forth in Section 3.02, which Advances shall, for the avoidance of doubt, bear interest from the date of such funding into escrow. The Tranche A1 Advances may from time to time consist of Eurocurrency Rate Advances or Base Rate Advances, as determined by the Company and notified to the Administrative Agent in accordance with Section 2.02.
(ii)    ~~(ii)~~    Each Tranche A2 Lender severally agrees, on the terms and conditions hereinafter set forth, to make a Tranche A2 Advance denominated in U.S. Dollars to the Company on the Closing Date and, if the Company so elects, the Merger Date in an aggregate principal amount not to exceed its Tranche A2 Commitment. The Company may, at its option, (x) (1) make one borrowing of Tranche A2 Advances on the Closing Date consisting of Spin Transaction Term Loans in an aggregate amount, together with the Tranche A1 Advances made on the Closing Date constituting Spin Transaction Term Loans and any Revolving Loan Advances made on the Closing Date, not to exceed $1,150,000,000 and (2) make a separate borrowing of Tranche A2 Advances on the Merger Date consisting of Acquisition Term Loans or (y) make a single borrowing of the full amount of the Tranche A2 Advances on the Closing Date; provided that, to the extent the Company elects to make a single borrowing of the full amount of the Tranche A2 Advances on the Closing Date, the portion of such borrowing consisting of Acquisition Term Loans shall be funded into escrow on terms satisfactory to the Administrative Agent in its sole discretion and released to the Company on the Merger Date upon satisfaction of the conditions set forth in Section 3.02, which Advances shall, for the avoidance of doubt, bear interest from the date of such funding into escrow. The Tranche A2 Advances may from time to time consist of Eurocurrency Rate Advances or Base Rate Advances, as determined by the Company and notified to the Administrative Agent in accordance with Section 2.02.
(iii)    ~~(iii)~~    Any amount borrowed under this Section 2.01(c) and subsequently repaid or prepaid may not be reborrowed. The amount of the Tranche

A1 Commitment of each Tranche A1 Lender equal to its pro rata portion of the amount of Tranche A1 Advances funded on the Closing Date shall terminate immediately without further action on the Closing Date after giving effect to such Lender’s funding of its portion of such Tranche A1 Advances funded on the Closing Date. The remainder of the Tranche A1 Commitment, if any, of each Tranche A1 Lender shall terminate immediately without further action on the Merger Date after giving effect to such Lender’s funding of its portion of the Tranche A1 Advances funded on the Merger Date. An amount of the Tranche A2 Commitment of each Tranche A2 Lender equal to its pro rata portion of the amount of the Tranche A2 Advances funded on the Closing Date shall terminate immediately without further action on the Closing Date after giving effect to such Lender’s funding of its portion of such Tranche A2 Advances funded on the Closing Date. The remainder of the Tranche A2 Commitment, if any, of each Tranche A2 Lender shall terminate immediately without further action on the Merger Date after giving effect to such Lender’s funding of its portion of the Tranche A2 Advances funded on the Merger Date. The unfunded Tranche A1 Commitments and Tranche A2 Commitments shall terminate in any event at 5:00 p.m. on October 1, 2018.
(d)    ~~(c)~~ Term Loan B Advances.
(i)    ~~(i)~~    Each Term Loan B Lender severally agrees, on the terms and conditions hereinafter set forth, to make a Term Loan B Advance denominated in U.S. Dollars to the Company on the Closing Date and, if the Company so elects, the Merger Date in a principal amount not to exceed its Term Loan B Commitment. The Company may, at its option, (x) make a single borrowing of the full amount of the Term Loan B Advances on the Merger Date or (y) make a single borrowing of the full amount of the Term Loan B Advances on the Closing Date; provided that, to the extent the Company elects to make a single borrowing of the full amount of the Term Loan B Advances on the Closing Date, such Term Loan B Advances shall be funded into escrow on terms satisfactory to the Administrative Agent in its sole discretion and released to the Company on the Merger Date upon satisfaction of the conditions set forth in Section 3.02, which Advances shall, for the avoidance of doubt, bear interest from the date of such funding into escrow. The Term Loan B Advances may from time to time consist of Eurocurrency Rate Advances or Base Rate Advances, as determined by the Company and notified to the Administrative Agent in accordance with Section 2.02.
(ii)    ~~(ii)~~    Any amount borrowed under this Section 2.01(d) and subsequently repaid or prepaid may not be reborrowed. To the extent the Company elects to make a single borrowing of the full amount of the Term Loan B Advances on the Closing Date, the Term Loan B Commitments of each Term Loan B Lender shall terminate immediately and without further action on the Closing Date after giving effect to the funding of such Lender’s Term Loan B Commitment on such date. To the extent the Company elects to make a single borrowing of the full amount of the Term Loan B Advances on the Merger Date, the Term Loan B Commitments of each Term Loan B Lender shall terminate immediately and without further action on the Merger Date after giving effect to the funding of such Lender’s Term Loan

B Commitment on such date. The unfunded Term Loan B Commitments shall terminate in any event at 5:00 p.m. on October 1, 2018.

Section 2.02    Making the Advances.
(a)    ~~(i)~~ (i) Except as otherwise provided in Section 2.02(a)(ii), each Borrowing shall be made on notice, given not later than (x) 10:00 a.m. (New York City time) on the date of a proposed Borrowing consisting of Base Rate Advances and (y) 12:00 noon (New York City time) on the third Business Day prior to the date of a proposed Borrowing consisting of Eurocurrency Rate Advances, in each case by the Company to the Administrative Agent, which shall give to each Appropriate Lender prompt notice thereof by telecopier or electronic mail. Each such notice of a Borrowing (a “Notice of Borrowing”) shall be by electronic mail or telephone, confirmed immediately in writing by hand delivery or electronic mail, in each case in substantially the form of Exhibit A hereto, specifying therein the requested (A) date of such Borrowing, (B) Facility of such Borrowing, (C) Type of Advances comprising such Borrowing, (D) aggregate amount of such Borrowing, and (E) in the case of a Borrowing comprised of Eurocurrency Rate Advances, the initial Interest Period for each such Advance. The Company may, subject to the conditions herein provided, borrow more than one Borrowing on any Business Day. Each Appropriate Lender shall, before 1:00 p.m. (New York City time) in the case of a Borrowing consisting of Base Rate Advances or before 11:00 a.m. (New York City time) in the case of a Borrowing consisting of Eurocurrency Rate Advances, in each case on the requested date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at its address referred to in Section 9.02, in same day funds, such Lender’s ratable portion of such Borrowing. Upon fulfillment of the applicable conditions set forth in Section 3.01, 3.02 or 3.03, as applicable, the Administrative Agent will make such funds available to the Company in like funds as received by the Administrative Agent either by (1) crediting the account of the Company on the books of the Administrative Agent with the amount of such funds or (2) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Company; provided, however, that if the Company has an outstanding Swing Line Advance at the time of a requested Borrowing of Revolving Loan Advances, the Administrative Agent shall first make a portion of such funds equal to the aggregate principal amount of any Swing Line Advances made to the Company by the Swing Line Banks or held by any other Lender and outstanding on the date of such Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to the Swing Line Banks and such other Lenders for repayment of such Swing Line Advances.
(ii)    ~~(ii)    (A)~~ (A) Each Swing Line Advance shall be made on notice, given not later than 1:00 P.M. (New York City time) on the date of the proposed Swing Line Advance by the Company to the Administrative Agent (and the Administrative Agent shall give prompt notice thereof to each Swing Line Bank), each of which the Administrative Agent shall give prompt notice to the Revolving Lenders. Each such notice of Swing Line Advances (a “Notice of Swing Line Borrowing”) shall be by telephone, confirmed at once in writing by electronic mail, or electronic mail, specifying therein the requested (1) date of such Advance, (2) amount and currency of such Advance and (3) maturity of such Advance (which maturity shall be no later than the fifth Business Day after the requested date of such Advance). Each Swing Line Advance shall be a Base Rate Advance. Each Swing

Line Bank shall, promptly on the date of such Swing Line Advance, make its pro rata share of such Borrowing available to the Administrative Agent at the Administrative Agent’s Administrative Agent Account, in same day funds. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Company at the Administrative Agent’s address referred to in Section 9.02.
(B)    ~~(B)~~    Upon written demand by any Swing Line Bank, with a copy of such demand to the Administrative Agent, each other Revolving Lender (or, if some, but less than all, of the Revolving Lenders shall have extended the Revolving Commitment Termination Date with respect to their Revolving Commitments pursuant to Section 2.16, only those Revolving Lenders with the latest Revolving Commitment Termination Date then in effect) will purchase from such Swing Line Bank, and such Swing Line Bank shall sell and assign to each such other Lender, such other Lender’s Ratable Share of such outstanding Swing Line Advance, by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of such Swing Line Bank, by deposit to the applicable Administrative Agent’s Administrative Agent Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Swing Line Advance to be purchased by such Lender. The Company hereby agrees to each such sale and assignment. Each Appropriate Lender agrees to purchase its Ratable Share of an outstanding Swing Line Advance on (1) the Business Day on which demand therefor is made by a Swing Line Bank, provided that notice of such demand is given not later than 11:00 a.m. (New York City time) on such Business Day or (2) the first Business Day next succeeding such demand if notice of such demand is given after such time. Each Appropriate Lender acknowledges and agrees that its obligation to purchase its Ratable Share of Swing Line Advances pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of an Event of Default or a Potential Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Upon any such assignment by a Swing Line Bank to any other Appropriate Lender of a portion of a Swing Line Advance, such Swing Line Bank represents and warrants to such other Lender that it is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such Swing Line Advance, this Agreement or the Company. If and to the extent that any Appropriate Lender shall not have so made the amount of its Ratable Share of such Swing Line Advance available to the Administrative Agent, such Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date such Lender is required to have made such amount available to the Administrative Agent until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate. If

such Lender shall pay to the Administrative Agent such amount for the account of a Swing Line Bank on any Business Day, such amount so paid in respect of principal shall constitute a Swing Line Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Swing Line Advance held by such Swing Line Bank shall be reduced by such amount on such Business Day.
(b)    ~~(b)~~    Anything in subsection (a) above to the contrary notwithstanding,
(i)    ~~(i)~~    the Company may not select Eurocurrency Rate Advances for any Borrowing or with respect to the Conversion or continuance of any Borrowing if the aggregate amount of such Borrowing or such Conversion or continuance is less than the Borrowing Minimum;
(ii)    ~~(ii)~~    there shall be no more than (x) seven Interest Periods relating to any Class of Eurocurrency Rate Advances outstanding under any Revolving Facility at any time or (y) three Interest Periods relating to any Class of Eurocurrency Rate Advances outstanding under any Term Facility at any time;
(iii)    ~~(iii)~~    if any Appropriate Lender shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation, in each case after the Closing Date, makes it unlawful, or that any central bank or other Governmental Authority asserts that it is unlawful, for such Lender or its Applicable Lending Office to perform its obligations hereunder to make Eurocurrency Rate Advances or to fund or maintain Eurocurrency Rate Advances hereunder, the Commitment of such Lender to make Eurocurrency Rate Advances or to Convert all or any portion of Base Rate Advances shall forthwith be suspended until the Administrative Agent shall notify the Company that such Lender has determined that the circumstances causing such suspension no longer exist and the Company shall prepay or Convert all Eurocurrency Rate Advances of such Lender to Base Rate Advances, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Advances to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Advances (it being understood and agreed that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a change in a law after the Closing Date for purposes of this Section 2.02(b)(iii) regardless of the date enacted, adopted or issued); to the extent that such affected Eurocurrency Rate Advances become Base Rate Advances, all payments of principal that would have been otherwise applied to such Eurocurrency Rate Advances shall be applied instead to such Lender’s Base Rate Advances; provided that if, at any time after a Lender gives notice under this Section 2.02(b)(iii), such Lender determines that it may lawfully make Eurocurrency Rate Advances, such

Lender shall promptly give notice of that determination to the Company and the Administrative Agent. The Company’s right to request, and such Lender’s obligation, if any, to make Eurocurrency Rate Advances shall thereupon be restored; ~~and~~
(iv)    ~~(iv)    (A)~~    unless and until this Agreement has been amended to replace LIBOR with a Benchmark Replacement in accordance with clause (v) below, if, with respect to any Facility, the Majority Facility Lenders shall notify the Administrative Agent that (1) the Eurocurrency Rate for Eurocurrency Rate Advances comprising such Borrowing will not adequately reflect the cost to such Majority Facility Lenders of making, funding or maintaining their respective Eurocurrency Rate Advances for such Borrowing, (2) deposits are not being offered to banks in the applicable interbank market for the applicable amount and Interest Period of such Borrowing or (3) reasonable and adequate means do not exist for ascertaining the Eurocurrency Rate for such Interest Period, the right of the Company to select Eurocurrency Rate Advances for such Borrowing or any subsequent Borrowing under such Facility shall be suspended until the Administrative Agent shall notify the Company and the Appropriate Lenders that the circumstances causing such suspension no longer exist and each Advance comprising such Borrowing shall be made as a Base Rate Advance~~.~~; and
~~(B) If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (1) the circumstances set forth in clause (A)(3) have arisen and such circumstances are unlikely to be temporary or (2) the circumstances set forth in clause (A)(3) have not arisen but the supervisor for the administrator of LIBOR or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Company shall endeavor to establish an alternate rate of interest to the Eurocurrency Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Margin). Notwithstanding anything to the contrary in Section 9.01, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date the Administrative Agent shall have posted such proposed amendment to all Lenders and the Company, a written notice from the Majority Lenders of each Class stating that such Majority Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (B) (but, in the case of the circumstances described in clause (2) of the first sentence of this Section 2.02(b)(iv)(B), only to the extent LIBOR for such Interest Period is not available or published at such time on a current basis), (x) any Notice of Conversion/Continuation that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Borrowing of Eurocurrency Rate Advances~~

~~shall be ineffective and (y) if any Notice of Borrowing requests a Borrowing of Eurocurrency Rate Advances, such Borrowing shall be made as a Base Rate Advance; provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.~~
(v)    (A)    notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Company may amend this Agreement to replace LIBOR with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Company so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Majority Lenders of each Class. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Majority Lenders of each Class have delivered to the Administrative Agent written notice that such Majority Lenders accept such amendment. No replacement of LIBOR with a Benchmark Replacement pursuant to this Section 2.02(b)(v) will occur prior to the applicable Benchmark Transition Start Date.
(B)    In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(C)    The Administrative Agent will promptly notify the Company and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 2.02(b)(v), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.02(b)(v).

(D)    Upon the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Company may revoke any request for a Eurodollar Rate Advance of, conversion to or continuation of Eurocurrency Rate Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Company will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period, the component of the Base Rate based upon LIBOR will not be used in any determination of the Base Rate.
(c)    ~~(c)~~    Each Notice of Borrowing shall be irrevocable and binding on the Company. In the case of any Borrowing which the related Notice of Borrowing specifies is to be comprised of Eurocurrency Rate Advances, the Company shall indemnify each Appropriate Lender against any loss, cost or expense incurred by such Lender by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing or by reason of the termination of hedging or other similar arrangements, in each case when such Advance is not made on such date, including without limitation, as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III. The Lender making demand for such indemnification shall deliver to the Company concurrently with such demand a written statement as to such losses, expenses and liabilities, and this statement shall be conclusive as to the amount of compensation due to such Lender, absent manifest error.
(d)    ~~(d)~~    Unless the Administrative Agent shall have received notice from an Appropriate Lender at least one hour prior to the time any Borrowing is due to be funded by the Lenders that such Lender will not make available to the Administrative Agent such Lender’s ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to it on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Company severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Company until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Company, the higher of (A) the interest rate applicable at the time to the Advances comprising such Borrowing and (B) the cost of funds incurred by the Administrative Agent in respect of such amount and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender’s Advance as part of such Borrowing for purposes of this Agreement.
(e)    ~~(e)~~    The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Appropriate Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

Section 2.03    [Reserved].
Section 2.04    Fees.
(a)    ~~(a)~~    Commitment Fees. The Company agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee which shall accrue at the Commitment Fee Rate on the daily amount of such Revolving Lender’s Unused Revolving Commitment from the Closing Date, in the case of each Revolving Lender party to this Agreement on the Closing Date, and, to the extent not paid by the Company to any other Revolving Lender in respect of the same Revolving Commitment for the same period, from the effective date specified in the Assignment and Assumption pursuant to which a successor to any Revolving Lender party to this Agreement on the Closing Date or other Revolving Lender becomes a Revolving Lender hereunder, in each case until the Revolving Commitment Termination Date of such Revolving Lender, payable in arrears on the last day of each March, June, September and December during the term of such Revolving Lender’s Revolving Commitment(s), commencing June 30, 2018, and on the Revolving Commitment Termination Date of such Revolving Lender; provided that no Defaulting Lender shall be entitled to receive any commitment fee for any period during which that Lender is a Defaulting Lender (and the Company shall not be required to pay such fee that otherwise would have been required to have been paid to that Defaulting Lender).
(b)    ~~(b)~~    Administrative Agent’s and Collateral Agent’s Fees. The Company agrees to pay to the Administrative Agent and the Collateral Agent the fees payable pursuant to the Administrative Agent Fee Letter dated October 11, 2017 between the Ultra SC, Inc. (now known as Perspecta Inc.) and The Bank of Tokyo-Mitsubishi UFJ, Ltd. (now known as MUFG Bank, Ltd.), in the amounts and at the times specified in such letter.
Section 2.05    Optional and Mandatory Reduction of the Commitments.
(a)    ~~(a)~~    Optional Reduction of the Commitments. The Company shall have the right, upon at least three Business Days’ notice to the Administrative Agent by the Company, to terminate in whole or permanently reduce ratably in part the unused portions of the respective Revolving Commitments, Swing Line Commitments or, prior to the Merger Date, the Tranche A1 Commitments, the Tranche A2 Commitments or the Term Loan B Commitments of the Lenders in respect of any Facility, provided that the aggregate amount of the Commitments of the Lenders under any Revolving Facility shall not be reduced to an amount which is less than the aggregate principal amount of the Advances then outstanding under such Revolving Facility, and provided, further, that each partial reduction shall be in the aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof. A notice of reduction or termination of the Commitments delivered by the Company pursuant to this Section 2.05(a) may state that such notice is conditioned on the effectiveness of other credit facilities or the availability of a source of funds for the prepayment in full of the obligations under this Agreement, in which case, such notice may be revoked or extended by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.
(b)    ~~(b)~~    Mandatory Reduction of the Tranche A1 Commitments, the Tranche A2 Commitments and the Term Loan B Commitments.

(i)    ~~(i)~~     (x) Upon the receipt of gross proceeds from the issuance by the Company in connection with the Transactions of senior unsecured debt or other securities through a public offering or in a private placement (the “Senior Notes”) or the incurrence of other indebtedness for borrowed money (excluding, for the avoidance of doubt, any securitization facilities and capital leases) or (y) to the extent the Company issues any debt or other securities in exchange for existing debt or other securities of DXC or any of its Subsidiaries (other than the Company and its subsidiaries) (the “Debt for Debt Securities”), the Tranche A1 Commitments, the Tranche A2 Commitments and the Term Loan B Commitments shall be automatically and permanently reduced on a pro rata basis on a dollar-for-dollar basis by the aggregate amount of such Senior Notes or other debt for borrowed money and such Debt for Debt Securities.
(ii)    ~~(ii)~~     To the extent the aggregate amount of EDS Notes outstanding on the Closing Date exceeds $66,367,000 (the amount of such excess, the “EDS Notes Excess Amount”), the Tranche A1 Commitments and the Tranche A2 Commitments shall be automatically and permanently reduced on a pro rata basis by an aggregate amount equal to the EDS Notes Excess Amount.
Section 2.06    Repayment and Prepayment of Advances.
(a)    ~~(a)~~    Mandatory Repayment of Advances. The Company shall repay to the Administrative Agent:
(i)    ~~(i)~~     with respect to a Revolving Facility of any Class, for the account of the Revolving Lenders of such Class, the outstanding principal amount of the Revolving Loan Advances of such Class made to it by each Lender under the Revolving Facility of such Class on the Revolving Commitment Termination Date with respect to such Class applicable to such Lender;
(ii)    ~~(ii)~~    with respect to the Term Loan A Facilities, (A) for the account of the Tranche A1 Lenders, the outstanding principal amount of the Tranche A1 Advances on the Tranche A1 Maturity Date; and (B) for the account of the Tranche A2 Lenders, (1) in a principal amount equal to ~~1.25% of the aggregate principal amount of the Tranche A2 Advances made on the Closing Date and the Merger Date~~$20,625,000 on each Tranche A2 Repayment Date after the Second Amendment Effective Date (which amounts shall be reduced as a result of the application of voluntary or mandatory prepayments made pursuant to clause (b) or (c) below in the order specified by the Company in the applicable notice of prepayment; provided that if the Company fails to make any such specification, any voluntary or mandatory prepayments made pursuant to clause (b) or (c) below shall be applied in direct chronological order to all then-remaining payments) and (2) the then outstanding principal amount of the Tranche A2 Advances on the Tranche A2 Maturity Date;
(iii)    ~~(iii)~~    with respect to the Term Loan B Facility, for the account of the Term Loan B Lenders, (A) in a principal amount equal to 0.25% of the aggregate principal amount of the Term Loan B Advances made on the Closing Date and the Merger Date, on each Term Loan B Repayment Date (which amounts shall be reduced as a result of the application of voluntary or mandatory prepayments made pursuant to clause (b) or (c) below in the order specified by the Company in the applicable notice of prepayment; provided that if the Company fails to make any such specification, any voluntary or mandatory prepayments made pursuant to clause (b) or (c) below shall be applied in direct chronological order to all then-remaining payments) and (B) the then outstanding principal amount of the Term Loan B Advances on the Term Loan B Maturity Date; and
(iv)    ~~(iv)~~    for the account of each Lender, in the event that the Acquisition has not been consummated on or prior to the date that is 7 days after the Closing Date (the “Long Stop Date”), the aggregate principal amount of the Acquisition Term Loans and/or the Term Loan B Advances outstanding on the Long Stop Date and any accrued interest thereon and any fees and other amounts payable hereunder in respect thereof.
(b)    ~~(b)~~    Mandatory Prepayments.
(i)    ~~(i)~~    Revolving Commitment Reductions. The Company shall from time to time prepay the Advances under any Revolving Facility to the extent necessary so that the sum of the aggregate principal amount of the Advances under such Revolving Facility then outstanding does not exceed the aggregate amount of the Commitments of all of the Appropriate Lenders under such Revolving Facility then in effect.
(ii)    ~~(ii)~~    Prepayment Events.
(A)    ~~(A)~~    In the event and on each occasion that any Net Cash Proceeds are received by or on behalf of the Company or any Restricted Subsidiary in respect of any Prepayment Event following the Closing Date, the Company shall, within two Business Days following the day such Net Cash Proceeds are received (or, in the case of a Prepayment Event described in clauses (a) or (b) of the definition of the term “Prepayment Event,” within five Business Days after such Net Cash Proceeds are received), prepay Advances under the Term Facilities in an amount equal to 100.0% of such Net Cash Proceeds; provided that, in the case of any event described in clauses (a) or (b) of the definition of the term “Prepayment Event,” if the Company shall, prior to the date of the required prepayment, deliver to the Administrative Agent a certificate of an authorized officer of the Company to the effect that the Company intends to cause the Net Cash Proceeds from such event (or a portion thereof specified in such certificate) to be applied within 365 days after receipt of such Net Cash Proceeds to acquire assets to be used in the business of the Company or the Restricted Subsidiaries, or to consummate any Permitted Acquisition (or any other acquisition of all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) any Person)

permitted hereunder, and certifying that no Event of Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Cash Proceeds from such event (or the portion of such Net Cash Proceeds specified in such certificate, if applicable) except to the extent of any such Net Cash Proceeds that have not been so applied by the end of such 365-day period (or within a period of 180 days thereafter if by the end of such initial 365-day period the Company or one or more Restricted Subsidiaries shall have entered into an agreement with a third party to acquire such assets, or to consummate such Permitted Acquisition or other acquisition, with such Net Cash Proceeds), at which time a prepayment shall be required in an amount equal to the Net Cash Proceeds that have not been so applied (and no prepayment shall be required to the extent the aggregate amount of such Net Cash Proceeds that are not reinvested in accordance with this Section does not exceed $20,000,000 in any fiscal year).
(B)    ~~(B)~~    In the event that the Company has Excess Cash Flow for any fiscal year of the Company commencing with the fiscal year ending on or about March 31, 2019, the Company shall, not later than ninety (90) days following the end of such fiscal year, prepay Term Loan B Advances in an amount equal to the excess of (x) an amount equal to the ECF Percentage multiplied by Excess Cash Flow for such fiscal year ~~over~~ less (y) the amount of prepayments of ~~Term Loan B~~ Advances under the Term ~~Loan B Facility~~Facilities pursuant to Section 2.06(c) (including, in the case of Term ~~Loan B~~ Advances prepaid pursuant to Section 2.06(c)(iii), the actual purchase price paid in cash in respect of such Term ~~Loan B~~ Advances) during such fiscal year (other than any such prepayment made with the proceeds of Funded Debt (other than Revolving Loan Advances)).
(C)    ~~(C)~~    Any mandatory prepayment of (x) Advances to be made pursuant to Section 2.06(b)(ii)(A) shall be applied pro rata to the Advances under the Term Facilities then outstanding based on the aggregate principal amounts of outstanding Advances of each Class under the Term Facilities; provided that to the extent provided in the relevant Incremental Term Loan A Facility Amendment, Incremental Term Loan B Facility Amendment or Extension Amendment, any Class of Incremental Term Loan A Advances, Incremental Term Loan B Advances or Extended Advances under the Term Loan A Facilities or the Term Loan B Facility may be paid on a pro rata basis or less than pro rata basis with any other Class of Advances under the Term Facilities and (y) Term Loan B Advances to be made pursuant to Section 2.06(b)(ii)(B) shall be applied pro rata to the Term Loan B Advances then outstanding based on the aggregate principal amounts of outstanding Term Loan B Advances; provided that to the extent provided in the relevant Incremental Term Loan B Facility Amendment or Extension Amendment, any Incremental Term Loan B Advances or Extended Advances

under the Term Loan B Facility may be paid on a pro rata basis or less than pro rata basis with the Term Loan B Facility.
(D)    ~~(D)~~    Notwithstanding the foregoing, any Lender may elect, by notice to the Administrative Agent by telephone (confirmed by hand delivery or facsimile) at least one Business Day (or such shorter period as may be established by the Administrative Agent) prior to the required prepayment date, to decline all or any portion of any prepayment of its Advances pursuant to this Section 2.06(b)(ii) (other than a prepayment pursuant to clause (c) of the definition of “Prepayment Event,” which may not be declined), in which case the aggregate amount of the payment that would have been applied to prepay Advances but was so declined may be retained by the Company and shall constitute “Declined Proceeds.”
(E)    ~~(E)~~    To the extent practicable, the Company shall notify the Administrative Agent by telephone (confirmed by hand delivery or facsimile) of any mandatory prepayment hereunder not later than 12:00 noon (New York City time) on the Business Day of such prepayment, in the case of Base Rate Advances, and at least two Business Days prior to such prepayment, in the case of Eurocurrency Rate Advances, in each case stating the proposed date and aggregate principal amount of the prepayment and a reasonably detailed calculation of the amount of such prepayment. Each partial prepayment shall be in an aggregate principal amount not less than the Borrowing Minimum and integral multiples of the Borrowing Multiples in excess thereof, except as necessary to apply fully the required amount of a mandatory prepayment. In the case of any such prepayment of any Eurocurrency Rate Advance, the Company shall pay all accrued interest to the date of such prepayment on the portion of such Eurocurrency Rate Advance being prepaid and shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 9.04(b). Each notice of prepayment will specify the date and amount of such prepayment and the Advances to be prepaid.
(F)    ~~(F)~~    Foreign Prepayment Event. Notwithstanding anything to the contrary contained in Section 2.06(b)(ii), mandatory prepayments arising from the receipt of Net Cash Proceeds from any Prepayment Event with respect to, or the Excess Cash Flow attributable to, any Foreign Subsidiary (each, a “Foreign Mandatory Prepayment Event”) shall not be required (x) to the extent the making of any such Foreign Mandatory Prepayment Event (or the repatriation of funds to effect such payment) would give rise to a material adverse Tax consequence (as determined in good faith by the Company) or (y) so long as the applicable local law will not permit repatriation thereof to the United States (the Company hereby agreeing to use commercially reasonable efforts to cause the applicable Foreign Subsidiary to promptly file any required forms, obtain any necessary consents and take all similar actions reasonably required by the applicable local law to permit such repatriation); provided that if such repatriation of any such affected Net Cash Proceeds or Excess Cash Flow is later permitted under applicable law, such repatriation will, subject to clause (x) above, be effected as promptly as practicable and such repatriated Net Cash Proceeds or Excess Cash Flow, as applicable, will be promptly after such repatriation applied to the repayment of the Advances under the Term Facilities pursuant to Section 2.06(b)(ii) to the extent provided herein.
(c)    ~~(c)~~    Voluntary Prepayments of Borrowings.
(i)    ~~(i)~~    Subject to clause (ii) below, the Company may, on any Business Day, upon notice to the Administrative Agent provided not later than 12:00 noon (New York City time) on such Business Day, in the case of Base Rate Advances, and at least two Business Days’ notice to the Administrative Agent, in the case of Eurocurrency Rate Advances, in each case stating the proposed date and aggregate principal amount of the prepayment, prepay the Advances of any Class, and if such notice is given the Company shall prepay such stated amount; provided, however, that (A) each partial prepayment shall be in an aggregate principal amount not less than the Borrowing Minimum and integral multiples of the Borrowing Multiple in excess thereof, (B) in the case of any such prepayment of any Eurocurrency Rate Advance, the Company shall pay all accrued interest to the date of such prepayment on the portion of such Eurocurrency Rate Advance being prepaid and shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 9.04(b) and (C) without limiting the Company’s obligations under Section 9.04(b), a notice of prepayment may be conditioned on the effectiveness of other credit facilities or the availability of a source of funds for such prepayment in which case such notice may be revoked or extended by the Company (by notice to the Administrative Agent on or prior to the specified prepayment date) if such condition is not satisfied. Each notice of prepayment will specify the date and amount of such prepayment and the Advances to be prepaid.
(ii)    ~~(ii)~~    In the event any Term Loan B Advances are subject to a Repricing Event prior to the six month anniversary of the ~~Closing~~Second Amendment Effective Date, a Term Loan B Lender whose Term Loan B Advances are prepaid or repaid in whole or in part, or which is required to assign any of its Term Loan B Advances pursuant to Section 2.17, in connection with such Repricing Event or which holds a Term Loan B Advance the Effective Yield of which is reduced as a result of a Repricing Event shall be paid an amount equal to 1.00% of the aggregate principal amount of such Term Loan B Lender’s Term Loan B Advances so prepaid, repaid, assigned or repriced.
(iii)    ~~(iii)~~    Notwithstanding anything in any Loan Document to the contrary, so long as no Event of Default has occurred and is continuing and no proceeds of Revolving Loan Advances are applied to fund any such repayment, any Company Party may prepay the outstanding Term Advances (which shall, for the avoidance of doubt, be automatically and permanently canceled immediately upon such prepayment) (or the Company or any of its Subsidiaries may purchase such outstanding Term Advances and immediately cancel them) on the following basis:

(A)    ~~(A)~~    Any Company Party shall have the right to make a voluntary prepayment of Term Advances at a discount to par pursuant to a Company Offer of Specified Discount Prepayment, Company Solicitation of Discount Range Prepayment Offers or Company Solicitation of Discounted Prepayment Offers (any such prepayment, the “Discounted Term Advance Prepayment”), in each case made in accordance with this Section 2.06(c)(iii).
(B)    ~~(B)~~    (I) Any Company Party may from time to time offer to make a Discounted Term Advance Prepayment by providing the Auction Agent with five (5) Business Days’ notice in the form of a Specified Discount Prepayment Notice; provided that (II) any such offer shall be made available, at the sole discretion of the Company Party, to (x) each Term Lender and/or (y) each Term Lender with respect to any Class of Term Advances on an individual tranche basis, (III) any such offer shall specify the aggregate principal amount offered to be prepaid (the “Specified Discount Prepayment Amount”) with respect to each applicable tranche, the tranche or tranches of Term Advances subject to such offer and the specific percentage discount to par (the “Specified Discount”) of such Term Advances to be prepaid (it being understood that different Specified Discounts and/or Specified Discount Prepayment Amounts may be offered with respect to different tranches of Term Advances and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section 2.06(c)(iii)), (IV) the Specified Discount Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess thereof and (V) each such offer shall remain outstanding through the Specified Discount Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Specified Discount Prepayment Notice and a form of the Specified Discount Prepayment Response to be completed and returned by each such Term Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m. (New York City time), on the third Business Day after the date of delivery of such notice to such Lenders (the “Specified Discount Prepayment Response Date”).
(1)    ~~(1)~~    Each Term Lender receiving such offer shall notify the Auction Agent (or its delegate) by the Specified Discount Prepayment Response Date whether or not it agrees to accept a prepayment of any of its applicable then outstanding Term Advances at the Specified Discount and, if so (such accepting Lender, a “Discount Prepayment Accepting Lender”), the amount and the tranches of such Lender’s Term Advances to be prepaid at such offered discount. Each acceptance of a Discounted Term Advance Prepayment by a Discount Prepayment Accepting Lender shall be irrevocable. Any Term Lender whose Specified Discount Prepayment Response is not received by the Auction Agent by the Specified Discount Prepayment Response Date shall be deemed to have declined to accept the applicable Company Offer of Specified Discount Prepayment.
(2)    ~~(2)~~    If there is at least one Discount Prepayment Accepting Lender, the relevant Company Party will make a prepayment of outstanding Term Advances pursuant to this paragraph (B) to each Discount Prepayment Accepting Lender in accordance with the respective outstanding amount and tranches of Term Advances specified in such Lender’s Specified Discount Prepayment Response given pursuant to subsection (1) above; provided that if the aggregate principal amount of Term Advances accepted for prepayment by all Discount Prepayment Accepting Lenders exceeds the Specified Discount Prepayment Amount, such prepayment shall be made pro rata among the Discount Prepayment Accepting Lenders in accordance with the respective principal amounts accepted to be prepaid by each such Discount Prepayment Accepting Lender and the Auction Agent (in consultation with such Company Party and subject to rounding requirements of the Auction Agent made in its reasonable discretion) will calculate such proration (the “Specified Discount Proration”). The Auction Agent shall promptly, and in any case within three Business Days following the Specified Discount Prepayment Response Date, notify (I) the relevant Company Party of the respective Term Lenders’ responses to such offer, the Discounted Prepayment Effective Date and the aggregate principal amount of the Discounted Term Advance Prepayment and the tranches to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, and the aggregate principal amount and the tranches of Term Advances to be prepaid at the Specified Discount on such date and (III) each Discount Prepayment Accepting Lender of the Specified Discount Proration, if any, and confirmation of the principal amount, tranche and Type of Term Advances of such Lender to be prepaid at the Specified Discount on such date. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the Company Party and such Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Company Party shall be due and payable by such Company Party on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).
(C)    ~~(C)    (1)~~ (1) Any Company Party may from time to time solicit Discount Range Prepayment Offers by providing the Auction Agent with five (5) Business Days’ notice in the form of a Discount Range Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of such Company Party, to (x) each Term Lender and/or (y) each Term Lender with respect to any Class of Term Advances on an individual tranche basis, (II) any such notice shall specify the maximum aggregate principal amount of the relevant Term Advances (the “Discount Range Prepayment Amount”), the tranche or tranches of Term Advances subject to such offer and the maximum and minimum percentage discounts to par (the “Discount Range”) of the principal amount of such Term Advances with respect to each relevant tranche of Term Advances willing to be prepaid by such Company Party (it being understood that different Discount Ranges and/or Discount Range Prepayment Amounts may be offered with respect to different tranches of Term Advances and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section 2.06(c)(iii)), (III) the Discount Range Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such solicitation by a Company Party shall remain outstanding through the Discount Range Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Discount Range Prepayment Notice and a form of the Discount Range Prepayment Offer to be submitted by a responding Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m. (New York City time), on the third Business Day after the date of delivery of such notice to such Lenders (the “Discount Range Prepayment Response Date”). Each Term Lender’s Discount Range Prepayment Offer shall be irrevocable and shall specify a discount to par within the Discount Range (the “Submitted Discount”) at which such Lender is willing to allow prepayment of any or all of its then outstanding Term Advances of the applicable tranche or tranches and the maximum aggregate principal amount and tranches of such Lender’s Term Advances (the “Submitted Amount”) such Term Lender is willing to have prepaid at the Submitted Discount. Any Term Lender whose Discount Range Prepayment Offer is not received by the Auction Agent by the Discount Range Prepayment Response Date shall be deemed to have declined to accept a Discounted Term Advance Prepayment of any of its Term Advances at any discount to their par value within the Discount Range.
(2)    ~~(2)~~    The Auction Agent shall review all Discount Range Prepayment Offers received on or before the applicable Discount Range Prepayment Response Date and shall determine (in consultation with such Company Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the Applicable Discount and Term Advances to be prepaid at such Applicable Discount in accordance with this subsection (C). The relevant Company Party agrees to accept on the Discount Range Prepayment Response Date all Discount Range Prepayment Offers received by Auction Agent by the Discount Range Prepayment Response Date, in the order from the Submitted Discount that is the largest discount to par to the Submitted Discount that is the smallest discount to par, up to and including the Submitted Discount that is the smallest discount to par within the Discount Range (such

Submitted Discount that is the smallest discount to par within the Discount Range being referred to as the “Applicable Discount”) which yields a Discounted Term Advance Prepayment in an aggregate principal amount equal to the lower of (I) the Discount Range Prepayment Amount and (II) the sum of all Submitted Amounts. Each Term Lender that has submitted a Discount Range Prepayment Offer to accept prepayment at a discount to par that is larger than or equal to the Applicable Discount shall be deemed to have irrevocably consented to prepayment of Term Advances equal to its Submitted Amount (subject to any required proration pursuant to the following subsection (3)) at the Applicable Discount (each such Term Lender, a “Participating Lender”).
(3)    ~~(3)~~    If there is at least one Participating Lender, the relevant Company Party will prepay the respective outstanding Term Advances of each Participating Lender in the aggregate principal amount and of the tranches specified in such Lender’s Discount Range Prepayment Offer at the Applicable Discount; provided that if the Submitted Amount by all Participating Lenders offered at a discount to par greater than or equal to the Applicable Discount exceeds the Discount Range Prepayment Amount, prepayment of the principal amount of the relevant Term Advances for those Participating Lenders whose Submitted Discount is a discount to par greater than or equal to the Applicable Discount (the “Identified Participating Lenders”) shall be made pro rata among the Identified Participating Lenders in accordance with the Submitted Amount of each such Identified Participating Lender and the Auction Agent (in consultation with such Company Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Discount Range Proration”). The Auction Agent shall promptly, and in any case within five (5) Business Days following the Discount Range Prepayment Response Date, notify (I) the relevant Company Party of the respective Term Lenders’ responses to such solicitation, the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount of the Discounted Term Advance Prepayment and the tranches to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount and tranches of Term Advances to be prepaid at the Applicable Discount on such date, (III) each Participating Lender of the aggregate principal amount and tranches of such Term Lender to be prepaid at the Applicable Discount on such date, and (IV) if applicable, each Identified Participating Lender of the Discount Range Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the relevant Company Party and Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Company Party shall be due and payable by such Company Party on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).
(D)    ~~(D)    (1)~~ (1) Any Company Party may from time to time solicit Solicited Discounted Prepayment Offers by providing the Auction Agent with five (5) Business Days’ notice in the form of a Solicited Discounted Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of such Company Party, to (x) each Term Lender and/or (y) each Lender with respect to any Class of Term Advances on an individual tranche basis, (II) any such notice shall specify the maximum aggregate amount of the Term Advances (the “Solicited Discounted Prepayment Amount”) and the tranche or tranches of Term Advances the Company is willing to prepay at a discount (it being understood that different Solicited Discounted Prepayment Amounts may be offered with respect to different tranches of Term Advances and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this  Section 2.06(c)(iii)(D)), (III) the Solicited Discounted Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such solicitation by a Company Party shall remain outstanding through the Solicited Discounted Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Solicited Discounted Prepayment Notice and a form of the Solicited Discounted Prepayment Offer to be submitted by a responding Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m. (New York City time), on the third Business Day after the date of delivery of such notice to such Term Lenders (the “Solicited Discounted Prepayment Response Date”). Each Term Lender’s Solicited Discounted Prepayment Offer shall (x) be irrevocable, (y) remain outstanding until the Acceptance Date, and (z) specify both a discount to par (the “Offered Discount”) at which such Term Lender is willing to allow prepayment of its then outstanding Term Advance and the maximum aggregate principal amount and tranches of such Term Advances (the “Offered Amount”) such Term Lender is willing to have prepaid at the Offered Discount. Any Term Lender whose Solicited Discounted Prepayment Offer is not received by the Auction Agent by the Solicited Discounted Prepayment Response Date shall be deemed to have declined prepayment of any of its Term Advances at any discount.
(2)    ~~(2)~~    The Auction Agent shall promptly provide the relevant Company Party with a copy of all Solicited Discounted Prepayment Offers received on or before the Solicited Discounted Prepayment Response Date. Such Company Party shall review all such Solicited Discounted Prepayment Offers and select the largest of the Offered Discounts specified by the relevant responding Term Lenders in the Solicited Discounted Prepayment Offers that is acceptable to the Company Party (the “Acceptable Discount”), if any. If the Company Party elects to accept any Offered Discount as the Acceptable Discount, then as soon as practicable after the determination of the Acceptable Discount, but in no event later than by the third Business Day after the date of receipt by such Company Party from the Auction Agent of a copy of all Solicited Discounted Prepayment Offers pursuant to the first sentence of this subsection (2) (the “Acceptance Date”), the Company Party shall submit an Acceptance and Prepayment Notice to the Auction Agent setting forth the Acceptable Discount. If the Auction Agent shall fail to receive an Acceptance and Prepayment Notice from the Company Party by the Acceptance Date, such Company Party shall be deemed to have rejected all Solicited Discounted Prepayment Offers.
(3)    ~~(3)~~    Based upon the Acceptable Discount and the Solicited Discounted Prepayment Offers received by the Auction Agent by the Solicited Discounted Prepayment Response Date, within three Business Days after receipt of an Acceptance and Prepayment Notice (the “Discounted Prepayment Determination Date”), the Auction Agent will determine (in consultation with such Company Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the aggregate principal amount and the tranches of Term Advances (the “Acceptable Prepayment Amount”) to be prepaid by the relevant Company Party at the Acceptable Discount in accordance with this Section 2.06(c)(iii)(D). If the Company Party elects to accept any Acceptable Discount, then the Company Party agrees to accept all Solicited Discounted Prepayment Offers received by Auction Agent by the Solicited Discounted Prepayment Response Date, in the order from largest Offered Discount to smallest Offered Discount, up to and including the Acceptable Discount. Each Term Lender that has submitted a Solicited Discounted Prepayment Offer with an Offered Discount that is greater than or equal to the Acceptable Discount shall be deemed to have irrevocably consented to prepayment of Term Advances equal to its Offered Amount (subject to any required pro rata reduction pursuant to the following sentence) at the Acceptable Discount (each such Lender, a “Qualifying Lender”). The Company Party will prepay outstanding Term Advances pursuant to this subsection (D) to each Qualifying Lender in the aggregate principal amount and of the tranches specified in such Lender’s Solicited Discounted Prepayment Offer at the Acceptable Discount; provided that if the aggregate Offered Amount by all Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount exceeds the Solicited Discounted Prepayment Amount, prepayment of the principal amount of the Term Advances for those Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount (the “Identified Qualifying Lenders”) shall be made pro rata among the Identified Qualifying Lenders in accordance with the Offered Amount of each such Identified Qualifying Lender and the Auction Agent (in consultation with such Company Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Solicited Discount Proration”). On or prior to the Discounted Prepayment Determination Date, the Auction Agent shall promptly notify (I) the relevant Company Party of the Discounted Prepayment Effective Date and Acceptable Prepayment Amount comprising the Discounted Term Advance Prepayment and the tranches to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, the Acceptable Discount and the Acceptable Prepayment Amount of all Term Advances and the tranches to be prepaid to be prepaid at the Applicable Discount on such date, (III) each Qualifying Lender of the aggregate principal amount and the tranches of such Term Lender to be prepaid at the Acceptable Discount on such date, and (IV) if applicable, each Identified Qualifying Lender of the Solicited Discount Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to such Company Party and Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to such Company Party shall be due and payable by such Company Party on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).
(E)    ~~(E)~~    In connection with any Discounted Term Advance Prepayment, the Company Parties and the Term Lenders acknowledge and agree that the Auction Agent may require as a condition to any Discounted Term Advance Prepayment, the payment of customary fees and expenses from a Company Party in connection therewith.
(F)    ~~(F)~~    If any Term Advance is prepaid in accordance with paragraphs (B) through (D) above, a Company Party shall prepay such Term Advances on the Discounted Prepayment Effective Date. The relevant Company Party shall make such prepayment to the Administrative Agent, for the account of the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, at the Administrative Agent’s office in immediately available funds not later than 11:00 a.m. (New York City time) on the Discounted Prepayment Effective Date and all such prepayments shall be applied to the remaining principal installments of the relevant tranche of Advances on a pro rata basis across such installments. The Term Advances so prepaid shall be accompanied by all accrued and unpaid interest on the par principal amount so prepaid up to, but not including, the Discounted Prepayment Effective Date. Each prepayment of the outstanding Term Advances pursuant to this Section 2.06(c)(iii) shall be paid to the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable. The aggregate principal amount of the tranches and installments of the relevant Term Advances outstanding shall be deemed reduced by the full par value of the aggregate principal amount of the tranches of Term Advances prepaid on the Discounted Prepayment Effective Date in any Discounted Term Advance Prepayment. In connection with each prepayment pursuant to this Section 2.06(c)(iii), the relevant Company Party shall waive any right to bring any action against the Administrative Agent, in its capacity as such, in connection with any such Discounted Term Advance Prepayment.
(G)    ~~(G)~~    To the extent not expressly provided for herein, each Discounted Term Advance Prepayment shall be consummated pursuant to procedures consistent with the provisions in this Section 2.06(c)(iii), established by the Auction Agent acting in its reasonable discretion and as reasonably agreed by the Company.
(H)    ~~(H)~~    Notwithstanding anything in any Loan Document to the contrary, for purposes of this Section 2.06(c)(iii), each notice or other communication required to be delivered or otherwise provided to the Auction Agent (or its delegate) shall be deemed to have been given upon Auction Agent’s (or its delegate’s) actual receipt during normal business hours of such notice or communication; provided that any notice or communication actually received outside of normal business hours shall be deemed to have been given as of the opening of business on the next Business Day.
(I)    ~~(I)~~    Each of the Company Parties and the Term Lenders acknowledge and agree that the Auction Agent may perform any and all of its duties under this Section 2.06(c)(iii) by itself or through any Affiliate of the Auction Agent and expressly consents to any such delegation of duties by the Auction Agent to such Affiliate and the performance of such delegated duties by such Affiliate. The exculpatory provisions pursuant to this Agreement shall apply to each Affiliate of the Auction Agent and its respective activities in connection with any Discounted Term Advance Prepayment provided for in this Section 2.06(c)(iii) as well as activities of the Auction Agent.
(J)    ~~(J)~~    Each Company Party shall have the right, by written notice to the Auction Agent, to revoke in full (but not in part) its offer to make a Discounted Term Advance Prepayment and rescind the applicable Specified Discount Prepayment Notice, Discount Range Prepayment Notice or Solicited Discounted Prepayment Notice therefor at its discretion at any time on or prior to the applicable Specified Discount Prepayment Response Date (and if such offer is revoked pursuant to the preceding clauses, any failure by such Company Party to make any prepayment to a Lender, as applicable, pursuant to this Section 2.06(c)(iii) shall not constitute a Potential Event of Default or Event of Default under Section 6.01 or otherwise).
(d)    ~~(d)~~    Repayment of Swing Line Advances. The Company shall repay to the Administrative Agent for the ratable account of each Swing Line Bank and each other Lender which holds a Swing Line Advance the outstanding principal amount of each Swing Line Advance held by it on the earlier of the maturity date specified in the applicable Notice of Swing Line Borrowing (which maturity shall be no later than five Business Days after the requested date of such Borrowing) and the Revolving Commitment Termination Date applicable to such Swing Line Bank or such Lender.
Section 2.07    Interest on Advances. The Company shall pay interest accrued on the principal amount of each Advance made to it outstanding from time to time from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:
(a)    ~~(a)~~    Base Rate Advances. If such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of the Base Rate in effect from time to time plus the Applicable Margin, payable in arrears on the last day of each March, June, September and December during the term of this Agreement, commencing June 30, 2018, and on the Maturity Date of the applicable Lender; provided that the Administrative Agent may, upon the request of the Majority Lenders, require that the Company pay interest (“Base Rate Default Interest”) on any amount of principal, interest, fees and other amounts payable under this Agreement (including, without limitation, the principal amount of Base Rate Advances, but excluding the principal amount of Eurocurrency Rate Advances) which is not paid when due (whether at stated maturity, by acceleration or otherwise) from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to 2% per annum above the Base Rate in effect from time to time plus the Applicable Margin; provided, however, that following the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Advances due and payable pursuant to the provisions of Section 6.01, or upon acceleration of the Advances (pursuant to a vote of the Majority Lenders or by process of law upon the occurrence of an Event of Default under Section 6.01(e)), Base Rate Default Interest shall accrue and be payable hereunder whether or not previously required by the Majority Lenders.
(b)    ~~(b)~~    Eurocurrency Rate Advances. If such Advance is a Eurocurrency Rate Advance, a rate per annum equal at all times during the Interest Period for such Advance to the sum of the Eurocurrency Rate for such Interest Period plus the Applicable Margin, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on the day which occurs during such Interest Period three months from the first day of such Interest Period; provided that the Administrative Agent may, upon the request of the Majority Lenders, require that the Company pay interest (“Eurocurrency Default Interest”) on any principal amount of any Eurocurrency Rate Advance which is not paid when due (whether at stated maturity, by acceleration or otherwise) from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to (i) during the Interest Period applicable to such Eurocurrency Rate Advance, 2% per annum above the rate per annum required to be paid on such amount immediately prior to the date on which such amount became due and (ii) after the expiration of such Interest Period, 2% per annum above the Base Rate in effect from time to time plus the Applicable Margin; provided, however, that following the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Advances due and payable pursuant to the provisions of Section 6.01, or upon acceleration of the Advances (pursuant to a vote of the Majority Lenders or by process of law upon the occurrence of an Event of Default under Section 6.01(e)), Eurocurrency Default Interest shall accrue and be payable hereunder whether or not previously required by the Majority Lenders.
(c)    ~~(c)~~    [Reserved].
(d)    ~~(d)~~    Reserves on Eurocurrency Rate Advances. The Company shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency Liabilities”), additional interest on the unpaid principal amount of each Eurocurrency Rate Advance made to the Company equal to the actual costs of such reserves allocated to such Advance by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Advance, provided that the Company shall have received at least 10 days’ prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice 10 days prior to the relevant interest payment date, such additional interest shall be due and payable 10 days from receipt of such notice.
Section 2.08    Interest Rate Determination. The Administrative Agent shall give prompt notice to the Company and the Lenders of the applicable interest rate determined by it for purposes of Section 2.07(a) or 2.07(b).
Section 2.09    Voluntary Conversion or Continuation of Advances.
(a)    ~~(a)~~    The Company may on any Business Day, upon notice given to the Administrative Agent not later than 12:00 noon (New York City time) on the third Business Day prior to the date of the proposed Conversion or continuance (a “Notice of Conversion/Continuation”) and subject to the provisions of Section 2.02(b), (i) Convert Advances of one Type comprising the same Borrowing into Advances of another Type and (ii) upon the expiration of any Interest Period applicable to Advances which are Eurocurrency Rate Advances made to the Company, continue all (or, subject to Section 2.02(b), any portion of) such Advances as Eurocurrency Rate Advances and the succeeding Interest Period(s) of such continued Advances shall commence on the last day of the Interest Period of the Advances to be continued; provided, however, that any Conversion of any Eurocurrency Rate Advances into Base Rate Advances shall be made on, and only on, the last day of an Interest Period for such Eurocurrency Rate Advances. Each such Notice of Conversion/Continuation shall, within the restrictions specified above, specify (A) the date of such continuation or Conversion, (B) the Advances (or, subject to Section 2.02(b), any portion thereof) to be continued or Converted, (C) if such continuation is of, or such Conversion is into, Eurocurrency Rate Advances, the duration of the Interest Period for each such Advance and (D) that no Potential Event of Default or Event of Default has occurred and is continuing. The Company may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Advances comprising such Borrowing, and the Advances comprising each such portion shall be considered a separate Borrowing.

(b)    ~~(b)~~    If upon the expiration of the then existing Interest Period applicable to any Advance which is a Eurocurrency Rate Advance made to the Company, the Company shall not have delivered a Notice of Conversion/Continuation in accordance with this Section 2.09, then (i) in the case of any Revolving Loan Advance, such Advance shall upon such expiration automatically be Converted to a Base Rate Advance and (ii) in the case of any Term Advance, such Advance shall, upon such expiration, automatically be continued as a Eurocurrency Rate Advance with an Interest Period of one month.
(c)    ~~(c)~~    After the occurrence of and during the continuance of a Potential Event of Default or an Event of Default, the Company may not elect to have an Advance be made or continued as, or Converted into, a Eurocurrency Rate Advance after the expiration of any interest rate then in effect for that Advance.
Section 2.10    Increased Costs.
(a)    ~~(a)~~    If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements in the case of Eurocurrency Rate Advances payable under Section 2.07(d)) in or in the interpretation of any law or regulation, in each case after the Closing Date, or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in each case issued after the Closing Date, there shall be any increase in the cost (other than with respect to Indemnified Taxes, Taxes described in clauses (b) through (d) of the definition of Excluded Taxes or Connection Income Taxes) to any Lender of agreeing to make or making, funding or maintaining Eurocurrency Rate Advances made to the Company, then the Company shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. A reasonably detailed certificate as to the amount and manner of calculation of such increased cost, submitted to the Company and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error.
For the avoidance of doubt and notwithstanding anything in this Section to the contrary, this Section 2.10(a) shall apply to all requests, rules, guidelines or directives concerning capital adequacy issued in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act, regardless of the date adopted, issued, promulgated or implemented and this Section 2.10(a) shall apply to all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, regardless of the date enacted, adopted or issued or implemented.
(b)    ~~(b)~~    If any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in each case issued after the Closing Date, affects or would affect the amount of capital or liquidity required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital or liquidity is increased by or based upon the existence of such Lender’s commitment to lend hereunder and other commitments of this type, then, upon demand by such Lender (with a copy of such demand to the Administrative Agent), the Company shall immediately pay to the Administrative Agent for the account of such

Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital or liquidity to be allocable to the existence of such Lender’s commitment to lend hereunder. A reasonably detailed certificate as to such amounts and the manner of calculation thereof submitted to the Company and the Administrative Agent by such Lender shall be conclusive and binding for all purposes, absent manifest error. For the avoidance of doubt and notwithstanding anything in this Section to the contrary, this Section 2.10(b) shall apply to all requests, rules, guidelines or directives concerning capital adequacy issued in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act, regardless of the date adopted, issued, promulgated or implemented and this Section 2.10(b) shall apply to all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, regardless of the date enacted, adopted or issued or implemented.
(c)    ~~(c)~~    If a Lender shall change its Applicable Lending Office, such Lender shall not be entitled to receive any greater payment under Sections 2.10 and 2.12 than the amount such Lender would have been entitled to receive if it had not changed its Applicable Lending Office, unless such change was made at the request of the Company or at a time when the circumstances giving rise to such greater payment did not exist.
Section 2.11    Payments and Computations.
(a)    ~~(a)~~    The Company shall make each payment hereunder not later than 1:00 p.m. (New York City time) on the day when due in U.S. Dollars to the Administrative Agent at its address referred to in Section 9.02 in same day funds, without setoff, deduction or counterclaim. Subject to the immediately succeeding sentence, the Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or commitment fees ratably (other than, to the extent the applicable Maturity Date is not the same for all Appropriate Lenders, pursuant to Section 2.06(a)) to the Appropriate Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon receipt of principal or interest paid after an Event of Default and an acceleration or a deemed acceleration of amounts due hereunder, the Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest ratably in accordance with each Lender’s outstanding Advances to the Lenders for the account of their respective Applicable Lending Offices. Upon its acceptance of an Assignment and Assumption and recording of the information contained therein in the Register pursuant to Section 9.07(c), from and after the effective date specified in such Assignment and Assumption, the Administrative Agent shall make all payments hereunder in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Assumption shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.
(b)    ~~(b)~~    All computations of interest based on the Base Rate shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurocurrency Rate or the Federal Funds Rate and of

commitment fees, if applicable, shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or such fees are payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.
(c)    ~~(c)~~    Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, if such extension would cause payment of the commitment fee or, interest on or principal of Eurocurrency Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.
(d)    ~~(d)~~    Unless the Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to the Lenders hereunder that the Company will not make such payment in full, the Administrative Agent may assume that the Company has made such payment in full to it on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the Company shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.
Section 2.12    Taxes.
(a)    ~~(a)~~    Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the relevant Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(b)    ~~(b)~~    Payment of Other Taxes by the Company. The Company shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(c)    ~~(c)~~    Indemnification by the Company. The Company shall indemnify each Recipient, within 30 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this

Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, in each case attributable to any payment made by or on account of any obligation of the Company, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable detail the calculation of the amount of such payment or liability delivered to the Company by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(d)    ~~(d)~~    Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Company has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Company to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.07(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d).
(e)    ~~(e)~~    Evidence of Payments. As soon as practicable after any payment of Taxes by the Company or any Guarantor to a Governmental Authority pursuant to this Section 2.12, the Company or the relevant Guarantor shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(f)    ~~(f)~~    Status of Lenders. ~~(i)~~ (i) Any Lender or SPC that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Company or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender or SPC, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will enable the Company or the Administrative Agent to determine whether or not such Lender or SPC is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 2.12(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s or SPC’s reasonable judgment such completion, execution or submission would subject such Lender or SPC to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender or SPC.
(ii)    ~~(ii)~~    Without limiting the generality of the foregoing,
(A)    ~~(A)~~    any Lender or SPC that is a U.S. Person shall deliver to the Company and the Administrative Agent on or prior to the date on which such Lender or SPC becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender or SPC is exempt from U.S. federal backup withholding tax;
(B)    ~~(B)~~    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), whichever of the following is applicable:
(1)    ~~(1)~~    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)    ~~(2)~~    executed originals of IRS Form W-8ECI;
(3)    ~~(3)~~    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E; or
(4)    ~~(4)~~    to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY,

accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner;
(C)    ~~(C)~~    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)    ~~(D)~~    if a payment made to a Lender or SPC under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender or SPC were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender or SPC shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender or SPC has complied with such Lender’s or SPC’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the Closing Date.
Each Lender or SPC agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal inability to do so.
(g)    ~~(g)~~    Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund in respect of any Taxes as to which it has been indemnified pursuant to this Section 2.12 (including by the payment of additional amounts pursuant to this Section 2.12), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) in the event that such indemnified party is required to repay such refund or credit to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund or credit had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(h)    ~~(h)~~    Survival. Without prejudice to the survival of any other agreement hereunder, the agreements and obligations of all Persons contained in this Section 2.12, and the agreements and obligations of all Persons under Section 2.12(g), shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the payment in full of principal and interest hereunder.
Section 2.13    Sharing of Payments, Etc. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Advances or other obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of its Advances under any Facility and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Advances and such other obligations of the other Appropriate Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Appropriate Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Advances and other amounts owing them; provided that:
(i)    ~~(i)~~    if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(ii)    ~~(ii)~~    the provisions of this paragraph shall not be construed to apply to (x) any payment made by the Company pursuant to and in accordance with the express terms of this Agreement (including (1) the application of funds arising from the existence of a Defaulting Lender or (2) any mandatory prepayments to be applied solely to one or more Incremental Term Facilities, whether pursuant to the Incremental Term Loan Facility Amendment or Amendments applicable thereto or otherwise), or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Advances to any assignee or participant, other than to the Company or any Restricted Subsidiary thereof (as to which the provisions of this paragraph shall apply).
Upon the acceleration or deemed acceleration of the Advances, the obligation of the Lenders to purchase participations in Advances and other obligations shall apply to all other Lenders, irrespective of Facility. The Company consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Company rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Company in the amount of such participation.
Section 2.14    Evidence of Debt.
(a)    ~~(a)~~    Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Company to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. The Company agrees that upon notice by any Lender to the Company (with a copy of such notice to the Administrative Agent) to the effect that a Note or other evidence of indebtedness is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Advances under a Facility owing to, or to be made by, such Lender, the Company shall promptly execute and deliver to such Lender Notes or other evidence of such indebtedness, in form and substance reasonably satisfactory to the Company and such Lender, payable to such Lender in a principal amount equal to the Commitment of such Lender under such Facility; provided, however, that the execution and delivery of such Note or other evidence of indebtedness shall not be a condition precedent to the making of any Advance under this Agreement.
(b)    ~~(b)~~    The Register maintained by the Administrative Agent pursuant to Section 9.07(c) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded (i) the date, amount and tenor, as applicable, of each Borrowing, the Facility of such Borrowing, the Type of Advances comprising such Borrowing, and the Interest Period applicable thereto, (ii) the terms of each Assignment and Assumption delivered to and accepted by it, if any, (iii) the amount of any principal or interest due and payable or to become due and payable from the Company to each Lender hereunder, and (iv) the amount of any sum received by the Administrative Agent from the Company hereunder and each Lender’s share thereof.
(c)    ~~(c)~~    The entries made in the Register shall be conclusive and binding for all purposes, absent manifest error.
Section 2.15    Use of Proceeds.
(a)    ~~(a)~~    Advances shall be used by the Company:
(i)    ~~(i)~~    with respect to the Revolving Facility, for acquisitions and for general corporate purposes (including to pay a portion of the funding of the

Separation Consideration on the Closing Date and a portion of the Acquisition and the Refinancing on the Merger Date); and
(ii)    ~~(ii)~~    with respect to (x) Tranche A1 Advances and Tranche A2 Advances constituting Spin Transaction Term Loans, (1) to pay a portion of the Separation Consideration, (2) to pay a portion of the Transaction Costs in connection with the Separation Consideration and the Spin Transaction and (3) for general corporate purposes and (y) Tranche A1 Advances, Tranche A2 Advances and Term Loan B Advances constituting Acquisition Term Loans, (1) to pay a portion of the funding of the Acquisition, (2) to pay a portion of the funding of the Refinancing, (3) to pay a portion of the Transaction Costs in connection with the Acquisition and the Refinancing and (4) for general corporate purposes.
(b)    ~~(b)~~    No portion of the proceeds of any Advances under this Agreement shall be used by the Company or any of its Subsidiaries in any manner which might cause the Advances or the application of such proceeds to violate, or require any Lender to make any filing or take any other action under, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.
(c)    ~~(c)~~    The Company will not request any Borrowing, and the Company shall not knowingly use, and shall procure that its Subsidiaries and their respective directors, officers, employees and agents shall not knowingly use, the proceeds of any Borrowing (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
Section 2.16    Extension of the Maturity Date.
(a)    ~~(a)~~    The Company may, from time to time, request that (i) in the case of the Revolving Facility, the Revolving Commitment Termination Date or (ii) in the case of any Term Advances of any Class, the Maturity Date in respect of such Advances of such Class be extended to such date as the Company shall specify in the applicable Extension Request, in each case by delivering to the Administrative Agent a copy of an extension request signed by the Company (an “Extension Request”) in substantially the form of Exhibit D hereto; provided that at the time of such request and as of the date of any such extension of any such Revolving Commitment Termination Date and/or Maturity Date (each, an “Extension” and each group of Commitments or Advances so extended, as well as any Advances of the same Class not so extended, each being a separate “tranche”), (A) the representations and warranties of the Company contained in Article IV are correct in all material respects (except those representations and warranties qualified by materiality, which shall be true and correct) on and as of such date, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates only to an earlier date, in which case they were correct in all material respects (except those representations and warranties qualified by materiality, which shall be true and correct) as of such earlier date, and (B) no Potential Event of Default or Event of Default has occurred and is continuing. The Administrative Agent shall promptly notify each Appropriate Lender of its receipt of such Extension

Request. On or prior to the fifteenth day (the “Determination Date”) after the date upon which an Extension Request was submitted by the Company, each Appropriate Lender shall notify the Administrative Agent and the Company of its willingness or unwillingness to extend the applicable Revolving Commitment Termination Date and/or Maturity Date hereunder from the applicable Revolving Commitment Termination Date and/or Maturity Date. Any Appropriate Lender that shall fail to so notify the Administrative Agent and the Company, on or prior to the Determination Date, shall be deemed to have declined to so extend.
(b)    ~~(b)~~    In the event that, on or prior to the Determination Date, Appropriate Lenders representing 50% or more of the aggregate amount of (i) in the case of any Revolving Facility, the Commitments or (ii) in the case of any Term Facility, the Advances of all Appropriate Lenders, in each case then in effect in respect of the applicable Class shall consent to such extension, the Administrative Agent shall so advise the Appropriate Lenders and the Company and the Revolving Commitment Termination Date and/or Maturity Date of each such consenting Appropriate Lender (each a “Consenting Lender”) shall be extended to the date indicated in the Extension Request. Thereafter, (i) for each Consenting Lender, the term “Revolving Commitment Termination Date” or “Maturity Date” with respect to the applicable Class as used herein and in any Note executed and delivered by the Company pursuant to Section 2.14 hereof shall at all times refer to such date indicated in the Extension Request, unless it is later extended pursuant to this Section 2.16, and (ii) for each Lender that is not a Consenting Lender (each a “Non-Extending Lender”) the term “Revolving Commitment Termination Date” or “Maturity Date” with respect to the applicable Class shall at all times, subject to the following proviso, refer to the date which was the Revolving Commitment Termination Date or Maturity Date of such Lender in respect of such Facility then in effect prior to the delivery to the Administrative Agent of such Extension Request unless it is later extended pursuant to this Section 2.16; provided that, after the Determination Date with respect to any Extension Request and prior to the Revolving Commitment Termination Date or Maturity Date with respect to the applicable Class then applicable to such Non-Extending Lender (or its direct or indirect assignee(s)), a Non-Extending Lender (or any direct or indirect assignee of (i) in the case of any Revolving Facility, Commitments of a Non-Extending Lender or (ii) in the case of any Term Facility, Advances of any Non-Extending Lender) (each a “New Consenting Lender”) may, with the written consent of the Company, elect, by written notice to such effect to the Administrative Agent, to extend the Revolving Commitment Termination Date and/or Maturity Date of its Commitments and/or Term Advances of the applicable Class, as applicable, to the date indicated in the applicable Extension Request and thereafter, for such New Consenting Lender, the term “Revolving Commitment Termination Date” or “Maturity Date” with respect to the applicable Class as used herein and in any Note executed and delivered by the Company pursuant to Section 2.14 hereof shall at all times refer to such date indicated in the applicable Extension Request, unless it is later extended pursuant to this Section 2.16. In the event that, as of the Determination Date, the Consenting Lenders represent less than 50% of the aggregate amount of (i) in the case of any Revolving Facility, the Commitments or (ii) in the case of any Term Facility, the Advances of all Appropriate Lenders then in effect under the applicable Facility, the Administrative Agent shall so advise the Appropriate Lenders and the Company, and none of the Lenders’ Revolving Commitment Termination Date and/or Maturity Date shall be extended to the date indicated in the Extension Request and each Appropriate Lender’s Revolving Commitment Termination Date and/or Maturity Date shall (unless later extended pursuant to this Section 2.16) continue to be the date which was the Revolving Commitment Termination Date and/or Maturity Date of such Lender in respect of such Facility immediately prior to the delivery to the Administrative Agent of such Extension Request.
Section 2.17    Mitigation Obligations; Replacement of Lenders; Non-Ratable Termination of Commitments and Prepayments of Certain Lenders.
(a)    ~~(a)~~    Designation of a Different Lending Office. If any Lender requests compensation under Section 2.10, or requires the Company to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.12, or if any Lender gives the Administrative Agent any notice under Section 2.02(b)(iii) that it is unlawful for such Lender to make or maintain Eurocurrency Rate Advances, then such Lender shall (at the request of the Company) use reasonable efforts to designate a different lending office for funding or booking its Advances hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.10 or Section 2.12, or eliminate such unlawfulness, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.
(b)    ~~(b)~~    Replacement of Lenders. If any Lender requests compensation under Section 2.10, or if the Company is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.12, or if any Lender gives the Administrative Agent any notice under Section 2.02(b)(iii) that it is unlawful for such Lender to make or maintain Eurocurrency Rate Advances, and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 2.17(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender with respect to an amendment, consent or waiver requiring the approval of all Lenders or of all affected Lenders (or all Lenders or all affected Lenders of any Class) in accordance with the terms of Section 9.01, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.07), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.10, Section 2.12 or Section 9.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:
(i)    ~~(i)~~    the Company shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 9.07;
(ii)    ~~(ii)~~    such Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 9.04(b)) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts);

(iii)    ~~(iii)~~    in the case of any such assignment resulting from a claim for compensation under Section 2.10 or payments required to be made pursuant to Section 2.12, such assignment will result in a reduction in such compensation or payments thereafter;
(iv)    ~~(iv)~~    in the case of any such assignment resulting from a notice of unlawfulness under Section 2.02(b)(iii), the assignee will not be subject to such unlawfulness;
(v)    ~~(v)~~    such assignment does not conflict with applicable law;
(vi)    ~~(vi)~~    in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent; and
(vii)    ~~(vii)~~    no Potential Event of Default or Event of Default shall have occurred and be continuing.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.
(c)    ~~(c)~~    Non-Ratable Termination of Commitments and Prepayment of Certain Lenders. If any Lender requests compensation under Section 2.10 and the Majority Lenders are not also doing the same, or if the Company is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.12 and the Company is not also required to make such payments to the Majority Lenders, or if any Lender gives the Administrative Agent any notice under Section 2.02(b)(iii) that it is unlawful for such Lender to make or maintain Eurocurrency Rate Advances and the Majority Lenders have not also provided such notice, and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 2.17(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Company may, upon notice to such Lender and the Administrative Agent:
(i)    ~~(i)~~ with respect to the Revolving Facility, terminate the Commitments of such Lender in full; provided that (x) such Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to such Lender hereunder and under the other Loan Documents (including any amounts under Section 9.04(b)); and (y) no Potential Event of Default or Event of Default shall have occurred and be continuing; and
(ii)    ~~(ii)~~ with respect to the Term Facilities, prepay the Advances of such Lender in full, together with accrued interest thereon, accrued fees and all other amounts payable to such Lender hereunder and under the other Loan Documents (including any amounts under Section 9.04(b)); provided that no Potential Event of Default or Event of Default shall have occurred and be continuing.

The Commitments or Advances, as applicable, of a Lender may not be terminated or so prepaid if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to terminate such Commitment or make such prepayment, as applicable, cease to apply.
Section 2.18    Defaulting Lenders.
(a)    ~~(a)~~    Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:
(i)    ~~(i)~~    Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent (whether voluntary or mandatory, at maturity, pursuant to Article VI or otherwise) from the Company or any Guarantor for the account of a Defaulting Lender under this Agreement will not be required to be paid or distributed to such Defaulting Lender, but will instead be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to any Agent under this Agreement; second, to the funding of any Advance in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; and third, if so determined by the Administrative Agent and the Company, held in an account as cash collateral for future funding obligations of the Defaulting Lender in respect of any Advances under this Agreement. If such Lender is still a Defaulting Lender and any amounts remain in such account on the date that the Commitments are terminated and all payment obligations of the Company hereunder are paid in full, then such amounts will be applied by the Administrative Agent to the making of payments in the following order of priority: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, with respect to the Revolving Facility, to the payment of any amounts owing by such Defaulting Lender to any Swing Line Bank hereunder; third, to the funding of any Advance in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fourth, to the payment of any amounts owing to the Lenders or the Swing Line Banks as a result of any judgment of a court of competent jurisdiction obtained by any Lender or any Swing Line Bank against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, to the payment of any amounts owing to the Company or any Guarantor as a result of any judgment of a court of competent jurisdiction obtained by the Company or any Guarantor against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to pay amounts owing under this Agreement to such Defaulting Lender or as a court of competent jurisdiction may otherwise direct; provided that any amounts held as cash collateral for funding obligations of a Defaulting Lender shall be returned to such Defaulting Lender upon the termination of this Agreement and the satisfaction of such Defaulting Lender’s obligations hereunder. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.18 shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(ii)    ~~(ii)~~    Certain Fees. No Commitment of any Lender shall be increased or otherwise affected, and, except as otherwise expressly provided in this Section 2.18, performance by the Company or any Guarantor of its obligations shall not be excused or otherwise modified as a result of the operation of this Section 2.18. The rights and remedies against a Defaulting Lender under this Section 2.18 are in addition to any other rights and remedies which the Company, any Guarantor, the Administrative Agent, the Collateral Agent or any Lender may have against such Defaulting Lender.
(iii)    ~~(iii)~~    Reallocation of Participations to Reduce Fronting Exposure. In the case of a Defaulting Lender that is a Revolving Lender, all or any part of such Defaulting Lender’s participation in Swing Line Advances shall be reallocated among the Non-Defaulting Lenders under the Revolving Facility in accordance with their respective Ratable Shares (calculated without regard to such Defaulting Lender’s Revolving Commitment) but only to the extent that (x) no Potential Event of Default or Event of Default exists at the time of such reallocation (and, unless the Company shall have otherwise notified the Administrative Agent at such time, the Company shall be deemed to have represented and warranted that such condition is satisfied at such time), and (y) such reallocated participation does not, as to any Revolving Lender, exceed such Lender’s Unused Revolving Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(iv)    ~~(iv)~~    Repayment of Swing Line Advances. If the reallocation described in clause (iii) above cannot, or can only partially, be effected, the Company shall, without prejudice to any right or remedy available to it hereunder or under law, prepay Swing Line Advances in an amount equal to the amount of the participation of the Defaulting Lenders.
(b)    ~~(b)~~    Defaulting Lender Cure. If the Company and the Administrative Agent agree in writing in their reasonable determination that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the applicable parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Advances of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Advances to be funded and held on a pro rata basis by the Appropriate Lenders in accordance with their Ratable Share of the applicable Facility or Facilities, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Company or any Guarantor while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.
(c)    ~~(c)~~    New Swing Line Advances. So long as any Revolving Lender is a Defaulting Lender, no Swing Line Bank shall be required to fund any Swing Line Advances unless the participations of Defaulting Lenders in such Swing Line Advances have been fully reallocated in accordance with Section 2.18(a)(iii).
Section 2.19    Special Purpose Funding Vehicles.
(a)    ~~(a)~~    Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”) the option to fund all or any part of any Advance that such Granting Lender would otherwise be obligated to fund pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by an SPC to fund any Advance, and (ii) if an SPC elects not to exercise such option or otherwise fails to fund all or any part of such Advance, the Granting Lender shall be obligated to fund such Advance pursuant to the terms hereof. The funding of an Advance by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Advance were funded by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or payment under this Agreement for which a Lender would otherwise be liable for so long as, and to the extent, the Granting Lender provides such indemnity or makes such payment. Notwithstanding anything to the contrary contained in this Agreement, any SPC may disclose on a confidential basis any non-public information relating to its funding of Advances to any rating agency, commercial paper dealer or provider of any surety or guarantee to such SPC.
(b)    ~~(b)~~    Each Granting Lender, acting solely for this purpose on the Company’s behalf, shall maintain a register comparable to the Register maintained by the Administrative Agent pursuant to Section 9.07(c) for purpose of recording the funding of Advances by SPCs.
(c)    ~~(c)~~    Assignments of and participations in Advances funded by SPCs shall be subject to the provisions of Section 9.07.
(d)    ~~(d)~~    Notwithstanding anything to the contrary in this Agreement, (i) the Company shall not be required to pay any amount under Sections 2.10, 2.12 or 2.17 that is greater than the amount which the Company would have been required to pay had such SPC not provided the Company with any part of any Advance of such Granting Lender and (ii) an SPC shall not be entitled to any benefits under Section 2.12 unless such SPC agrees to be subject to the provisions of Sections 2.10(c), 2.12(d), 2.12(f), 2.12(g) and 2.17 as if it were an assignee (as of the date it funds its first Advance hereunder) under Section 9.07.
Section 2.20    Incremental Commitments.
(a)    ~~(a)~~    Incremental Revolving Increases.
(i)    ~~(i)~~    The Company may, by written notice to the Administrative Agent from time to time prior to the Revolving Commitment Termination Date,

request Incremental Revolving Commitments in an amount not to exceed the Incremental Revolving Amount from one or more Incremental Revolving Lenders (which may include any existing Lender) willing to provide such Incremental Revolving Advances in their sole discretion; provided that each Incremental Revolving Lender (which is not an existing Lender) shall (x) be subject to the approval requirements of Section 9.07 and (y) have, unless the Company and the Administrative Agent shall otherwise agree, a minimum Incremental Revolving Commitment of $5,000,000. Such notice shall set forth (A) the amount of the Incremental Revolving Commitments being requested (which shall be in multiples of $10,000,000) and (B) the date on which such Incremental Revolving Commitments are requested to become effective (the “Increased Revolver Amount Date”). No Lender shall be obligated to increase its Revolving Commitments pursuant to this Section 2.20(a) unless it so agrees.
(ii)    ~~(ii)~~    The Company and each Incremental Revolving Lender shall execute and deliver to the Administrative Agent an agreement in form and substance reasonably satisfactory to the Administrative Agent (each, an “Incremental Revolving Assumption Agreement”) to evidence the Incremental Revolving Commitment of such Incremental Revolving Lender. Each Incremental Revolving Assumption Agreement shall specify the terms of the Incremental Revolving Advances to be made thereunder; provided that, except as provided in clause (C) of the proviso below, the Incremental Revolving Advances thereunder shall be made on terms and conditions identical to the terms and conditions of the existing Revolving Facility with the latest Revolving Commitment Termination Date; provided that (A) the Incremental Revolving Advances shall rank pari passu in right of payment with all other Advances, (B) such Incremental Revolving Facility shall be included in the existing Revolving Facility with the latest Revolving Commitment Termination Date and (C) in the event that the Applicable Margin for such Incremental Revolving Facility is greater than the Applicable Margin for the existing Revolving Facility with the latest Revolving Commitment Termination Date, then the Applicable Margin for the existing Revolving Facility with the latest Revolving Commitment Termination Date shall be increased to the extent necessary so that the Applicable Margin for the Incremental Revolving Facility is not greater than the Applicable Margin for such Revolving Facility; provided, further, that in determining the Applicable Margin applicable to an Incremental Revolving Facility (x) upfront, arrangement or commitment fees payable to the Lenders providing such Incremental Facility or any arrangers (or their Affiliates) of such loans shall be excluded and (y) if any Eurocurrency Rate “floor” is applicable to such Incremental Revolving Facility, then the definition of “Eurocurrency Rate” shall be amended to include a comparable “floor” applicable to Advances under the existing Revolving Facility in which such Incremental Revolving Facility is to be included. The Administrative Agent shall promptly notify each Revolving Lender as to the effectiveness of each Incremental Revolving Assumption Agreement.
(iii)    ~~(iii)~~    On any Increased Revolver Amount Date with respect to any Revolving Facility of any Class, (A) in the event any Revolving Loan Advances of such Class under the relevant Revolving Facility of such Class are then outstanding, (x) each applicable Incremental Revolving Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine are necessary in order to cause, after giving effect to such increased Revolving Commitments and the application of such amounts to prepay Revolving Loan Advances of such Class under the relevant Revolving Facility of such Class of other relevant Revolving Lenders under the relevant Revolving Facility of such Class, the Revolving Loan Advances of such Class under the relevant Revolving Facility of such Class to be held ratably by Revolving Lenders of such Class under the relevant Revolving Facility of such Class in accordance with their respective Revolving Commitments under the relevant Revolving Facility of such Class after giving effect to such increase, (y) the Company shall be deemed to have prepaid and reborrowed all outstanding Revolving Loan Advances of such Class under the relevant Revolving Facility of such Class and (z) the Company shall pay to the relevant Revolving Lenders of such Class the amounts, if any, payable under Section 9.04(b) as a result of such prepayment and (B) in the event any Swing Line Advances of such Class under the relevant Revolving Facility of such Class are then outstanding, participations in such Swing Line Advances pursuant to Section 2.02(a)(ii)(B) shall be reallocated so as to cause such participations to be held ratably by Revolving Lenders of such Class under the relevant Revolving Facility of such Class in accordance with their respective Revolving Commitments under the relevant Revolving Facility of such Class after giving effect to such increase.
(b)    ~~(b)~~    Incremental Term Loan A Commitments.
(i)    ~~(i)~~    The Company may, by written notice to the Administrative Agent from time to time prior to the latest Maturity Date then in effect under the Term Loan A Facilities, request Incremental Term Loan A Commitments under the Term Loan A Facilities in an amount not to exceed the sum of (x) the Incremental Shared Term Amount plus (y) such additional amount that would not, after giving effect on a pro forma basis to the incurrence thereof cause the Consolidated Secured Net Leverage Ratio (or, following a Lien Release Event, but prior to any subsequent Ratings Trigger Event, the Consolidated Total Net Leverage Ratio) (without netting the cash and Cash Equivalents constituting proceeds of the applicable Incremental Term Loan A Facilities) as at the end of the most recently ended fiscal quarter of the Company for which financial statements are available to exceed 3.75:1.00 from one or more Incremental Term Loan A Lenders (which may include any existing Lender) willing to provide such Incremental Term Loan A Advances in their sole discretion; provided that each Incremental Term Loan A Lender (which is not an existing Lender) shall (x) be subject to the approval requirements of Section 9.07 and (y) have, unless the Company and the Administrative Agent shall otherwise agree, a minimum Incremental Term Loan A Commitment of $5,000,000. Such notice shall set forth (A) the amount of the Incremental Term Loan A Commitments being requested (which shall be in multiples of $10,000,000), (B) the date on which such Incremental Term Loan A Commitments are requested to become effective, (C) the terms of such

Incremental Term Loan A Commitments and (D) whether such Incremental Term Loan A Commitments are to be on the same terms as the existing Tranche A1 Advances or Tranche A2 Advances of any Class or commitments to make term advances on terms different (including, without limitation, as to additional or different mandatory prepayments, prepayment premia, most favored nation pricing provisions, inapplicability of financial covenants or lien release provisions or other terms and conditions) from the existing Tranche A1 Advances or Tranche A2 Advances (“Other Term Loan A Advances” and, the commitments with respect thereto, the “Other Term Loan A Commitments”); provided that (1) the Incremental Term Loan Maturity Date with respect to any Other Term Loan A Advances shall be no earlier than the Tranche A1 Maturity Date and (2) the Weighted Average Life to Maturity with respect to any Other Term Loan A Advances shall be no shorter than the remaining Weighted Average Life to Maturity of the Tranche A1 Advances. The designation of Incremental Term Loan A Commitments as Tranche A1 Commitments, Tranche A2 Commitments or Other Term Loan A Commitments shall be made pursuant to an amendment (each, an “Incremental Term Loan A Facility Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Company, the Administrative Agent and each applicable Incremental Term Loan A Lender. No Lender shall be obligated to increase its Tranche A1 Commitments or Tranche A2 Commitments, or to provide Other Term Loan A Commitments, pursuant to this Section 2.20(b) unless it so agrees.
(ii)    ~~(ii)~~    The Company and each Incremental Term Loan A Lender shall execute and deliver to the Administrative Agent an agreement in form and substance reasonably satisfactory to the Administrative Agent (each, an “Incremental Term Loan A Assumption Agreement”) to evidence the Incremental Term Loan A Commitment of such Incremental Term Loan A Lender. Each Incremental Term Loan A Assumption Agreement shall specify the terms of the Incremental Term Loan A Advances to be made thereunder, and the Incremental Term Loan A Advances thereunder shall be made on terms and conditions agreed to by the Company and the applicable Incremental Term Loan A Lenders, and acceptable to the Administrative Agent. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Term Loan A Assumption Agreement.
(c)    ~~(c)~~    Incremental Term Loan B Facility Commitments.
(i)    ~~(i)~~     The Company may, by written notice to the Administrative Agent from time to time prior to the latest Maturity Date then in effect under the Term Loan B Facility, increase the aggregate principal amount of any Class of Term Loan B Advances or enter into one or more tranches of term loans under the Term Loan B Facility (each an “Incremental Term Loan B Commitment”) in an amount not to exceed the sum of (x) the Incremental Shared Term Amount plus (y) such additional amount that would not, after giving effect on a pro forma basis to the incurrence thereof cause the Consolidated Secured Net Leverage Ratio (without netting the cash and Cash Equivalents constituting proceeds of the applicable Incremental Term Loan B Facilities) as at the end of the most recently ended fiscal quarter of the Company for which financial statements are available to exceed

3.75:1.00 from one or more Incremental Term Loan B Lenders (which may include any existing Lender) willing to provide such Incremental Term Loan B Advances in their sole discretion; provided that each Incremental Term Loan B Lender (which is not an existing Lender) shall (x) be subject to the approval requirements of Section 9.07 and (y) have, unless the Company and the Administrative Agent shall otherwise agree, a minimum Incremental Term Loan B Commitment of $5,000,000. Such notice shall set forth (A) the amount of the Incremental Term Loan B Commitments being requested (which shall be in multiples of $10,000,000), (B) the date on which such Incremental Term Loan B Commitments are requested to become effective, (C) the terms of such Incremental Term Loan B Commitments and (D) whether such Incremental Term Loan B Commitments are to be on the same terms as the existing Term Loan B Advances of any Class or commitments to make term advances on terms different (including, without limitation, as to additional or different mandatory prepayments, prepayment premia, most favored nation pricing provisions, inapplicability of financial covenants or lien release provisions or other terms and conditions) from the existing Term Loan B Advances of any Class (“Other Term Loan B Advances” and, the commitments with respect thereto, the “Other Term Loan B Commitments”). The designation of Incremental Term Loan B Commitments as Term Loan B Commitments or Other Term Loan B Commitments shall be made pursuant to an amendment (each, an “Incremental Term Loan B Facility Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Company, the Term Loan B Administrative Agent and each applicable Incremental Term Loan B Lender. No Lender shall be obligated to increase its Term Loan B Commitments, or to provide Other Term Loan B Commitments, pursuant to this Section 2.20(c) unless it so agrees.
(ii)    ~~(ii)~~    The Company and each Incremental Term Loan B Lender shall execute and deliver to the Term Loan B Administrative Agent an agreement in form and substance reasonably satisfactory to such Agent (each, an “Incremental Term Loan B Assumption Agreement”) to evidence the Incremental Term Loan B Commitment of such Incremental Term Loan B Lender. The Term Loan B Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Term Loan B Assumption Agreement.
(iii)    ~~(iii)~~    The terms and conditions of any Incremental Term Loan B Facility shall be, except as otherwise set forth herein or in the applicable Incremental Term Loan B Facility Amendment, identical to those of the Term Loan B Advances, as applicable; provided that (A) if the Effective Yield for any Incremental Term Loan B Advances incurred on or prior to the date that is twelve months after the Closing Date exceeds the Effective Yield for the Term Loan B Advances by more than 50 basis points (the amount of such excess above 50 basis points being referred to herein as the “Yield Differential”), then the Applicable Margin for the Term Loan B Advances shall automatically be increased by the Yield Differential, effective upon the making of such Incremental Term Loan B Advances, (B) no Incremental Term Loan B Maturity Date shall be earlier than the Term Loan B Maturity Date, (C) the Weighted Average Life to Maturity of any Incremental Term Loan B Advances shall be no shorter than the remaining Weighted Average Life to Maturity of the Term Loan B Advances, (D) the Incremental Term Loan B Advances will rank pari passu in right of payment and with respect to security with the Term Loan B Advances and none of the obligors or guarantors with respect thereto shall be a Person that is not the Company or a Guarantor, (E) the Incremental Term Loan B Advances may participate on a pro rata basis (or on a basis that is less than pro rata) in any mandatory prepayments of the Term Loan B Advances, but may not provide for mandatory prepayment requirements that are more favorable than those applicable to Term Loan B Advances and (F) to the extent the terms of the Incremental Term Loan B Advances are inconsistent with the terms of the Term Loan B Advances (except as set forth in clauses (A), (B) and (C) above), such terms, taken as a whole, shall be no less favorable to the Company, as determined by the Company in good faith, than the terms of the Term Loan B Facility and shall be reasonably satisfactory to the Term Loan B Administrative Agent.
(d)    ~~(d)~~    The effectiveness of any Incremental Revolving Assumption Agreement, Incremental Term Loan B Facility Amendment or Incremental Term Loan B Facility Amendment and the Incremental Revolving Commitment, Incremental Term Loan A Commitment or Incremental Term Loan B Commitment thereunder, shall, in addition to the conditions set forth in this Section 2.20, be subject to the satisfaction on the date thereof of the following conditions: (i)  to the extent reasonably requested by the Administrative Agent, the Administrative Agent shall have received (A) customary legal opinions addressed to the Administrative Agent, the Collateral Agent and the Lenders, board resolutions and officers’ certificates consistent with those delivered on the Closing Date other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent and (B) reaffirmation agreements and/or such amendments to the Collateral Documents (including modifications to the Mortgages), as may be reasonably requested by the Administrative Agent in order to ensure that the enforceability of the Collateral Documents and the perfection and priority of the Liens thereunder are preserved and maintained, (ii) no Potential Event of Default or Event of Default shall have occurred and be continuing or would exist after giving effect to such Incremental Commitments or at the time of the making of such Incremental Advances (or, subject to Section 1.03(h), if the proceeds of any Incremental Term Loan A Facility or Incremental Term Loan B Facility are being used to finance a Limited Condition Acquisition, no Event of Default under Section 6.01(e) shall have occurred and be continuing or would exist after giving effect to such Incremental Term Loan A Commitments or Incremental Term Loan B Commitments at the time of the making of such Incremental Advances) and (iii) after giving effect to such Incremental Commitments and at the time of the making of such Incremental Advances, the conditions of Section 3.03(b)(i) shall be satisfied (it being understood that all references to “such date” or similar language in such Section 3.03(b)(i) shall be deemed to refer to the effective date of such Incremental Commitments or the date of such Incremental Advances, as applicable); provided that, subject to Section 1.03(h), if the proceeds of any Incremental Term Loan A Facility or Incremental Term Loan B Facility are being used to finance a Limited Condition Acquisition, (x) the reference in Section 3.03(b)(i) to the accuracy of the representations and warranties shall refer to the accuracy of the representations and warranties that constitute Specified Representations and the representations and warranties in the relevant acquisition agreement the breach of which would permit the buyer to terminate its obligations thereunder or decline to consummate such Limited Condition Acquisition and (y) the reference to “material adverse effect” in the Specified Representations shall be understood for this purpose to refer to “Material Adverse Effect” or similar definition as defined in the relevant acquisition agreement governing such Limited Condition Acquisition. For the avoidance of doubt, Incremental Commitments and Incremental Advances established pursuant to this Section 2.20 may only be secured by Liens on Collateral on which a Lien has also been granted securing the other Obligations on a pari passu basis.
(e)    ~~(e)~~    Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all Incremental Advances, when originally made, are included in each Borrowing of outstanding Advances under the Revolving Facility on a pro rata basis.
(f)    ~~(f)~~    Notwithstanding the terms of Section 9.01, any Incremental Revolving Assumption Agreement, Incremental Term Loan A Facility Amendment or Incremental Term Loan B Facility Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Company, to implement the provisions of this Section 2.20, a copy of which shall be made available to each Lender.
ARTICLE III
CONDITIONS OF LENDING

Section 3.01    Conditions Precedent to Closing Date. The obligations of the Lenders to make the Spin Transaction Term Loans and, if elected by the Company, the Acquisition Term Loans and the availability of the Revolving Facility on the Closing Date shall become effective on the first date on which each of the following conditions is satisfied (or waived in accordance with Section 9.01:
(a)    ~~(a)~~    The Administrative Agent (or its counsel) shall have received the following:
(i)    ~~(i)~~    from each party hereto and thereto either (a) a counterpart of this Agreement and each other Loan Document signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Agreement) that such party has signed a counterpart of this Agreement and each other Loan Document to which it is a party;
(ii)    ~~(ii)~~    copies of (a) the resolutions of the Board of Directors or similar governing body of each of the Company and each Guarantor, approving this Agreement, and (b) all documents evidencing other necessary corporate or limited liability company action, as the case may be, and governmental approvals, if any, with respect to this Agreement, in each case certified as of the Closing Date by the

Secretary or an Assistant Secretary or other authorized officer of the Company or such Guarantor, as applicable;
(iii)    ~~(iii)~~    a certificate of the Secretary or an Assistant Secretary or other authorized officer of each of the Company and each Guarantor, dated the Closing Date, certifying the names and true signatures of the officers of the Company and such Guarantor, as the case may be, authorized to sign this Agreement and the other documents to be delivered by the Company or such Guarantor hereunder;
(iv)    ~~(iv)~~    a certificate of the Secretary or an Assistant Secretary or other authorized officer of each of the Company and each Guarantor, dated the Closing Date, attaching and certifying the correctness and completeness of the copies of the Company’s and such Guarantor’s Certificate of Incorporation and Bylaws or Certificate of Formation and Limited Liability Company Agreement, together, in each case, with a good standing certificate from the state of its organization, each to be dated a recent date prior to the Closing Date;
(v)    ~~(v)~~    legal opinions of (i) Latham & Watkins LLP, New York and Delaware counsel to the Loan Parties, dated the Closing Date, substantially in the form of Exhibit C-1 hereto and (ii) Woodburn and Wedge, special Nevada counsel to the Loan Parties, dated the Closing Date, substantially in the form of Exhibit C-2 hereto;
(vi)    ~~(vi)~~    (a) audited consolidated balance sheets and related consolidated statements of income, shareholders’ equity and cash flows of the Company for the three most recently completed fiscal years of the Company ended at least 90 days prior to the Closing Date, (b) unaudited consolidated balance sheets and related consolidated statements of income, shareholders’ equity and cash flows of the Company for each subsequent fiscal quarter (other than the fourth fiscal quarter of the Company’s fiscal year) ended at least 45 days prior to the Closing Date; provided that the requirements of clauses (a) and (b) shall be deemed satisfied by the filing by the Company of its applicable Form 10-K and Form 10-Q or Form 10 or S-1, as the case may be, containing such financial statements within the time periods specified in such clauses and (c) (x) such pro forma consolidated balance sheets and related pro forma consolidated statements of income of the Company required to be delivered pursuant to SEC Form 10 requirements, in each case prepared after giving effect to the Transactions as if the Transactions had occurred as of the relevant date pursuant to SEC Form 10 requirements (in the case of such balance sheet) or at the beginning of the relevant period pursuant to SEC Form 10 requirements (in the case of such income statements) and (y) a detailed business plan or projections of the Company and its Subsidiaries for the period from the Closing Date through the fiscal year of the Company ended on or about March 31, 2023, in form and substance reasonably satisfactory to the Arrangers;
(vii)    ~~(vii)~~    a certificate of an authorized officer of the Company, dated the Closing Date, stating that (a) the Specified Representations are true and correct in all material respects (except those Specified Representations that are qualified by materiality, which shall be true and correct in all respects), (b) the Company is in compliance with its obligations under Section 2.15(c), (c) the Spin Transaction shall be consummated in accordance with the terms and conditions of the Separation Agreement (without waiver or amendment thereto agreed to by the Company that in any such case is materially adverse to the Lenders or the Arrangers (in their capacity as such) without the consent of the Arrangers (such consent not to be unreasonably withheld, conditioned or delayed)) substantially concurrently with the closing of the Spin Transaction Term Loans and, if elected by the Company, the Acquisition Term Loans and (d) the Revolving Facility shall not be drawn on such date in an amount exceeding $100,000,000 after giving effect to the Spin Transaction;
(viii)    ~~(viii)~~    a Notice of Borrowing in accordance with Section 2.02;
(ix)    ~~(ix)~~    (1) no later than five Business Days in advance of the Closing Date, all documentation and other information reasonably requested with respect to the Company and any Guarantor in writing by any Lender at least ten Business Days in advance of the Closing Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and (2) at least five Business Days prior to the Closing Date, the Company shall deliver a Beneficial Ownership Certification; and
(x)            ~~(x)~~    as of the Closing Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.
(b)    ~~(b)~~    The Collateral and Guarantee Requirement shall have been satisfied with respect to each Loan Party and the Administrative Agent and the Collateral Agent shall have received a completed Perfection Certificate dated the Closing Date and executed by an authorized officer of the Company, together with all attachments contemplated thereby; provided, however, that the delivery of any document(s) or instrument(s) necessary to satisfy the Collateral and Guarantee Requirement (except (A) for the execution and delivery of the Collateral Documents (other than any Mortgage) and (B) to the extent that a Lien on Collateral may be perfected by (x) the filing of a financing statement under the UCC or (y) the delivery of certificates evidencing Equity Interests in any Subsidiary of the Company owned by any Loan Party that constitutes Collateral and constitutes a “certificated security” within the meaning of Section 8-102(a)(4) of the UCC) will not constitute conditions precedent to the Advances on the Closing Date after the Company’s use of commercially reasonable efforts to provide such items on or prior to the Closing Date; provided that (1) certificates required to be delivered pursuant to clause (y) above may, with the consent of the Administrative Agent, be delivered in such period after the Closing Date as the Administrative Agent may agree and (2) the Company shall deliver, or cause to be delivered, such documents and instruments, or take or cause to be taken such other actions, as may be required to perfect such security interests within thirty (30) days or, with respect to any Mortgaged Property and the items required by clause (e) of the definition of Collateral and Guarantee Requirement relating thereto, ninety (90) days after the Closing Date (subject, in each case, to extensions approved by the Administrative Agent in its reasonable discretion).

(c)    ~~(c)~~    The Administrative Agent and the Collateral Agent shall have received all fees and other amounts previously agreed in writing by the Arrangers and the Company to be due and payable on or prior to the Closing Date, including, to the extent invoiced at least two Business Days prior to the Closing Date, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by the Company under any Loan Document.
The Administrative Agent shall notify the Company and the Lenders of the Closing Date, and such notice shall be conclusive and binding.
Section 3.02    Conditions Precedent to Merger Date. The obligations of the Lenders to make the Acquisition Term Loans on the Merger Date or, to the extent the Acquisition Term Loans were funded into escrow on the Closing Date, to release the proceeds of such Acquisition Term Loans from escrow on the Merger Date, shall become effective on the first date on which each of the following conditions is satisfied (or waived in accordance with Section 9.01):
(a)    ~~(a)~~    The Administrative Agent (or its counsel) shall have received the following:
(i)    ~~(i)~~    a certificate of an authorized officer of the Company, dated the Merger Date, stating that (a) the Specified Representations are true and correct in all material respects (except those Specified Representations that are qualified by materiality, which shall be true and correct in all respects), (b) the Company is in compliance with its obligations under Section 2.15(c), (c) the representations made by the Seller with respect to the Acquired Business in the Acquisition Agreement that are material to the interests of the Lenders, but only to the extent that the Company has (or a Subsidiary of the Company has) the right to terminate its obligations under the Acquisition Agreement, or to decline to consummate the Acquisition pursuant to the Acquisition Agreement, as a result of a breach of such representations in the Acquisition Agreement (the “Acquisition Agreement Representations”) are true and correct in all material respects (except those Acquisition Agreement Representations that are qualified by materiality, which shall be true and correct in all respects) and (d) the Revolving Facility shall not be drawn on such date in an amount exceeding $100,000,000 after giving effect to the Acquisition;
(ii)    ~~(ii)~~    a certificate of an authorized officer of the Company, dated the Merger Date, stating that the Acquisition shall be consummated substantially concurrently with the initial funding of the Acquisition Term Loans on the Merger Date, or, if the Acquisition Term Loans were funded into escrow on the Closing Date, the release of the proceeds thereof from escrow, as applicable, in accordance with the terms and conditions of the Acquisition Agreement without waiver or amendment thereto agreed to by the Company that in each case is materially adverse to the Lenders or the Arrangers (in their capacity as such) without the consent of the Arrangers (such consent not to be unreasonably withheld, conditioned or delayed), it being understood that none of the following are materially adverse to the Lenders: (A) a reduction of less than 10% in the consideration payable under the Acquisition

Agreement and (B) an increase in such purchase price amount funded solely by proceeds of equity or cash on the balance sheet;
(iii)    ~~(iii)~~    (a) audited consolidated balance sheets and related consolidated statements of income, shareholders’ equity and cash flows of the Acquired Business for the three most recently completed fiscal years of the Acquired Business ended at least 90 days prior to the Merger Date and (b) unaudited consolidated balance sheets and related consolidated statements of income, shareholders’ equity and cash flows of the Acquired Business for each subsequent fiscal quarter (other than the fourth fiscal quarter of the Acquired Business’ fiscal year) ended at least 45 days prior to the Merger Date; provided that the requirements of clauses (a) and (b) shall be deemed satisfied by the filing by the Acquired Business of its applicable Form 10-K and Form 10-Q or Form 10 or S-1, as the case may be, containing such financial statements within the time periods specified in such clauses;
(iv)    ~~(iv)~~    a certificate from an authorized financial officer of the Company in the form of Exhibit H certifying as to the solvency of the Company and its Subsidiaries on a consolidated basis after giving effect to the Transactions;
(v)    ~~(v)~~    solely with respect to the obligations of the Lenders to make the Acquisition Term Loans on the Merger Date, a legal opinion of Latham & Watkins LLP, New York and Delaware counsel to the Loan Parties, dated the Merger Date, substantially in the form of Exhibit C-3 hereto; and
(vi)    ~~(vi)~~    if the Acquisition Term Loans are to be funded on the Merger Date, a Notice of Borrowing in accordance with Section 2.02.
(b)    ~~(b)~~    The Refinancing shall be consummated substantially concurrently with the funding of the Acquisition Term Loans on the Merger Date, or, if the Acquisition Term Loans were funded into escrow on the Closing Date, the release of the proceeds thereof from escrow, as applicable, and all related guaranties and security interests shall be terminated and released to the reasonable satisfaction of the Administrative Agent.
(c)    ~~(c)~~     Since June 30, 2017, no Vector/Kodiak Material Adverse Effect shall have occurred.
(d)    ~~(d)~~    The Collateral and Guarantee Requirement shall have been satisfied with respect to the Acquired Business and the Administrative Agent and the Collateral Agent shall have received a completed Perfection Certificate dated the Merger Date and executed by an authorized officer of the Company with respect to the Acquired Business, together with all attachments contemplated thereby; provided, however, that the delivery of any document(s) or instrument(s) necessary to satisfy the Collateral and Guarantee Requirement (except (A) for the execution and delivery of the Collateral Documents (other than any Mortgage) and (B) to the extent that a Lien on Collateral may be perfected by (x) the filing of a financing statement under the UCC or (y) the delivery of certificates evidencing Equity Interests in any Subsidiary of the Company owned by any Loan Party that constitutes Collateral and constitutes a “certificated security” within the meaning of Section 8-102(a)(4) of the UCC) will not constitute conditions precedent to the Advances on the Merger Date after the Company’s use of commercially reasonable efforts to provide such items on or prior to the Merger Date; provided that (1) certificates required to be delivered pursuant to clause (y) above may, with the consent of the Administrative Agent, be delivered within such period after the Merger Date as the Administrative Agent may agree and (2) the Company shall deliver, or cause to be delivered, such documents and instruments, or take or cause to be taken such other actions, as may be required to perfect such security interests within thirty (30) days or, with respect to any Mortgaged Property and the items required by clause (e) of the definition of Collateral and Guarantee Requirement relating thereto, ninety (90) days after the Merger Date (subject, in each case, to extensions approved by the Administrative Agent in its reasonable discretion).
(e)    ~~(e)~~    After giving pro forma effect to the Transactions and the funding of the Term Loan A Facilities and the Term Loan B Facility and the borrowings under the Revolving Facility, if any, on the Closing Date and the Merger Date, the Consolidated Secured Net Leverage Ratio shall not exceed 3.75:1.00; provided that Consolidated EBITDA for purposes of determining the Consolidated Secured Net Leverage Ratio for purposes of this condition shall (i) be calculated based on Consolidated EBITDA for the twelve-month period ended as of March 31, 2018 and (ii) include pro forma addbacks reflecting (v) adjustments for deferred revenue and deferred costs of the Acquired Business that will not be realized as a result of fair value accounting with respect to the Acquisition, in an amount not to exceed $10,000,000 (which adjustments shall fully roll-off and equal zero after the fiscal quarter ending March 31, 2019, i.e. no such adjustment may be taken in any trailing four fiscal quarter period including fiscal quarters ended after March 31, 2019), (w) modifications to the 2011 contract with the United States Office of Personnel Management in an amount not to exceed $25,000,000 in any trailing four fiscal quarter period (which adjustments shall fully roll-off and equal zero after the fiscal quarter ending March 31, 2019, i.e. no such adjustment may be taken in any trailing four fiscal quarter period including fiscal quarters ended after March 31, 2019), (x) normalized corporate overhead allocations, (y) capital lease adjustments and (z) other synergies in connection with the Transactions; provided that the aggregate amount of the addbacks described in clauses (w) and (z), together with any addbacks for any other cost savings, operating expense reductions and synergies, shall not exceed $75,000,000.
(f)    ~~(f)~~    The Administrative Agent shall have received all fees and other amounts previously agreed in writing by the Arrangers and the Company to be due and payable on or prior to the Merger Date, including, to the extent invoiced at least two Business Days prior to the Merger Date, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by the Company under any Loan Document.
The Administrative Agent shall notify the Company and the Lenders of the Merger Date, and such notice shall be conclusive and binding.
Section 3.03    Conditions Precedent to Each Borrowing. The obligation of each Revolving Lender and Swing Line Bank to make an Advance on the occasion of any Borrowing (other than, with respect to Section 3.03(b), on the Closing Date and the Merger Date) is subject to the following conditions precedent:

(a)    ~~(a)~~    The Administrative Agent shall have received a Notice of Borrowing with respect thereto in accordance with Section 2.02; and
(b)    ~~(b)~~    On the date of such Borrowing the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Company of the proceeds of such Borrowing shall constitute a representation and warranty by the Company that on the date of such Borrowing such statements are true):
(i)    ~~(i)~~    The representations and warranties of the Company contained in Article IV are correct in all material respects (except those representations and warranties qualified by materiality, which shall be true and correct) on and as of the date of such Borrowing, before and immediately after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates only to an earlier date, in which case they were true and correct in all material respects (except those representations qualified by materiality, which were true and correct) as of such earlier date; and
(ii)    ~~(ii)~~    No event has occurred and is continuing, or would result from such Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default or a Potential Event of Default.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Section 4.01    Representations and Warranties of the Company and the Guarantors. Each of the Company and each Guarantor represent and warrant on the date of each extension of credit hereunder as follows:
(a)    ~~(a)~~    Due Organization, etc. (i) Each of the Company and each Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. (ii) Each of the Company and, to the extent applicable, each Guarantor is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions which require such qualification, except to the extent that failure to so qualify would not have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole. (iii) Each Restricted Subsidiary that is a Significant Subsidiary of the Company is duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation. (iv) Each Restricted Subsidiary is duly qualified to do business in all other jurisdictions which require such qualification, except to the extent that failure to so qualify would not have a material adverse effect on the business, financial condition or operations of the Company and the Restricted Subsidiaries, taken as a whole.

(b)    ~~(b)~~    Due Authorization, etc. The execution, delivery and performance by the Company and each Guarantor of this Agreement and the other Loan Documents are within the Company’s and each Guarantor’s corporate or limited liability company powers, as the case may be, have been duly authorized by all necessary corporate or limited liability company action, as the case may be, and do not contravene (i) the Company’s or any Guarantor’s certificate of incorporation or bylaws or certificate of formation or limited liability company agreement or (ii) any law or any material contractual restriction binding on or affecting the Company or any Guarantor, as the case may be.
(c)    ~~(c)~~    Governmental Consent. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Company or any Guarantor of this Agreement except for those which have been obtained prior to the Closing Date (or, in the case of any Guarantor that is or, prior to the Merger Date, was a Kodiak Entity or a Vector Entity, the Merger Date) and remain in full force and effect.
(d)    ~~(d)~~    Validity. This Agreement is a valid and binding obligation of each Loan Party, and each other Loan Document is a valid and binding agreement of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, arrangement, moratorium and other similar laws affecting creditors’ rights generally, concepts of reasonableness and to the application of general principles of equity.
(e)    ~~(e)~~    Condition of the Company. The combined balance sheet of the Company and its Subsidiaries as at December 31, 2017, and the related combined statements of operations, comprehensive income, changes in parent equity and cash flows for the fiscal year then ended, copies of which have been furnished to each Lender, fairly present the combined financial condition of the Company and its Subsidiaries as at such date and the combined results of the operations and cash flows of the Company and its Subsidiaries for the nine-month period ended on such date, all in accordance with GAAP consistently applied and giving pro forma effect to the Spin Transaction as described in the Form 10. There has been no material adverse change in the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole, since December 31, 2017.
(f)    ~~(f)~~    Litigation. There is no pending or (to the knowledge of the Company) threatened investigation, action or proceeding against the Company or any of its Restricted Subsidiaries before any court, governmental agency or arbitrator which (i) except as disclosed in the Exchange Act Reports filed prior to the Closing Date, would, if adversely determined, reasonably be expected to have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole, or (ii) purports to affect the legality, validity or enforceability of this Agreement.
(g)    ~~(g)~~    Margin Regulations. No proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock in any manner that violates or would cause a violation of Regulation U or Regulation X.

(h)    ~~(h)~~    Payment of Taxes. Except as disclosed in the Exchange Act Reports prior to the Closing Date, the Company and its Restricted Subsidiaries that are Significant Subsidiaries have filed or caused to be filed all Tax returns (federal, state, local and foreign) required to be filed and paid all amounts of Taxes shown thereon to be due, including interest and penalties, except (i) for such Taxes as are being contested in good faith and by proper proceedings and with respect to which appropriate reserves are being maintained by the Company or any such Subsidiary, as the case may be and (ii) to the extent that the failure to file such returns or pay such Taxes would not reasonably be expected to have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole.
(i)    ~~(i)~~    Governmental Regulation. None of the Company or any Guarantor is required to register as an investment company under the Investment Company Act of 1940, as amended.
(j)    ~~(j)~~    ERISA. Except as disclosed in the Exchange Act Reports filed prior to the Closing Date:
(i)    ~~(i)~~    no ERISA Event has occurred or is reasonably expected to occur (other than for premiums payable under Title IV of ERISA), that would reasonably be expected to result in a liability to the Company or its ERISA Affiliates of more than $200,000,000 ~~over~~less the amount previously reflected for any such liabilities, in accordance with GAAP, on the financial statements delivered pursuant to Section 4.01(e);
(ii)    ~~(ii)~~    Schedule B (Actuarial Information) to the most recently completed annual report (Form 5500 Series) for each Pension Plan, copies of which have been filed with the IRS and furnished to the Administrative Agent, is complete and, to the best knowledge of the Company, accurate, and since the date of such Schedule B there has been no change in the funding status of any such Pension Plan except any change that would not reasonably be expected to have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole;
(iii)    ~~(iii)~~    as of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability to the Company or any of its ERISA Affiliates for a complete withdrawal from such Multiemployer Plan, when aggregated with such potential liability for a complete withdrawal for all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA, does not exceed $200,000,000;
(iv)    ~~(iv)~~    the Company and each of its ERISA Affiliates are in compliance with all applicable provisions and requirements of ERISA and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan except for any such failure to perform or comply that would not reasonably be expected to have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole;

(v)    ~~(v)~~    each Employee Benefit Plan that is intended to qualify under Section 401(a) of the Code has received a determination letter from the IRS that such Employee Benefit Plan is so qualified (or a timely application for such a determination letter is pending), and to the best of the Company’s knowledge, such Employee Benefit Plan has not been operated in any way that would result in such Employee Benefit Plan no longer being so qualified except as would not reasonably be expected to have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole; and
(vi)    ~~(vi)~~    neither the Company nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is insolvent, in reorganization or has been terminated or has been determined to be in “endangered” or “critical” status, within the meaning of Title IV of ERISA, and, to the best knowledge of the Company, no Multiemployer Plan is reasonably expected to be insolvent, in reorganization or to be terminated or to be determined to be in “endangered” or “critical” status within the meaning of Title IV of ERISA, in each case, resulting in a liability to the Company or its ERISA Affiliates of more than $200,000,000.
(k)    ~~(k)~~    Disclosure.
(i)    ~~(i)~~    The documents, certificates and written materials furnished to the Administrative Agent or any Lender by or on behalf of the Company and/or the Guarantors for use in connection with the transactions contemplated in this Agreement, taken as a whole with other documents, certificates and written materials furnished contemporaneously therewith, do not contain any untrue statement of fact or omit to state a material fact (known to the Company or the Guarantors, as the case may be, in the case of any documents, certificates or written statements not furnished by it) necessary in order to make the statements contained therein not misleading in light of the circumstances under which the same were made.
(ii)    ~~(ii)~~    As of the Closing Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.
(l)    ~~(l)~~    Insurance. The Company and its Restricted Subsidiaries (i) maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as are usually insured by companies engaged in similar businesses or (ii) maintain a plan or plans of self-insurance to such extent and covering such risks as is usual for companies of comparable size engaged in the same or similar business, which plans shall include, among other things, adequate reserves for the risks that are self-insured.
(m)    ~~(m)~~    Environmental Matters. (i) The Company and each of its Restricted Subsidiaries is in compliance with all Environmental Laws except to the extent any non-compliance would not reasonably be expected to have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole, and (ii) there has been no “release or threatened release of a hazardous substance” (as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. § 9601 et seq.) or any other release, emission or discharge into the environment of any hazardous or toxic substance, pollutant or other materials from or at any current or former property owned, leased or operated by the Company, its Restricted Subsidiaries or any of the respective predecessors thereof, other than those which would not have a material adverse effect on the business, financial condition or operations of the Company and the Restricted Subsidiaries, taken as a whole. Other than disposals for which the Company has been indemnified in full, all “hazardous waste” (as defined by the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq. and the regulations thereunder, 40 CFR Part 261 (“RCRA”)) generated at the Company’s or any Restricted Subsidiaries’ properties have in the past been and shall continue to be disposed of at sites which maintain valid permits under RCRA and any applicable state or local Environmental Law, except to the extent where the failure to so dispose would not reasonably be expected have a material adverse effect on the business, financial condition or operations of the Company and the Restricted Subsidiaries, taken as a whole.
(n)    ~~(n)~~    Anti-Corruption Laws and Sanctions. The Company has implemented and maintains in effect policies and procedures designed to promote and achieve compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Company, its Subsidiaries and to the knowledge of the Company its directors, officers, employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Company, any Subsidiary or to the knowledge of the Company any of the directors or officers of the Company, (b) to the knowledge of the Company or such Subsidiary, any director or officer of any Subsidiary of the Company or (c) to the knowledge of the Company, any employee or agent of the Company or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.
(o)    ~~(o)~~    Collateral Matters. Except as otherwise contemplated hereby or under any other Loan Documents and subject to limitations set forth in the Collateral and Guarantee Requirement, once executed and delivered, the Collateral Agreement will create in favor of the Collateral Agent, for the benefit of the Secured Parties, a valid and enforceable security interest in the Collateral (as defined therein) and (i) when the Collateral (as defined therein) constituting certificated securities (as defined in the UCC) is delivered to the Collateral Agent, together with instruments of transfer duly endorsed in blank, the security interest created under the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the pledgors thereunder in such Collateral to the extent perfection can be obtained by such delivery, prior and superior in right of any other Person and (ii) when financing statements in appropriate form are filed in the applicable filing offices, the security interest created under the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the Collateral (as defined therein) to the extent perfection can be obtained by filing UCC financing statements.
(p)    ~~(p)~~    Solvency. The Company and its Subsidiaries, on a consolidated basis, both immediately before and immediately after the consummation of the Transactions to occur on each of the Closing Date and the Merger Date, will be Solvent.
(q)    ~~(q)~~    Use of Proceeds. The Company will use the proceeds of the Advances only in accordance with Section 2.15.

(r)    ~~(r)~~    Intellectual Property. Except as would not reasonably be expected to have a material adverse effect on the business, financial condition or operations of the Company and its Subsidiaries, taken as a whole (i) the Company and its Subsidiaries owns, or has a valid license to use, any and all intellectual property or similar proprietary rights throughout the world, including any and all patents, trademarks, service marks, trade names, goodwill, domain names, copyrights and trade secrets used in or necessary for the conduct of its business as currently conducted (“Company Intellectual Property”); (ii) no claim has been asserted, is pending, or, to the knowledge of the Company and its Subsidiaries, threatened by any Person challenging the use of any Company Intellectual Property; and (iii) to the knowledge of the Company and its Subsidiaries, the use of Company Intellectual Property by the Company and its Subsidiaries does not infringe, misappropriate or otherwise violate the rights of any Person.
ARTICLE V
COVENANTS

Section 5.01    Affirmative Covenants of the Loan Parties. The Company and, with respect to Section 5.01(a), Section 5.01(c), Section 5.01(d), Section 5.01(e), Section 5.01(f), Section 5.01(h), Section 5.01(i), Section 5.01(j), Section 5.01(k), and Section 5.01(n) to the extent such Section relates to such Guarantor, each Guarantor covenants and agrees that each of the Company and each Guarantor will, unless and until all of the Advances shall have been paid in full and all of the Commitments of the Lenders shall have terminated, unless Majority Lenders shall otherwise consent in writing:
(a)    ~~(a)~~    Compliance with Laws, Etc. Comply, and cause each of its Restricted Subsidiaries to comply, with all applicable laws, rules, regulations and orders, except to the extent any non-compliance would not reasonably be expected to have a material adverse effect on the business, financial condition or operations of the Company and the Restricted Subsidiaries, taken as a whole, such compliance to include, without limitation, (x) complying with all Environmental Laws and (y) paying before the same become due all Taxes imposed upon it or upon its property except to the extent contested in good faith and by proper proceedings and with respect to which appropriate reserves are being maintained.
(b)    ~~(b)~~    Reporting Requirements. Furnish to the Administrative Agent (for distribution to each Lender):
(i)    ~~(i)~~    as soon as available and in any event within 60 days of the end of each of the first three fiscal quarters of each fiscal year of the Company, a copy of the quarterly report (x) for such quarter for the Company, containing a consolidated balance sheet and consolidated statements of income and (y) for the period consisting of the fiscal year then elapsed, for the Company, containing consolidated statements of stockholders’ equity and cash flows;
(ii)    ~~(ii)~~    as soon as available and in any event within 120 days after the end of each fiscal year of the Company, a copy of the consolidated annual audit report for such year for the Company, containing financial statements (including a consolidated balance sheet, consolidated statements of income, retained earnings and cash flows of the Company) for such year, accompanied by an opinion of Deloitte & Touche or other nationally recognized independent public accountants. The opinion shall be unqualified (as to going concern, scope of audit and disagreements over the accounting or other treatment of offsets) and shall state that such consolidated financial statements present fairly the consolidated financial position of the Company as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as stated therein and except that no comparison to prior years shall be required for the financial statements at, and for the period ending, on or about March 31, 2019) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;
(iii)    ~~(iii)~~    together with each delivery of the report of the Company pursuant to clause (i) or clause (ii) above, a compliance certificate for the quarter or year, as applicable, executed by an authorized financial officer of the Company (A) stating, in the case of the financial statements delivered under Section 5.01(b)(i) for such quarter, that such financial statements fairly present the financial condition of the Company and its Subsidiaries as at the dates indicated and the results of operations of the Company and its Subsidiaries and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise stated therein), subject to the absence of footnotes and changes resulting from audit and normal year-end adjustment, (B) stating that such authorized financial officer has reviewed the terms of this Agreement and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and financial condition of the Company and its Subsidiaries during the accounting period covered by such financial statements and that such authorized financial officer does not have knowledge of the existence, as at the date of the compliance certificate, of any condition or event that constitutes an Event of Default or a Potential Event of Default or, if any such condition or event exists, specifying the nature thereof and what action the Company has taken, is taking and proposes to take with respect thereto, (C) demonstrating in reasonable detail compliance at the end of such accounting periods with the restrictions contained in Section 5.02(m) and (D) if there are any Unrestricted Subsidiaries, setting forth financial information in detail reasonably satisfactory to the Administrative Agent for the applicable period for such Unrestricted Subsidiaries;
(iv)    ~~(iv)~~    promptly, and in any event within five days, after any authorized financial officer of the Company becomes aware of the occurrence of a Potential Event of Default or Event of Default continuing on the date of such statement, a statement of an authorized financial officer of the Company setting forth details of such Potential Event of Default or Event of Default and the action which the Company has taken and proposes to take with respect thereto;

(v)    ~~(v)~~    promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that the Company or any of its Restricted Subsidiaries sends to its stockholders generally, and copies of all regular, periodic and special reports, and all registration statements, that the Company or any of its Restricted Subsidiaries files with the SEC or any governmental authority that may be substituted therefor, or with any national securities exchange;
(vi)    ~~(vi)~~    promptly after the commencement thereof, notice of all material actions, suits and proceedings before any court or government department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Company or any of its Restricted Subsidiaries, of the type described in Section 4.01(f);
(vii)    ~~(vii)~~    promptly after the occurrence thereof, notice of (A) any event which makes any of the representations contained in Section 4.01(m) inaccurate or (B) the receipt by the Company of any notice, order, directive or other communication from a governmental authority alleging violations of or noncompliance with any Environmental Law which would reasonably be expected to have a material adverse effect on the business, financial condition or operations of the Company and the Restricted Subsidiaries, taken as a whole;
(viii)    ~~(viii)~~    promptly after any change in any Rating, a notice of such change, which notice shall specify the new Rating, the date on which such change was publicly announced by S&P, Fitch or Moody’s, as the case may be, and such other information with respect to such change as any Lender through the Administrative Agent may reasonably request;
(ix)    ~~(ix)~~    promptly following any request therefor, (1) such other information respecting the business, financial condition or operations of the Company and the Subsidiaries as any Lender through the Administrative Agent may from time to time reasonably request and (2) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act or other applicable anti-money laundering laws; and
(x)    ~~(x)~~    promptly after the occurrence thereof, notice of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification.
In lieu of furnishing to the Administrative Agent paper copies of the documents required to be delivered pursuant to Sections 5.01(b)(i), (ii), (v), (vi), (viii) and (ix), to the extent such documents are filed with the SEC or, in the case of clause (viii), posted on the Company’s Internet website the Company shall notify the Administrative Agent when such documents are so filed or so posted and may make such documents available to the Administrative Agent and Lenders at its Internet website located at http://www.Perspecta.com and through the SEC’s EDGAR system.

Notwithstanding the foregoing, the Company shall deliver paper copies of such documents to any Lender that requests the Company to deliver such paper copies.
(c)    ~~(c)~~    Corporate Existence, Etc. Maintain, and cause each of its Restricted Subsidiaries that are Significant Subsidiaries to maintain, at all times, its fundamental business and preserve and keep in full force and effect its corporate existence (in the case of the Company, in a jurisdiction in the United States) and all material rights (including Company Intellectual Property rights), franchises and licenses necessary or desirable in the normal conduct of its business, in each case as applicable, except as permitted under Section 5.02(b) and except if, in the reasonable business judgment of the Company, it is in the business interest of the Company or such Restricted Subsidiary not to preserve and maintain such legal existence (except with respect to the Company), rights (charter and statutory), franchises and licenses, and such failure to preserve the same would not reasonably be expected to have a material adverse effect on the business, financial condition or operations of the Company and the Restricted Subsidiaries, taken as a whole.
(d)    ~~(d)~~    Maintenance of Insurance. Maintain, and cause each of its Restricted Subsidiaries that are Significant Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as are usually insured by companies engaged in similar businesses. Notwithstanding the foregoing, the Company and such Restricted Subsidiaries may maintain a plan or plans of self-insurance to such extent and covering such risks as is usual for companies of comparable size engaged in the same or similar business, which plans shall include, among other things, adequate reserves for the risks that are self-insured. On request the Company will advise the Administrative Agent and the Lenders concerning any such plan or plans for self-insurance.
(e)    ~~(e)~~    Visitation Rights. At any reasonable time and from time to time during normal business hours and with reasonable prior notice, permit the Administrative Agent or any of the Lenders or any agents or representatives thereof (at their sole cost and expense)to visit the properties of the Company and any of its Restricted Subsidiaries, and to discuss the affairs, finances and accounts of the Company and any of its Restricted Subsidiaries with any of their officers, employees, or if an Event of Default is continuing, with their independent certified public accountants.
(f)    ~~(f)~~    Keeping of Books. Keep, and will cause each of its Restricted Subsidiaries that are Significant Subsidiaries to keep, in all material respects, proper books of record and account in accordance with GAAP.
(g)    ~~(g)~~    Additional Guarantors. Notify the Administrative Agent and the Collateral Agent at the time that any Person becomes a Significant Domestic Subsidiary, and promptly thereafter (and in any event within 30 days (or such longer period as the Administrative Agent may reasonably agree) after (i) in the case of any Subsidiary that is acquired by the Company or any Restricted Subsidiary after the Closing Date and is a Significant Domestic Subsidiary on the date of such acquisition, the date such Subsidiary is acquired, (ii) in the case of any Subsidiary of the Company or any Restricted Subsidiary that becomes a Significant Domestic Subsidiary as a result of a material transfer of assets to such Subsidiary, the date of such transfer and (iii) in the case of any Subsidiary of the Company or any Restricted Subsidiary that becomes a Significant Domestic Subsidiary (other than as described in clause (ii)), the date on which financial statements have been delivered pursuant to Section 5.01(b)(i) or 5.01(b)(ii) indicating that such Subsidiary is a Significant Domestic Subsidiary), cause such Person to (a) become a Guarantor by executing and delivering to the Administrative Agent and the Collateral Agent a Guarantor Joinder Agreement and (b) deliver to the Administrative Agent documents of the types referred to in clauses (a)(ii), (a)(iii), (a)(iv) and (a)(v) of Section 3.01, all in form, content and scope reasonably satisfactory to the Administrative Agent.
(h)    ~~(h)~~    Further Assurances. Unless and until a Lien Release Event has occurred (and a subsequent Ratings Trigger Event has not yet occurred), execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents and the recording of instruments in the United States Patent and Trademark Office, the United States Copyright Office and any foreign or international equivalents of the foregoing) that are required under the Collateral Documents or this Agreement to cause the Collateral and Guarantee Requirement to be and remain satisfied at all times (subject to the last paragraph of the Collateral and Guarantee Requirement definition), including (i) to the fullest extent permitted by applicable law, subject any Loan Party’s properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (ii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iii) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Collateral Document. The Company shall provide to the Collateral Agent, from time to time upon reasonable request, evidence reasonably satisfactory to the Administrative Agent and the Collateral Agent as to the perfection and priority of the Liens created or intended to be created by the Collateral Documents.
(i)    ~~(i)~~     Information Regarding Collateral. Unless and until a Lien Release Event has occurred (and a subsequent Ratings Trigger Event has not yet occurred):
(i)    ~~(i)~~ Furnish to the Collateral Agent promptly (and in any event within fifteen (15) Business Days thereof (or such greater time as the Collateral Agent may agree)) written notice of any change in (A) the legal name of the Company or any Guarantor, as set forth in its Organizational Documents, (B) the jurisdiction of organization or the form of organization of the Company or any Guarantor (including as a result of any merger or consolidation), (C) the location of the chief executive office of the Company or any Guarantor or (D) the organizational identification number, if any, and the Federal Taxpayer Identification Number of the Company or such Guarantor, in each case, only with respect to any Guarantor organized under the laws of a jurisdiction that requires such information to be set forth on the face of a UCC financing statement, of such Guarantor. The Company agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Collateral Agent to continue to have a valid, legal and perfected security interest in all the Collateral affected thereby.

(ii)    ~~(ii)~~    If (A) any material assets (including Company Intellectual Property) are acquired by the Company or any Guarantor after the Closing Date (other than (x) assets constituting Collateral under the Collateral Documents that become subject to the Lien of the Collateral Documents upon the acquisition thereof or (y) Excluded Assets), (B) any Guarantor has executed a Guarantor Joinder Agreement as required by Section 5.01(g) or (C) any Mortgaged Property is acquired by the Company or any Guarantor after the Closing Date, the Company will promptly notify the Collateral Agent thereof and will cause such assets (including the assets of such new Guarantor) to be subjected to a Lien securing the Secured Obligations and will take such actions as shall be necessary or reasonably requested by the Administrative Agent or the Collateral Agent to satisfy the Collateral and Guarantee Requirement, including, without limitation, to grant and perfect such Lien, all at the expense of the Company and, in the case of clauses (A) and (B), all to the extent required by the Collateral Documents.
(iii)    ~~(iii)~~    Following the first date after a Lien Release Event on which a Ratings Trigger Event has occurred, the Company will promptly, and in any event within 30 days (or, in the case of any Mortgaged Property, 90 days) or such longer period as the Administrative Agent may reasonably agree, (i) execute and deliver, and cause each Guarantor to execute and deliver, to the Administrative Agent and the Collateral Agent security documents, in form and substance substantially similar to the Collateral Documents in effect immediately prior to the most recent Lien Release Event, to the extent applicable, pursuant to which the Company and each Guarantor shall grant to the Collateral Agent, for the benefit of the holders of the Secured Obligations, a security interest in all property (and types of property including Company Intellectual Property) of such Person that constituted Collateral under the Collateral Documents as in effect immediately prior to such Lien Release Event and (ii) take, and cause the relevant Restricted Subsidiaries to take, such actions shall be necessary or reasonably requested by the Administrative Agent or the Collateral Agent to grant and perfect such Liens, including actions taken in connection with the Liens granted on the Closing Date or Merger Date or actions of the type described in Sections 5.01(g), 5.01(i) and 5.01(h), all at the expense of the Company.
(j)    ~~(j)~~    Certain Post-Closing Collateral Obligations. Deliver each of the items set forth in subsection (e) of the definition of Collateral and Guarantee Requirement within ninety (90) days (or such longer period as the Administrative Agent may agree) of (i) the Closing Date with respect to each Mortgaged Property of the Company and its Restricted Subsidiaries and (ii) the Merger Date with respect to each Mortgaged Property of the Acquired Business, in each case subject to the last paragraph of the Collateral and Guarantee Requirement definition.
(k)    ~~(k)~~    Maintenance of Properties. Keep and maintain, and cause each Restricted Subsidiary to keep and maintain, all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, except where the failure to do so would not reasonably be expected to have a material adverse effect on the business, financial condition or operations of the Company and the Subsidiaries, taken as a whole.

(l)    ~~(l)~~    Maintenance of Ratings. Use commercially reasonable efforts to maintain continuously in effect a public corporate rating from S&P and a public corporate family rating from Moody’s, in each case in respect of the Company, and a public rating of the Term Facilities by each of S&P, Fitch and Moody’s, it being understood that there is no obligation to maintain any particular rating at any time.
(m)    ~~(m)~~    Designation of Restricted Subsidiaries. The Company may at any time designate (or redesignate) any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) immediately before and after such designation, no Potential Event of Default shall have occurred and be continuing and (ii) immediately after giving effect to such designation, the Company shall be in compliance on a pro forma basis with the financial covenants set forth in Section 5.02(m), and, as a condition precedent to the effectiveness of any such designation, the Company shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating compliance with such financial covenants. The designation of any Subsidiary as an Unrestricted Subsidiary after the Closing Date shall constitute (A) an Investment by the Company therein at the date of designation in an amount equal to the fair market value of the Company’s or its Restricted Subsidiaries’ (as applicable) Investments therein and (B) the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the making, incurrence or granting, as applicable, at the time of designation of any then-existing Investment, Indebtedness or Lien of such Restricted Subsidiary, as applicable.
(n)    ~~(n)~~    Payment of Obligations. Pay or discharge, and cause each of its Restricted Subsidiaries to timely pay, discharge or otherwise satisfy, as the same shall become due and payable, all of its obligations and liabilities in respect of Taxes imposed upon it or upon its income or profits or in respect of its property, except, in each case, to the extent (1) any such Tax is being contested in good faith and by appropriate actions for which appropriate reserves have been established in accordance with GAAP or (2) the failure to pay or discharge the same would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, financial condition or operations of the Company and the Restricted Subsidiaries, taken as a whole.
Section 5.02    Negative Covenants of the Loan Parties. Each of the Loan Parties covenants and agrees that, unless and until all of the Advances shall have been paid in full and the Commitments of all of the Lenders shall have terminated, unless Majority Lenders shall otherwise consent in writing:
(a)    ~~(a)~~    Liens, Etc. The Company will not create or suffer to exist, or permit any of its Restricted Subsidiaries to create or suffer to exist, any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired; provided, however that the foregoing restriction shall not apply to the following Liens which are permitted:
(i)    ~~(i)~~    Liens pursuant to any Loan Document;
(ii)    ~~(ii)~~    Customary Permitted Liens;

(iii)    ~~(iii)~~    Liens in favor of the United States to secure amounts paid to the Company or any of its Restricted Subsidiaries as advance or progress payments under government contracts entered into by it so long as such Liens cover only (x) special bank accounts into which only such advance or progress payments are deposited and (y) supplies covered by such government contracts and material and other property acquired for or allocated to the performance of such government contracts;
(iv)    ~~(iv)~~    attachment, judgment and other similar Liens arising in connection with legal proceedings, provided that any such judgment does not constitute an Event of Default;
(v)    ~~(v)~~    Liens on accounts receivable and related assets resulting from the sale of such accounts receivable;
(vi)    ~~(vi)~~    Liens on property of a Person existing at the time such Person becomes a Restricted Subsidiary or is merged into or amalgamated with or into or consolidated with the Company or any Restricted Subsidiary (other than any such Lien created in contemplation of such acquisition, merger or amalgamation);
(vii)    ~~(vii)~~    purchase money Liens upon or in any asset acquired or held by the Company or any Restricted Subsidiary that is a Significant Subsidiary (including any capital interest in any Person) to secure the purchase price of such asset or to secure Indebtedness incurred solely for the purpose of financing the acquisition of or construction of improvements on or with respect to any such asset (provided that the amount of Indebtedness secured by such Lien does not exceed 100% of the purchase price of such asset and transaction costs relating to such acquisition or the costs of such construction) and Liens existing on any asset at the time of its acquisition (other than any such Lien created in contemplation of such acquisition) and the interest of the lessor thereof in any asset that is subject to a Capital Lease; provided that to the extent the Liens permitted pursuant to this clause (vii) secure obligations that constitute Indebtedness, the aggregate principal amount of such Indebtedness shall not exceed the greater of (x) $175,000,000 and (y) 3.0% of the consolidated total assets of the Company determined in accordance with GAAP at the time such Indebtedness is incurred;
(viii)    ~~(viii)~~    Liens on deposits securing obligations under cash pooling and notional pooling arrangements;
(ix)    ~~(ix)~~    Liens, other than Liens described in clauses (i) through (viii) and in clauses (x) through (xvii), to secure Indebtedness not in excess of the greater of (x) $75,000,000 and (y) 2.0% of consolidated total assets of the Company, determined in accordance with GAAP, at the time such Lien is incurred;
(x)    ~~(x)~~    Liens resulting from any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Indebtedness secured by any Lien referred to in clauses (v) and (vi) so long as (x) the aggregate principal amount of any such Indebtedness shall not increase as a result of any such extension, renewal or replacement and (y) Liens resulting from any such extension, renewal or replacement shall cover only such property which secured the Indebtedness that is being extended, renewed or replaced;
(xi)    ~~(xi)~~    Liens securing Indebtedness owing to the Company or any of its Restricted Subsidiaries;
(xii)    ~~(xii)~~    Liens on assets of Restricted Subsidiaries that are Foreign Subsidiaries securing Indebtedness or other obligations of such Subsidiary permitted by Section 5.02(b)(xv);
(xiii)    ~~(xiii)~~    Liens existing, or provided for under binding contracts existing, on the Closing Date, and that are, to the extent any such Lien exceeds, individually, $10,000,000 set forth on Schedule 5.02(a);
(xiv)    ~~(xiv)~~    Liens on the Collateral to secure Indebtedness permitted under Section 5.02(b)(xvi); provided that the representative of the holders of any such Indebtedness becomes party to (x) if such Indebtedness is secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Secured Obligations, the Junior Lien Intercreditor Agreement (if any) as a “Senior Representative” (or similar term, in each case, as defined in the Junior Lien Intercreditor Agreement) and the First Lien Intercreditor Agreement and (y) if such Indebtedness is secured by the Collateral on a junior priority basis to the Liens securing the Secured Obligations, the Junior Lien Intercreditor Agreement as a “Junior Lien Representative” (or similar term, in each case, as defined in the Junior Lien Intercreditor Agreement);
(xv)    ~~(xv)~~    Liens securing Indebtedness permitted under Section 5.02(b)(xix) and, solely to the extent relating to Indebtedness incurred pursuant to Section 5.02(b)(xix), Section 5.02(b)(xxii);
(xvi)    ~~(xvi)~~    Liens on Call or Defeasance Deposits securing Called or Defeased Debt; and
(xvii)    ~~(xvii)~~    Liens securing Indebtedness permitted by Section 5.02(b)(ii); provided that no such Lien shall extend to any property or assets, other than property and assets that were subject to the Liens securing such Original Debt and improvements and accessions to such property.
(b)    ~~(b)~~    Debt. The Company will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume, guarantee, suffer to exist or otherwise become or remain liable with respect to, any Indebtedness; provided, however that the foregoing restriction shall not apply to the following Indebtedness which is permitted:
(i)    ~~(i)~~    Indebtedness incurred under this Agreement and the other Loan Documents;

(ii)    ~~(ii)~~    Refinancing Debt issued or incurred (including by means of the extension or renewal of existing Indebtedness) to refinance, refund, extend, defease, discharge, renew or replace Indebtedness incurred pursuant to Sections 5.02(b)(iii), 5.02(b)(v), 5.02(b)(vii) and 5.02(b)(xiv);
(iii)    ~~(iii)~~    Indebtedness outstanding on the Closing Date and, to the extent any such Indebtedness exceeds, individually, $10,000,000 set forth on Schedule 5.02(b);
(iv)    ~~(iv)~~    Indebtedness of the Company or any Restricted Subsidiary to the Company or any Restricted Subsidiary;
(v)    ~~(v)~~    purchase money Indebtedness of the Company or any Restricted Subsidiary to finance the acquisition of any real or personal property, including Capital Leases, and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof; provided, however, that the aggregate outstanding principal amount of Indebtedness permitted by this clause (v) shall not exceed the greater of (x) $175,000,000 and (y) 3.0% of the consolidated total assets of the Company determined in accordance with GAAP at the time such Indebtedness is incurred;
(vi)    ~~(vi)~~    Indebtedness arising from agreements of the Company or any Restricted Subsidiary providing for indemnification, adjustment of purchase or acquisition price, earnouts, deferred purchase price or similar obligations with respect to any Permitted Acquisition or other acquisition permitted under Section 5.02(e) or any Disposition permitted by Section 5.02(f);
(vii)    ~~(vii)~~    Indebtedness of the Company or any Restricted Subsidiary assumed in connection with any Permitted Acquisition or other acquisition permitted hereunder so long as such Indebtedness is not incurred in contemplation of such Permitted Acquisition or other acquisition;
(viii)    ~~(viii)~~    Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations (including, in each case, letters of credit or bank guarantees and similar instruments issued to provide such bonds, guaranties and similar obligations), in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations incurred in the ordinary course of business;
(ix)    ~~(ix)~~    Indebtedness consisting of (x) the financing of insurance premiums or (y) take or pay obligations contained in supply arrangements, in each case incurred in the ordinary course of business;
(x)    ~~(x)~~    Indebtedness arising from a guarantee of any Indebtedness otherwise permitted hereunder to the extent the Person providing such guarantee is not prohibited from directly incurring such Indebtedness; provided that if the Indebtedness being guaranteed is subordinated to the Secured Obligations, such guarantee shall be subordinated to the guarantee of the Secured Obligations on reasonably equivalent terms;
(xi)    ~~(xi)~~    other unsecured Indebtedness of the Company or any Guarantor so long as after giving effect to such Indebtedness and the use of proceeds thereof, the Consolidated Total Net Leverage Ratio (calculated on a pro forma basis) as of the last day of the most recent fiscal quarter of the Company for which financial statements have been delivered pursuant to Section 5.01(b) is not greater than 5.00:1.00;
(xii)    ~~(xii)~~     any other Indebtedness or contingent obligations set forth or described in the Form 10 as being outstanding after giving effect to the Spin Transaction;
(xiii)    ~~(xiii)~~    Indebtedness in respect of netting services, overdraft protections deposit and checking accounts, in each case incurred in the ordinary course of business;
(xiv)    ~~(xiv)~~    other Indebtedness in an aggregate principal amount not to exceed the greater of (x) $250,000,000 at any time outstanding or (y) 5.0% of consolidated total assets of the Company determined in accordance with GAAP at the time of the incurrence thereof;
(xv)    ~~(xv)~~    Indebtedness of Restricted Subsidiaries that are Foreign Subsidiaries (x) incurred to provide consideration for, or to provide all or any portion of the funds or credit support utilized to consummate, a Permitted Acquisition or other acquisition permitted hereunder or (y) incurred in an aggregate principal amount outstanding at any one time not to exceed $50,000,000 (measured at the time of incurrence);
(xvi)    ~~(xvi)~~    secured ~~or unsecured~~ Indebtedness for borrowed money of the Company or any Guarantor; provided that, ~~if secured,~~ such Indebtedness may not be incurred following a Lien Release Event and prior to any subsequent Ratings Trigger Event and may be secured only on a pari passu or junior basis to the Liens on the Collateral securing the Secured Obligations; provided, further, that, at the time of any such incurrence of Indebtedness, after giving effect thereto, the Consolidated Secured Net Leverage Ratio as of the last day of the most recent fiscal quarter of the Company for which financial statements have been delivered pursuant to Section 5.01(b) (calculated on a pro forma basis) is not greater than 3.75:1.00 ~~(or, following a Lien Release Event, but prior to any subsequent Ratings Trigger Event, the Consolidated Total Net Leverage Ratio as of such day is not greater than 3.75:1.00)~~;
(xvii)    ~~(xvii)~~    to the extent constituting Indebtedness, obligations arising under the Acquisition Agreement;
(xviii)    ~~(xviii)~~    Called or Defeased Debt;

(xix)    ~~(xix)~~    Indebtedness incurred by the Company or any Restricted Subsidiary in respect of letters of credit, bank guarantees or similar instruments issued or incurred in the ordinary course of business or consistent with industry practice in an aggregate principal amount not to exceed $100,000,000 at any time;
(xx)    ~~(xx)~~    to the extent constituting Indebtedness, obligations under cash pooling and notional pooling arrangements;
(xxi)    ~~(xxi)~~    Indebtedness in respect of Hedge Agreements entered into in the ordinary course of business and not for speculative purposes; and
(xxii)    ~~(xxii)~~    all premiums (if any), interest, fees, expenses, charges and additional or contingent interest on obligations described in clauses (i) through (xxi) above.
(c)    ~~(c)~~    Transactions with Affiliates. The Company will not, and will not permit any of its Restricted Subsidiaries to, enter into any transaction or series of transactions with any Affiliate (other than, in the case of the Company, any Restricted Subsidiary and, in the case of a Restricted Subsidiary, the Company or any other Restricted Subsidiary) other than upon fair and reasonable terms not materially less favorable to the Company and its Restricted Subsidiaries taken as a whole than would be obtained in a comparable arm’s-length transaction with a Person other than an Affiliate, except (i) agreements and transactions with and payments to officers, directors and shareholders that are either (A) entered into in the ordinary course of business and not prohibited by any of the other provisions of this Agreement, or (B) entered into outside the ordinary course of business, approved by the directors or equity holders of the Company, and not prohibited by any of the other provisions of this Agreement or in violation of any law, rule or regulation, (ii) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options, stock ownership plans, including restricted stock plans, stock grants, directed share programs and other equity based plans and the granting of stockholder rights of registration rights approved by the Company, (iii) the Company or any Restricted Subsidiary may enter into any indemnification agreement or any similar arrangement with directors, officers, consultants and employees of the Company or any Restricted Subsidiary in the ordinary course of business and may pay fees and indemnities to directors, officers, consultants and employees of the Company or any Restricted Subsidiary in the ordinary course of business, (iv) (A) any purchase by the Company of Equity Interests of the Company or any contribution by the Company to the equity capital of the Company and (B) any acquisition of Equity Interests of the Company and any contribution by any equity holder of the Company to the equity capital of Company, (v) Restricted Payments permitted by Section 5.02(d) and Investments permitted by Section 5.02(e), (vi) the Transactions and (vii) the incurrence of intercompany Indebtedness permitted by Section 5.02(b).
(d)    ~~(d)~~    Restricted Payments. The Company will not, and will not permit any of its Restricted Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment; provided, however that the foregoing restriction shall not apply to the following Restricted Payments which are permitted:

(i)    ~~(i)~~    the Company or any of its Restricted Subsidiaries may declare and pay or make Restricted Payments that are payable solely in additional Equity Interests that are not Disqualified Equity Interests (or warrants, options or other rights to acquire additional shares of its Equity Interests);
(ii)    ~~(ii)~~     any Restricted Subsidiary of the Company may declare and pay or make Restricted Payments to the holders of its Equity Interests in accordance with the provisions of its Organizational Documents;
(iii)    ~~(iii)~~     the Company may effect the Transactions;
(iv)    ~~(iv)~~    the Company or any Restricted Subsidiary may pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) for the repurchase, retirement or other acquisition or retirement for value of Equity Interests of it or any direct or indirect parent thereof held by any future, present or former employee, director, manager, officer or consultant (or any affiliates, spouses, former spouses, other immediate family members, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) of the Company (or any direct or indirect parent of the Company) or any of its Restricted Subsidiaries pursuant to any employee, management, director or manager equity plan, employee, management, director or manager stock option plan or any other employee, management, director or manager benefit plan or any agreement (including any stock subscription or shareholder agreement) with any employee, director, manager, officer or consultant of the Company or any Restricted Subsidiary; provided that such payments do not exceed $25,000,000 in any calendar year; provided, further that any unused portion of the preceding basket for any calendar year may be carried forward to succeeding calendar years, so long as the aggregate amount of all Restricted Payments made pursuant to this subsection (d) in any calendar year (after giving effect to such carry forward) shall not exceed $50,000,000;
(v)    ~~(v)~~    so long as no Potential Event of Default or Event of Default shall have occurred and be continuing as of the date such Restricted Payment is declared, the Company or any of its Restricted Subsidiaries may make additional Restricted Payments, in cash or in kind, in an amount (or with a value) not to exceed the Available Amount; provided that, at the time of any such Restricted Payment made with a portion of the Available Amount set forth in clause (b) of the definition thereof, after giving effect thereto, the Consolidated Secured Net Leverage Ratio (or, following a Lien Release Event, but prior to any subsequent Ratings Trigger Event, the Consolidated Total Net Leverage Ratio) as of the last day of the most recent fiscal quarter of the Company for which financial statements have been delivered pursuant to Section 5.01(b) (calculated on a pro forma basis) would not exceed ~~3.50~~3.75:1.00;
(vi)    ~~(vi)~~    the redemption, repurchase, retirement or other acquisition of any Equity Interests of the Company in exchange for, or out of the proceeds of the substantially concurrent issuance or sale (other than to a Restricted Subsidiary or to an employee stock ownership plan) of, Equity Interests of the Company (other than

Disqualified Equity Interest) so long as the proceeds thereof are excluded from the Available Amount;
(vii)    ~~(vii)~~    repurchases of Equity Interests deemed to occur (i) upon exercise of stock options, stock appreciation rights or warrants if such Equity Interests represent a portion of the exercise price of such options, stock appreciation rights or warrants or (ii) for purposes of satisfying any required tax withholding obligation upon the exercise or vesting of a grant or award that was granted or awarded to an employee or director;
(viii)    ~~(viii)~~    the repurchase, redemption or other acquisition for value of Equity Interests of the Company deemed to occur in connection with paying cash in lieu of fractional shares of such Equity Interests in connection with a share dividend, distribution, share split, reverse share split, merger, consolidation, amalgamation or other business combination of the Company or its Restricted Subsidiaries, in each case, permitted under this Agreement;
(ix)    ~~(ix)~~    so long as no Potential Event of Default or Event of Default shall have occurred and be continuing as of the date such Restricted Payment is declared, the Company or any of its Restricted Subsidiaries may make additional Restricted Payments, in cash or in kind; provided that, at the time of any such Restricted Payment, after giving effect thereto, the Consolidated Secured Net Leverage Ratio (or, following a Lien Release Event, but prior to any subsequent Ratings Trigger Event, the Consolidated Total Net Leverage Ratio) as of the last day of the most recent fiscal quarter of the Company for which financial statements have been delivered pursuant to Section 5.01(b)(i) or 5.01(b)(ii) (calculated on a pro forma basis) would not exceed ~~2.75~~3.00:1.00; and
(x)    ~~(x)~~    the Company may pay ordinary cash dividends to holders of its Equity Interests or make other Restricted Payments in an aggregate amount not to exceed $~~75,000,000~~100,000,000 in any fiscal year.
(e)    ~~(e)~~    Investments. The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly make any Investments; provided, however that the foregoing restriction shall not apply to the following Investments which are permitted:
(i)    ~~(i)~~    Investments in cash and Cash Equivalents;
(ii)    ~~(ii)~~    Investments that constitute a Permitted Acquisition or that are acquired in connection with a Permitted Acquisition;
(iii)    ~~(iii)~~    Investments made by the Company in any Restricted Subsidiary or made by any Restricted Subsidiary in the Company or any other Restricted Subsidiary;
(iv)    ~~(iv)~~    any guarantee by the Company or any Restricted Subsidiary of Indebtedness or other obligations of the Company or any Restricted Subsidiary that is not prohibited by Section 5.02(b).

(v)    ~~(v)~~    Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case incurred in the ordinary course of business;
(vi)    ~~(vi)~~    the Transactions;
(vii)    ~~(vii)~~    deposits, prepayments and other credits to suppliers, lessors and landlords made in the ordinary course of business;
(viii)    ~~(viii)~~    advances by the Company or any Restricted Subsidiary to employees in the ordinary course of business consistent with past practices for travel and entertainment expenses, relocation costs and similar purposes;
(ix)    ~~(ix)~~    Investments made as a result of the receipt of noncash consideration from a sale, transfer or other disposition of assets permitted under Section 5.02(f);
(x)    ~~(x)~~    Investments constituting deposits described in clause (c) of the definition of “Customary Permitted Liens” and endorsements of instruments for collection or deposit in the ordinary course of business;
(xi)    ~~(xi)~~    Investments from the Available Amount;
(xii)    ~~(xii)~~    other Investments in an aggregate amount not to exceed the greater of (x) $750,000,000 and (y) 10.0% of consolidated total assets of the Company determined in accordance with GAAP at the time of the incurrence thereof;
(xiii)    ~~(xiii)~~    Investments made in connection with, or out of the proceeds of, an issuance or sale (other than to a Restricted Subsidiary or to an employee stock ownership plan) of, Equity Interests of the Company (other than Disqualified Equity Interest) so long as the proceeds thereof are excluded from the Available Amount; and
(xiv)    ~~(xiv)~~    the Company or any of its Restricted Subsidiaries may make additional Investments; provided that, at the time of any such Investment, after giving effect thereto, the Consolidated Secured Net Leverage Ratio (or, following a Lien Release Event, but prior to any subsequent Ratings Trigger Event, the Consolidated Total Net Leverage Ratio) as of the last day of the most recent fiscal quarter of the Company for which financial statements have been delivered pursuant to Section 5.01(b)(i) and 5.01(b)(ii) (calculated on a pro forma basis) would not exceed ~~2.5~~3.00:1.00.
(f)    ~~(f)~~    Dispositions. The Company will not, and will not permit any of its Restricted Subsidiaries to, make any Disposition, except Permitted Dispositions.
(g)    ~~(g)~~    Negative Pledge, Burdensome Agreements. The Company will not, and will not permit any of its Restricted Subsidiaries to, enter into or permit to exist any Contractual Obligation (other than any Loan Document) that limits (a) the ability of the Company or any

Guarantor to create, incur, assume or suffer to exist Liens on any property of the Company or any Guarantor for the benefit of the Secured Parties to secure the Secured Obligations or (b) the ability of any Restricted Subsidiary to (x) make Restricted Payments in respect of any Equity Interests of such Restricted Subsidiary held by, or pay any Indebtedness owed to, the Company or any other Restricted Subsidiary, (y) make loans or advances to, or other Investments in, the Company or any other Restricted Subsidiary or (z) transfer any of its properties to the Company or any other Restricted Subsidiary, except, in the case of clauses (a) and (b), as applicable, for such restrictions that exist under or by reason of (i) applicable law, (ii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest, (iii) any document existing on the Closing Date that (to the extent not otherwise permitted by this Section 5.02(g)) is listed on Schedule 5.02(g) hereto, (iv) customary provisions restricting the assignment of any licensing agreement entered into in the ordinary course of business, (v) customary restrictions affecting only a Restricted Subsidiary that is an Excluded Subsidiary of the Company under any agreement or instrument governing any of the Indebtedness of such Restricted Subsidiary permitted pursuant to Section 5.02(b), (vi) any document relating to Indebtedness or any other obligation secured by a consensual Lien permitted by a Section 5.02(a), insofar as the provisions thereof limit grants of junior liens on the assets securing such Indebtedness or obligation, (vii) any operating lease or capital lease, insofar as the provisions thereof limit grants of a security interest in, or other assignments of, the related leasehold interest or assets subject thereto to any other Person, so long as such restrictions relate solely to the leasehold interest and assets subject thereto, (viii) any document relating to Indebtedness or other obligations permitted hereunder that are secured by the Collateral on a pari passu or junior basis pursuant to Liens permitted hereunder, or relating to Indebtedness permitted under Section 5.02(b)(xvi), in each case to the extent that such document requires that a Lien be granted (on a pari passu or junior basis, as applicable) to secure such Indebtedness or other obligations on any property or assets on which a Lien is granted to secure the Obligations, (ix) any encumbrances or restrictions imposed by any amendments or refinancing of the agreements referred to in clauses (ii), (iii), (iv), (v), (vi), (vii), (viii) and (x) that are otherwise permitted by the Loan Documents; provided that such amendments or refinancings are no more restrictive, taken as a whole, as determined in good faith by the Company, with respect to such encumbrances and restrictions than those prior to such amendment or refinancing, and (x) any encumbrances or restrictions imposed by the Organizational Documents of a Subsidiary that is not a Guarantor.
(h)    ~~(h)~~    Restrictions on Fundamental Changes. The Company will not, and will not permit any of its Restricted Subsidiaries to, merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole (whether now owned or hereafter acquired), to any Person (other than the Company or any Restricted Subsidiary, so long as (x) if required to do so pursuant to Section 5.01(g), such Restricted Subsidiary becomes a Guarantor pursuant to Section 5.01(g) simultaneously with such transaction, (y) such parties comply with Section 5.01(i) to the extent applicable and (z) with respect to any merger or consolidation that involves a Loan Party, a Loan Party is the surviving entity), or enter into any partnership, joint venture, syndicate, pool or other combination, except that (a) a merger or consolidation shall be permitted to the extent that (i) no Potential Event of Default or Event of Default has occurred and is continuing or would result therefrom, (ii) in the case of any consolidation or merger involving a Guarantor, either (A) such Guarantor (or another Guarantor) shall be the surviving entity or (B) simultaneously with such consolidation or merger, the continuing or surviving

Person shall become a Guarantor and the Loan Parties shall comply with Section 5.01(g) and Section 5.01(i) in connection therewith and (iii) in the case of any consolidation or merger involving the Company, either (A) the Company is the surviving entity or (B) if the Person surviving or resulting from such consolidation or merger is not the Company (such surviving corporation, the “Successor Company”), (1) the Successor Company shall be an entity organized or existing under the laws of the United States of America, any State thereof or the District of Columbia, (2) the Successor Company shall have assumed the obligations of the Company hereunder in an agreement or instrument reasonably satisfactory in form and substance to the Administrative Agent and the Successor Company shall have delivered, for the benefit of the Lenders, the Administrative Agent and the Collateral Agent, such other documents as may reasonably be requested, including, without limitation, information in respect of “know your customer” and similar requirements, an incumbency certificate and an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Majority Lenders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof, (3) each Guarantor, unless it is the Successor Company, shall have confirmed that its guarantee shall apply to the Successor Company’s obligations under the Loan Documents and (4) each Guarantor, unless it is the Successor Company, shall have, by a supplement to the Collateral Agreement and other applicable Collateral Documents, confirmed that its obligations thereunder shall apply to its guarantee of the Successor Company’s obligations under the Loan Documents; provided, further, that if the foregoing conditions are satisfied, the Successor Company will succeed to, and be substituted for, the Company under this Agreement and the other Loan Documents, and (b) Dispositions permitted by Section 5.02(f) may be effected by mergers and consolidations.
(i)    ~~(i)~~    Change in Nature of Business. The Company will not, and will not permit any of its Restricted Subsidiaries to, engage in any material line of business substantially different from those lines of business conducted by the Company, the Restricted Subsidiaries, the Kodiak Entities and the Vector Entities on the Closing Date or any business(es) or any other activities that are reasonably similar, ancillary, incidental, complimentary or related to, or a reasonable extension, development or expansion of, the business conducted or proposed to be conducted by the Company, the Restricted Subsidiaries, the Kodiak Entities and the Vector Entities on the Closing Date.
(j)    ~~(j)~~    Prepayments of Subordinated Debt. The Company will not, and will not permit any of its Restricted Subsidiaries to, voluntarily prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any Subordinated Debt, except:
(i)    ~~(i)~~    as long as no Event of Default then exists, regularly scheduled or mandatory repayments, repurchases, redemptions or defeasances of Subordinated Debt;
(ii)    ~~(ii)~~     prepayments, redemptions, purchases, defeasances or other satisfactions funded with the proceeds of Refinancing Debt with respect to such Subordinated Debt;

(iii)    ~~(iii)~~     as long as no Event of Default exists or would result therefrom, prepayments, redemptions, purchases, defeasances or other payments of Subordinated Debt in an aggregate principal amount not to exceed $50,000,000;
(iv)    ~~(iv)~~     the conversion (or exchange) of any Subordinated Debt to, or the payment of any Subordinated Debt from the proceeds of the issuance of, Equity Interests (other than Disqualified Equity Interests) so long as the proceeds thereof are excluded from the Available Amount;
(v)    ~~(v)~~    so long as no Potential Event of Default or Event of Default shall have occurred and be continuing or would result therefrom, additional prepayments, redemptions, purchases, defeasances or other payments of Subordinated Debt not to exceed the Available Amount; provided that at the time thereof and after giving effect thereto, the Consolidated Secured Net Leverage Ratio (or, following a Lien Release Event, but prior to any subsequent Ratings Trigger Event, the Consolidated Total Net Leverage Ratio) as of the last day of the most recent fiscal quarter of the Company for which financial statements have been delivered pursuant to Section 5.01(b)(i) or 5.01(b)(ii) (calculated on a pro forma basis) would not exceed 3.50:1.00; and
(vi)    ~~(vi)~~    so long as no Potential Event of Default or Event of Default shall have occurred and be continuing or would result therefrom, other prepayments, redemptions, purchases, defeasances or other payments of Subordinated Debt so long as, at the time thereof and after giving effect thereto, the Consolidated Secured Net Leverage Ratio (or, following a Lien Release Event, but prior to any subsequent Ratings Trigger Event, the Consolidated Total Net Leverage Ratio) as of the last day of the most recent fiscal quarter of the Company for which financial statements have been delivered pursuant to Section 5.01(b)(i) or 5.01(b)(ii) (calculated on a pro forma basis) would not exceed 2.75:1.00.
(k)    ~~(k)~~    Accounting Changes. The Company will not, and will not permit any of its Restricted Subsidiaries to, make any change in its fiscal year; provided that (i) the Company shall be permitted to make a single change in fiscal year during the term of this Agreement and (ii) each of Kodiak and Vector shall be permitted to change its fiscal year to end at March 31 for each fiscal year and, in each such case the Company and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year.
(l)    ~~(l)~~    Modification of Certain Agreements. The Company will not, and will not permit any of its Restricted Subsidiaries to, amend, modify or change in any manner materially adverse to the interests of the Lenders, as determined in good faith by the Company, (x) any term or condition of any Subordinated Debt having an aggregate outstanding principal amount greater than $50,000,000 (other than as a result of any Refinancing Debt in respect thereof) without the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed); provided, however that no amendment, modification or change of any term or condition of any Subordinated Debt that is otherwise expressly permitted by any subordination provisions set forth in the applicable Subordinated Debt or any other stand-alone subordination agreement in respect thereof shall be deemed to be materially adverse to the interests of the Lenders or (y) the Company’s or any Guarantor’s Organizational Documents.
(m)    ~~(m)~~    Financial Covenants. Without the written consent of the Majority Facility Lenders under the Pro Rata Facilities (clauses (i) and (ii) below, the “Financial Covenants”):
(i)    ~~(i)~~    Minimum Interest Coverage Ratio. The Company will not permit at the end of any quarterly financial reporting period (beginning with the quarterly financial reporting period ending September 30, 2018) the ratio of Consolidated EBITDA to Consolidated Interest Expense for the period of four consecutive fiscal quarters ending on the last day of such quarterly financial reporting period, taken as a single period, to be less than 3.00:1.00.
(ii)    ~~(ii)~~    Consolidated Total Debt to Consolidated EBITDA Ratio. The Company will not permit at the end of any quarterly financial reporting period ~~(beginning with the quarterly financial reporting period ending September 30, 2018)~~ the Consolidated Total Net Leverage Ratio to exceed (A) at any time prior to the earlier to occur of (1) the end of the ~~first~~ fiscal quarter ending ~~December 31, 2019~~September 30, 2020 and (2) the occurrence of any Lien Release Event, 4.50:100 and (B) at any time thereafter, ~~3.7~~4.25:1.00 (or, in the case of this clause (B), ~~4.0~~4.50:1.00 during the 12-month period following the consummation of any Permitted Acquisition or series of related Permitted Acquisitions that involves consideration (including non-cash consideration) with a fair market value, as of the date of the closing thereof, in excess of $100,000,000).
ARTICLE VI
EVENTS OF DEFAULT

Section 6.01    Events of Default. If any of the following events (“Events of Default”) shall occur and be continuing:
(a)    ~~(a)~~    The Company or any Guarantor shall fail to pay any principal of any Advance when the same becomes due and payable or the Company or any Guarantor shall fail to pay any interest on any Advance or any fees or other amounts payable hereunder within five days of the date due; or
(b)    ~~(b)~~    Any representation or warranty made by the Company and/or any Guarantor herein or in connection with this Agreement shall prove to have been incorrect in any material respect when made or deemed made; or
(c)    ~~(c)~~    The Company or any Guarantor shall fail to perform or observe (i) any term, covenant or agreement contained in Section 2.15, Section 5.01(c) (with respect to the existence of the Company) or Section 5.02; provided that a Potential Event of Default or Event of Default that results from a failure of the Company to comply with Section 5.02(m) shall not constitute a Potential Event of Default or Event of Default for purposes of the Term Loan B Facility or any other facility other than the Pro Rata Facilities unless and until the date upon which the Majority Pro Rata Facility Lenders have actually terminated all Revolving Commitments, Tranche A1 Commitments and Tranche A2 Commitments and declared all Revolving Loan Advances, Tranche A1 Advances and Tranche A2 Advances to be immediately due and payable in accordance with this Agreement (the “Financial Covenant Standstill”), or (ii) any other term, covenant or agreement contained in this Agreement on its part to be performed or observed if the failure to perform or observe such other term, covenant or agreement shall remain unremedied for 30 days after the earlier to occur of (x) written notice thereof having been given to the Company by the Administrative Agent at the request of any Lender or (y) actual knowledge by the Company of such failure; or
(d)    ~~(d)~~    (i) The Company or any of its Restricted Subsidiaries that are Significant Subsidiaries shall fail to pay any principal of or premium or interest on any of its Indebtedness or any payment obligations in respect of guarantees of the Company or any such Significant Subsidiary of Indebtedness owed to any Person other than the Company and the Restricted Subsidiaries which is outstanding in a principal amount of at least $200,000,000 in the aggregate (but excluding Indebtedness arising under this Agreement) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness or guarantee; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment or by a required prepayment of insurance proceeds or by a required prepayment as a result of formulas based on asset sales or excess cash flow), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof; or (ii) there occurs under any Hedge Agreement an Early Termination Date (as defined, or as such comparable term may be used and defined, in such Hedge Agreement) resulting from (A) any event of default under such Hedge Agreement as to which the Company or any Subsidiary is the “Defaulting Party” (as defined, or as such comparable term may be used and defined, in such Hedge Agreement) or (B) any “Termination Event” (as defined, or as such comparable term may be used and defined, in such Hedge Agreement) under such Hedge Agreement as to which the Company or any Subsidiary is an Affected Party (as defined, or as such comparable term may be used and defined, in such Hedge Agreement) and, in either event, the Hedge Termination Value owed by the Company or any Subsidiary as a result thereof is at least $200,000,000; or
(e)    ~~(e)~~    The Company or any of its Restricted Subsidiaries that are Significant Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Company or any of its Restricted Subsidiaries that are Significant Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for a substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Company or any of its Restricted Subsidiaries that are Significant Subsidiaries shall take any corporate or partnership action to authorize any of the actions set forth above in this subsection (e); or
(f)    ~~(f)~~    Any judgment or order for the payment of money in excess of $200,000,000 shall be rendered against the Company or any of its Restricted Subsidiaries that are Significant Subsidiaries and is not promptly paid by the Company or any of its Restricted Subsidiaries that are Significant Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not be an Event of Default under this Section 6.01(f) if and to the extent that (i) the amount of such judgment or order is covered by a valid and binding policy of insurance covering payment thereof, (ii) such insurer shall be rated at least “A-” by A.M. Best Company and the Company deems the claims recovery as “probable” in its financial statements and (iii) such insurer has been notified of, and has not disputed the claim made for payment of, the amount of such judgment or order; or
(g)    ~~(g)    (i)~~(i)    There occurs one or more ERISA Events which individually or in the aggregate results in liability to the Company or any of its ERISA Affiliates in excess of $200,000,000 ~~over~~less the amount previously reflected for any such liabilities, in accordance with GAAP, on the financial statements delivered pursuant to Section 4.01(e); or
(ii)    ~~(ii)~~    The Company or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred an aggregate Withdrawal Liability for all years to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Company and its ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $200,000,000; or
(iii)    ~~(iii)~~    The Company or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is insolvent, in reorganization or is being terminated or has been determined to be in “endangered” or “critical” status, within the meaning of Title IV of ERISA, if as a result of such event the aggregate annual contributions of the Company and its ERISA Affiliates to all Multiemployer Plans that are then insolvent, in reorganization or being terminated or have been determined to be in endangered or critical status have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan year of such Multiemployer Plan immediately preceding the plan year in which the event occurs by an amount exceeding, in each case, $200,000,000; or

(h)    ~~(h)~~    the occurrence of a Change of Control; or
(i)    ~~(i)~~    any provision of Article VII shall for any reason cease to be valid and binding on or enforceable against any Guarantor or any Guarantor shall so state in writing; or
(j)    ~~(j)~~    the Lien on any material portion of the Collateral purported to be created under the Collateral Documents shall cease to be, or shall be asserted by the Company or any Guarantor in writing not to be, a valid and perfected Lien, with the priority required by the applicable Collateral Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents, (ii) as a result of the Collateral Agent’s failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Collateral Documents, (iii) as a result of the Administrative Agent’s failure to file UCC continuation statements, (iv) as to Collateral consisting of real property to the extent that such losses are covered by a lender’s title insurance policy and such insurer has not denied coverage or (v) as a result of acts or omissions of the Administrative Agent, the Collateral Agent or any Lender;
then, and in any such event (other than an Event of Default arising from a failure of the Company to comply with Section 5.02(m)), the Administrative Agent (i) shall at the request, or may with the consent, of the Majority Lenders, by notice to the Company, declare the Commitments and the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate (other than the obligations of the Lenders to fund their participations in Swing Line Advances), and (ii) shall at the request, or may with the consent, of the Majority Lenders, by notice to the Company, declare the Advances, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company and each Guarantor; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Company under the Bankruptcy Code, (A) the obligation of each Lender to make Advances shall automatically be terminated and (B) the Advances, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Company and each Guarantor; provided, further that during the continuance of any Event of Default arising from a failure of the Company to comply with Section 5.02(m), (A) solely upon the request of the Majority Pro Rata Facility Lenders, the Administrative Agent shall, by notice to the Company, (1) declare the Revolving Commitments, Tranche A1 Commitments, Tranche A2 Commitments and the obligation of each Lender to make Revolving Loan Advances, Tranche A1 Advances and Tranche A2 Advances to be terminated, whereupon the same shall forthwith terminate (other than the obligations of the Lenders to fund their participations in Swing Line Advances), and (2) declare the Revolving Loan Advances, Tranche A1 Advances and Tranche A2 Advances, all interest thereon and all other amounts payable under this Agreement in respect of such Revolving Loan Advances, Tranche A1 Advances and Tranche A2 Advances to be forthwith due and payable, whereupon the Revolving Loan Advances, Tranche A1 Advances and Tranche A2 Advances and all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company and each Guarantor and (B) subject to the Financial Covenant Standstill, the Administrative Agent shall at the request, or may with the consent, of the Majority Facility Lenders in respect of the Term Loan

B Facility, by notice to the Company, declare the Term Loan B Advances, all interest thereon and all other amounts payable under this Agreement in respect of the Term Loan B Advances to be forthwith due and payable, whereupon the Term Loan B Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company and each Guarantor.
Section 6.02    Application of Funds. After the exercise of remedies provided for in Section 6.01, subject to any Intercreditor Agreement then in effect, any amounts received on account of the Secured Obligations will be applied by the Administrative Agent in the following order:
(a)    ~~(a)~~    First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest, but including attorney’s fees payable under Section 9.04 and amounts payable under Section 2.10 and Section 2.12) payable to the Administrative Agent in its capacity as such;
(b)    ~~(b)~~    Second, to payment of that portion of the Secured Obligations constituting fees, indemnities and other amounts (other than principal and interest, but including attorney’s fees payable under Section 9.04 and amounts payable under Section 2.10 and Section 2.12) payable to the Lenders, ratably among them in proportion to the amounts described in this clause Second payable to them;
(c)    ~~(c)~~    Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid interest on the Advances, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;
(d)    ~~(d)~~    Fourth, to payment of that portion of the Secured Obligations constituting unpaid principal of the Advances and Secured Obligations under Secured Hedge Agreements, Secured Cash Management Obligations and Secured Letters of Credit, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth held by them;
(e)    ~~(e)~~    Fifth, to the payment of all other Secured Obligations of the Loan Parties that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Secured Obligations owing to the Administrative Agent and the other Secured Parties on such date; and
(f)    ~~(f)~~    Last, the balance, if any, after all of the Secured Obligations have been paid in full (other than (i) contingent obligations for indemnity, expense reimbursement, tax gross-up or yield protection for which no claim has been made and (ii) Secured Obligations under Secured Hedge Agreements, Secured Letters of Credit and Secured Cash Management Obligations to the extent not currently due), to the Company or as otherwise required by law.

ARTICLE VII
GUARANTY

Section 7.01    Unconditional Guaranty. Each Guarantor (for purposes of this Article VII, “Guarantor” shall also include the Company with respect to the Secured Obligations to the extent that the Company is not the primary obligor with respect thereto) hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as a surety, to the Administrative Agent, for the benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all obligations of the Company and each Guarantor now or hereafter existing under or in respect of this Agreement, each other Loan Document and each Other Secured Agreement (including, without limitation, any extensions, modifications, substitutions, amendments, renewals of or future increases in any or all of the foregoing obligations, whether or not contemplated or provided for by the Loan Documents and the Other Secured Agreements) and any other Secured Obligations, whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent, the Collateral Agent or any Secured Party in enforcing any rights under this Agreement. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company or any Guarantor, as the case may be, to the Administrative Agent, the Collateral Agent or any Secured Party under or in respect of this Agreement and the other Loan Documents and the Other Secured Agreements but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company or any Guarantor, as the case may be. Each Guarantor agrees that this is a guarantee of payment and not merely a guarantee of collection.
Section 7.02    Guaranty Absolute. ~~(a)~~ (a) Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of this Agreement, each other Loan Document and each Other Secured Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any other Secured Party with respect thereto. The obligations of each Guarantor under or in respect of the guarantee under this Article VII (this “Guaranty”) are independent of the Guaranteed Obligations or any other obligations of the Company or any other Guarantor, as the case may be, under or in respect of this Agreement, the other Loan Documents and the Other Secured Agreements, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Company or any Guarantor, as the case may be, or whether the Company or any Guarantor, as the case may be, is joined in any such action or actions, and any failure by the Administrative Agent or any other Secured Party to bring any such action, to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any Guarantor or any other Person or to realize upon any such guarantees or to exercise any rights of setoff or any release of the Company, any Guarantor or any other Person or guarantee or right of setoff, shall not relieve any

Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any other Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:
(i)    ~~(i)~~    any lack of validity or enforceability against the Company or any Guarantor, as the case may be, of this Agreement, any other Loan Document, any Other Secured Agreement or any agreement or instrument relating thereto;
(ii)    ~~(ii)~~    any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other obligations of the Company or any Guarantor, as the case may be, under or in respect of this Agreement, the other Loan Documents and the Other Secured Agreements, or any other amendment, supplement, modification or waiver of or any consent to departure from this Agreement, any other Loan Document or any Other Secured Agreement, including, without limitation, any renewal, extension or acceleration, or any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Company or any of its Restricted Subsidiaries or otherwise;
(iii)    ~~(iii)~~    any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;
(iv)    ~~(iv)~~    any manner of application of any collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other obligations of the Company or any Guarantor, as the case may be, under this Agreement, the other Loan Documents and the Other Secured Agreements or any other assets of the Company or any of its Restricted Subsidiaries;
(v)    ~~(v)~~    any change, restructuring or termination of the corporate structure or existence of the Company or any of its Restricted Subsidiaries;
(vi)    ~~(vi)~~    any failure of the Administrative Agent or any other Secured Party to disclose to any Guarantor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company, any Guarantor or any of their respective Subsidiaries now or hereafter known to the Administrative Agent or such other Secured Party (each Guarantor waiving any duty on the part of the Administrative Agent and the other Secured Parties to disclose such information);
(vii)    ~~(vii)~~    any settlement, compromise, release, discharge of, or acceptance or refusal of any payment or performance with respect to or reduction of liability of the Company, any other Guarantor or other guarantor or surety with respect to the Guaranteed Obligations, or any subordination of the Guaranteed Obligations to any other obligations;
(viii)    ~~(viii)~~      any failure or omission to assert or enforce or agreement or election not to assert or enforce, delay in enforcement, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under any Loan Document, any Other Secured Agreement, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of the payment of the Guaranteed Obligations; or
(ix)    ~~(ix)~~    any other circumstance (including, without limitation, to the fullest extent permitted under applicable law, any statute of limitations) or any existence of or reliance on any representation by the Administrative Agent or any other Secured Party that might in any manner or to any extent vary the risk of the Company or any other Guarantor, as the case may be, as an obligor in respect of the Guaranteed Obligations or otherwise constitute a defense available to, or a discharge of, the Company, any Guarantor or any other guarantor or surety.
No payment made by the Company, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Secured Party from the Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment, remain liable for the Guaranteed Obligations until the full discharge of the Guaranteed Obligations.
Section 7.03    Waivers and Acknowledgments. ~~(a)~~ (a) Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, marshaling, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agent or any other Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Company, any other Guarantor or any other Person or any collateral.
(b)    ~~(b)~~    Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.
(c)    ~~(c)~~    Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by the Administrative Agent, the Collateral Agent or any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against the Company, any other Guarantor, any other guarantor or any other Person or any collateral and (ii) any defense based on any right of set-off, limitation, discharge, termination or counterclaim against or in respect of the obligations of such Guarantor hereunder, including, without limitation, failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury.
(d)    ~~(d)~~    Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of the Administrative Agent or any other Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company or any of its Restricted Subsidiaries now or hereafter known by the Administrative Agent or such other Secured Party. Each Guarantor has adequate means to obtain information from the Company and each Guarantor on a continuing basis concerning the financial condition of the Company and each Guarantor and its ability to perform its obligations under the Loan Documents and the Other Secured Agreements, and each Guarantor assumes responsibility for being and keeping informed of the financial condition of the Company, each Guarantor and their respective Subsidiaries and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations.
(e)    ~~(e)~~    Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by this Agreement, the other Loan Documents and the Other Secured Agreements and that the waivers set forth in Section 7.02 and this Section 7.03 are knowingly made in contemplation of such benefits.
Section 7.04    Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Company, any other Guarantor or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under or in respect of this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent or any other Secured Party against the Company, any other Guarantor or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, any other Guarantor or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash (other than (i) contingent obligations for indemnity, expense reimbursement, tax gross-up or yield protection for which no claim has been made and (ii) Secured Obligations under Other Secured Agreements to the extent not currently due) and the aggregate Commitments shall have expired or been terminated. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the later of (a) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty (other than (i) contingent obligations for indemnity, expense reimbursement, tax gross-up or yield protection for which no claim has been made and (ii) Secured Obligations under Other Secured Agreements to the extent not currently due) and (b) the latest Maturity Date then in effect, such amount shall be received and held in trust for the benefit of the Administrative Agent and the other Secured Parties, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of this Agreement, the other Loan Documents and the Other Secured Agreements. If (i) any Guarantor shall make payment to the Administrative Agent or any other Secured Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash (other than (i) contingent obligations for indemnity, expense reimbursement, tax gross-up or yield protection for which no claim has been made and (ii) Secured Obligations under Other Secured Agreements to the extent not currently due) and (iii) the latest Maturity Date then in effect shall have occurred, the Administrative Agent and the other Secured Parties will, at any Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.
Section 7.05    Continuing Guaranty; Assignments. ~~(a)~~ (a) This Guaranty is a continuing guaranty of payment and performance and not merely of collectability and shall (A) except as set forth in Section 7.05(b), remain in full force and effect until the later of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty (other than (i) contingent obligations for indemnity, expense reimbursement, tax gross-up or yield protection for which no claim has been made and (ii) Secured Obligations under Other Secured Agreements to the extent not currently due) and (ii) the latest Maturity Date then in effect, (B) be binding upon each Guarantor, its successors and assigns and (C) inure to the benefit of and be enforceable by the Administrative Agent and the other Secured Parties and their successors, transferees and assigns. Without limiting the generality of clause (C) of the immediately preceding sentence, the Administrative Agent or any other Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitments and the Advances owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Administrative Agent or such other Secured Party herein or otherwise, in each case as and to the extent provided in Section 8.06 or 9.07, as the case may be.
(b)    ~~(b)~~ The guaranty of a Guarantor or its successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by the Agent, any Secured Party or any other Person in accordance with Section 9.08.
Section 7.06    Limitation on Obligations of Guarantors. ~~(a)~~ (a) Anything in this Agreement to the contrary notwithstanding, the right of recovery against each Guarantor under this Article VII shall not exceed $1.00 less than the lowest amount which would render such Guarantor’s obligations under this Article VII void or voidable under applicable law, including, without limitation, the Uniform Fraudulent Conveyance Act, Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to the guaranty set forth herein and the obligations of each Guarantor hereunder. To effectuate the foregoing, the obligations of the Guarantors hereunder shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of applicable law. To the fullest extent permitted by applicable law, this Section 7.06 shall be for the benefit solely of creditors and representatives of creditors of each Guarantor and not for the benefit of such Guarantor or the holders of any Equity Interest in such Guarantor.

(b)    ~~(b)~~    Each Guarantor agrees that Guaranteed Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 7.06(a) without impairing the guarantee contained in this Article VII or affecting the rights and remedies of any Secured Party hereunder.
Section 7.07    Subordination of the Other Obligations. Upon the occurrence and during the continuance of an Event of Default under Section 6.01(e), any Indebtedness of the Company or any Guarantor now or hereafter held by any other Guarantor (the “Obligee Guarantor”) whether as original creditor, assignee, or by way of subrogation, restitution or otherwise, is hereby subordinated in right of payment to the Guaranteed Obligations, and any such Indebtedness collected or received by the Obligee Guarantor following the occurrence and during the continuance of any such Event of Default shall, so long as such Event of Default shall be continuing, be held in trust for the Administrative Agent on behalf of the Secured Parties and shall forthwith be paid over to the Administrative Agent for the benefit of the Secured Parties to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof.
Section 7.08    Financial Condition of the Company and the Guarantors. Any credit extension may be made to or for the benefit of the Company or continued from time to time without notice to or authorization from the Company or any Guarantor (other than notice to or authorization from the Loan Party party to the applicable credit extension) regardless of the financial or other condition of the Company or any Guarantor at the time of any such grant.
Section 7.09    Reinstatement. If at any time payment of any of the Guaranteed Obligations or any portion thereof is rescinded, disgorged or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, or if the Administrative Agent or any other Secured Party repays, restores, or returns, in whole or in part, any payment or property previously paid or transferred to the Administrative Agent or such other Secured Party in full or partial satisfaction of any Guaranteed Obligation, because the payment or transfer or the incurrence of the obligation so satisfied, is declared to be void, voidable, or otherwise recoverable under any state or federal law (collectively a “Voidable Transfer”), or because the Administrative Agent or such other Secured Party elects to do so on the reasonable advice of its counsel in connection with an assertion that the payment, transfer or incurrence is a Voidable Transfer, then, as to any such Voidable Transfer and as to all reasonable costs, expenses and attorney’s fees of the Administrative Agent or such other Secured Party related thereto, the liability of each Guarantor hereunder will automatically and immediately be revived, reinstated, and restored and will exist as though the Voidable Transfer had never been made.
Section 7.10    Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Specified Loan Party to honor all of its obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 7.10 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 7.10, or otherwise under this Agreement, as it relates to such Specified Loan Party, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 7.10 shall remain in full force and effect until the payment in full in cash of the Secured Obligations (other than (i) contingent obligations for indemnity, expense reimbursement, tax gross-up or yield protection for which no claim has been made and (ii) Secured Obligations under Other Secured Agreements to the extent not currently due). Each Qualified ECP Guarantor intends that this Section 7.10 constitute, and this Section 7.10 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Specified Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
Section 7.11    Guarantees of Secured Hedge Obligations. Notwithstanding anything else to the contrary in any Loan Document, no non-Qualified ECP Guarantor shall be required to guarantee or provide security for Excluded Swap Obligations, and any reference in any Loan Document with respect to such non-Qualified ECP Guarantor guaranteeing or providing security for the Secured Obligations shall be deemed to be all Secured Obligations other than the Excluded Swap Obligations.
ARTICLE VIII
THE AGENTS

Section 8.01    Appointment and Authority.

(a)    ~~(a)~~    Each Lender hereby irrevocably appoints MUFG to act on its behalf as the Administrative Agent hereunder and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and, except as expressly set forth in Section 8.06, the Company shall not have any rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.
(b)    ~~(b)~~     Each of the Lenders hereby (i) irrevocably appoints and authorizes the Collateral Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Company and the Guarantors to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto and (ii) directs the Collateral Agent to enter into the Collateral Documents. In this connection, the Collateral Agent and any co-agents, sub-agents and attorneys-in-fact appointed by the Collateral Agent hereunder for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Collateral Agent or for performing any of its or their other obligations under this Agreement or the other

Loan Documents, shall be entitled to the benefits of, and shall be entitled to enforce, all provisions of this Article VIII and Article IX (including Sections 8.05, 9.01 and 9.04) (in the case of such co-agents, sub-agents and attorneys-in-fact, as if they were the Collateral Agent under the Loan Documents and as if set forth in full herein with respect thereto).
(c)    ~~(c)~~    Without limiting the generality of the foregoing, the Agents are hereby expressly authorized to (i) execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Collateral Documents and (ii) negotiate, enforce or settle any claim, action or proceeding affecting the Lenders in their capacity as such, at the direction of the applicable Majority Lenders, which negotiation, enforcement or settlement will be binding upon each Lender. In the event that any obligations (other than the Secured Obligations) are permitted to be incurred hereunder and secured by Liens permitted to be incurred hereunder on all or a portion of the Collateral, each Lender authorizes each Agent to enter into intercreditor agreements, subordination agreements and amendments to the Collateral Documents to reflect such arrangements on terms acceptable to such Agent. The Collateral Agent shall, except in the case of any obligation to any Loan Party expressly set forth in any Loan Document, be entitled to request the written direction of the other Agents to enter into any such intercreditor agreements, subordination agreements, additional Collateral Documents and amendments to the Collateral Documents and to refrain from executing such documents until such written direction is received.

Section 8.02    Rights as a Lender.

Each Person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as an Agent hereunder in its individual capacity. Each such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Company or any Restricted Subsidiary or other Affiliate thereof as if such Person were not an Agent hereunder and without any duty to account therefor to the Lenders.
Section 8.02    Rights as a Lender.
Each Person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as an Agent hereunder in its individual capacity. Each such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Company or any Restricted Subsidiary or other Affiliate thereof as if such Person were not an Agent hereunder and without any duty to account therefor to the Lenders.
Section 8.03    Exculpatory Provisions.
(a)    ~~(a)~~    No Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Agents:

(i)    ~~(i)~~    shall not be subject to any fiduciary or other implied duties, regardless of whether a Potential Event of Default or Event of Default has occurred and is continuing;
(ii)    ~~(ii)~~    shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that each Agent is required to exercise as directed in writing by the Majority Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any debtor relief law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any debtor relief law; and
(iii)    ~~(iii)~~    shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Affiliates that is communicated to or obtained by the Person serving as an Agent or any of its Affiliates in any capacity.
(b)    ~~(b)~~    No Agent shall be liable for any action taken or not taken by it (i) with the consent or at the request of the applicable Majority Lenders (or such other number or percentage of the Lenders as shall be necessary, or as such Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.01 and 6.01), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. Each Agent shall be deemed not to have knowledge of any Potential Event of Default or Event of Default or the event or events that give or may give rise to any Potential Event of Default or Event of Default unless and until the Company or any Lender shall have given notice to the Agent describing such Potential Event of Default or Event of Default and such event or events.
(c)    ~~(c)~~    No Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Potential Event of Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the creation, perfection or priority of any Lien purported to be created by the Collateral Documents or (vi) the satisfaction of any condition set forth in Article III or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to such Agent.
Section 8.04    Reliance by Agents.

(a)    ~~(a)~~    Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of an Advance that by its terms must be fulfilled to the satisfaction of a Lender, each Agent may presume that such condition is satisfactory to such Lender unless an officer of such Agent responsible for the transactions contemplated hereby shall have received notice to the contrary from such Lender prior to the making of such Advance, and such Lender shall not have made available to such Agent such Lender’s ratable portion of the applicable Borrowing. Each Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
(b)    ~~(b)~~    Notwithstanding anything herein or in any other Loan Document to the contrary, the Collateral Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) hereunder or under any other Loan Document, or from the exercise of any power, discretion or authority vested in it hereunder or thereunder, other than any such action or failure to act expressly required hereunder or thereunder, unless and until the Collateral Agent shall have received written instructions in respect thereof from the Majority Lenders or another Agent.

Section 8.05    Indemnification. The Lenders agree to indemnify each Agent (to the extent the Company is required to reimburse each Agent pursuant to Section 9.04 and only to the extent not reimbursed by the Company), ratably according to the respective principal amounts of the Advances then held by each of them (or if no Advances are at the time outstanding or if any Advances are held by Persons which are not Lenders, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against any Agent in any way relating to or arising out of this Agreement or any action taken or omitted by any Agent under this Agreement, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from any Agent’s gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse each Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by such Agent in connection with the preparation, execution, delivery, administration, syndication, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that such Agent is not reimbursed for such expenses by the Company.

Section 8.06    Resignation of Any Agent. ~~(a)~~ (a) Each Agent may at any time give notice of its resignation to the Lenders and the Company. Upon receipt of any such notice of resignation, the applicable Majority Lenders shall have the right, in consultation with the Company, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the applicable Majority Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation (or such earlier day as shall be agreed by the applicable Majority Lenders) (the “Resignation Effective Date”), then the retiring Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.
(b)    ~~(b)~~    If the Person serving as an Agent is a Defaulting Lender pursuant to clause (v) of the definition thereof, the applicable Majority Lenders may, to the extent permitted by applicable law, by notice in writing to the Company and such Person remove such Person as an Agent and, in consultation with the Company, appoint a successor. If no such successor shall have been so appointed by the applicable Majority Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the applicable Majority Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
(c)    ~~(c)~~    With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Agent shall be discharged from its duties and obligations as Agent hereunder and under the other Loan Documents and (2) except for any indemnity payments owed to the retiring or removed Agent, all payments, communications and determinations provided to be made by, to or through the Agent shall instead be made by or to each Lender directly and, during such period, the Company shall have no obligation to pay to any Person the fees described in Section 2.04(b) that would otherwise be payable to the retiring or removed Agent, until such time, if any, as the applicable Majority Lenders appoint a successor Agent as provided for above. Upon the acceptance of a successor’s appointment as an Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties as an Agent of the retiring or removed Agent (other than any rights to indemnity payments owed to the retiring or removed Agent), and the retiring or removed Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Company to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the retiring or removed Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 9.04 shall continue in effect for the benefit of such retiring or removed Agent, its sub‑agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Agent was acting as an Agent.
(d)    ~~(d)~~    Notwithstanding anything herein or in any other Loan Document to the contrary, any Person into which the Collateral Agent may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Collateral Agent is a party, or any Person succeeding to the business of the Collateral Agent, shall be the successor of the Collateral Agent hereunder and under the other Loan Documents without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, merger, conversion or consolidation. The Collateral Agent shall forthwith notify the parties hereto in writing of any such event.

Section 8.07    Delegation of Duties. Each Agent may perform any and all of its duties and exercise its rights and powers hereunder by or through any one or more sub‑agents appointed by such Agent. Each Agent and any such sub‑agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. Each such sub‑agent and the Related Parties of any Agent and each such sub‑agent shall be entitled to the benefits of all provisions of this Article VIII and Section 9.04 (as though such sub-agents were an “Agent” hereunder) as if set forth in full herein with respect thereto.
Section 8.08    Non-Reliance on Any Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
Section 8.09    Other Agents. Each Lender hereby acknowledges that neither the syndication agents, nor the documentation agents or any other Lender designated as any “Agent” on the cover page hereof (other than the Agents) has any liability hereunder other than in its capacity as a Lender (to the extent it is a Lender).
ARTICLE IX
MISCELLANEOUS

Section 9.01    Amendments, Etc.
Subject to Section 2.02(b)(~~iv)(B~~v), no amendment or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by the Company or any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by (or consented to by) each Lender affected thereby, do any of the following:
(a)    ~~(a)~~    waive any of the conditions specified in Section 3.01, 3.02 or 3.03;
(b)    ~~(b)~~    extend or increase the Commitments of such Lender;
(c)    ~~(c)~~    reduce the principal of, or rate of interest on, the Advances or any fees or other amounts payable to such Lender hereunder;
(d)    ~~(d)~~    postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable to such Lender hereunder;

(e)    ~~(e)~~    change the percentage of the Commitments or of the aggregate unpaid principal amount of the Advances, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder;
(f)    ~~(f)~~    release substantially all, in value, of the Guarantors from their guaranties set forth in Article VII hereof;
(g)    ~~(g)~~    release all or substantially all of the Collateral from the Liens of the Collateral Documents;
(h)    ~~(h)~~    amend this Section 9.01 or the definition of “Majority Lenders” or “Majority Facility Lenders”; or
(i)    ~~(i)~~    change Section 2.13 or Section 6.02 in a manner that would alter the order of or the pro rata sharing of payments or setoffs required thereby;
and provided, further that (v) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any Note, (w) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Bank, affect the rights or duties of the Swing Line Bank under this Agreement, (x) no amendment, waiver or consent shall be made to modify Section 5.02(m) or any definition related thereto (as any such definition is used for purposes of Section 5.02(m)), accelerate any Pro Rata Facility upon a breach of Section 5.02(m) or waive any Potential Event of Default or Event of Default resulting from a failure to perform or observe the requirements of Section 5.02(m) without the written consent of the Majority Facility Lenders under the Pro Rata Facilities; provided, however, that the amendments, waivers and consents described in this clause (x) shall not require the consent of any Lenders other than the Majority Facility Lenders under the Pro Rata Facilities, (y) the consent of Lenders having at least a majority in interest of a Facility shall be required with respect to any amendment or waiver that by its terms adversely affects the rights of Lenders under such Facility in respect of payments hereunder in a manner that is materially worse than the manner in which such amendment or waiver affects other Facilities and (z) no amendment, waiver or consent shall be made to modify Section 3.03 or waive any Potential Event of Default or Event of Default (or amend any Loan Document to effectively waive any Potential Event of Default or Event of Default) without the written consent of Lenders having at least a majority in interest of the outstanding Advances under the Revolving Facility if the effect of such amendment, modification or waiver is that the Revolving Lenders shall be required to fund any Revolving Loan Advances when such Revolving Lenders would otherwise not be required to do so. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (x) the Commitment of any Defaulting Lender may not be increased or extended nor amounts owed to such Lender reduced or the final maturity thereof extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.

In addition, the Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments to this Agreement and the other Loan Documents (each an “Extension Amendment”) as may be necessary in order to establish new tranches in respect of Extended Advances and such amendments as permitted by the succeeding sentence as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Company in connection with the establishment of such new tranches of Advances. No consent of any Lender or any other Person will be required to effectuate any Extension, other than the consent of the Administrative Agent (such consent not to be unreasonably withheld, delayed or condition), the Company and the applicable Consenting Lender.
Notwithstanding the foregoing, each Incremental Revolving Assumption Agreement, Incremental Term Loan A Facility Amendment and Incremental Term Loan B Facility Amendment may be effected in accordance with Section 2.20 without the consent of any Lenders other than the Incremental Lenders providing the Incremental Facility contemplated thereby.
In addition, notwithstanding the foregoing, this Agreement may be amended (any such amendment, a “Replacement Amendment”) with the written consent of the Administrative Agent (not to be unreasonably withheld or delayed), the Company and the Lenders providing the relevant Replacement Advances (as defined below) to permit the refinancing, replacement or modification of all or a portion of the outstanding Advances of any Class (each, “Replaced Advances”) and, in the case of the Revolving Facility, all or any portion of the Commitments of such Class (each, “Replaced Commitments”) with a replacement facility (a “Replacement Facility”) hereunder (each, “Replacement Advances” and “Replacement Commitments”), provided that (a) the aggregate principal amount of such Replacement Advances or Replacement Commitments shall not exceed the aggregate principal amount of such Replaced Advances or Replaced Commitments and (b) the Maturity Date and Weighted Average Life to Maturity of such Replacement Advances shall not be less than or earlier than such Replaced Advances and, in the case of the Revolving Facility, the commitment termination date with respect to such Replacement Commitments shall not be earlier than the Revolving Commitment Termination Date with respect to such Replaced Commitments.
Furthermore, and notwithstanding anything else to the contrary contained in this Section 9.01, if the Administrative Agent and the Company shall have jointly identified an obvious error or any error or omission of a technical nature, in each case in any provision of this Agreement or any other Loan Document, then the Administrative Agent and the Company shall be permitted to amend such provision, and such amendments shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Majority Lenders within five Business Days following receipt of notice thereof.
Furthermore, and notwithstanding anything else to the contrary contained in this Section 9.01, if the Administrative Agent, the Swing Line Bank and the Company shall have jointly identified an issue of an operational nature in any provision of this Agreement related to the Swing Line Sub-Facility, then the Administrative Agent, the Swing Line Bank and the Company shall be permitted to amend such provision, and such amendments shall become effective without any further action or consent of any other party hereto if the same is not objected to in writing by the Majority Lenders within five Business Days following receipt of notice thereof.

Section 9.02    Notices, Etc.

(a)    ~~(a)~~    General. Unless otherwise expressly provided in this Agreement, all notices, requests, demands, directions and other communications provided for hereunder shall be in writing (including by facsimile transmission or, to the extent provided in Section 9.02(e), electronic communication). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)    ~~(1)~~ if to the Company, the Guarantors, the Administrative Agent or the Collateral Agent, to the address, facsimile number, electronic mail address or telephone number set forth below, or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties:

Company:	Perspecta Inc. 15052 Conference Center Drive Chantilly, VA 20151 Attention: Henry M. Miller Jr., Stonegate 2 Email: ~~henry.m.miller@vencore.com~~henry.m.miller@perspecta.com Fax: 571-313-6944

Guarantors:	c/o Perspecta Inc. 15052 Conference Center Drive Chantilly, VA 20151 Attention: Henry M. Miller Jr., Stonegate 2 Email: ~~henry.m.miller@vencore.com~~henry.m.miller@perspecta.com Fax: 571-313-6944

Administrative Agent:	As specified on Schedule 9.02 hereto;

Collateral Agent:	As specified on Schedule 9.02 hereto;
(ii)    ~~(2)~~ if to any other Lender, to the address, facsimile number, electronic mail address or telephone number set forth in its Administrative Questionnaire; and
(iii)    ~~(3)~~ if to any Swing Line Bank, to it at the address provided in writing to the Administrative Agent and the Company.
(b)    ~~(b)~~    Timing. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto during the recipient’s normal business hours (or if delivered after normal business hours shall be deemed to have been delivered on the next Business Day) and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four Business Days after deposit in the United States mail, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail when received; provided, however, that notices and other communications to the Administrative Agent pursuant to Article II or VII shall not be effective until actually received by such Person. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.
(c)    ~~(c)~~    Effectiveness of Facsimile Documents and Signatures. This Agreement and, except as otherwise specified herein, any documents delivered pursuant to or in connection with this Agreement may be transmitted and/or signed by facsimile or other electronic delivery. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on the Company, the Guarantors, the Administrative Agent, the Collateral Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.
(d)    ~~(d)~~    Reliance by the Agents and Lenders. The Administrative Agent and the Collateral Agent and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of the Company or the Guarantors even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Company shall indemnify each Indemnified Person from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Company or any Guarantor. All telephonic notices to and other communications with the Administrative Agent or the Collateral Agent may be recorded by the Administrative Agent or the Collateral Agent, as applicable, and each of the parties hereto hereby consents to such recording.
(e)    ~~(e)~~    Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including email and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, the Collateral Agent, the Company or any Guarantor may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
Unless the Administrative Agent or the Collateral Agent otherwise prescribes, (i) notices and other communications sent to an email address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its email address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.
(f)    ~~(f)~~    Change of Address, etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.
(g)    ~~(g)~~    Platform.
(i)    ~~(i)~~    The Company agrees that the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system (the “Platform”).
(ii)    ~~(ii)~~    The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Company, any Guarantor, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Company’s, any Guarantor’s or the Administrative Agent’s transmission of communications through the Platform. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Company or any Guarantor pursuant to any Loan Document or the transactions contemplated therein which is distributed to the Administrative Agent or any Lender by means of electronic communications pursuant to this Section, including through the Platform.
(iii)    ~~(iii)~~    The Company and each Lender acknowledge that certain of the Lenders may be Public Lenders and, if documents or notices required to be delivered pursuant to Section 5.01(b) or otherwise are being distributed through the Platform, any document or notice that the Company has indicated contains Non-Public Information shall not be posted on that portion of the Platform designated for Public Lenders. The Company agrees to clearly designate all information provided to the Administrative Agent by or on behalf of the Loan Parties which is suitable to make available to Public Lenders. If the Company has not indicated whether a document or notice delivered pursuant to Section 5.01(b) or otherwise contains Non-Public Information, the Administrative Agent shall only be authorized to post such document or notice on that portion of the Platform designated for Lenders who wish to receive material non-public information with respect to the Company, its Subsidiaries and their respective securities.
Section 9.03    No Waiver; Remedies. No failure on the part of any Lender, the Administrative Agent or the Collateral Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
Section 9.04    Costs, Expenses and Indemnification.
(a)    ~~(a)~~    The Company agrees to pay promptly on demand all reasonable costs and out-of-pocket expenses of the Arrangers, the Administrative Agent and the Collateral Agent (in their respective capacities as such) in connection with the preparation, execution, delivery, administration, syndication, modification and amendment of this Agreement, and the other documents to be delivered hereunder or thereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of a single counsel for the Arrangers, the Administrative Agent and the Collateral Agent and, if necessary, of a single local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) and, in the case of an actual or perceived conflict of interest where the party affected by such conflict informs the Company of such conflict and thereafter retains its own counsel, of another firm of counsel for such affected party, with respect thereto and with respect to advising the Arrangers, the Administrative Agent and the Collateral Agent as to their respective rights and responsibilities hereunder. The Company further agrees to pay promptly on demand all costs and expenses of the Administrative Agent, the Collateral Agent and of each Lender, if any (including, without limitation, reasonable counsel fees and out-of-pocket expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement and the other documents to be delivered hereunder, including, without limitation, reasonable counsel fees and out-of-pocket expenses in connection with the enforcement of rights under this Section 9.04(a). This Section 9.04(a) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.
(b)    ~~(b)~~    If any payment of principal of any Eurocurrency Rate Advance extended to the Company is made other than on the last day of the interest period for such Advance, as a result of a payment pursuant to Section 2.06 or acceleration of the maturity of the Advances pursuant to Section 6.01 or for any other reason, the Company shall, upon demand by any Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.
(c)    ~~(c)~~    The Company agrees to indemnify and hold harmless each of the Administrative Agent and the Collateral Agent (in its capacity as such), each Lender and each director, officer, employee, agent, attorney and affiliate of the Administrative Agent, the Collateral Agent and each Lender and each director, officer, employee, agent and attorney of the Administrative Agent’s, the Collateral Agent’s and each Lender’s affiliate (each an “Indemnified Person”) in connection with any expenses, losses, claims, damages or liabilities to which the Administrative Agent, the Collateral Agent, a Lender or such Indemnified Persons may become subject, insofar as such expenses, losses, claims, damages or liabilities (or actions or other proceedings commenced or threatened in respect thereof) arise out of the transactions referred to in this Agreement or arise from any use or intended use of the proceeds of the Advances, or in any way arise out of any violations of or liabilities under Environmental Laws relating in any way to the Company or the Guarantors that violate Environmental Laws, and to reimburse the Administrative Agent, the Collateral Agent, each Lender and each Indemnified Person, upon their demand, for any reasonable legal or other out-of-pocket expenses incurred in connection with investigating, defending or participating in any such loss, claim, damage, liability, or action or other proceeding, whether commenced or threatened (whether or not the Administrative Agent, the Collateral Agent, such Lender or any such person is a party to any action or proceeding out of which any such expense arises); provided that nothing in this Section 9.04(c) shall obligate the Company to pay the normal expenses of the Administrative Agent in the administration of this Agreement in the absence of pending or threatened litigation or other proceedings or the claims or threatened claims of others and then only to the extent arising therefrom. Notwithstanding the foregoing, the Company shall have no obligation hereunder to an Indemnified Person with respect to indemnified liabilities which have resulted from the gross negligence, bad faith or willful misconduct of such Indemnified Person, as determined by a final and nonappealable judgment by a court of competent jurisdiction, or which have resulted from a claim brought by the Company or any Guarantor against an Indemnified Person for breach in bad faith of such Indemnified Person’s obligations hereunder in which the Company or such Guarantor has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. In the case of an investigation, litigation or proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Company or any Guarantor, any of the Company’s equity holders or creditors, an Indemnified Person or any other person or entity, whether or not an Indemnified Person is otherwise a party thereto. This Section 9.04(c) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.
(d)    ~~(d)~~    To the fullest extent permitted by applicable law, neither the Company nor any Guarantor shall assert, and the Company and each Guarantor each hereby waives, any claim against any Indemnified Person, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of this Agreement, or any agreement or instrument contemplated hereby, the transactions contemplated hereby, any Advance or the use of the proceeds thereof.
Section 9.05    Right of Set-off. Upon the acceleration of the Obligations, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (time or demand, provisional or final, or general, but not special (in whatever currency)) at any time held and other indebtedness (in whatever currency) at any time owing by such Secured Party or any Affiliate thereof to or for the credit or the account of the Company or the Guarantors against any and all of the obligations of the Company or the Guarantors (as the case may be) now or hereafter existing under this Agreement that are then due and payable, whether or not such Secured Party shall have made any demand under this Agreement, and each such Affiliate is hereby irrevocably authorized to permit such setoff and application. Each Secured Party agrees promptly to notify the Company after any such set-off and application made by such Secured Party, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Secured Party may have.
Section 9.06    Binding Effect. This Agreement shall be deemed to have been executed and delivered when it shall have been executed by the Company, the Guarantors, the Administrative Agent and the Collateral Agent and when the Administrative Agent shall have been notified by each Lender that such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Company, each Guarantor, the Administrative Agent, the Collateral Agent and each Lender and their respective successors and permitted assigns, except that, other than as expressly provided herein, none of the Company or any Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of all Lenders. This Agreement and the fee letter referred to in Section 2.04(b) constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous oral agreements and understandings relating to the subject matter hereof.
Section 9.07    Assignments and Participations.
(a)    ~~(a)~~    Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Company may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 9.07(b), (ii) by way of participation in accordance with the provisions of Section 9.07(d) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 9.07(e) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)    ~~(b)~~    Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Advances at the time owing to it); provided that (in each case with respect to any Facility), any such assignment shall be subject to the following conditions:
(i)    ~~(i)~~    Minimum Amounts.
(A)    ~~(A)~~ in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Advances at the time owing to it (in each case with respect to any Facility) or contemporaneous assignments to related Approved Funds that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and
(B)    ~~(B)~~ in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Advances outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Advances of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than (x) in the case of the Term Loan A Facilities, $2,000,000, (y) in the case of the Revolving Facility, $5,000,000 and (z) in the case of the Term Loan B Facility, $1,000,000, in each case in increments of $1,000,000 in excess thereof and unless the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed).
(ii)    ~~(ii)~~    Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Advance or the Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis.
(iii)    ~~(iii)~~    Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition:
(A)    ~~(A)~~ the consent of the Company (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default under Section 6.01(a) or 6.01(e) has occurred and is continuing at the time of such assignment, or (y) (1) in the case of any assignment of rights and obligations in respect of a Term Facility, such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund and (2) in the case of any assignment of rights and obligations in respect of a Revolving Facility, such assignment is to a Lender with a Commitment in respect of such Facility, an Affiliate of such a Lender or an approved fund with respect to such a Lender; provided that the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten Business Days after having received notice thereof;
(B)    ~~(B)~~ the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any Facility if such assignment is to a Person that is not a Lender with a Commitment in respect of such Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and
(C)    ~~(C)~~ the consent of each Swing Line Bank with a Swing Line Commitment (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of the Revolving Facility to the extent that the Swing Line Sub-Facility is greater than zero.
(iv)    ~~(iv)~~    Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption together with a processing and recordation fee of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment; provided further that such processing and recordation fee shall be waived in respect of any assignments made between MUFG and its Affiliates. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
(v)    ~~(v)~~    No Assignment to Certain Persons. No such assignment shall be made to (A) the Company or any of the Company’s Affiliates or Subsidiaries (except pursuant to Section 2.06(c)(iii) or Section 9.07(b)(viii)) or (B) any Defaulting Lender or potential Defaulting Lender or any of their respective Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B).
(vi)    ~~(vi)~~    No Assignment to Natural Persons. No such assignment shall be made to a natural Person.
(vii)    ~~(vii)~~    Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or other compensating actions, including funding, with the consent of the Company and the Administrative Agent, the applicable Ratable Share of Advances previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, each Swing Line Bank and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full Ratable Share of all Advances and participations in Swing Line Advances in accordance with its Ratable Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

(viii)    ~~(viii)~~    Assignment to the Company. Any Lender may, so long as no Event of Default has occurred and is continuing and no proceeds of Revolving Loan Advances are applied to fund the consideration for any such assignment, at any time, assign all or a portion of its rights and obligations with respect to Term Advances under this Agreement to the Company through (x) Dutch auctions open to all Lenders on a pro rata basis in accordance with procedures of the type described in Section 2.06(c)(iii) or (y) notwithstanding Sections 2.11 and 2.13 or any other provision in this Agreement, open market purchase on a non-pro rata basis; provided that in connection with assignments pursuant to clauses (x) and (y) above, if the assignee is the Company, ~~(1)~~ (1) the principal amount of such Term Advances, along with all accrued and unpaid interest thereon, so contributed, assigned or transferred to the Company shall be deemed automatically cancelled and extinguished on the date of such contribution, assignment or transfer, ~~(2)~~ (2) the aggregate outstanding principal amount of Term Advances of the remaining Lenders shall reflect such cancellation and extinguishing of the Term Advances then held by the Company and ~~(3)~~ (3) the Company shall promptly provide notice to the Administrative Agent of such assignment or transfer of such Term Advances, and the Administrative Agent, upon receipt of such notice, shall reflect the cancellation of the applicable Term Advances in the Register.
Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.10, 2.12 and 9.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section.
(c)    ~~(c)~~    Register. The Administrative Agent, acting solely for this purpose as an agent of the Company, shall maintain at one of its offices in the United States a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Advances owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Company, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Company and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)    ~~(d)~~    Participations. Any Lender may at any time, without the consent of, or notice to, the Company, the Guarantors, the Administrative Agent or the other Lenders, sell participations to any Person (other than a natural Person, the Company or any of the Company’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Advances owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Company, the Guarantors, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 8.05 with respect to any payments made by such Lender to its Participant(s).
Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 9.01(b), (c) or (d) that affects such Participant. The Company and the Guarantors each agree, to the fullest extent permitted under applicable law, that each Participant shall be entitled to the benefits of Sections 2.10, 2.12 and 9.04(b) (subject to the requirements and limitations therein, including the requirements under Section 2.12(f) (it being understood that the documentation required under Section 2.12(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 2.17 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 2.10 or 2.12, with respect to any participation, than its participating Lender would have been entitled to receive. Each Lender that sells a participation agrees, at the ~~Company's~~Company’s request and expense, to use reasonable efforts to cooperate with the Company to effectuate the provisions of Section 2.17(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.05 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Company, maintain a register on which it enters the name and address of each Participant and the principal amounts (and currency and stated interest) of each Participant’s interest in the Advances or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a ~~Participant's~~Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) and Proposed Treasury Regulations Section 1.163-5(b) (or any amended or successor version) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as the Administrative Agent) shall not have any responsibility for maintaining a Participant Register.
(e)    ~~(e)~~    Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other governmental authority; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
Section 9.08    Release of Liens and Guarantee.

(a)    ~~(a)~~    A Guarantor shall automatically be released from its obligations under the Loan Documents, and all security interests created by the Collateral Documents in Collateral owned by such Guarantor shall be automatically released, upon the consummation of any transaction permitted by this Agreement as a result of which such Guarantor ceases to be a Subsidiary (including any voluntary liquidation or dissolution of such Guarantor in accordance with Section 5.02(h)); provided that, if so required by this Agreement, the Majority Lenders shall have consented to such transaction and the terms of such consent shall not have provided otherwise. Upon any sale or other transfer by the Company or any Guarantor (other than to the Company or any Guarantor) of any Collateral in a transaction permitted under this Agreement, or upon the effectiveness of any written consent to the release of the security interest created under any Collateral Document in any Collateral or the release of any Guarantor from its guarantee hereunder pursuant to Section 9.01, the security interests in such Collateral created by the Collateral Documents or such guarantee shall be automatically released. Upon termination of the aggregate Commitments and payment in full of all Secured Obligations (other than (i) contingent obligations for indemnity, expense reimbursement, tax gross-up or yield protection for which no claim has been made and (ii) Secured Obligations under Other Secured Agreements to the extent not currently due), all obligations under the Loan Documents and all security interests created by the Collateral Documents shall be automatically released. In connection with any termination or release pursuant to this Section 9.08, the Administrative Agent shall execute and deliver to the Company or any Guarantor, at the Company’s or such Guarantor’s expense, all documents that the Company or such Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Administrative Agent.
(b)    ~~(b)~~    Upon a Lien Release Event, so long as no Default or Event of Default exists on such date or after giving effect to the release of Liens contemplated hereby, all Collateral shall be released from the Liens created by the Collateral Agreement and any other Collateral Document, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Loan Parties provided that the Lien on the Collateral shall not be released to the extent that any Lien securing indebtedness incurred pursuant to Section 5.02(b)(xvi) is not concurrently released. From and after a Lien Release Event and prior to any subsequent Ratings Trigger Event, any provision set forth herein or in any other Loan Document requiring the consent of the Collateral Agent or actions required in connection with Collateral (including delivery of opinions with respect thereto) shall be disregarded.

Section 9.09    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York; provided that, any determinations as to whether any Acquisition Agreement Representation has been breached, whether the Company or a Subsidiary of the Company has the right to terminate the Company’s obligations under the Acquisition Agreement or to decline to consummate the Acquisition pursuant to the Acquisition Agreement as a result of a breach of any such Acquisition Agreement Representation or whether a Vector/Kodiak Material Adverse Effect has occurred shall be governed by the laws of the State of Delaware.

Section 9.10    Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 9.11    Consent to Jurisdiction; Waiver of Immunities. (a) The Company and the Guarantors each irrevocably and unconditionally agrees, that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, the Collateral Agent or any Lender, or any Related Party of the foregoing in any way relating to this Agreement or the transactions relating hereto, in each case in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court for the Southern District of New York sitting in New York County, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Company, the Guarantors or their properties in the courts of any jurisdiction. The Company and the Guarantors each irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in this Section.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(a)    ~~(b)~~    Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.02. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

Section 9.12    [Reserved].
Section 9.13    Waiver of Trial by Jury. EACH OF THE COMPANY, THE GUARANTORS, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND, BY THEIR ACCEPTANCE OF THE BENEFITS HEREOF, THE LENDERS HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each of the Company, the Guarantors, the Administrative Agent, the Collateral Agent and, by their acceptance of the benefits hereof, the Lenders (i) acknowledges that this waiver is a material inducement for the Company, the Guarantors, the Lenders, the Administrative Agent and the Collateral Agent to enter into a business relationship, that the Company, the Guarantors, the Lenders, the Administrative Agent and the Collateral Agent have already relied on this waiver in entering into this Agreement or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

Section 9.14    [Reserved].

Section 9.15    Survival of Certain Provisions. All agreements, representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement and any increase in the Commitments under this Agreement. The Company’s obligations under Sections 2.10 and 9.04, and the Lender’s obligations under Section 8.05 shall survive the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

Section 9.16    Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 9.17    Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

Section 9.18    USA PATRIOT Act Notice. Each Lender that is subject to the PATRIOT Act and each of the Administrative Agent and the Collateral Agent (for itself and not on behalf of any Lender) hereby notifies the Company and the Guarantors that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies the Company and the Guarantors, which information includes the name and address of the Company and the Guarantors and other information that will allow such Lender, the Administrative Agent or the Collateral Agent, as applicable, to identify the Company and the Guarantors in accordance with the PATRIOT Act.

Section 9.19    Confidentiality. The Administrative Agent, the Collateral Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it or its Affiliates (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, provided, however, that, except in the case of disclosure to bank regulators or examiners in accordance with customary banking practices, if legally permitted, written notice of each instance in which Information is required or requested to be disclosed shall be furnished to the Company not less than 30 days prior to the expected date of such disclosure or, if 30 days’ notice is not practicable under the circumstances, as promptly as practicable under the circumstances, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or any action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 9.19, to (i) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective party (or its managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives) to any swap or derivative or similar transaction under which payments are to be made by reference to the Company and its obligations, this Agreement or payments hereunder, (iii) any rating agency, or (iv) the CUSIP Service Bureau or any similar organization, (g) with the consent of the Company or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, the Collateral Agent or any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Company.
For purposes of this Section, “Information” means all information received from the Company or any of its Restricted Subsidiaries relating to the Company or any of its Restricted Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, the Collateral Agent or any Lender on a nonconfidential basis prior to disclosure by the Company or any of its Restricted Subsidiaries. Any Person required to maintain the confidentiality of Information as provided in this Section 9.19 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Section 9.20    No Fiduciary Duty.    Each of the Company and each Guarantor acknowledges that the Administrative Agent, the Collateral Agent, each Lender and their respective Affiliates (collectively, solely for purposes of this paragraph, the “Lender Parties”) (i) is acting pursuant to a contractual relationship on an arm’s length basis, and the parties hereto do not intend that any Lender Party act or be responsible as a fiduciary to the Company or the Guarantors, the Company’s or any Guarantor’s management, stockholders or creditors or any other person and (ii) may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Company and its Affiliates, and none of the Administrative Agent, the Collateral Agent, the Lenders or their Affiliates has any obligation to disclose any of such interests to the Company or its Affiliates. Each of the Company, each Guarantor and each Lender Party hereby expressly disclaims any fiduciary relationship and agrees they are each responsible for making their own independent judgments with respect to any transactions entered into between them. Each of the Company and each Guarantor also hereby acknowledges that no Lender Party has advised nor is advising it as to any legal, accounting, regulatory or tax matters, and that the Company and each Guarantor are consulting its own advisors concerning such matters to the extent they deem appropriate.

Section 9.21    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    ~~(a)~~    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    ~~(b)~~    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    ~~(i)~~    a reduction in full or in part or cancellation of any such liability;
(ii)    ~~(ii)~~    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    ~~(iii)~~    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section 9.22 Certain ERISA Matter.

(a)    ~~(a)~~    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Collateral Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that at least one of the following is and will be true:

(i)    ~~(i)~~    such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Advances or the Commitments;
(ii)    ~~(ii)~~    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement;
(iii)    ~~(iii)~~    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Advances, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement satisfy the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement; or
(iv)    ~~(iv)~~    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)    ~~(b)~~    In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Collateral Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that:
(i)    ~~(i)~~    none of the Administrative Agent, the Collateral Agent or any Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto);
(ii)    ~~(ii)~~    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50,000,000, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E);
(iii)    ~~(iii)~~    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations);
(iv)    ~~(iv)~~    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Advances, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder; and
(v)    ~~(v)~~    no fee or other compensation is being paid directly to the Administrative Agent or any Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Advances, the Commitments or this Agreement.
(c)    ~~(c)~~    The Administrative Agent, the Collateral Agent and each Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Advances, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Advances or the Commitments for an amount less than the amount being paid for an interest in the Advances or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.
Section 9.23    Acknowledgement Regarding Any Supported QFCs.To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States); in the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

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